PROSPECTUS



                               $65,731,702
                       Lehman Structured Securities Corp.

          Commercial Mortgage Pass-Through Certificates, Series 1996-1

                         ----------------------------

     Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates") will consist of three classes, Class E-1 and Class E-2
(collectively, the "Offered Certificates") and Class R (the "Class R Certificate"). Only the Offered Certificates are being offered hereby. As set forth herein, the Class E-2 Certificates will be subordinated to the Class E-1 Certificates. It is a condition to the issuance of the Offered Certificates that the Class E-1 Certificates be rated "BBB" by Duff & Phelps Credit Rating Co. ("D&P"), and that the Class E-2 Certificates be rated "BB" by each of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and D&P.

     The Certificates will represent, in the aggregate, all of the beneficial ownership interests in a trust (the "Trust") to be established by Lehman Structured Securities Corp. (the "Depositor") pursuant to a Trust Agreement, dated as of October 1, 1996, between the Depositor and State Street Bank and Trust Company, as trustee (the "Trustee"). The primary assets of the Trust (the "Trust Fund") will consist primarily of certain Resolution Trust Corporation (the "RTC" and, together with its successors and assigns, the "Seller") Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "Underlying Certificates"), Class E (the "Underlying Class E Certificates"), which Underlying Class E Certificates represent approximately 59.37% of the original Certificate Principal Amount of Class E of the Underlying Certificates, with a current principal balance of $65,731,702.68 upon deposit into the Trust. The Underlying Class E Certificates represent an interest in a trust fund (the "Underlying Trust Fund"), the assets of which consist primarily of adjustable and fixed rate, amortizing and balloon payment, conventional mortgage loans secured by first liens on commercial real estate properties, multifamily residential properties and mixed residential/commercial properties and also includes mortgage loans secured by junior liens on such types of properties (all such mortgage loans, the "Mortgage Loans"). The Underlying Class E Certificates were acquired by the Depositor in secondary market transactions at varying prices. The Underlying Class E Certificates are currently rated "BB" by S&P and D&P.

                                                  (cover continued on next page)
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                Prospective investors in the Offered Certificates should consider the factors discussed under "Risk Factors" beginning on page 12.

                        Initial Certificate     Price to      Underwriting        Certificate         Final Scheduled        CUSIP
          Class          Principal Amount      Public (3)       Discount         Interest Rate      Distribution Date(1)     Number
          -----          --------- ------      ---------        --------         -------------      -----------------        ------

                       ---------------------- ----------------------- ---------------------- ----------------------

                                               Initial Certificate         Certificate          Final Scheduled
                               Class           Principal Amount(1)        Interest Rate      Distribution Date(2)

                       ---------------------- ----------------------- ---------------------- ----------------------

    Class E-1........       $29,579,266           (2)             (2)                7.995%            June 25, 2026      52518RAA4
                             ----------
    Class E-2........       $36,152,436          85.50%           0.25%              7.995%            June 25, 2026      52518RAB2
                             ----------


------------------------

(1)  Determined on the basis of the assumptions set forth herein.

(2) The Class E-1 Certificates will be offered by Lehman Brothers from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

(3) The aggregate proceeds (excluding accrued interest) to the Depositor from the sale of the Offered Certificates will be approximately $60,525,000 before deduction of expenses payable by the Depositor estimated to be approximately $525,000. ------------------------------


     The Offered Certificates offered by this Prospectus are offered by Lehman Brothers Inc. or one of its affiliates ("Lehman Brothers" or the "Underwriter") subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by Lehman Brothers and certain further conditions. It is expected that the Class E-2 Certificates will be delivered in definitive form at the offices of Lehman Brothers, New York, New York, and that the Class E-1 Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, in each case on or about November 1, 1996. ------------------------------ LEHMAN
BROTHERS October 29, 1996

(cover continued from previous page)


     The primary credit support for the Underlying Class E Certificates is (i) the right to draw on a reserve fund (the "Reserve Fund") established by the RTC,
(ii) the credit support provided by subordination to the Underlying Class E Certificates of certificates ranking lower in priority of payments and higher in priority of allocation of losses, and (iii) the extent to which the current Scheduled Principal Balance of the Mortgage Loans exceeds the Certificate Principal Amount of the Underlying Certificates. The Certificates and the Underlying Class E Certificates do not constitute obligations of the Depositor, the Trustee, the Seller, the RTC or any depository institution for which the RTC has acted as conservator or receiver. Neither the Certificates nor the Underlying Class E Certificates will be savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or any other governmental agency or instrumentality.

     Lehman Brothers, directly or through one or more of its affiliates, intends to make a secondary market in the Offered Certificates but is under no obligation to do so. The footnotes to the table on the previous page are as follows:


     The Offered Certificates will bear interest at the rate per annum (the "Certificate Interest Rate") set forth on the cover hereof. Interest on the Offered Certificates will be payable each month on the 25th day of the month (or the next succeeding Business Day if such 25th day is not a Business Day), which is the same day on which distributions on the Underlying Class E Certificates are scheduled to be made (each such date, a "Distribution Date"), commencing November 25, 1996. Interest will accrue on the Offered Certificates from the first day of the month preceding the month in which the related Distribution Date occurs through the last day of such preceding month (each such period, the "Certificate Interest Accrual Period"), which is the same period over which the Underlying Class E Certificates will accrue interest. Principal payments on the Offered Certificates will be made in the amounts and in accordance with the priorities described herein.

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC" and, with respect to the Trust Fund, the "Trust REMIC") for federal income tax purposes. The Offered Certificates will be designated as "regular interests" and the Class R Certificate will be designated as the "residual interest" in the Trust REMIC. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

     The transferability of the Offered Certificates is subject to certain limitations. See "DESCRIPTION OF THE CERTIFICATES -- Restrictions on the Transfer of the Certificates."

     Until ninety days after the date of this Prospectus, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver the Prospectus with respect to their unsold allotments or subscriptions.

                             SUMMARY OF TRANSACTION


     The Offered Certificates being offered hereby will evidence the beneficial ownership interests in the Trust, the assets of which consist of an approximately 59.37% portion of a single class of certificates entitled Commercial Mortgage Pass-Through Certificates, Series 1994-C1, Class E, issued on September 29, 1994, by the Resolution Trust Corporation. Principal distributed on the Underlying Class E Certificates (other than with respect to Excess Interest) on each Distribution Date will be applied first to pay principal on the Class E-1 Certificates, until such Class E-1 Certificates have been paid in full, and then to pay principal on the Class E-2 Certificates, until such Class E-2 Certificates have been paid in full. Principal distributed on the Underlying Class E Certificates resulting from Excess Interest on any such Distribution Date will be applied to pay principal on the Class E-1 Certificates and the Class E-2 Certificates, pro rata.

     The Class E-1 Certificates will be assigned a rating of "BBB" by D&P, and the Class E-2 Certificates will be assigned a rating of "BB" by D&P and S&P (the "Rating Agencies"). In certain instances, the owner of the Reserve Fund (which as of October 1, 1996 is the Seller) is permitted, pursuant to the terms of the Collateral Security Agreement (as defined in the Underlying Prospectus), to obtain a release of funds on deposit in the Reserve Fund, provided and only to the extent that any such release does not result in a downgrade of the Underlying Certificates to a rating level below the initial ratings assigned to such Underlying Certificates (as indicated below). Amounts released from the Reserve Fund to the owner of the Reserve Fund would not be recoverable from such owner once they have been released, and therefore would not be available to holders of the Underlying Certificates to cover losses. The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.

     Because an investor in the Certificates will receive all of its payments from distributions in respect of the Underlying Class E Certificates, the following table has been prepared to give such investors updated information on the status of the Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 transaction (the "Underlying Transaction") as of October 1, 1996, based on the Underlying Trustee's report to Certificateholders, dated October 25, 1996 (the "Underlying Trustee's October Report"):




           Initial   Current                  Pass
Underlying Ratings   Ratings                  Through            Original            October 1, 1996
Class      S&P/D&P   S&P/D&P   Collateral     Rate               Balance             Balance
-----      -------   -------   ----------     ----               -------             -------
 A-1      AAA/AAA    AAA/AAA   Multifamily    LIBOR + 0.45%#     $141,209,000        $106,749,920
 A-2A     AAA/AAA    AAA/AAA   Multifamily            6.80%       $35,772,000                  $0
 A-2B     AAA/AAA    AAA/AAA   Multifamily            7.45%       $23,155,000                  $0
 A-2C     AAA/AAA    AAA/AAA   Multifamily            7.45%      $129,291,000        $122,293,568
 A-3      AAA/AAA    AAA/AAA   Comm'l/Multi.  LIBOR + 0.55%#     $341,663,000        $245,939,999
 A-4      AAA/AAA    AAA/AAA   Comm'l/Multi.          7.25%       $68,714,000                  $0
 B        AA/AA+     AA/AA+    Comm'l/Multi.          8.00%       $56,905,000         $56,905,000
 C        A/AA       A/AA      Comm'l/Multi.          8.00%      $102,428,000        $102,428,000
 D        BBB/A      BBB/A     Comm'l/Multi.          8.00%       $68,286,000         $62,499,300
 E        BB/BB      BB/BB     Comm'l/Multi.          8.00%      $125,190,000        $110,723,249
 F        B/BB-      B/BB-     Comm'l/Multi.          8.00%       $45,524,000         $36,843,950
                                                                  -----------         -----------
                                                               $1,138,137,000        $844,382,985

     # One month LIBOR calculated in the manner set forth in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Determination of LIBOR" plus 45 or 55 basis points, as applicable, per annum, such total amount subject to a cap of 13% per annum.

     In addition, the following information about the Underlying Certificates, the Mortgage Loans and the Reserve Fund is provided as of October 1, 1996, based on the Underlying Trustee's October Report:


                                                           Underlying       October 1,                            Percentage
                                                           Closing Date     1996             Change               Change
                                                           -------          ----             ------               ------
Balance  of  the  Underlying   Certificates                $1,138,137,000   $844,382,985     ($293,754,015)         -25.8%


Scheduled Principal Balance of the                         $1,138,319,146    $873,687,532     ($264,631,614)        -23.2%
Underlying Mortgage Loans
Balance of the Reserve Fund*                                 $294,333,118    $274,361,948      ($19,971,170)         -6.8%
Reserve Fund Balance**                                              25.9%           32.5%               6.4%         25.6%
Certificate Principal Amount of Underlying Class F                   4.0%            4.4%               0.4%          9.1%
Certificates**
Overcollateralization of the Mortgage Pool**                         0.0%            3.5%               3.5%           N/A
                                                                     ----            ----               ----  ---      ---
Total Credit Support for Underlying Class E Certificates**          29.9%           40.3%              10.4%         35.0%


--------------------------------

* For a description of the permitted investments of the Reserve Fund, see "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund -- General" in the Underlying Prospectus.
** Credit Support for the Underlying Class E Certificates consists of the available funds in the Reserve Fund, the outstanding principal balance of the Class F Certificates (as defined in the Underlying Prospectus) and the amount of overcollateralization of the Mortgage Pool and is expressed as a percentage of the principal balance of the Underlying Certificates.

     For information concerning the level of delinquencies on the Mortgage Loans, investors are urged to review "SERVICING OF THE MORTGAGE LOANS -- Delinquency Experience" herein.

     For additional information regarding the terms and structure of the Underlying Transaction, see the Prospectus relating to the Underlying Transaction, attached hereto as Annex A. The prospectus relating to the Underlying Transaction speaks only as of September 26, 1994, and information included therein is not current. Prospective investors should refer to this Prospectus for more current information.

                           SUMMARY OF TERMS


     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the prospectus relating to the RTC Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "Underlying Prospectus," annexed hereto as Annex A) pursuant to which the Underlying Class E Certificates were issued. Capitalized terms used but not defined herein have the meanings assigned in the text of this Prospectus. See "Index of Principal Terms."

     Information on the Mortgage Loans contained herein is based upon publicly available information, including, in particular, information contained in the Underlying Prospectus, reports to holders of the Underlying Class E Certificates (the "Underlying Certificateholders") which will include the Trust, reports of the Master Servicer and Underlying Trustee and other reports regarding the Mortgage Loans made available publicly or to holders of the Underlying Certificates (including the Underlying Class E Certificates). The Depositor has not independently confirmed that the information presented in such Underlying Prospectus or in such other reports is accurate or complete. Furthermore, the Underlying Prospectus speaks only as of September 26, 1994, and information included therein is not current. Prospective investors should refer to this Prospectus for more current information.

                                SUMMARY OF TERMS



Depositor...................    Lehman   Structured   Securities   Corp.   (the
                                "Depositor").    The   Depositor's    principal
                                offices  are located at 200 Vesey  Street,  New
                                York,   New   York   10285,   telephone   (212)
                                526-5594.  See "THE DEPOSITOR" herein.



Certificates................    Commercial Mortgage Pass-Through  Certificates,
                                Series  1996-1,  in  the  Classes  and  in  the
                                initial   Certificate   Principal  Amounts  set
                                forth  on the  cover  page of  this  Prospectus
                                (the  "Certificates").  The  Certificates  will
                                consist of three  classes  (each,  a  "Class"),
                                Class   E-1  and   Class   E-2  (the   "Offered
                                Certificates")   and  Class  R  (the  "Class  R
                                Certificate"). The Class R Certificate is not being offered hereby. See "DESCRIPTION OF THE
                                CERTIFICATES" herein.

                                The Offered Certificates will be subject to certain transfer restrictions. See "DESCRIPTION OF THE CERTIFICATES -- Restrictions on the Transfer of the Certificates" herein.

                                The Certificates will evidence, in the aggregate, all of the beneficial ownership interests in a trust (the "Trust") the corpus of which (the "Trust Fund") will consist primarily of the Underlying Class E Certificates. The Certificates will be issued by the Trust pursuant to a Trust Agreement to be dated as of October 1, 1996 (the "Trust Agreement"), between the Depositor and the Trustee (as defined herein). See "DESCRIPTION OF THE CERTIFICATES -- The Trust Fund" herein.



Trust Fund..................    The  assets  in the  Trust  Fund  will  consist
                                primarily of Resolution Trust  Corporation (the
                                "RTC" acting in its  corporate  capacity and as
                                conservator  or receiver of various  depository
                                institutions,    and,    together    with   its
                                successors    and   assigns,    the   "Seller")
                                Commercial Mortgage Pass-Through  Certificates,
                                Series 1994-C1,  Class E (the "Underlying Class
                                E  Certificates")  representing  a  portion  of
                                Class E of the Underlying  Certificates  with a
                                current  principal  balance upon  transfer into
                                the Trust (after  giving  effect to the October
                                25, 1996  distribution) of $65,731,702.68 as of
                                October  1,  1996.  The   Underlying   Class  E
                                Certificates  represent  an interest in a trust
                                fund (the "Underlying Trust Fund"),  the assets
                                of  which  consist  primarily  of a  pool  (the
                                "Mortgage  Pool") of adjustable and fixed rate,
                                amortizing  and balloon  payment,  conventional
                                mortgage   loans  secured  by  first  liens  on
                                commercial real estate properties,  multifamily
                                residential      properties      and      mixed
                                residential/commercial  properties and mortgage
                                loans  secured by junior liens on such types of
                                properties  (all  such  mortgage   loans,   the
                                "Mortgage Loans").  Midland Data Systems,  Inc.
                                and  Banc   One   Management   and   Consulting
                                Corporation   act  as  Master   Servicer   (the
                                "Master  Servicer")  and Special  Servicer (the
                                "Special  Servicer"),   respectively,   of  the
                                Mortgage  Loans,  and  State  Street  Bank  and
                                Trust  Company is the trustee (the  "Underlying
                                Trustee")   with  respect  to  the   Underlying
                                Transaction.    A   brief    summary   of   the
                                Underlying   Certificates   is  included  above
                                under  "Summary  of  Transaction."  For further
                                information     regarding    the     Underlying
                                Certificates, see the Underlying Prospectus attached hereto.

                                The Underlying Class E Certificates were issued on September 29, 1994 with an original Certificate Principal Amount of $74,320,000, which amount constituted approximately 59.37% of the entire Class when issued.


The Mortgage Loans*.........    As  of  September  1,  1996  the  Mortgage  Pool
                                consisted  of  1,686   Mortgage  Loans  with  an
                                approximate    aggregate   Scheduled   Principal
                                Balance   of   $879,146,305.    Based   on   the
                                information   in  the   Underlying   Prospectus,
                                substantially  all of the Mortgage Loans are not
                                insured or guaranteed by any governmental entity
                                or private mortgage insurer.  The Mortgage Loans
                                are secured by first liens (or: (i) with respect
                                to 67 Mortgage Loans with an aggregate Scheduled
                                Principal  Balance of approximately  $19,040,627
                                representing approximately 2.17% of the Mortgage
                                Pool  by  Scheduled   Principal  Balance  as  of
                                September 1, 1996,  by second liens on Mortgaged
                                Properties  (as defined  below) with  respect to
                                which the related  first liens are not  included
                                in the  Mortgage  Pool;  (ii) with  respect to 3
                                Mortgage  Loans  with  an  aggregate   Scheduled
                                Principal  Balance of  approximately  $1,972,568
                                representing approximately 0.22% of the Mortgage
                                Pool  by  Scheduled   Principal  Balance  as  of
                                September  1, 1996,  by third liens on Mortgaged
                                Properties  with  respect  to which the  related
                                first and second  liens are not  included in the
                                Mortgage  Pool;  and  (iii)  with  respect  to 4
                                Mortgage  Loans  with  an  aggregate   Scheduled
                                Principal  Balance  of  approximately   $146,957
                                representing approximately 0.02% of the Mortgage
                                Pool  by  Scheduled   Principal  Balance  as  of
                                September   1,  1996,   by  liens  on  Mortgaged
                                Properties   for  which  the  lien  position  is
                                unknown) on fee simple or leasehold interests in
                                multifamily   residential   properties,   office
                                buildings, retail buildings,  warehouses, hotels
                                and motels,  industrial  buildings and a variety
                                of  other  commercial   properties   located  in
                                approximately 41 states and the District of Columbia.

                                The Mortgage Loans are divided into four Mortgage Loan Groups on the basis of interest rate and type of underlying Mortgaged Properties.

                                Mortgage Loan Groups 1 and 2 consist of Mortgage Loans secured by first liens (or by junior liens where all related senior liens secure Mortgage Loans included in the related Mortgage Loan Group) on multifamily residential properties ("Eligible Multifamily Mortgage Loans").

                                Mortgage Loan Group 1 consists of Mortgage Loans having Mortgage Interest Rates (the rate at which interest accrues on each Mortgage Loan) which are adjustable and generally subject to minimum interest rates ("Floor Interest Rates") lower than those of the adjustable rate Group 2 Mortgage Loans or no Floor Interest Rates. All of the Group 1 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of September 1, 1996, the 322 Mortgage Loans in Mortgage Loan Group 1 had an approximate aggregate Scheduled Principal Balance of $183,766,834, a weighted average Mortgage Interest Rate of approximately 7.94% per annum and a weighted average remaining term to stated maturity of approximately 19.0 years based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein. Approximately 24.89% of the Group 1 Mortgage Loans, by Scheduled Principal Balance as of September 1, 1996, are not fully amortizing over their terms to maturity.

                                Mortgage Loan Group 2 consists of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase or decrease by fixed amounts after the Cut-Off Date relating to the Underlying Transaction (the "Underlying Cut-Off Date") on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates which are adjustable, but subject to a Floor Interest Rate of at least 8.375% per annum. Based on the information in the Underlying Prospectus, all of the Group 2 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of September 1, 1996, the 410 Mortgage Loans in Mortgage Loan Group 2 had an approximate aggregate Scheduled Principal Balance of $225,522,842, a weighted average Mortgage Interest Rate of approximately 8.85% per annum and a weighted average remaining term to stated maturity of approximately 14.5 years based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein. Approximately 47.91% of the Group 2 Mortgage Loans, by Scheduled Principal Balance as of September 1, 1996, are not fully amortizing over their terms to maturity.

                                Mortgage Loan Group 3 consists of Mortgage Loans having Mortgage Interest Rates which are adjustable and generally subject to Floor Interest Rates lower than those of the adjustable rate Group 4 Mortgage Loans or no Floor Interest Rates. As of September 1, 1996, the 479 Mortgage Loans in Mortgage Loan Group 3 had an approximate aggregate Scheduled Principal Balance of $205,590,009, a weighted average Mortgage Interest Rate of approximately 8.31% per annum and a weighted average remaining term to stated maturity of approximately 11.9 years based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein. Approximately 43.39% of the Group 3 Mortgage Loans, by Scheduled Principal Balance as of September 1, 1996, are not fully amortizing over their terms to maturity.

                                Mortgage Loan Group 4 consists of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase or decrease by fixed amounts after September 1, 1996 on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates which are adjustable, but subject to a Floor Interest Rate of at least 8.375% per annum. As of September 1, 1996, the 475 Mortgage Loans in Mortgage Loan Group 4 had an approximate aggregate Scheduled Principal Balance of $264,266,621, a weighted average Mortgage Interest Rate of approximately 8.81% per annum and a weighted average remaining term to stated maturity of approximately 4.7 years based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein. Approximately 87.39% of the Group 4 Mortgage Loans, by Scheduled Principal Balance as of September 1, 1996, are not fully amortizing over their terms to maturity.

                                As used herein,  "Mortgaged  Property" is either
                                (i) each fee simple or leasehold interest in commercial, multi-family residential or mixed residential/commercial property securing a Mortgage Loan, or (ii) such property, as the context requires.




     * Statistical information on the Mortgage Loans included in this Prospectus is generally as of September 1, 1996, the last day as of which detailed information was made available by the Master Servicer. However, to the extent included in the Underlying Trustee's October Report, certain information herein is as of October 1, 1996, and is noted accordingly. The Underlying Certificates will be transferred to the Trust as of the Cut-Off Date (October 1, 1996), however, and accordingly the information with respect to the Mortgage Loans is expected to vary on the Cut-Off Date from the information presented herein as of September 1, 1996, due to scheduled principal payments, prepayments, negative amortization, losses and other factors.




Maturity Date Extension
 Assumptions For Matured
 Balloon Mortgage Loans.....  Unless noted  otherwise,  the  following  maturity date extension assumptions were used for Matured Balloon Mortgage Loans to determine the remaining term to stated maturity, in classifying the Mortgage Loans as either Balloon Mortgage Loans or fully amortizing Mortgage Loans and in preparing certain tables under "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" herein: (i) the maturity dates for all non-amortizing Balloon Mortgage Loans that became Matured Balloon Mortgage Loans on or before the Underlying Cut-Off Date have been extended to September 1, 1999; (ii) the maturity dates for all other Balloon Mortgage Loans that became Matured Balloon Mortgage Loans on or before the Underlying Cut-Off Date have been extended to the dates on which such Mortgage Loans would have fully amortized based on their related original amortization terms; (iii) the maturity dates for all Mortgage Loans that became Matured Balloon Mortgage Loans after the Underlying Cut-Off Date and on or before September 1, 1996 have been extended to the date of the first anniversary of their related original maturity dates that occurs after September 1, 1996; and (iv) Matured Balloon Mortgage Loans which have been restructured to have new maturity dates are assumed to pay through maturity in accordance with their restructured terms.



Reserve Fund................    The  Underlying  Certificates  have the benefit
                                of the  Reserve  Fund  as  credit  enhancement.
                                The Reserve  Fund  itself,  however,  is not an
                                asset   of   the    Underlying    Trust.    See
                                "DESCRIPTION  OF  THE  CERTIFICATES  -  Reserve
                                Fund" in the Underlying Prospectus, for a description of the permitted investments of the Reserve Fund, see "DESCRIPTION OF THE
                                CERTIFICATES  - Reserve  Fund - General" in the
                                Underlying Prospectus.


Interest....................    On each  Distribution  Date (as defined below),
                                distributions  in respect of  interest  will be
                                made to holders  of each  Class of the  Offered
                                Certificates,  to the extent of funds available
                                therefor,   in  accordance   with  the  payment
                                priorities  set  forth in  "Description  of the
                                Certificates  --  Priorities  of  Distribution"
                                herein,  in an amount equal to interest accrued
                                during the preceding  calendar  month (each,  a
                                "Certificate Interest Accrual Period"),  net of
                                any Deferred  Interest  allocated to such Class
                                as  described  below.  Interest  will accrue on
                                the  Offered   Certificates   during  the  same
                                period   as   on   the   Underlying   Class   E
                                Certificates.   Interest  will  accrue  on  the
                                Offered   Certificates  with  respect  to  each
                                Distribution    Date    on   its    outstanding
                                Certificate  Principal Amount immediately prior
                                to  such  Distribution  Date  at the  rate  per
                                annum  (the  "Certificate  Interest  Rate") for
                                each  such  Class of  7.995%.  Interest  on the
                                Offered  Certificates will be calculated on the
                                basis of a 360-day  year  consisting  of twelve
                                thirty-day  months.  No interest will accrue on
                                the Class R  Certificate.  Interest will accrue
                                on  the   Class   E-1   Certificates   and  the
                                Class E-2  Certificates  beginning  October  1,
                                1996   and   will   be   distributed   on  each
                                Distribution Date commencing November 25, 1996.

                                Distributions of interest to the holders of the Offered Certificates ("Certificateholders" or "Holders") will be reduced by the amount of Deferred Interest allocated to the Underlying Class E Certificates, and such Deferred Interest will be allocated first to the Class E-2 Certificates and then to the Class E-1 Certificates as more fully set forth under "DESCRIPTION OF THE CERTIFICATES -- Interest on the Certificates" herein. The amount of any Deferred Interest allocated to a Class of the Offered Certificates will be added to the Certificate Principal Amount thereof. "Deferred Interest" means, with respect to any Mortgage Loan, the excess of (x) interest accrued on such Mortgage Loan at the annual rate at which interest accrues on the principal balance of such Mortgage Loan (the "Mortgage Interest Rate") over (y) accrued interest due on such Mortgage Loan at the rate at which interest is paid on such Mortgage Loan (the "Payment Rate"). No Deferred Interest is allocated to any Underlying Certificates unless interest accrued thereon (as adjusted for prepayment interest shortfalls) exceeds all interest, net of servicing fees, accrued or deemed to accrue on the Mortgage Loans, plus late charges, penalty interest and certain other amounts received thereon.


Principal...................    The  amount  of  principal  distributed  on the
                                Offered  Certificates on each Distribution Date
                                will equal the amount of principal  distributed
                                on the Underlying  Class E Certificates on each
                                Distribution  Date.  Principal  distributed  on
                                the Underlying  Class E  Certificates  includes
                                both  principal  attributable  to principal due
                                or   received   on  the   Mortgage   Loans  and
                                principal  distributed to the Underlying  Class
                                E   Certificates   from   distributable   funds
                                remaining     after    all    other    required
                                distributions   are  made  on  the   Underlying
                                Certificates  and any required  deposits to the
                                Reserve  Fund  are  made  ("Excess  Interest"),
                                which  funds  will   generally   represent  the
                                difference  between  interest  payable  on  the
                                Mortgage  Loans,  net of servicing  and trustee
                                fees,  and interest  payable on the  Underlying
                                Certificates.   Principal  distributed  on  the
                                Underlying  Class E  Certificates  (other  than
                                Excess  Interest)  on  each  Distribution  Date
                                will be applied  first to pay  principal on the
                                Class E-1  Certificates,  until such  principal
                                amount  has been paid in full,  and then to pay
                                principal on the Class E-2 Certificates,  until
                                such Class E-2  Certificates  have been paid in
                                full.  Principal  distributed on the Underlying
                                Class  E  Certificates  resulting  from  Excess
                                Interest on any such  Distribution Date will be
                                applied  to  pay  principal  on the  Class  E-1
                                Certificates  and the Class  E-2  Certificates,
                                pro   rata,    determined   after   all   other
                                distributions     of    principal    on    such
                                Distribution  Date.   Distributions  of  Excess
                                Interest    are   made   on   the    Underlying
                                Certificates    only   from   available   funds
                                remaining   after  making  all  other  required
                                distributions  on the  Underlying  Certificates
                                (including   the  class   subordinate   to  the
                                Underlying  Class E  Certificates)  and  making
                                any  required  deposit in the  Reserve  Fund to
                                restore  it to the  "Liquidity  Amount"  (2% of
                                the aggregate  Scheduled  Principal  Balance of
                                the  Mortgage   Loans  as  of  the   Underlying
                                Cut-Off   Date)   or,    subject   to   certain
                                limitations,   to  reimburse  it  for  previous
                                "Basis Risk  Reserve  Fund Draw  Amounts"  (the
                                amounts  withdrawn  from  the  Reserve  Fund as
                                specified    under    "DESCRIPTION    OF    THE
                                CERTIFICATES  --  Reserve  Fund"),  if any.  At
                                any  such  time  as the  Certificate  Principal
                                Amounts of the Class E-1  Certificates  and the
                                Class  E-2   Certificates  is  equal  to  zero,
                                payments of principal  made with respect to the
                                Underlying   Class  E   Certificates   will  be
                                distributed to the Class R Certificate.


Denominations; Form.........    The  Class  E-1  Certificates  will be issued in
                                fully registered form in original  denominations
                                of $100,000 and integral  multiples of $1,000 in
                                excess thereof.  The Class E-2 Certificates will
                                be issued in fully registered  certificated form
                                in  original   denominations   of  $250,000  and
                                integral  multiples of $1,000 in excess thereof.
                                The Class  E-1  Certificates  initially  will be
                                issued in book-entry  form and initially will be
                                represented by one or more physical certificates
                                registered  in the  name of  Cede & Co.,  as the
                                nominee of The Depository Trust Company ("DTC").
                                No person acquiring an interest in any Class E-1
                                Certificate  (a "Class E-1  Certificate  Owner")
                                will be entitled  to receive a fully  registered
                                physical      certificate     (a     "Definitive
                                Certificate")    representing    such   person's
                                interest in the Trust Fund,  except in the event
                                that  Definitive  Certificates  are issued under
                                the limited circumstances  described herein. All
                                references  herein  to  Certificateholders   and
                                their rights  shall  include the rights of Class
                                E-1 Certificate Owners, as such rights may be exercised through DTC and its participating organizations, except as otherwise specified herein. See "DESCRIPTION OF THE CERTIFICATES --
                                Book-Entry Certificates."



Cut-Off Date................    October 1, 1996 (the "Cut-Off Date").



Closing Date................    On or about  November 1,  1996  (the  "Closing
                                Date").


Record Date.................    The  record  date  for  the  Certificates  (the
                                "Record Date") for each  Distribution Date will
                                be the close of business  on the last  Business
                                Day  of the  month  immediately  preceding  the
                                month in which such  Distribution  Date occurs,
                                or,  for  the  first   Distribution  Date,  the
                                Closing Date.


Business Day................    Any day  that is not a  Saturday,  Sunday  or a
                                day  on  which  banking  or  savings  and  loan
                                institutions    in    the    Commonwealth    of
                                Massachusetts or the City of New York are authorized or obligated by law to be closed.


Distribution Date...........    A  distribution  date  (each,  a  "Distribution
                                Date") will be, for each month, the 25th day of the month or, if such 25th day is not a Business Day, the next succeeding Business Day commencing November 25, 1996. Distributions on the Certificates are made on the same day as distribution on the Underlying Class E
                                Certificates.


Trustee.....................    State  Street  Bank  and  Trust   Company.   As
                                compensation  for  its  services,  the  Trustee
                                will  be   entitled   to  a  trustee  fee  (the
                                "Trustee  Fee")  payable  on each  Distribution
                                Date  at a per  annum  rate  of  0.005%  on the
                                aggregate     principal    balance    of    the
                                Certificates.  The  Trustee  Fee  will  be paid
                                solely   from   interest   collected   on   the
                                Underlying  Class E  Certificates  and  will be
                                paid     prior     to      distributions     to
                                Certificateholders.  Any unpaid  amounts of the
                                Trustee  Fee  will   accrue   interest  at  the
                                Certificate  Interest Rate,  compounded monthly
                                as of the  end  of  each  Certificate  Interest
                                Accrual  Period,  to the end of the Certificate
                                Interest    Accrual   Period    preceding   the
                                Distribution Date when paid.


Final Scheduled
 Distribution Date..........    June 25,  2026,  which is the  Final  Scheduled
                                Distribution  Date for the  Underlying  Class E
                                Certificates.

Use of Proceeds.............    The Depositor will apply  substantially  all of
                                the net  proceeds  from the sale of the Offered
                                Certificates  to the purchase of the Underlying
                                Class  E   Certificates   and  the  payment  of
                                expenses   incurred  in  connection   with  the
                                issuance  and   underwriting   of  the  Offered
                                Certificates.

Optional Termination........    With   respect  to  the   Underlying   Class  E
                                Certificates,  on  or  after  any  Distribution
                                Date on  which  the  principal  balance  of the
                                Underlying  Certificates  is less  than  10% of
                                the respective  initial  principal  balances of
                                such   Underlying   Certificates,   the  Master
                                Servicer,  the Special  Servicer (if it is then
                                servicing all of the Mortgage  Loans  remaining
                                in the  Underlying  Trust  Fund),  the owner of
                                the   Reserve   Fund   or  of   the   Class   R
                                Certificates  issued  in  connection  with  the
                                Underlying  Transaction (the "Underlying  Class
                                R  Certificates")   will  have  the  option  to
                                purchase,   in   whole,   the   assets  of  the
                                Underlying   Trust  Fund.   Any  such  purchase
                                would   result  in  the   termination   of  the
                                Underlying  Trust Fund and the early retirement
                                of the  Underlying  Class  E  Certificates  and
                                thus the  termination of the Trust Fund and the
                                early  retirement  of  the   Certificates.   No
                                separate provisions have been made for the optional termination of the Certificates.

Certain Federal Income Tax
 Consequences...............    An  election  will be made to treat  the  Trust
                                Fund as a real estate mortgage investment conduit (a "REMIC", and with respect to the Trust Fund, the "Trust REMIC"). The Class E-1
                                Certificates  and Class E-2  Certificates  (the
                                "Regular Certificates") will be designated as the "regular interests" in the Trust REMIC and the Class R Certificate will be designated as the "residual interest" in the Trust REMIC.


                                The Regular Certificates generally will be treated as newly originated debt instruments issued by the Trust REMIC for federal income tax purposes. Beneficial owners of the Regular Certificates will be required to report income thereon in accordance with the accrual method of accounting. As a result, beneficial owners will be required to report interest income unless it reasonably appears, at the time such interest otherwise would be earned, that such interest will be uncollectible, but may be required to report original issue discount ("OID") as income until the Regular Certificate is disposed of or becomes partially or wholly worthless under the bad debt rules. It is anticipated that the Class E-1 Certificates will be issued at a premium for federal income tax purposes and that the Class E-2 Certificates will be issued with OID in an amount equal to the excess of the initial principal balances thereof (plus 5 days of interest at the Certificate Interest Rate) over their issue price (including accrued interest).


                                See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

Transfer Restrictions on
 the Certificates...........    Each   purchaser  of  Class  E-1   Certificates
                                (including  beneficial  owners thereof) will be
                                deemed to have  represented  to the Trustee (a)
                                that  it is not an  employee  benefit  plan  or
                                other  retirement  arrangement  subject  to the
                                fiduciary  responsibility   provisions  of  the
                                Employee  Retirement  Income  Security  Act  of
                                1974, as amended ("ERISA"),  or Section 4975 of
                                the Internal  Revenue Code of 1986,  as amended
                                (the  "Code"),   or  a  governmental  plan  (as
                                defined in Section  3(32) of ERISA)  subject to
                                any  federal,  state  or  local  law  ("Similar
                                Law") which is, to a material  extent,  similar
                                to the  foregoing  provisions  of ERISA and the
                                Code  (collectively,  a  "Plan"),  and  is  not
                                acting on behalf of a Plan or using the  assets
                                of a Plan to acquire such Certificates;  or (b)
                                if  it  is  an  insurance  company,   that  the
                                purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class
                                Exemption 95-60.

                                The Class E-2 Certificates may only be transferred to a purchaser who certifies to the Trustee that such proposed purchaser or transferee (a) is either (i) not a Plan or a person acting on behalf of a Plan or using the assets of a Plan to acquire such Certificates or
                                (ii) is an insurance company and the purchase and holding of Class E-2 Certificates is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60; and (b) is (i) an institution that is an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Securities Act of 1933, as amended (the "Act") (or any entity in which all of the equity owners come within such paragraphs), (ii) a "qualified institutional buyer" as defined in rule 144A under the Act ("Qualified Institutional Buyer"), or (iii) is a person (other than any rating agency rating the Depositor's securities) involved in the organization or operation of the Depositor or an "affiliate", as defined in rule 405 under the Act.

                                See   "DESCRIPTION   OF  THE   CERTIFICATES  --
                                Restrictions    on   the    Transfer   of   the
                                Certificates."


Legal Investment............    The  Offered  Certificates  do  not  constitute
                                "mortgage  related  securities" for purposes of
                                the Secondary  Mortgage Market  Enhancement Act
                                of    1984    ("SMMEA").     The    appropriate
                                characterization  of the  Offered  Certificates
                                under  various legal  investment  restrictions,
                                and thus the  ability of  investors  subject to
                                these  restrictions  to  purchase  the  Offered
                                Certificates,  may be  subject  to  significant
                                interpretive   uncertainties.   All   investors
                                whose investment  authority is subject to legal
                                restrictions  should  consult  their  own legal
                                advisors  to  determine  whether,  and to  what
                                extent,    the   Offered    Certificates   will
                                constitute   legal    investments   for   them.
                                Prospective    investors    in   the    Offered
                                Certificates should consult their own legal, tax and accounting advisors in determining the suitability of and consequences to them of the purchase, ownership and disposition of the Offered Certificates. See "LEGAL INVESTMENT
                                CONSIDERATIONS."


ERISA Considerations........    Under  current law, the purchase and holding of
                                the  Offered  Certificates  by or on  behalf of
                                any   Plan   may   result   in  a   "prohibited
                                transaction"  within the meaning of ERISA,  the
                                Code  or  Similar   Law.   Consequently,   each
                                purchaser  or   transferee  of  the  Class  E-1
                                Certificates   will  be  deemed  to  have  made
                                certain representations, and purchasers and transferees of the Class E-2 Certificates will be required to deliver a certification, both as more fully described under "Restrictions on the Transfer of the Certificates" herein.



Rating......................    It  is a  condition  to  the  issuance  of  the
                                Offered   Certificates   that  the   Class  E-1
                                Certificates  be  rated  "BBB" by Duff & Phelps
                                Credit Rating Co.  ("D&P"),  and that the Class
                                E-2 Certificates be rated "BB" by D&P and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")
                                (D&P and S&P are collectively referred to as the "Rating Agencies").

                                A security rating addresses the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. The rating takes into consideration the characteristics of the Offered Certificates, the characteristics of the
                                Underlying Class E Certificates and the characteristics of the Mortgage Loans, as well as the structural and legal aspects associated with the Offered Certificates. Each security rating assigned to the Offered Certificates should be evaluated independently of any other security rating.

                                A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. In addition, a security rating does not address the likelihood or frequency of prepayments on the Offered Certificates as a result of prepayments on the Mortgage Loans, or the corresponding effect on yield to investors in the Offered Certificates.

                                The terms of the instrument establishing the Reserve Fund permits the owner thereof to request and to obtain a release of funds in certain instances, provided that the ratings of the Underlying Certificates will not, as a result of such release or otherwise, be rated lower than the initial ratings assigned to such Underlying Certificates.

                                The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency. Nevertheless, as a result of the permitted releases from the Reserve Fund, the probability of an upgrade of the Certificate ratings is significantly diminished.


RTC Representations;
 RTC Guarantee of Seller
 Representations............
                                The RTC, with respect to Mortgage Loans for which it has acted as Seller in its corporate capacity, has made certain representations and warranties and has given certain indemnities to the Underlying Trust Fund. In addition, the RTC, with respect to Mortgage Loans for which it has not acted as Seller in its corporate capacity, has guaranteed the obligations of the seller of such Mortgage Loans into the Underlying Trust Fund to make indemnification payments or to repurchase affected Mortgage Loans in the event of breaches of representations and warranties made by such seller regarding, among other representations, certain characteristics of the Mortgage Loans, or to cure such breaches. See "DESCRIPTION OF THE MORTGAGE LOANS -- Representations and Warranties" in the Underlying Prospectus.

                                Pursuant to the RTC Completion Act, the RTC was terminated as of December 31, 1995, and the FSLIC Resolution Fund (the "FRF") has assumed all of the RTC's assets and liabilities, including the obligations of the RTC as Seller. See "THE RESOLUTION TRUST CORPORATION" herein.


For a summary of the terms of the Underlying Certificates see "SUMMARY OF INFORMATION" in the Underlying Prospectus, attached hereto as Annex A.

                                  RISK FACTORS

    1. Limited Liquidity. There is currently no market for the Offered Certificates, and no listing on any securities exchange or other arrangement for secondary market trading of the Offered Certificates is being made. While the Underwriter has advised that it (or its affiliates) intends to make a secondary market in the Offered Certificates, it is under no obligation to do so. Accordingly, there can be no assurance that such a market will develop or, if it does develop, that it will provide holders of such Offered Certificates with liquidity of investment or continue for the life of the Offered Certificates.


    2. Draws on the Reserve Fund; Permitted Release of Funds in Reserve Fund; Impact on Ratings. In certain instances the owner of the Reserve Fund is permitted, pursuant to the terms of the Collateral Security Agreement (as defined in the Underlying Prospectus), to obtain a release of certain funds on deposit in the Reserve Fund, provided that any such release does not result in a downgrade of the Underlying Certificates to a rating level below the initial ratings assigned to such Underlying Certificates. Amounts released from the Reserve Fund to the owner of the Reserve Fund would not be recoverable from such owner once they have been released, and therefore would not be available to holders of the Underlying Certificates to cover losses. The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the ratings of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency. Nevertheless, as a result of the permitted releases from the Reserve Fund, the probability of an upgrade of the Certificate ratings is significantly diminished.

    3. Subordination of Underlying Class E Certificates to the Other Underlying Certificates Issued by the RTC. The Underlying Class E Certificates, which are the sole source of payments on the Certificates, are subordinated in right of distributions to the Class A-1, Class A-2C, Class A-3, Class B, Class C and Class D Certificates (all as defined in the Underlying Prospectus). In addition, the sources of credit support for the Underlying Class E Certificates are the right to draw on the Reserve Fund as well as the subordination of the Class F Certificates (as defined in the Underlying Prospectus) and the overcollateralization of the Mortgage Pool, which may not fully protect the Underlying Class E Certificates, and consequently the Certificates, from losses allocated as a result of realized losses on the Mortgage Loans. For an indication of the current credit support afforded to the Underlying Class E Certificates from the Reserve Fund, the Class F Certificates and overcollateralization of the Mortgage Pool, see "SUMMARY OF TRANSACTION" herein.


      4. Subordination of the Class E-2 Certificates to the Class E-1 Certificates. The rights of the holders of the Class E-2 Certificates to receive distributions with respect to the Underlying Class E Certificates will be subordinated to the rights of the Class E-1 Certificateholders to the extent described herein. The subordination is intended to enhance the likelihood of regular receipt by the Class E-1 Certificateholders of the full amount of monthly distributions due to them and to protect the Class E-1 Certificateholders against losses.


      5. Variability in Weighted Average Life and Yield of Offered Certificates. The payment experience on the Mortgage Loans (including payment of principal and Excess Interest) will affect the actual payment experience on and the weighted average lives of the Underlying Certificates and, accordingly, the weighted average lives and yields of the Offered Certificates. Pursuant to the terms of the Underlying Certificates, principal is distributed on Underlying Certificates both from principal payable on the Mortgage Loans and from Excess Interest (the amount of distributable funds remaining after all other distributions on the Underlying Certificates and any required deposits to the Reserve Fund, which is generally the difference between interest payable on the Mortgage Loans, net of servicing and trustee fees, and interest payable on the Underlying Certificates). Prepayments on the Mortgage Loans (including prepayments resulting from modifications, defaults or liquidations or repurchases due to certain breaches of the Seller's representations and warranties) and other principal payments (including payments of substantial principal balances due at their stated maturity ("Balloon Payments")) on the Mortgage Loans are generally applied first to classes of the Underlying Certificates that are senior to the Underlying Class E Certificates and are therefore not applied to payment of principal of the Underlying Class E Certificates until the certificate principal balance of all senior classes of Underlying Certificates has been reduced to zero. Excess Interest, however, is required to be distributed to classes of the Underlying Certificates (after payment in full of all other amounts due to holders of Underlying Certificates, payment of applicable expenses, and deposits into the Reserve Fund to restore it to the Liquidity Amount or, subject to certain limitations, to reimburse it for previous Basis Risk Reserve Fund Draw Amounts, if any) in the following ratios: Class D 20%, Class E 50% and Class F 30% and, after the principal balance of any such class has been reduced to zero, the portion attributable to such class sequentially to Class C, Class D, Class E, and Class F and then to more senior classes. Accordingly, 50% (or more in cases described in the preceding sentence) of Excess Interest available for distribution is required to be applied to the Underlying Class E Certificates as distributions of principal, and will be applied to the Class E-1 and Class E-2 Certificates pro rata. Accordingly, the rate of principal payments (including prepayments) on the Mortgage Loans, and the amount of principal distributions on the Underlying Certificates attributable to Excess Interest, will have a significant impact on the weighted average lives and maturities, and may have a significant impact on the yield, of the Certificates. See "Yield, Prepayment and Maturity Considerations" herein.


    6. Delinquency and Historic Loss Information for Mortgage Loans. Investors in the Offered Certificates are urged to review the delinquency and realized loss information provided under "SERVICING OF THE MORTGAGE LOANS -- Delinquency Experience" herein for a better understanding of the delinquency history of the Mortgage Loans and the current and historic level of realized losses.


    7. Prepayment as a Result of Optional Termination. The Offered Certificates will be prepaid in the event that the optional termination rights relating to the Underlying Certificates are exercised (generally where the principal balance of the Underlying Certificates has been reduced to 10% or less of its original principal balance). Any such purchase would result in the prepayment of the Underlying Class E Certificates to the extent then outstanding and thus the prepayment of the Offered Certificates. As of October 1, 1996, the principal balance of the Underlying Certificates has been reduced to approximately 88.44% of its original principal balance and the combined principal balance of Class E and Class F of the Underlying Certificates is approximately 12.97% of the original principal amount of the Underlying Certificates, of which approximately 9.73% is represented by Class E and approximately 3.24% is represented by Class F.

     8. Limited Access to Mortgage Loan Information. The Depositor's access to current information on the Mortgage Loans was limited to certain publicly available information, including reports distributed to Underlying Certificateholders, the Underlying Prospectus, and the monthly portfolio performance reports, as well as data tapes provided to the Depositor by the Underlying Trustee and the Master Servicer. As a result, in some instances information which was deemed relevant to an investor in the Offered Certificates could not be updated.


    The following information relates to "Special Considerations" contained in the Underlying Prospectus and is intended to update certain statistical information contained in the Underlying Prospectus. Prospective investors are urged to read the information set forth below together with the information relating thereto in the Underlying Prospectus.


     1. Delinquent Mortgage Loans; Matured Balloon Mortgage Loans. 61 Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $32,342,131, representing approximately 3.68% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, are Mortgage Loans that are delinquent as to their Balloon Payments as of September 1, 1996, that have not yet been the subject of modification as a consequence thereof and on which the Borrowers continue to make Monthly Payments (defined below) in accordance with their original terms, and 2 Mortgage Loans, 2 Mortgage Loans, and 15 Mortgage Loans, having aggregate Scheduled Principal Balances of approximately $1,236,347, $4,679,399, and $15,289,779 respectively, representing approximately 0.14%, 0.53% and 1.74% respectively, of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, are Mortgage Loans that are delinquent as to their Balloon Payments as of September 1, 1996, that have not yet been the subject of modification as a consequence thereof and on which the Borrowers are delinquent thirty days, sixty days, and ninety days or more, respectively (collectively, "Matured Balloon Mortgage Loans").

     With respect to any Mortgage Loan and any "Due Period" (for each Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on (and including) the first day of the month in which such Distribution Date occurs), the "Monthly Payment" is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, on such Mortgage Loan which is payable by a Borrower in such Due Period under the related note ("Note") or, in the case of an "REO Mortgage Loan" (a Mortgage Loan as to which the related Mortgaged Property has been acquired on behalf of the Underlying Trust Fund through foreclosure or deed in lieu of foreclosure, which the Special Servicer has acquired possession of or is operating or which has been abandoned by the related Borrower), which would otherwise have been payable under the Note relating to such REO Mortgage Loan, determined in accordance with the Pooling Agreement, except that (x) with respect to any Mortgage Loan which by its terms pays interest in advance of its accrual rather than in arrears, the Monthly Payment is the scheduled monthly payment of principal, excluding any Balloon Payment, due in such Due Period and the scheduled monthly payment of interest due in the preceding Due Period, and (y) with respect to any Mortgage Loan as to which the related Borrower is not required to make payments monthly under the terms of the related Note (a "Non-Monthly Payment Loan"), the Monthly Payment in any month is interest accrued thereon from the Due Date in the preceding Due Period to the Due Date in such current Due Period and principal (other than a Balloon Payment) due in such current Due Period. With respect to a Non-Monthly Payment Loan, the Monthly Payment in respect of such loan is deemed to be due the same day of each Due Period as the day in the month in which payments in respect of such loan are actually due. As to each Mortgage Loan and any Distribution Date, the "Due Date" is the day of the month in the related Due Period on which a Monthly Payment or Balloon Payment is due (or, in the case of a Non-Monthly Payment Loan, deemed to be due) without giving effect to any grace period, except that with respect to Mortgage Loans which by their terms accrue interest in advance rather than in arrears, the Due Date for the interest portion of each Monthly Payment will be deemed to be the date one month after the date such payment is actually due.

    2. Borrower Default; Negative Amortization; Balloon Payments. 539 Mortgage Loans, representing approximately 39.27% of the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of September 1, 1996, provide for adjustment of the rate of interest which becomes due (rather than accrues) on each such Mortgage Loan on each Due Date (the "Payment Rate") on a date that is different from the date on which the related Mortgage Interest Rate (which is the rate at which interest accrues on such Mortgage Loan) adjusts.

    586 Mortgage Loans representing approximately 53.91% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996 are not fully amortizing over their terms to maturity based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein and, thus, may have substantial principal balances at maturity.

    71 Mortgage Loans, 119 Mortgage Loans and 181 Mortgage Loans, representing approximately 6.90%, 11.64% and 14.98%, respectively, of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, have Balloon
Payments due in the years 1998, 1999 and 2000, respectively based on the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans described herein.

     3. Loans-to-Facilitate; Modified Mortgage Loans. Included in the Mortgage Pool are Mortgage Loans which were originated for the purpose of facilitating the sale of mortgaged properties acquired by a "Depository Institution" (any state or federally chartered depository institution for which the RTC has been appointed conservator or receiver) upon foreclosure or otherwise
("Loans-to-Facilitate"). The Loans-to-Facilitate are composed of (a) 282 Mortgage Loans, representing approximately 24.82% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, which are "Seller-Originated Loans" (Mortgage Loans that have been originated or, in certain circumstances, modified by the Seller, in its capacity as conservator or receiver of a Depository Institution); and (b) 47 Mortgage Loans, representing approximately 3.80% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, which were originated by entities other than the Seller.

    Included in the Mortgage Pool are 174 Mortgage Loans, representing approximately 13.77% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, which the Seller believes to have been modified subsequent to their origination and prior to the closing date for the Underlying Transaction ("Previously Modified Mortgage Loans"). The Seller does not publicly provide information concerning the number of Mortgage Loans which have been modified since such closing date.

    4. Environmental Law Considerations. 320 Mortgage Loans, representing approximately 16.96% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, are secured by multifamily Mortgaged Properties located in Los Angeles County that were built before 1978, after which it is generally believed that lead-based paint was no longer used in such buildings.

    5. Geographic Concentration; Regional Considerations Affecting Mortgage Loans. 798 Mortgage Loans, 244 Mortgage Loans, 85 Mortgage Loans and 190
Mortgage Loans, representing approximately 50.70%, 15.43%, 6.86% and 6.25%, respectively, of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, are secured by Mortgaged Properties located in the States of California (84% of Mortgaged Properties in the State of California are located in Southern California), Texas, Florida and Virginia. Improvements on Mortgaged Properties located in California may be more susceptible to certain types of special hazards not covered by insurance (such as earthquakes) than properties located in other parts of the country. In addition, the economies of the States of California, Texas, Florida and Virginia may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such states. Moreover, in recent periods, several regions of the United States (including California, Texas, Florida and Virginia) have experienced significant downturns in the market value of real estate.


    For a complete discussion of the risk factors with respect to the Underlying
Certificates,   see  "SPECIAL  CONSIDERATIONS"  in  the  Underlying  Prospectus,
attached hereto as Annex A.

                         DESCRIPTION OF THE CERTIFICATES

The Trust Fund

    The Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), to be dated as of October 1, 1996, between the Depositor and the Trustee. The summary of provisions of the Trust Agreement contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement.

    The Trust Fund created pursuant to the Trust Agreement will consist of the Underlying Class E Certificates and a special account (the "Certificate Account") to be established and maintained by the Trustee in the name of the Trust. As described in the Trust Agreement, the Certificate Account will be either (i) an account or accounts maintained with a federal or state depository institution or trust company or (ii) a segregated trust account or accounts. The Trustee is required to deposit each distribution received by the Trustee with respect to the Underlying Class E Certificates in the Certificate Account.

The Trustee

     State Street Bank and Trust Company will act as Trustee for the Trust Fund. The mailing address of the Trustee's Corporate Trust Office is 225 Franklin Street, Boston, MA 02110.


    As compensation for its services, the Trustee will be entitled to a trustee fee (the "Trustee Fee") payable on each Distribution Date at a per annum rate of 0.005% on the aggregate principal balance of the Certificates. The Trustee Fee will be paid solely from interest collected on the Underlying Class E Certificates and will be paid prior to distributions to Certificateholders. Any unpaid amounts of the Trustee Fee will accrue interest at the Certificate Interest Rate, compounded monthly as of the end of each Certificate Interest Accrual Period, to the end of the Certificate Interest Accrual Period preceding the Distribution Date when paid. State Street Bank and Trust Company also will act as REMIC administrator for the Certificates (in such capacity, the "REMIC Administrator") and will perform certain ministerial, administrative and limited accounting duties relating to the Certificates on behalf of the Trustee. The REMIC Administrator also will perform certain tax reporting duties with respect to the Certificates. The Trustee will perform any public filing requirements of the Trust.

Amendment; Voting Rights

     The Trust Agreement may be amended from time to time by the Trustee and the Depositor, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other material provision therein, (iii) to maintain the qualification of the Trust REMIC as a REMIC or prevent the Trust REMIC from entering into any Prohibited Transaction, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change may not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates, as evidenced by a letter from each Rating Agency to such effect, or (v) to add such other provisions with respect to matters or questions arising under the Trust Agreement that shall not be materially inconsistent with other provisions of the Trust Agreement; provided that such action shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Certificateholder. The Trust Agreement may also be amended from time to time by the Trustee and the Depositor with the consent of the Holders of Certificates representing not less than 66-2/3% of the percentage interest of each Class of Certificates (in the case of the Class R Certificate, its single Holder) affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of the Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. The Trust Agreement provides that no amendment shall be deemed to affect the Class R Certificate unless it imposes additional obligations on the Holder of the Class R Certificate or increases the tax liability of such Holder.

    The voting rights of any Class of Certificates shall be allocated among the Holders of Certificates of such Class in proportion to their respective then-current Certificate Principal Amounts, except that for the purpose of giving any consent or direction pursuant to the Trust Agreement, any Certificate registered in the name of the Depositor or the Trustee or any affiliate of either shall be deemed not to be outstanding, unless 100% of the aggregate Certificate Principal Amount of the Certificates of such Class then outstanding is held by the Depositor, the Trustee or both. For purposes of any provision of the Trust Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified percentage interests therein, such direction or consent shall be given by the beneficial owners of the Book-Entry Certificates having the requisite percentage interests, acting through the Depository.


Book-Entry Certificates


    The Class E-1 Certificates will initially be issued in book-entry form (a "Book-Entry Certificate"). One certificate representing the Class E-1 Certificates will be registered in the name of a nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Depositor, the "Depository"), and beneficial interests will be held by investors through the book-entry facilities of the Depository. The Depositor has been informed by the Depository that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the Holder of record of the Class E-1 Certificates. No person acquiring a Class E-1 Certificate (each a "Class E-1 Certificate Owner") will be entitled to receive a physical certificate representing such Certificate except under the limited circumstances described in the Trust Agreement. A beneficial owner will evidence its interest in a Class E-1 Certificate by appropriate entries on the books and records of one or more financial intermediaries (including a Depository participant). Distributions on Book-Entry Certificates will be effected by credits to accounts maintained on the books and records of such financial intermediaries for the benefit of the beneficial owners.

    DTC is a limited purpose trust company organized under the laws of the State of New York and is a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations (each, a "Participant") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including Lehman Brothers Inc. (the "Underwriter")), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

    Class E-1 Certificate Owners that are not Participants or Indirect Participants and that desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Book-Entry Certificates may do so only through
Participants  and  Indirect  Participants.  In addition,  Class E-1  Certificate
Owners will receive all distributions of principal and interest on the Book-Entry Certificates through a Participant or an Indirect Participant. Under a book-entry format, Class E-1 Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Class E-1 Certificate Owners directly or through an Indirect Participant. It is anticipated that the only "Certificateholder" of a Book-Entry Certificate will be Cede, as nominee of DTC. Class E-1 Certificate Owners will not be recognized by the Trustee as Certificateholders, as such term is used in the Trust Agreement, and Class E-1 Certificate Owners will be permitted to exercise the rights of Book-Entry Certificateholders only indirectly through DTC and its Participants.

    Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC will be required to make book-entry transfers of Book-Entry Certificates among Participants and to receive and transmit distributions of principal of, and interest on, Book-Entry Certificates. Participants and Indirect Participants with which Class E-1 Certificate Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Class E-1 Certificate Owners. Accordingly, although Class E-1 Certificate Owners will not possess physical certificates, the Rules provide a mechanism by which Participants and Class E-1 Certificate Owners will receive payments and will be able to transfer their interests.


    Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, and on behalf of certain banks, the ability of a Class E-1 Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the absence of physical certificates for such Certificates.

    DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Depositor that it will take such action where the consent of specified percentages of the Certificates is required under the Trust Agreement only at the direction of and on behalf of Participants whose interests represent such specified percentages. DTC may take conflicting actions on behalf of other Participants.

    Neither the Depositor nor the Trustee will have any liability to any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Class E-1 Definitive Certificates


    The Book-Entry Certificates will be issued in fully registered, certificated form ("Definitive Certificates") to Class E-1 Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.


    Upon the occurrence of either event described in the immediately preceding paragraph, the Trustee is required to notify DTC which in turn will notify all Class E-1 Certificate Owners through Participants of the availability of Definitive Certificates in exchange for Book-Entry Certificates. Upon surrender by Cede, as nominee of DTC, of the definitive certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Class E-1 Certificate Owners.

Denominations; Form

    The Class E-1 Certificates will be issued in book-entry form in original denominations of $100,000 and in integral multiples of $1,000 in excess thereof. One certificate of the Class E-1 Certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Class E-1 Certificates. One certificate of the Class E-1 Certificates may be issued in certificated form to the extent that the aggregate principal balance of the Class E-1 Certificates does not equal a denomination accepted by the Depository.

    The Class E-2 Certificates will be issued in fully registered, certificated form in original denominations of $250,000 and in integral multiples of $1,000 in excess thereof. One certificate of the Class E-2 Certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Class E-2 Certificates.

Restrictions on the Transfer of the Certificates

    Each purchaser of Class E-1 Certificates (including beneficial owners thereof) will be deemed to have represented to the Trustee (a) that it is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA and the Code (collectively, a "Plan"), and is not acting on behalf of any such Plan or using the assets of any such Plan to acquire such Certificates; or (b) if it is an insurance company, that the purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

    The Class E-2 Certificates may only be transferred to a purchaser who certifies to the Trustee that such proposed purchaser or transferee (a) is either (i) not a Plan or any person acting on behalf of any such Plan or using the assets of any such Plan to acquire such certificates or (ii) is an insurance company and the purchase and holding of Class E-2 Certificates is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60; and (b) is (i) an institution that is an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Act (or any entity in which all of the equity owners come within such paragraphs), (ii) a Qualified Institutional Buyer, or (iii) is a person (other than any rating agency rating the Depositor's securities) involved in the organization or operation of the Depositor or an "affiliate", as defined in rule 405 under the Act.


    Under current law the purchase and holding of Offered Certificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA and Section 4975 of the Code or Similar Law. A person who participates in a prohibited transaction with a Plan and is a "party in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in section 4975(e)(2) of the Code) with respect to such Plan may be subject to civil penalties or excise taxes under ERISA or the Code, and may also be assessed damages for any breach of a fiduciary duty owed to such Plan.


    The Trust Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the Trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

Priorities of Distributions


    The Trustee Fee will be paid solely from interest collected on the Underlying Class E Certificates and will be paid prior to distributions to Certificateholders. Any unpaid amounts of the Trustee Fee will accrue interest at the Certificate Interest Rate, compounded monthly as of the end of each Certificate Interest Accrual Period, to the end of the Certificate Interest Accrual Period preceding the Distribution Date when paid. Interest and principal distributable to holders of the Certificates will be distributed according to the following priorities:


          first, to the Class E-1  Certificates in an aggregate amount up to its
     Interest   Accrual   Amount  (as  defined   below)  with  respect  to  such
     Distribution Date;

          second, to the Class E-1 Certificates in an aggregate amount up to its previously unpaid Interest Shortfall Amount (as defined below);

          third, to the Class E-2 Certificates in an aggregate amount up to its Interest Accrual Amount with respect to such Distribution Date;

          fourth, to the Class E-2 Certificates in an aggregate amount up to its previously unpaid Interest Shortfall Amount;

          fifth, to the Class E-1 Certificates, until the Certificate Principal Amount thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Class E Certificates that is not attributable to Excess Interest;

          sixth, to the Class E-2 Certificates, until the Certificate Principal Amount thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Class E Certificates that is not attributable to Excess Interest, less the amount distributed on such Distribution Date under fifth above;

          seventh, to each Class of Offered Certificates in reduction of their principal balances, pro rata, based on their respective Certificate Principal Amounts after taking into account distributions under fifth and sixth above, in an aggregate amount up to the amount of Excess Interest distributed on the Underlying Class E Certificates with respect to such Distribution Date; and

          eighth, to the Class R Certificate.

     As described above, the "Interest Shortfall Amount" with respect to any Class is the aggregate amount of interest that was distributable to such Class on all preceding Distribution Dates less the aggregate amount thereof actually distributed to such Class on all prior Distribution Dates, plus interest accrued thereon at the applicable Certificate Interest Rate, compounded monthly as of the end of each Certificate Interest Accrual Period, to the end of the Certificate Interest Accrual Period preceding the Distribution Date when paid.

Interest on the Certificates


     Interest accrued during the calendar month preceding each Distribution Date on the Offered Certificates (each, a "Certificate Interest Accrual Period" and such amount, the "Interest Accrual Amount") will be distributed on each Distribution Date as described herein. Interest will accrue on the Offered
Certificates during the same period as on the Underlying Class E Certificates. Interest will accrue on the Offered Certificates with respect to each Distribution Date on its outstanding Certificate Principal Amount immediately prior to such Distribution Date at the rate per annum (the "Certificate Interest Rate") for each such Class of Offered Certificates of 7.995% and will be allocated sequentially to the Class E-1 Certificates and the Class E-2 Certificates, in that order, in accordance with the payment priorities set forth in "Description of the Certificates -- Priorities of Distribution" herein. Interest on the Offered Certificates will be calculated on the basis of a 360-day year consisting of twelve thirty-day months. No interest will accrue on the Class R Certificate. Interest will accrue on the Class E-1 Certificates and the Class E-2 Certificates beginning October 1, 1996 and be paid on each Distribution Date commencing November 25, 1996.

     Distributions  of  interest  to the  holders  of the  Offered  Certificates
("Certificateholders") will be reduced by the amount of Deferred Interest allocated to the Underlying Class E Certificates, and such Deferred Interest will be allocated sequentially to the Class E-2 Certificates and then to the Class E-1 Certificates. The amount of any Deferred Interest allocated to a class of the Offered Certificates will be added to the Certificate Principal Amount thereof. "Deferred Interest" means, with respect to any Mortgage Loan, the excess of (x) interest accrued on such Mortgage Loan at the annual rate at which interest accrues on the principal balance of such Mortgage Loan (the "Mortgage Interest Rate") over (y) accrued interest due on such Mortgage Loan at the rate at which interest is paid on such Mortgage Loan (the "Payment Rate"). No Deferred Interest is allocated to any Underlying Certificates unless interest accrued thereon (as adjusted for prepayment interest shortfalls) exceeds all interest, net of servicing fees, accrued or deemed to accrue on the Mortgage Loans, plus late charges, penalty interest and certain other amounts received thereon.


Principal on the Certificates


     The amount of principal distributed on the Offered Certificates on each Distribution Date will equal the amount of principal distributed on the Underlying Class E Certificates on each Distribution Date. Principal distributed on the Underlying Class E Certificates (other than with respect to principal distributions which are paid to the Underlying Class E Certificates from Excess Interest) on each Distribution Date will be applied first to pay principal on the Class E-1 Certificates, until such principal amount has been paid in full, and then to pay principal on the Class E-2 Certificates, until such Class E-2 Certificates have been paid in full. Principal distributed on the Underlying Class E Certificates resulting from Excess Interest on any such Distribution Date will be applied to pay principal on the Class E-1 Certificates and the Class E-2 Certificates on each Distribution Date, pro rata, determined after all other distribution of principal on such Distribution Date. Distributions of Excess Interest are made on the Underlying Certificates only from available funds remaining after making all other required distributions on the Underlying Certificates (including the class subordinate to the Underlying Class E Certificates) and making any required deposit in the Reserve Fund to restore it to the Liquidity Amount or, subject to certain limitations, to reimburse it for previous Basic Risk Reserve Fund Draw Amounts. At any such time as the Certificate Principal Amounts of the Class E-1 Certificates and the Class E-2 Certificates is equal to zero, payments of principal made with respect to the Underlying Class E Certificates will be distributed to the Class R Certificate.


Reports to Certificateholders


     On each Distribution Date the Trustee shall forward a statement by mail to each holder of a Certificate and to each Rating Agency, setting forth among other things: (i) the amount of any distribution to the Holders of the Certificates of each Class to be applied to reduce the Certificate Principal Amount thereof, separately identifying any reduction thereof on account of Excess Interest; (ii) the amount of any distribution to the Holders of the Certificates of each Class allocable to accrued interest; (iii) the amount of the Trustee Fee to be paid to the Trustee on such Distribution Date; (iv) the aggregate Certificate Principal Amount of each Class of Certificates after giving effect to the distribution to be made on such Distribution Date, separately identifying any reduction thereof on account of principal losses on the Mortgage Loans, and any increase thereof on account of Deferred Interest;
(v) the principal losses on the Mortgage Loans, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date; (vi) the amount of Deferred Interest, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date; and (vii) the Interest Shortfall Amount, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date. In addition, the Trustee shall forward or cause to be forwarded by mail to each Certificateholder a copy of the periodic statements issued by the Underlying Trustee with respect to the Underlying Certificates.


     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and furnish to each entity who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (i) through (iii) above, aggregated for such calendar year thereof during which such entity was a Holder of the Certificates. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

Optional Termination

     With respect to the Underlying Class E Certificates, on or after any Distribution Date on which the principal balance of the Underlying Certificates is less than 10% of the respective initial principal balances of such Underlying Certificates, the Master Servicer, the Special Servicer (if it is then servicing all of the Mortgage Loans remaining in the Underlying Trust Fund), the owner of the Reserve Fund or of the Underlying Class R Certificate will have the option to purchase, in whole, the assets of the Underlying Trust Fund. Any such purchase would result in the prepayment of the Underlying Class E Certificates and thus the prepayment of the Certificates. No separate provisions have been made for the optional termination of the Certificates.

     For a detailed description of the Underlying Certificates, see "DESCRIPTION OF THE CERTIFICATES" in the Underlying Prospectus, attached hereto as Annex A.


The Class R Certificate

     It is anticipated that the Class R Certificate issued by the Trust will be retained, at least initially, by the Depositor. The Class R Certificate represents essentially a 0% ownership interest in the Trust Fund (the Offered Certificates having the entire economic interest therein), has substantially no voting rights or other control over the Trust (all such voting rights or other control being in the hands of the Offered Certificates) and presents its Holder with no special access to inside information. Except in limited circumstances where 66 2/3% approval by each Class of Certificateholders is required, the Class R Certificates will have no voting rights because voting rights are based on outstanding Certificate Principal Amounts, and the Certificate Principal Amount of the Class R Certificate is zero. For a description of voting rights of the Certificates, see "THE TRUST AGREEMENT -- Amendment; Voting Rights" herein.

     The Class R Certificate represents a noneconomic "residual interest" in the Trust REMIC. It is anticipated that the monthly cash flows from the Trust Fund, net of the Trustee Fee, will be distributed only to the Holders of the Offered Certificates. The Holder of the Class R Certificate may be entitled to amounts remaining in the Certificate Account on the Final Schedule Distribution Date, though no such distribution is expected.


                                 USE OF PROCEEDS

     The net proceeds from the sale of the Offered Certificates will be applied by the Depositor towards the purchase price of the Underlying Class E
Certificates and the payment of expenses incurred in connection with the issuance and underwriting of the Offered Certificates. The Underlying Class E Certificates will have been acquired by the Depositor in privately negotiated transactions.

                        DESCRIPTION OF THE MORTGAGE LOANS


THE FOLLOWING INFORMATION CONCERNING THE MORTGAGE LOANS WAS INCLUDED IN THE UNDERLYING PROSPECTUS BUT HAS BEEN UPDATED TO THE BEST OF THE DEPOSITOR'S ABILITY BASED UPON PUBLICLY AVAILABLE INFORMATION, INCLUDING REPORTS DELIVERED TO HOLDERS OF THE UNDERLYING CERTIFICATES AND THE MONTHLY PORTFOLIO PERFORMANCE REPORTS AS WELL AS DATA TAPES PROVIDED TO THE DEPOSITOR BY THE UNDERLYING TRUSTEE AND THE MASTER SERVICER.


    Prospective investors should read this section together with "DESCRIPTION OF THE MORTGAGE LOANS" in the Underlying Prospectus. Information contained herein supplements the description of the Mortgage Loans in the Underlying Prospectus.


    Though certain information included in the Underlying Trustee's October Report is as of October 1, 1996 and is noted herein accordingly, information regarding the Mortgage Loans included herein is generally as of September 1, 1996, the most recent date as of which detailed information was made available by the Master Servicer as of the date hereof. The Underlying Class E Certificates will be transferred to the Trust Fund as of the Cut-Off Date (October 1, 1996), one month later, and accordingly the Scheduled Principal Balances and other characteristics of the Mortgage Loans underlying the Underlying Class E Certificates are expected to differ from the information set forth herein as of September 1, 1996. Unless noted otherwise, the information regarding the Mortgage Loan balances provided herein is information as of September 1, 1996 and is based on the information provided by the Master Servicer, whose records show an aggregate Scheduled Principal Balance for the Mortgage Loans as of September 1, 1996 of $664,678.21 less than the aggregate Scheduled Principal Balance of the Mortgage Loans shown in the Underlying Trustee's reports as of September 1, 1996.




General

    The Mortgage Loans are adjustable and fixed rate, amortizing and Balloon Payment mortgage loans. Based on information contained in the Underlying Prospectus, substantially all of the Mortgage Loans are not insured or guaranteed by the United States, any governmental agency or any private mortgage insurer.


    Each Mortgage Loan is evidenced by a Note and is secured primarily by a first lien on (or: (i) in the case of 67 Mortgage Loans having an aggregate Scheduled Principal Balance of $19,040,627, representing 2.17% of the Mortgage Pool by Scheduled Principal Balance as of September 1, 1996, by second liens on Mortgaged Properties with respect to which the related first liens are not included in the Mortgage Pool; (ii) in the case of 3 Mortgage Loans having an aggregate Scheduled Principal Balance of $1,972,568, representing 0.22% of the Mortgage Pool by Scheduled Principal Balance as of September 1, 1996, by third liens on Mortgaged Properties with respect to which the related first and second liens are not included in the Mortgage Pool; (iii) in the case of 4 Mortgage Loans having an aggregate Scheduled Principal Balance of $146,957, representing 0.02% of the Mortgage Pool by Scheduled Principal Balance as of September 1, 1996, by liens on Mortgaged Properties for which the lien position is unknown), or is an Installment Contract (defined below) for the sale of, a Mortgaged Property located in one of approximately 41 states and the District of Columbia.

    An "Installment Contract" is where the lender retains legal title to the property and enters into an agreement with the borrower for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the purchaser. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Installment Contracts" in the Underlying Prospectus.

    Based on the Underlying Trustee's October Report, 112 Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $79,150,291, representing 9.1% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of October 1, 1996, will have a payment which is more than 60 days past due and will therefore be considered Specially Serviced Mortgage Loans.

     1 Mortgage Loan, having a Scheduled Principal Balance of approximately $453,216, representing 0.05% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, is a "wraparound" mortgage loan.


    The adjustable rate Mortgage Loans bear interest at a per annum rate which is adjusted periodically to equal the index ("Index") plus or minus, in most cases, a fixed percentage set forth in the related Note (the "Margin"), the sum of which may be subject to a rounding convention provided for in the related Note, subject, however, to certain limitations described below. The respective Index on which each such adjustment will be based, and the intervals between the dates of such adjustments (each such date, an "Adjustment Date"; the first Adjustment Date with respect to each adjustable rate Mortgage Loan is hereinafter referred to as the "First Adjustment Date") are described in Exhibits A, B, C, D and E hereto.


    None of the Group 1 Mortgage Loans, 7 of the Group 2 Mortgage Loans, 3 of the Group 3 Mortgage Loans and none of the Group 4 Mortgage Loans, collectively representing approximately 0.82% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996, bear interest as of September 1, 1996 at rates lower than their Floor Interest Rates.

    As referred to herein, the "Scheduled Principal Balance" of a Mortgage Loan (other than a Discounted Mortgage Loan) with respect to any Determination Date is equal to the principal balance of such Mortgage Loan as of the Due Date of such Mortgage Loan occurring in the Due Period relating to such Determination Date, after giving effect to (a) any principal prepayments or other unscheduled recoveries of principal, any Balloon Payments and, as to Simple Interest Loans, any payments attributable to principal received on or prior to such Determination Date, (b) the Deferred Interest, if any, added to the principal balance of such Mortgage Loan on or before such Due Date, (c) except in the case of any Simple Interest Loan, any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the Borrower, and (d) any adjustment resulting from a Deficient Valuation or in connection with a Debt Service Reduction resulting from any bankruptcy or similar proceeding. With respect to any Discounted Mortgage Loan, the "Scheduled Principal Balance" thereof shall be determined as described herein under "DESCRIPTION OF THE CERTIFICATES-- Reserve Fund -- Credit Draws" in the Underlying Prospectus. As used herein, "Determination Date" means, with respect to any Distribution Date, the 15th day (or, if such date is not a Business Day, the preceding Business Day) of the month in which such Distribution Date occurs. "Assumed Scheduled Payment" means, with respect to any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan for which the related Note had provided for a Balloon Payment, any Matured Balloon Mortgage Loan and any Discounted Mortgage Loan that provides for a Balloon Payment), an amount deemed to be due for such Balloon Mortgage Loan on each Distribution Date after the related Due Date and before the Distribution Date with respect to which such Mortgage Loan was modified (or further modified) by the Special Servicer pursuant to the Pooling Agreement, which will generally be equal to the Monthly Payment that would otherwise have been due thereon during the related Due Period had such Balloon Payment not become due, determined as provided in the Pooling Agreement. "Discounted Mortgage Loan" means, any Mortgage Loan (1) which has become subject to a modification, waiver or amendment pursuant to the terms of which the present value of the remaining "Assumed Monthly Payments" (the Monthly Payments payable pursuant to a related Note as reduce by any Debt Service Reduction, modification waiver or amendment, as calculated under "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund" in the Underlying Prospectus) due thereon net of applicable servicing fees of the Master Servicer and the Special Servicer (including the Workout Fee), discounted on a monthly basis at a rate equal to the applicable Assumed Net Mortgage Interest Rate (as calculated under "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund" in the Underlying Prospectus), is less than the Scheduled Principal Balance thereof, (2) which has become subject to a Debt Service Reduction or (3) with respect to which a determination is made, at the time of foreclosure on the related Mortgaged Property, that the appraised value of such Mortgaged Property is less than the unpaid principal balance of such Mortgage Loan, plus accrued but unpaid interest thereon.


The Mortgage Pool


     The Mortgage Pool will consist of 1,686 Mortgage Loans, which had an approximate aggregate original principal balance of $1,026,490,973 and had an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $879,146,305. Of these Mortgage Loans:

          (i) 322 Mortgage Loans are Group 1 Mortgage Loans with an approximate aggregate original principal balance of $208,010,107 and an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $183,766,834, representing approximately 20.90% of the aggregate Scheduled Principal Balance of the Mortgage Loans; the Group 1 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 2 Mortgage Loans or no Floor Interest Rates; the Group 1 Mortgage Loans consist of adjustable rate Mortgage Loans secured by multifamily residential properties;

          (ii) 410 Mortgage Loans are Group 2 Mortgage Loans with an approximate aggregate original principal balance of $246,888,971 and an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $225,522,842, representing approximately 25.65% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996; a portion of the Group 2 Mortgage Loans have fixed interest rates (or, in limited cases, are subject to increases or decreases by fixed amounts based on predetermined schedules) for the remaining terms of the loans and the remaining portion of the Group 2 Mortgage Loans have adjustable interest rates subject to Floor Interest Rates of at least 8.375% per annum; the Group 2 Mortgage Loans are secured by multifamily residential properties;

          (iii) 479 Mortgage Loans are Group 3 Mortgage Loans with an approximate aggregate original principal balance of $249,634,566 and an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $205,590,009, representing approximately 23.39% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996; the Group 3 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 4 Mortgage Loans or no Floor Interest Rates; and

          (iv) 475 Mortgage Loans are Group 4 Mortgage Loans with an approximate aggregate original principal balance of $321,957,328 and an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $264,266,621, representing approximately 30.06% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date; a portion of the Group 4 Mortgage Loans have fixed interest rates (or, in limited cases, are subject to increases or decreases by fixed amounts based on predetermined schedules) for the remaining terms of the loans and the remaining portion of the Group 4 Mortgage Loans have adjustable interest rates subject to Floor Interest Rates of at least 8.375% per annum.

     In addition, the Mortgage Pool will contain 2 additional Mortgage Loans (each, an "Excess Cash Flow Mortgage Loan") with an approximate aggregate Scheduled Principal Balance as of September 1, 1996 of $685,107.


     Exhibit E hereto sets forth certain information with respect to the Mortgage Pool as a whole.

     Exhibit F hereto sets forth certain information with respect to Mortgage Loans secured by properties located in Southern California.

     Exhibits H and I hereto set forth certain characteristics of the 50 largest Mortgage Loans included in Mortgage Loan Groups 1 and 2 and Mortgage Loan Groups 3 and 4, respectively.

Group 1 Mortgage Loans


     With respect to approximately 20.73% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 1 Mortgage Loans, the maximum principal balance which is permitted under the Note as a result of negative amortization (the "Maximum Negative Amortization Amount") is generally not permitted to exceed a specified maximum amount of 10% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately 47.80% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 1 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately 29.3% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of September 1, 1996, no negative amortization is permitted.

     All of the 50 Mortgage Loans in Mortgage Loan Group 1 that had a debt service coverage ratio known to be at or below 1.0, representing approximately 21.58% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of September 1, 1996, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     Based on the Underlying Trustee's October Report, 27 of the Group 1 Mortgage Loans, representing approximately $21,610,268 or 11.8% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of October 1, 1996, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of October 1, 1996.

     252 of the Group 1 Mortgage Loans, representing approximately $156,209,884 or 85.00% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of September 1, 1996, are secured by Mortgaged Properties located in the Counties of Contra Costa, Los Angeles, Orange, San Bernadino, San Diego, San Francisco or Santa Clara in the State of California.

     In addition, 1 of the Group 1 Mortgage Loans, representing approximately $620,271 or 0.34% of the aggregate Scheduled Principal Balance of the Group 1
Mortgage  Loans  as  of  September  1,  1996,  is  a   Seller-Originated   Loan.
Loans-to-Facilitate other than Seller-Originated Loans represent approximately $4,985,270 or 2.71% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of September 1, 1996. 29 of the Group 1 Mortgage Loans, representing approximately $20,995,816 or 11.43% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of September 1, 1996, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 1 Mortgage Loans as of September 1, 1996 is set forth in Exhibit A hereto.


Group 2 Mortgage Loans


     With respect to approximately 46.48% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 2 Mortgage Loans, the Maximum Negative Amortization Amount is not generally permitted to exceed a specified maximum amount of 110% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately 7.16% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 2 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately 46.37% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996, no negative amortization is permitted.

     All of the 40 Mortgage Loans in Mortgage Loan Group 2 that have a debt service coverage ratio known to be at or below 1.0, representing approximately 11.99% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     Based on the Underlying Trustee's October Report, 39 of the Group 2 Mortgage Loans, representing approximately $24,269,241 or 10.9% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of October 1, 1996, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of October 1, 1996.

     206 of the Group 2 Mortgage Loans, representing approximately $122,009,579 or 54.10% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996, are secured by Mortgaged Properties located in the Counties of Los Angeles, Orange, San Diego or Solano in the State of California.

     In addition, 85 of the Group 2 Mortgage Loans, representing approximately $76,089,733 or 33.74% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996, are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $16,953,387 or 7.52% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996. 10 of the Group 2 Mortgage Loans, representing approximately $5,143,601 or 2.28% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of September 1, 1996, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 2 Mortgage Loans as of September 1, 1996 is set forth in Exhibit B hereto.


Group 3 Mortgage Loans


     With respect to approximately 1.21% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 3 Mortgage Loans, the Maximum Negative Amortization Amount is generally not permitted to exceed a specified maximum amount of 10% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately 40.85% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 3 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately 57.67% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996, no negative amortization is permitted.

     All of the 21 Mortgage Loans in Mortgage Loan Group 3 that have a debt service coverage ratio known to be at or below 1.0, representing approximately 5.36% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     10 of the Group 3 Mortgage Loans, representing approximately $13,910,548 or 6.77% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996, are secured in whole or in part by leasehold mortgages.

     Based on the Underlying Trustee's October Report, 29 of the Group 3 Mortgage Loans, representing approximately $21,096,714 or 10.3% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of October 1, 1996, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of October 1, 1996.

     184 of the Group 3 Mortgage Loans, representing approximately $104,647,980 or 50.90% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996, are secured by Mortgaged Properties located in the Counties of Los Angeles, Orange, San Bernadino or San Diego in the State of California.

     In addition, none of the Group 3 Mortgage Loans are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $3,094,608 or 1.51% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996. 59 of the Group 3 Mortgage Loans, representing approximately $32,894,817 or 16.00% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of September 1, 1996, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 3 Mortgage Loans as of September 1, 1996 is set forth in Exhibit C hereto.


Group 4 Mortgage Loans


     With respect to approximately 1.07% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 4 Mortgage Loans, the Maximum Negative Amortization Amount is not generally permitted to exceed a specified maximum amount of 110% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately 1.69% of the aggregate Scheduled Principal Balance as of September 1, 1996 of the Group 4 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately 97.25% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, no negative amortization is permitted.

     All of the 31 Mortgage Loans in Mortgage Loan Group 4 that have a debt service coverage ratio known to be at or below 1.0, representing approximately 18.23% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     11 of the Group 4 Mortgage Loans, representing approximately $5,817,019 or 2.20% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, are secured in whole or in part by leasehold mortgages.

     Based on the Underlying Trustee's October Report, 17 of the Group 4 Mortgage Loans, representing approximately $12,174,068 or 4.6% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of October 1, 1996, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of October 1, 1996.

     21 of the Group 4 Mortgage Loans, representing approximately $12,365,648 or 4.68% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, are secured by Mortgaged Properties located in the Counties of Alameda, Los Angeles or Santa Clara in the State of California.

     In addition, 196 of the Group 4 Mortgage Loans, representing approximately $141,490,660 or 53.54% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $8,391,829 or 3.18% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996. 76 of the Group 4 Mortgage Loans, representing approximately $61,997,325 or 23.46% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of September 1, 1996, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 4 Mortgage Loans as of September 1, 1996 is set forth in Exhibit D hereto.


     For further information regarding the Mortgage Loans, including credit, appraisal and underwriting policies, see "DESCRIPTION OF THE MORTGAGE LOANS" in the Underlying Prospectus, attached hereto as Annex A.

                         SERVICING OF THE MORTGAGE LOANS

     THE FOLLOWING INFORMATION CONCERNING THE MASTER SERVICER AND THE SPECIAL SERVICER WAS OBTAINED FROM PUBLICLY AVAILABLE INFORMATION PUBLISHED BY THE MASTER SERVICER AND THE SPECIAL SERVICER. THE DEPOSITOR HAS NOT INDEPENDENTLY CONFIRMED, AND MAKES NO REPRESENTATION THAT THE INFORMATION PUBLISHED BY THE MASTER SERVICER AND THE SPECIAL SERVICER IS ACCURATE OR COMPLETE. THE FOLLOWING IS INTENDED TO UPDATE INFORMATION ABOUT THE MASTER SERVICER AND THE SPECIAL SERVICER FOUND IN THE UNDERLYING PROSPECTUS.

The Master Servicer


     Midland Loan Services, L.P. (the "Master Servicer" or "Midland") was organized under the laws of Missouri in 1992 as a limited partnership. Midland is a real estate financial services company which provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and originates commercial real estate loans. Midland's address is 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.


     Midland's general partner, Midland Data Systems, Inc., a Missouri corporation, was established in 1990 for the purpose of providing systems development, data processing and commercial loan servicing primarily to the Resolution Trust Corporation. As of October 31, 1995, Midland had 350 employees. The company's loan operations are centralized in Kansas City, Missouri. A business development and marketing office is maintained in Washington, D.C.


     As of June 30, 1996, Midland and its affiliates were responsible for servicing approximately 11,500 commercial and multifamily loans with an aggregate principal balance of approximately $11.8 billion, the collateral for which is located in 50 states and the District of Columbia. With respect to such loans, approximately 10,350 loans with an aggregate principal balance of approximately $8.8 billion pertain to commercial and multifamily mortgage-backed securities. Property type concentrations within the portfolio include multifamily, office, retail, hotel/motel and other types of income producing properties.


     Midland has been approved as a master and special servicer for investment grade commercial and multifamily mortgage-backed securities rated by Fitch Investors Service, L.P. ("Fitch") and S&P. Midland is ranked "Above Average" as a commercial loan servicer and asset manager by S&P. Midland is ranked "Acceptable" as a master servicer and "Above Average" as a special servicer by Fitch. S&P rates commercial loan servicers and special servicers in one of five rating categories, Strong, Above Average, Average, Below Average and Weak. Fitch rates special servicers in one of five categories: Superior, Above Average, Average, Below Average and Unacceptable. Fitch rates master servicers as Acceptable or Unacceptable. Such ratings are subject to change and there is no assurance that Midland will maintain its current ratings.


     A substantial percentage of the commercial and multifamily loans included in the portfolio of Midland and its affiliates are serviced on behalf of the Resolution Trust Corporation acting as conservator or receiver for various depository institutions and on behalf of various trust funds with respect to mortgage-backed securities transactions that involved mortgage loans acquired from the Resolution Trust Corporation acting in such capacity. Midland and its affiliates also provides commercial loan servicing for newly-originated loans and loans acquired in the secondary market on behalf of issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors. Recent servicing assignments with respect to mortgage-backed securities transactions include servicing as master servicer for the Resolution Trust Corporation Commercial Pass-Through Certificates Series 1995-C1, 1994-C2 and 1994-C1 transactions, and for the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 1995-AEWI transaction, and as servicer for the PS CMO Trust 94-C1 Commercial Mortgage Pay-Through Bonds Series 1994-C1 transaction, the JDN REMIC Trust Commercial Mortgage Pass-Through Certificates transaction, the Nomura Asset Securities Corporation Commercial
Pass-Through Certificates Series 1994-C3 transaction, the Structured Asset Securities Corporation Multiclass Pass-Through Certificates Series 1995-C1 transaction, the Prudential Securities Secured Financing Corporation Commercial Mortgage Pass-Through Certificates Series 1995-C1 transaction, and the Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates Series 1995-D1 transaction.


The Special Servicer


     Banc One Management and Consulting Corporation ("BOMCC") is a wholly owned subsidiary of BANC ONE CORPORATION. BANC ONE CORPORATION is a bank holding company with bank subsidiaries in several states, as well as non-bank subsidiaries engaged in mortgage banking, finance, leasing and other related activities in a substantial part of the United States. Banc One or its affiliates own and are in the business of acquiring assets similar in type to the assets of the Underlying Trust Fund. To the extent that assets owned, managed and/or serviced by Banc One or its affiliates are of a type similar to the assets held by the Underlying Trust Fund, such assets might, depending upon the particular circumstances (including, for example, the location of such assets), compete with the Mortgaged Properties for tenants, purchases, financing and the like.

     BOMCC is engaged in asset management, lending, servicing, liquidation, collection, asset valuation and consulting and related activities with nonaffiliated companies and governmental entities, including the Federal Deposit Insurance Corporation and Resolution Trust Corporation. BOMCC has operating offices in Dallas, Texas; and has managed and serviced assets in all fifty states, the District of Columbia and Puerto Rico. Since January 1, 1990, BOMCC has resolved 35,415 assets generating $8 billion in collections and sold 6,088 foreclosed assets generating $1.2 billion in net proceeds.

     As of June 30, 1996, BOMCC was responsible for managing and servicing a portfolio of approximately 6,800 assets, consisting of loans, foreclosed real estate assets and other assets with a total balance in excess of $4.5 billion. Loan concentrations within such portfolio included commercial office buildings, retail centers, industrial, and multifamily projects. Foreclosed real estate assets under management exceeded $27 million, with significant concentrations in land, office buildings and retail centers. Approximately $3.8 billion of BOMCC's assets under management were administered under contracts that may be characterized as master, primary or general servicing contracts with the remaining $.7 billion under contracts which may be characterized as special servicing contracts. BOMCC has provided servicing in some capacity under 31 commercial mortgage backed securities transactions.


Delinquency Experience

     Generally, when a mortgagor fails to make a required payment on a mortgage loan and does not cure the deficiency promptly, the loan is classified as delinquent. In many cases, delinquencies are cured promptly, but if not, foreclosure proceedings are generally commenced. The procedural steps necessary for foreclosure vary from state to state, but generally, if the loan is not reinstated within certain periods specified by the relevant mortgage loan documents, the property securing the loan can be acquired by the lender. If a mortgagee takes title to the mortgaged property through foreclosure but the mortgaged property has a value lower than the outstanding amount of the debt, the law in certain states permits such mortgagee to obtain a deficiency judgment in the amount of the difference. The laws of certain other states restrict or prohibit such deficiency judgments.


     Based on the Underlying Trustee's October Report, realized losses on the Mortgage Loans have totaled $7,163,361, which represents 0.63% of the original aggregate Scheduled Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Underlying Cut-Off Date. The following table presents certain foreclosure and delinquency experience relating to the Mortgage Loans.

                                                       As of October 1,
                                                 (Dollar Amounts in Thousands)

                                                  1995*               1996**

Total Principal Balance (End of Period)....
                                              $1,022,157,268     $873,687,532
Total Number of Mortgage Loans.............            1,903            1,672


Delinquencies and Foreclosures
Period of Delinquency:  30-59 days

     Principal Balance.....................      $28,458,059       $2,999,179
     Number of Mortgage Loans..............               39               13
     Percent Delinquent by
     Scheduled Principal Balance                        2.78%             0.34%
        of Mortgage Loans..................


Period of Delinquency:  60-89 Days

     Principal Balance.......................    $18,313,148     $11,186,213
     Number of Mortgage Loans................             23              17
     Percent Delinquent by
     Scheduled Principal Balance                        1.79%           1.28%
        of Mortgage Loans....................


Period of Delinquency:  90 Days or More

     Principal Balance.......................    $57,721,502     $58,601,781
     Number of Mortgage Loans................             76              85
     Percent Delinquent by
     Scheduled Principal Balance                        5.65%           6.71%
        of Mortgage Loans....................


In Foreclosure

     Principal Balance.........................   $1,285,446      $2,403,566
     Number of Mortgage Loans...................           1               4
     Percent in Foreclosure by Scheduled
        Principal Balance of Mortgage Loans.....       0.13%           0.28%

REOs
     Principal Balance                                    $0      $6,958,731
     Number of Mortgage Loans                              0               6
     Percent in REO by Scheduled
     Principal Balance of Mortgage Loans........          0%           0.80%

Total Delinquent, in Foreclosure, or REO
     Principal Balance......................    $105,778,156     $82,149,470
     Number of Mortgage Loans...............             139             125
     Percent Delinquent, in Foreclosure
     or REO by Scheduled Principal
     Balance of Mortgage Loans..............          10.35%           9.40%


* Obtained from the October 25, 1995 Underlying Trustee's report to the Underlying Certificateholders.

 **  Obtained from the Underlying  Trustee's October Report.



     For further discussion of the servicing of the Mortgage Loans, see "SERVICING OF THE MORTGAGE LOANS" in the Underlying Prospectus, attached hereto as Annex A.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

     Prospective investors should read this section together with "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" in the Underlying Prospectus.

General

     The  yield to  maturity  on the Class  E-1  Certificates  and the Class E-2
Certificates will depend upon the price paid by the Certificateholder, the Certificate Interest Rate and the rate and timing of the repayment of principal in respect of such Certificates. The rate and timing of the repayment of principal of the Certificates will be affected both by the rate of principal payments on the Underlying Class E Certificates and the source of the principal so distributed. Principal distributions on the Underlying Class E Certificates are made both from (x) principal receipts with respect to the Mortgage Loans (including amounts drawn on the Reserve Fund with respect thereto) which are allocated to the Underlying Class E Certificates and (y) Excess Interest distributed as principal on the Underlying Class E Certificates. Principal distributions on the Underlying Class E Certificates which are attributable to principal received with respect to the Mortgage Loans will be allocated first to the Class E-1 Certificates until the Certificate Principal Amount thereof has been reduced to zero, and thereafter to the Class E-2 Certificates. In contrast, principal distributions on the Underlying Class E Certificates attributable to Excess Interest will be allocated pro rata between the Class E-1 Certificates and the Class E-2 Certificates. See "Description of Certificates" herein.

     Distributions of principal attributable to principal receipts with respect to the Mortgage Loans will be made to the Underlying Class E Certificates only after distributions to more senior classes of the Underlying Certificates have reduced the Certificate Principal Amounts thereof to zero. Accordingly, there will initially not be any such principal distributions on the Certificates, and distributions of principal on the Certificates will initially be attributable solely to Excess Interest and will therefore be allocated pro rata between the Class E-1 and Class E-2 Certificates.

Impact of  Prepayments  and Extensions of Receipt of Mortgage Loan Principal

     Principal receipts with respect to the Mortgage Loans may vary from the dates on which principal (including Balloon Payments) is scheduled to be due either (x) due to prepayments (including voluntary full or partial prepayments by borrowers and prepayments resulting from modifications, defaults, or liquidations or repurchases due to certain breaches of the Seller's representations and warranties) or (y) due to extensions because of delinquencies, including in particular delinquencies with respect to Balloon Payments. Pursuant to the terms of the Underlying Certificates, principal distributions may be made on the Underlying Certificates with respect to any Mortgage Loan, from funds drawn on the Reserve Fund, prior to final liquidation of or other payments on such Mortgage Loan in connection with defaults or modifications of such Mortgage Loan. In particular, such principal distributions are required to be made (and may result in earlier return of principal than would have been the case were they not required) (x) upon foreclosure or other acquisition of the related Mortgaged Property to the extent the appraised value thereof at such time is less than the last principal balance of the Mortgage Loan and (y) upon modification to the extent the discounted present value of remaining cash flows as modified, net of applicable servicing fees (including special servicing fees), is less than the unmodified principal balance of such Mortgage Loan. In contrast, the Seller is required to repurchase Mortgage Loans for breaches of representations and warranties only in very limited circumstances, and is instead required only to cover any loss on a Mortgage Loan with respect to which there is such a breach, payable upon realization of such loss. Accordingly, breaches of representations and warranties are unlikely to significantly accelerate receipt of principal on the Underlying Certificates. Furthermore, while advances of delinquent payments are generally required for scheduled payments other than Balloon Payments, advances of full Balloon Payments are not required, and accordingly delinquent Balloon Payments may extend the weighted average lives of the Certificates. For a full understanding of the terms of the Underlying Class E Certificates, potential investors should thoroughly review the Underlying Prospectus attached hereto as Exhibit A.

     Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (and in particular Mortgage Loans with fixed Mortgage Interest
Rates or with minimum adjustable Mortgage Interest Rates that are higher than prevailing interest rates), the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include the availability of credit for mortgage refinancing, changes in tax laws (including depreciation benefits), changes in Borrowers' net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the Mortgage Loans (for example, the existence of prepayment premiums or due-on-sale and due-on-encumbrance clauses), the quality of management of the Mortgaged Properties and the availability of other opportunities for investment.

     Some of the Mortgage Loans may be prepaid at any time without premium or penalty, or provide for small prepayment premiums or penalties which are not expected to be an effective deterrent to prepayment. Some of the Mortgage Loans, however, may continue to have prepayment premiums or penalties which act as a deterrent to prepayment. The ability of Borrowers to make scheduled Balloon Payments will be affected by many of the foregoing factors and, in particular, the Borrower's ability to refinance or to sell the related Mortgaged Property and thereby generate sufficient funds to pay all amounts due under the Mortgage Loan. Such ability may be influenced by, in particular, the value of the Mortgaged Property at that time and the net income received with respect thereto, general market conditions, and the availability and terms (including in particular available interest rates) of financing.

Impact of Excess Interest


     The rate of return of principal on the Certificates, and accordingly the weighted average life and yield thereof, may be significantly affected by the amount of principal distributions on the Underlying Class E Certificates attributable to Excess Interest. Pursuant to the terms of the Underlying Certificates, principal is distributed on Underlying Certificates both from principal received with respect to the Mortgage Loans and from Excess Interest (distributable funds remaining after all other required distributions are made on the Underlying Certificates and any required deposits to the Reserve Fund are made, generally representing the difference between interest payable on the Mortgage Loans, net of servicing and trustee fees, and interest payable on the Underlying Certificates). Because Excess Interest represents only available funds remaining after distribution of all other amounts due to holders of Underlying Certificates (including Class F Certificates) and after deposit into the Reserve Fund of amounts required to be deposited therein (including amounts required to restore the Reserve Fund to the Liquidity Amount and, subject to certain limitations, to reimburse it for previous Basis Risk Reserve Fund Draw Amounts, if any), it is reduced by any delinquencies or losses not covered by the Reserve Fund or overcollateralization. While principal received with respect to the Mortgage Loans is generally applied first to classes of the Underlying Certificates that are senior to the Underlying Class E Certificates and are therefore  not  applied  to  payment  of  principal  of the  Underlying  Class E
Certificates until the Certificate Principal Amount of all senior classes of Underlying Certificates has been reduced to zero, Excess Interest is required to be distributed (after payment in full of all other amounts due to Certificateholders) in the following ratios to classes of the Underlying
Certificates: Class D 20%, Class E 50% and Class F 30%, and after the principal balance for any such class has been reduced to zero, the amount which would have been distributed thereto is distributed to Class C, then Class D, then Class E, then Class F and then to more senior classes of the Underlying Certificates. Accordingly, 50% (or more, in circumstances described in the preceding sentence) of Excess Interest that is distributed is required to be applied to the Underlying Class E Certificates as distributions of principal, and will be applied to the Class E-1 and Class E-2 Certificates pro rata.

     The amount of Excess Interest is generally higher to the extent (i) the difference between the weighted average "Net Mortgage Interest Rate" (the Mortgage Interest Rate, net of the applicable servicing fee rate (as specified in the Underlying Prospectus)) and the weighted average pass-through rate of the Underlying Certificates is higher, (ii) the total Mortgage Loan balance to which such difference is applied remains higher, and (iii) the amount of overcollateralization increases due to previous applications of Excess Interest to reduce principal on the Underlying Certificates. Over time, the reduction in the aggregate Scheduled Principal Balance of Mortgage Loans will tend to reduce Excess Interest (though increases thereof due to negative amortization may increase Excess Interest), while increased overcollateralization due to prior applications of Excess Interest to principal will tend to increase Excess Interest (all interest then due on such excess Mortgage Loan Scheduled Principal Balance, net of servicing and trustee fees, being available for inclusion in Excess Interest). Because interest rates on Mortgage Loans which bear adjustable interest rates may adjust less frequently than interest rates on adjustable rate Underlying Certificates (which adjust monthly) or by smaller amounts (due to periodic or lifetime caps on Mortgage Loans), Excess Interest will tend to be reduced in rising interest rate environments where interest rates on the adjustable rate Underlying Certificates increase more rapidly than interest rates on the adjustable rate Mortgage Loans. In addition, because interest on adjustable rate Mortgage Loans is generally determined based on indexes other than those used for the adjustable rate Underlying Certificates (which are based on one-month LIBOR), Excess Interest will tend to be greater in cases where indexes on which interest rates for the adjustable rate Mortgage Loans are determined increase less, or decrease more, than one-month LIBOR.

     Excess Interest distributed on the Underlying Certificates on September 25, 1996 was approximately $1,195,783. As of September 1, 1996, the difference between the weighted average Net Mortgage Interest Rate (approximately 8.40% per annum) and the weighted average pass-through rate of the Underlying Certificates (approximately 7.05% per annum) was approximately 1.35% per annum, and the difference between the aggregate Scheduled Principal Balance of the Mortgage Loans and the aggregate Certificate Principal Amount of the Underlying Certificates (after reduction for distributions of principal to be made on September 25, 1996) was $27,530,752. If the amount of Excess Interest were to remain at such levels, and prepayment rates were to remain at the average prepayment rate at which the Mortgage Loans have prepaid since the closing date for the Underlying Transaction, absent credit losses which are not covered by the Reserve Fund, the principal of a substantial portion of the Offered Certificates could be paid from distributions of Excess Interest.


Weighted Average Life of the Offered Certificates

     Prepayments on mortgage loans are commonly measured by a prepayment standard or model. The model used in this Prospectus in the tables below (the "Prepayment Model" or "CPR") represents an assumed constant rate of prepayments each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Mortgage Pool.


     The tables of percentages of initial Certificate Principal Amount outstanding set forth on pages 36 through 38 (the "Declining Balance Tables"), the tables set forth on pages 40 through 43 (the "Price/Yield Tables") and the tables set forth on pages 47 through 46 (the "Loss/Yield Tables") have been prepared on the basis of the "Mortgage Loan Assumptions," which are the assumptions set forth in the following two paragraphs.

     All such tables were based on actual Mortgage Loans, calculated on a Mortgage Loan-by-Mortgage Loan basis, based on their Scheduled Principal
Balances and other characteristics as of September 1, 1996. The following assumptions as to behavior of the Mortgage Loans and the Underlying Certificates following September 1, 1996 includes assumptions as to the behavior thereof for one month prior to the Cut-Off Date, and accordingly different prepayment and other assumptions will result in different initial principal balances of Certificates as of the Cut-Off Date. Percentages shown in the tables reflect percentages of the Certificate Principal Amounts of the Certificates that would exist as of the Cut-Off Date of October 1, 1996 based on application of the relevant assumptions during the month of September 1996. Weighted average lives are shown from October 30, 1996.

     In addition, it was assumed that, beginning on September 1, 1996: (i) the Mortgage Loans prepay (without prepayment penalties) at the indicated percentage of the CPR; (ii) distributions on the Certificates are received, in cash, on the 25th day of each month, commencing in October 1996; (iii) master servicing fees and trustee fees for the Underlying Certificates are payable with respect to all Mortgage Loans at the rate of 0.117% per annum (with no special servicing fees being payable) and trustee fees are payable with respect to the Certificates at the rate of 0.005% per annum; (iv) REO Mortgage Loans and all Mortgage Loans which are 30 or more days delinquent as of September 1, 1996 are assumed to pay in accordance with their stated terms; (v) with respect to the table assuming no extensions, that no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Borrowers of principal and interest on the Mortgage Loans occur (except that the Maturity Date Extension Assumptions For Matured Balloon Mortgage Loans apply); (vi) with respect to the tables assuming extensions, that with respect to Balloon Mortgage Loans (a) (1) in the case of the tables assuming three year extensions, the maturity dates of such Mortgage Loans are extended on their maturity dates to the earlier of a date three years after their original maturity dates and the original amortization term, (2) in the case of the tables assuming five year extensions, the maturity dates of such Mortgage Loans are extended on their maturity dates to the earlier of a date five years after their original maturity dates and the original amortization term and (3) the Maturity Date Extension Assumption For Matured Balloon Mortgage Loans apply, (b) (1) in the case of the Group 2 and Group 4 Mortgage Loans, such extensions do not result in such Mortgage Loans becoming Discounted Mortgage Loans and do not require reductions in the Scheduled Principal Balances thereof and (2) in the case of the Group 1 and Group 3 Mortgage Loans, such extensions result in each such Mortgage Loan becoming a Discounted Mortgage Loan and require a 25% reduction on the Scheduled Principal Balance thereof and an immediate withdrawal from the Reserve Fund, as described in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund -- Credit Draws," in an amount equal to the reduction in the Scheduled Principal Balance thereof (calculated assuming that there are no other recoveries in respect of such Mortgage Loan), (c) in the case of adjustable rate mortgage loans ("ARMs"), their Mortgage Interest Rates after extension are based on the same indices, margins, caps and floors and their Monthly Payments are calculated in the same manner as they were prior to such extension, (d) in the case of fixed rate Mortgage Loans, their Monthly Payments after extension are the same as they were prior to extension, (e) servicing fees following extension continue to be payable at the same rate as prior to extension, and no "Workout Fee" (a fee payable to the Special Servicer equal to a fixed percentage, varying from 1.00% to 2.00%, depending on the unpaid principal balance of each Mortgage Loan as to which it is acting or at any time acted as Special Servicer (including those for which servicing has been returned to the Master Servicer), of net collections and net proceeds received with respect to each such Mortgage
Loan) is payable with respect thereto and (f) apart from the assumed extensions, there are no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Borrowers of principal and interest on such Mortgage Loans; (vii) the Mortgage Interest Rate stays constant until the first Adjustment Date, if any, and then adjusts to a Mortgage Interest Rate equal to the applicable Index for such assumed Mortgage Loan as set forth below plus the applicable Margin for such assumed Mortgage Loan, subject to the applicable Floor Interest Rates and maximum Mortgage Interest Rates; (viii) LIBOR equals 5.4% and remains at that rate or adjusts on the Class A-1 and Class A-3 Underlying Certificates (but does not adjust on the Mortgage Loans) as set forth in the tables; (ix) prepayments represent payment in full of individual Mortgage Loans and are received on the respective Due Dates and include 30 days' interest thereon; (x) there are no repurchases of Mortgage Loans; (xi) the Certificates are purchased on October 30, 1996; (xii) no right of optional termination is exercised; and (xiii) the Index for each Mortgage Loan will adjust immediately to 4.84% per annum in the case of ARMs assumed to have a cost-of-funds index, 5.6% for Mortgage Loans assumed to have a one-year treasury index, 6.1% for Mortgage Loans assumed to have a three-year treasury index, 6.3% for Mortgage Loans assumed to have a five-year treasury index, 8.25% for Mortgage Loans assumed to have a prime rate-based index and 5.4% for Mortgage Loans assumed to have miscellaneous other indexes.

     The Mortgage Loan Assumptions are expected to vary from the actual characteristics of the Mortgage Loans as of the Cut-Off Date due to the passage of one month between September 1, 1996 and the Cut-Off Date. Furthermore, the performance of the Mortgage Loans following September 1, 1996 is expected to vary from the Mortgage Loan Assumptions. Any such discrepancies may have an effect upon the percentages of the initial Certificate Principal Amounts outstanding and the weighted average lives of and other factors with respect to the Certificates set forth in the tables below. Furthermore, actual prepayments are not likely to occur at constant rates or at the assumed rates and the terms of extensions are not likely to be uniform. Variations in prepayment speeds and extension terms, even if averaging to the same constant prepayment rate over time and to the same weighted average extension term, may have different effects on the payment rates of the Certificates. In particular, an uneven rate of prepayments may impact the weighted average lives of the Certificates, since a higher rate of prepayments earlier in any given period will have a greater effect on the amount of Excess Interest available for distribution to the Underlying Class E Certificates than prepayments received later in such period. Furthermore, not all "Balloon Mortgage Loans" (those Mortgage Loans with Balloon Payments) are expected to be extended or to be extended for the suggested terms, and prepayments and extensions may apply disproportionately to Mortgage Loans with different Mortgage Interest Rates. To the extent fixed rate Mortgage Loans with higher Mortgage Interest Rates prepay at higher rates or are extended less frequently or for shorter terms, the Excess Interest available to make distributions in reduction of the certificate principal amounts of the
Underlying Class E Certificates may be reduced even at the same constant prepayment rates. There can be no assurance as to the actual rates of prepayment or extension of the Mortgage Loans or as to variations in applicable interest rates.


     Furthermore, the Mortgage Loan Assumptions vary to some degree from the actual terms of the Mortgage Loans and the Pooling and Servicing Agreement with respect to the Underlying Certificates (the "Pooling Agreement") in that: (i) any extension of a Mortgage Loan will occur only under circumstances in which such Mortgage Loan has become a Specially Serviced Mortgage Loan subject to deduction of a Workout Fee from all future Monthly Payments, except in the case of certain Mortgage Loans whose remaining terms are to be extended by the Master Servicer as described in the Underlying Prospectus under "SERVICING OF THE MORTGAGE LOANS -- Modifications, Waivers and Amendments;" (ii) upon extension, and in contrast to the assumptions, some of the Group 1 and Group 3 Mortgage Loans might not be Discounted Mortgage Loans and some of the Group 2 and Group 4 Mortgage Loans might be Discounted Mortgage Loans, depending upon the modified terms thereof; (iii) the terms of any extension permitted under the Pooling Agreement may require an increase or allow a decrease in the Mortgage Interest Rate or the Monthly Payment, rather than providing for continuation of the same terms; and (iv) the actual servicing fee available for payment with respect to the Mortgage Loans other than Specially Serviced Mortgage Loans is 0.175% per annum, although the initial Master Servicer will receive a fee for such Mortgage Loans equal to that described above under the Mortgage Loan Assumptions.


     Based on the Mortgage Loan Assumptions and on the allocation rules for the Underlying Certificates described in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Allocation Among Classes" and the allocation rules for the Certificates described in this Prospectus under "DESCRIPTION OF THE CERTIFICATES," the Declining Balance Tables indicate the weighted average life of the Offered Certificates and set forth the percentages of the initial Certificate Principal Amount of each such Class of Certificates that would be outstanding after the Distribution Date in September of each of the years indicated, at various percentages of CPR and under various LIBOR and years-of-extension scenarios. None of the indicated percentages of CPR purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Mortgage Pool. Variations in the actual prepayment experience and extension experience and the balance of the Mortgage Loans that prepay or are extended may increase or decrease the percentage of initial Certificate Principal Amount (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR and the average extension experience of all such Mortgage Loans equals any of the specified years of extension. In addition, as described above under "DESCRIPTION OF THE MORTGAGE LOANS -- General," the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Certificates will be increased, and to periods of accelerated amortization, in which case the weighted average lives of the Certificates will be decreased.

               Percentage of Initial Certificate Principal Amount
                  Outstanding at the Respective Percentages of
             CPR Assuming Current LIBOR and Assuming No Extensions

                                          Class E-1                                         Class E-2
                                          ---------                                         ---------
                               0%       5%      10%      15%      18%            0%       5%      10%      15%      18%
                               --       --      ---      ---      ---            --       --      ---      ---      ---

Closing Date...........       100      100      100      100      100           100      100      100      100      100
October 25, 1997.......        94       94       95       95       95            94       94       95       95       95
October 25, 1998.......        89       90       90       91       92            89       90       90       91       92
October 25, 1999.......        84       85       87       88       89            84       85       87       88       89
October 25, 2000.......        80       82       84       86       87            80       82       84       86       87
October 25, 2001.......        76       79       81       79       22            76       79       81       83       83
October 25, 2002.......        71       75       78        1        0            71       75       78       78       35
October 25, 2003.......        67       72       47        0        0            67       72       74       24        0
October 25, 2004.......        62       68        0        0        0            62       68       63        0        0
October 25, 2005.......        57       64        0        0        0            57       64       20        0        0
October 25, 2006.......        51       46        0        0        0            51       59        0        0        0
October 25, 2007.......        46        0        0        0        0            46       38        0        0        0
October 25, 2008.......        40        0        0        0        0            40        0        0        0        0
October 25, 2009.......        33        0        0        0        0            33        0        0        0        0
October 25, 2010.......        19        0        0        0        0            25        0        0        0        0
October 25, 2011.......         0        0        0        0        0             0        0        0        0        0
Weighted average
  life (years) 1              9.2      8.1      6.2      4.9      4.3           9.2      8.6      7.2      5.9      5.3



*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.



               Percentage of Initial Certificate Principal Amount
                  Outstanding at the Respective Percentages of
       CPR Assuming Current LIBOR and Assuming 3-Year Balloon Extensions

                                          Class E-1                                         Class E-2
                                          ---------                                         ---------
                               0%       5%      10%      15%      18%            0%       5%      10%      15%      18%
                               --       --      ---      ---      ---            --       --      ---      ---      ---

Closing Date..........        100      100      100      100      100           100      100      100      100      100
October 25, 1997.......        94       94       95       95       95            94       94       95       95       95
October 25, 1998.......        88       89       90       91       91            88       89       90       91       91
October 25, 1999.......        82       84       86       87       88            82       84       86       87       88
October 25, 2000.......        76       79       82       84       85            76       79       82       84       85
October 25, 2001.......        70       74       78       81       83            70       74       78       81       83
October 25, 2002.......        64       70       75       78       43            64       70       75       78       79
October 25, 2003.......        58       66       71        0        0            58       66       71       44        *
October 25, 2004.......        53       62        4        0        0            53       62       65        0        0
October 25, 2005.......        47       57        0        0        0            47       57       15        0        0
October 25, 2006.......        41       37        0        0        0            41       51        0        0        0
October 25, 2007.......        34        0        0        0        0            34       33        0        0        0
October 25, 2008.......        27        0        0        0        0            27        0        0        0        0
October 25, 2009.......        19        0        0        0        0            19        0        0        0        0
October 25, 2010.......         0        0        0        0        0             *        0        0        0        0
October 25, 2010.......         0        0        0        0        0             0        0        0        0        0
Weighted average
  life (years) 1              8.1      7.7      6.3      5.7      5.4           8.1      8.1      7.0      6.1      5.8


*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.


               Percentage of Initial Certificate Principal Amount
                  Outstanding at the Respective Percentages of
       CPR Assuming Current LIBOR and Assuming 5-Year Balloon Extensions

                                          Class E-1                                         Class E-2
                                          ---------                                         ---------
                               0%       5%      10%      15%      18%            0%       5%      10%      15%      18%
                               --       --      ---      ---      ---            --       --      ---      ---      ---

Closing Date..........        100      100      100      100      100           100      100      100      100      100
October 25, 1997.......        94       94       95       95       95            94       94       95       95       95
October 25, 1998.......        88       89       90       91       91            88       89       90       91       91
October 25, 1999.......        82       84       86       87       88            82       84       86       87       88
October 25, 2000.......        76       79       82       84       85            76       79       82       84       85
October 25, 2001.......        69       74       78       81       83            69       74       78       81       83
October 25, 2002.......        62       69       74       78       80            62       69       74       78       80
October 25, 2003.......        56       64       71       75        3            56       64       71       75       75
October 25, 2004.......        49       60       67        0        0            49       60       67       49        0
October 25, 2005.......        42       55        0        0        0            42       55       38        0        0
October 25, 2006.......        36       50        0        0        0            36       50        0        0        0
October 25, 2007.......        28        0        0        0        0            28       33        0        0        0
October 25, 2008.......        21        0        0        0        0            21        0        0        0        0
October 25, 2009.......        13        0        0        0        0            13        0        0        0        0
October 25, 2010.......         0        0        0        0        0             0        0        0        0        0
Weighted average
  life (years) 1              7.7      7.7      7.0      6.4      5.8           7.7      8.0      7.3      6.9      6.5


*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.




               Percentage of Initial Certificate Principal Amount
         Outstanding at the Respective Percentages of Assuming Current
           LIBOR Decreases 1% and Assuming 3-Year Balloon Extensions

                                          Class E-1                                         Class E-2
                                          ---------                                         ---------
                               0%       5%      10%      15%      18%            0%       5%      10%      15%      18%
                               --       --      ---      ---      ---            --       --      ---      ---      ---

Closing Date..........        100      100      100      100      100           100      100      100      100      100
October 25, 1997.......        93       93       93       93       94            93       93       93       93       94
October 25, 1998.......        85       86       87       88       89            85       86       87       88       89
October 25, 1999.......        78       80       82       84       86            78       80       82       84       86
October 25, 2000.......        70       74       78       81       83            70       74       78       81       83
October 25, 2001.......        62       69       74       78       80            62       69       74       78       80
October 25, 2002.......        55       64       70       75       38            55       64       70       75       76
October 25, 2003.......        49       59       66        0        0            49       59       66       35        0
October 25, 2004.......        42       54        0        0        0            42       54       54        0        0
October 25, 2005.......        35       49        0        0        0            35       49        0        0        0
October 25, 2006.......        28       21        0        0        0            28       41        0        0        0
October 25, 2007.......        20        0        0        0        0            20        1        0        0        0
October 25, 2008.......        11        0        0        0        0            11        0        0        0        0
October 25, 2009.......         0        0        0        0        0             0        0        0        0        0
October 25, 2010.......         0        0        0        0        0             0        0        0        0        0
Weighted average
  life (years) 1              6.8      7.0      6.0      5.5      5.2           6.8      7.3      6.6      5.9      5.6


*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.



         Percentage of Initial Certificate Principal Amount Outstanding
             at the Respective Percentages of CPR Assuming Current
           LIBOR Increases 1% and Assuming 3-Year Balloon Extensions

                                          Class E-1                                         Class E-2
                                          ---------                                         ---------
                               0%       5%      10%      15%      18%            0%       5%      10%      15%      18%
                               --       --      ---      ---      ---            --       --      ---      ---      ---

Closing Date..........        100      100      100      100      100           100      100      100      100      100
October 25, 1997.......        96       96       96       96       96            96       96       96       96       96
October 25, 1998.......        91       92       92       93       93            91       92       92       93       93
October 25, 1999.......        87       88       89       90       90            87       88       89       90       90
October 25, 2000.......        82       84       86       87       88            82       84       86       87       88
October 25, 2001.......        77       80       83       85       85            77       80       83       85       85
October 25, 2002.......        72       76       79       82       49            72       76       79       82       82
October 25, 2003.......        68       73       76        0        0            68       73       76       54        9
October 25, 2004.......        64       69       13        0        0            64       69       71        0        0
October 25, 2005.......        59       65        0        0        0            59       65       30        0        0
October 25, 2006.......        54       53        0        0        0            54       61        0        0        0
October 25, 2007.......        48        6        0        0        0            48       52        0        0        0
October 25, 2008.......        42        0        0        0        0            42       15        0        0        0
October 25, 2009.......        36        0        0        0        0            36        0        0        0        0
October 25, 2010.......        29        0        0        0        0            29        0        0        0        0
October 25, 2011.......         0        0        0        0        0             0        0        0        0        0
Weighted average
  life (years) 1              9.6      8.3      6.6      5.9      5.5           9.6      9.0      7.5      6.4      6.0


*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.



                                 Percentage of Initial Certificate Principal Amount Outstanding at the Respective Percentages
                                       of CPR Assuming Current LIBOR Increases 2% and Assuming 3-Year Balloon Extensions

                                0%       5%      10%     15%      18%             0%        5%      10%      15%      18%
                                --       --      ---     ---      ---             --        --      ---      ---      ---

Closing Date..........         100      100      100     100      100            100       100      100      100      100
October 25, 1997.......         97       97       97      97       97             97        97       97       97       97
October 25, 1998.......         94       94       95      95       95             94        94       95       95       95
October 25, 1999.......         91       92       92      92       93             91        92       92       92       93
October 25, 2000.......         88       89       89      90       90             88        89       89       90       90
October 25, 2001.......         85       86       87      88       88             85        86       87       88       88
October 25, 2002.......         81       83       84      85       55             81        83       84       85       86
October 25, 2003.......         78       80       81       0        0             78        80       81       63       17
October 25, 2004.......         74       77       23       0        0             74        77       77        4        0
October 25, 2005.......         71       73        0       0        0             71        73       45        0        0
October 25, 2006.......         67       70        0       0        0             67        70        2        0        0
October 25, 2007.......         62       22        0       0        0             62        63        0        0        0
October 25, 2008.......         58        0        0       0        0             58        42        0        0        0
October 25, 2009.......         53        0        0       0        0             53         2        0        0        0
October 25, 2010.......         48        0        0       0        0             48         0        0        0        0
October 25, 2011.......         35        0        0       0        0             41         0        0        0        0
October 25, 2012.......          0        0        0       0        0              9         0        0        0        0
December 25, 2013......          0        0        0       0        0              0         0        0        0        0
Weighted average
  life (years) 1              11.3      9.1      6.9     6.0      5.7           11.5      10.0      8.1      6.7      6.2


*    Indicates an amount above zero and less than 0.5% of the original aggregate
     Certificate Principal Amount is outstanding.

1 The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding Certificate
     Principal Amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial Certificate
     Principal Amount of the Certificate.



     The tables set forth below show the weighted average life, first principal payment date and last principal payment date of the Offered Certificates under various prepayment, LIBOR and years-of-extension scenarios. In addition, the tables show the yield and duration of the Offered Certificates at various assumed offering prices under the same prepayment, LIBOR and years-of-extension scenarios. The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Certificates, would cause the discounted present value of such assumed stream of cash flows as of October 30, 1996 to equal the assumed purchase prices (including accrued interest at the Certificate Interest Rate up to, but not including, October 30, 1996) and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Principal Amount on such Classes of Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "duration" has been calculated using the modified Macaulay Duration as specified in the "PSA Standard Formulas." The Macaulay Duration is calculated as the present value-weighted average time in years to receive future payments of principal and interest, and the PSA Standard Formula modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. None of the prices in the tables take into account any accrued interest that may be payable in excess of the stated offering or purchase prices. Duration and discounted margin, like yield, will be affected by the LIBOR levels, prepayment rates and Balloon extensions that actually occur during the life of the Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below.

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions

                                  No Extension
                                  ------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
               9.17    8.06   6.18   4.91   4.34   Weighted Average Life (years)
              11/96   11/96  11/96  11/96  11/96   First Principal Payment Date
              03/11   06/07  09/04  11/02  02/02   Last Principal Payment Date
97-16/32....  8.472   8.494  8.564  8.646   8.699  Yield to Maturity %
               5.75    5.42   4.55   3.83    3.47  Duration
98..........  8.384   8.400  8.452  8.513   8.553  Yield to Maturity %
               5.77    5.43   4.56   3.83    3.48  Duration
98-16/32....  8.296   8.307  8.341  8.382   8.407  Yield to Maturity %
               5.79    5.45   4.57   3.84    3.48  Duration
99..........  8.210   8.215  8.231  8.251   8.263  Yield to Maturity %
               5.81    5.46   4.58   3.85    3.49  Duration
99-16/32....  8.124   8.123  8.122  8.121   8.120  Yield to Maturity %
               5.83    5.47   4.59   3.86    3.49  Duration
100.........  8.038   8.032  8.014  7.992   7.977  Yield to Maturity %
               5.85    5.49   4.60   3.86    3.50  Duration
100-16/32...  7.954   7.942  7.906  7.863   7.836  Yield to Maturity %
               5.86    5.50   4.60   3.87    3.51  Duration
101.........  7.870   7.853  7.799  7.736   7.695  Yield to Maturity %
               5.88    5.52   4.61   3.88    3.51  Duration
101-16/32...  7.786   7.764  7.693  7.610   7.556  Yield to Maturity %
               5.90    5.53   4.62   3.88    3.52  Duration
102.........  7.704   7.676  7.587  7.484   7.417  Yield to Maturity %
               5.92    5.54   4.63   3.89    3.52  Duration
102-16/32...  7.622   7.588  7.482  7.359   7.279  Yield to Maturity %
               5.94    5.56   4.64   3.89    3.53  Duration
103.........  7.540   7.501  7.378  7.235   7.142  Yield to Maturity %
               5.95    5.57   4.65   3.90    3.53  Duration
103-16/32...  7.460   7.415  7.275  7.112   7.006  Yield to Maturity %
               5.97    5.58   4.66   3.91    3.54  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
               8.08    7.65   6.27   5.67    5.36  Weighted Average Life (years)
              11/96   11/96  11/96  11/96   11/96  First Principal Payment Date
              09/10   08/07  11/04  07/03   01/03  Last Principal Payment Date
97-16/32....  8.504   8.509  8.560  8.592   8.611  Yield to Maturity %
               5.26    5.20   4.59   4.27    4.10  Duration
98..........  8.408   8.411  8.449  8.473   8.487  Yield to Maturity %
               5.28    5.21   4.60   4.28    4.11  Duration
98-16/32....  8.312   8.315  8.340  8.355   8.364  Yield to Maturity %
               5.30    5.23   4.61   4.29    4.12  Duration
99..........  8.217   8.218  8.230  8.238   8.242  Yield to Maturity %
               5.31    5.24   4.62   4.30    4.13  Duration
99-16/32....  8.123   8.123  8.122  8.122   8.121  Yield to Maturity %
               5.33    5.25   4.63   4.31    4.13  Duration
100.........  8.030   8.028  8.015  8.006   8.001  Yield to Maturity %
               5.35    5.27   4.64   4.31    4.14  Duration
100-16/32...  7.937   7.934  7.908  7.891   7.881  Yield to Maturity %
               5.37    5.28   4.65   4.32    4.15  Duration
101.........  7.846   7.841  7.802  7.777   7.763  Yield to Maturity %
               5.38    5.29   4.65   4.33    4.16  Duration
101-16/32...  7.755   7.749  7.696  7.664   7.645  Yield to Maturity %
               5.40    5.31   4.66   4.34    4.16  Duration
102.........  7.664   7.657  7.592  7.552   7.528  Yield to Maturity %
               5.41    5.32   4.67   4.35    4.17  Duration
102-16/32...  7.575   7.565  7.488  7.440   7.411  Yield to Maturity %
               5.43    5.33   4.68   4.35    4.18  Duration
103.........  7.486   7.475  7.385  7.329   7.295  Yield to Maturity %
               5.45    5.35   4.69   4.36    4.19  Duration
103-16/32...  7.397   7.385  7.282  7.219   7.181  Yield to Maturity %
               5.46    5.36   4.70   4.37    4.19  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                5 Year Extension
                                ----------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
               7.70    7.65   6.99   6.41    5.84  Weighted Average Life (years)
              11/96   11/96  11/96  11/96   11/96  First Principal Payment Date
              09/10   09/07  08/05  09/04   11/03  Last Principal Payment Date
97-16/32....  8.516   8.510  8.529  8.552   8.581  Yield to Maturity %
               5.11    5.19   4.94   4.68    4.38  Duration
98..........  8.416   8.412  8.426  8.443   8.465  Yield to Maturity %
               5.12    5.20   4.95   4.69    4.38  Duration
98-16/32....  8.318   8.315  8.324  8.335   8.350  Yield to Maturity %
               5.14    5.22   4.97   4.70    4.39  Duration
99..........  8.220   8.219  8.223  8.229   8.235  Yield to Maturity %
               5.15    5.23   4.98   4.71    4.40  Duration
99-16/32....  8.123   8.123  8.123  8.122   8.122  Yield to Maturity %
               5.17    5.25   4.99   4.72    4.41  Duration
100.........  8.027   8.028  8.023  8.017   8.009  Yield to Maturity %
               5.19    5.26   5.00   4.73    4.42  Duration
100-16/32...  7.931   7.934  7.924  7.912   7.897  Yield to Maturity %
               5.20    5.27   5.01   4.74    4.43  Duration
101.........  7.837   7.841  7.826  7.808   7.786  Yield to Maturity %
               5.22    5.29   5.02   4.75    4.43  Duration
101-16/32...  7.743   7.748  7.728  7.705   7.675  Yield to Maturity %
               5.23    5.30   5.03   4.76    4.44  Duration
102.........  7.650   7.656  7.631  7.602   7.565  Yield to Maturity %
               5.25    5.32   5.04   4.76    4.45  Duration
102-16/32...  7.557   7.565  7.535  7.500   7.456  Yield to Maturity %
               5.26    5.33   5.06   4.77    4.46  Duration
103.........  7.465   7.474  7.439  7.399   7.348  Yield to Maturity %
               5.28    5.34   5.07   4.78    4.47  Duration
103-16/32...  7.374   7.384  7.344  7.299   7.240  Yield to Maturity %
               5.29    5.36   5.08   4.79    4.47  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                               LIBOR Decreases 1%
                               ------------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
               6.81    7.01   5.96   5.49    5.22  Weighted Average Life (years)
              11/96   11/96  11/96  11/96   11/96  First Principal Payment Date
              10/09   04/07  09/04  07/03   01/03  Last Principal Payment Date
97-16/32....  8.553   8.537  8.580  8.606   8.623  Yield to Maturity %
               4.65    4.84   4.39   4.15    4.00  Duration
98..........  8.444   8.432  8.464  8.484   8.496  Yield to Maturity %
               4.67    4.85   4.40   4.15    4.01  Duration
98-16/32....  8.336   8.328  8.349  8.362   8.370  Yield to Maturity %
               4.68    4.86   4.41   4.16    4.02  Duration
99..........  8.229   8.225  8.235  8.241   8.245  Yield to Maturity %
               4.70    4.88   4.42   4.17    4.03  Duration
99-16/32....  8.122   8.123  8.122  8.121   8.121  Yield to Maturity %
               4.72    4.89   4.43   4.18    4.03  Duration
100.........  8.017   8.021  8.009  8.002   7.998  Yield to Maturity %
               4.73    4.91   4.44   4.19    4.04  Duration
100-16/32...  7.912   7.920  7.898  7.884   7.875  Yield to Maturity %
               4.75    4.92   4.45   4.20    4.05  Duration
101.........  7.808   7.820  7.787  7.767   7.754  Yield to Maturity %
               4.76    4.93   4.46   4.21    4.06  Duration
101-16/32...  7.706   7.721  7.677  7.650   7.633  Yield to Maturity %
               4.78    4.95   4.47   4.21    4.06  Duration
102.........  7.603   7.622  7.568  7.534   7.513  Yield to Maturity %
               4.79    4.96   4.48   4.22    4.07  Duration
102-16/32...  7.502   7.524  7.459  7.419   7.393  Yield to Maturity %
               4.80    4.97   4.49   4.23    4.08  Duration
103.........  7.402   7.427  7.352  7.305   7.275  Yield to Maturity %
               4.82    4.99   4.49   4.24    4.09  Duration
103-16/32...  7.302   7.331  7.245  7.192   7.157  Yield to Maturity %
               4.83    5.00   4.50   4.25    4.09  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                               LIBOR Increases 1%
                               ------------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
               9.56    8.34   6.60   5.85    5.51  Weighted Average Life (years)
              11/96   11/96  11/96  11/96   11/96  First Principal Payment Date
              06/11   12/07  01/05  08/03   02/03  Last Principal Payment Date
97-16/32....  8.461   8.483  8.542  8.579   8.599  Yield to Maturity %
               5.94    5.58   4.79   4.40    4.21  Duration
98..........  8.376   8.392  8.436  8.463   8.479  Yield to Maturity %
               5.96    5.59   4.80   4.41    4.22  Duration
98-16/32....  8.291   8.302  8.331  8.349   8.359  Yield to Maturity %
               5.98    5.61   4.81   4.42    4.22  Duration
99..........  8.207   8.212  8.226  8.235   8.240  Yield to Maturity %
               6.00    5.62   4.82   4.42    4.23  Duration
99-16/32....  8.124   8.123  8.122  8.122   8.122  Yield to Maturity %
               6.02    5.63   4.83   4.43    4.24  Duration
100.........  8.041   8.035  8.020  8.010   8.004  Yield to Maturity %
               6.04    5.65   4.84   4.44    4.24  Duration
100-16/32...  7.959   7.947  7.917  7.898   7.887  Yield to Maturity %
               6.05    5.66   4.85   4.45    4.25  Duration
101.........  7.878   7.860  7.816  7.787   7.771  Yield to Maturity %
               6.07    5.67   4.86   4.46    4.26  Duration
101-16/32...  7.797   7.774  7.715  7.677   7.656  Yield to Maturity %
               6.09    5.69   4.87   4.46    4.27  Duration
102.........  7.717   7.688  7.615  7.568   7.542  Yield to Maturity %
               6.11    5.70   4.88   4.47    4.27  Duration
102-16/32...  7.638   7.603  7.515  7.459   7.428  Yield to Maturity %
               6.13    5.71   4.89   4.48    4.28  Duration
103.........  7.559   7.519  7.416  7.351   7.315  Yield to Maturity %
               6.14    5.73   4.90   4.49    4.29  Duration
103-16/32...  7.481   7.435  7.318  7.244   7.203  Yield to Maturity %
               6.16    5.74   4.91   4.49    4.29  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity and Duration
              of Class E-1 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                               LIBOR Increases 2%
                               ------------------

Price (%)       0%     5%     10%    15%     18%
---------       --     --     ---    ---     ---
              11.29    9.09   6.94   6.04    5.66  Weighted Average Life (years)
              11/96   11/96  11/96  11/96   11/96  First Principal Payment Date
              06/12   05/08  03/05  09/03   03/03  Last Principal Payment Date
97-16/32....  8.424   8.460  8.524  8.566   8.588  Yield to Maturity %
               6.70    5.98   5.01   4.53    4.31  Duration
98..........  8.348   8.375  8.423  8.454   8.470  Yield to Maturity %
               6.72    5.99   5.02   4.54    4.32  Duration
98-16/32....  8.273   8.291  8.322  8.342   8.353  Yield to Maturity %
               6.73    6.01   5.03   4.55    4.33  Duration
99..........  8.198   8.207  8.222  8.232   8.237  Yield to Maturity %
               6.75    6.02   5.04   4.55    4.33  Duration
99-16/32....  8.124   8.124  8.123  8.122   8.122  Yield to Maturity %
               6.77    6.03   5.05   4.56    4.34  Duration
100.........  8.051   8.041  8.024  8.013   8.007  Yield to Maturity %
               6.79    6.05   5.06   4.57    4.35  Duration
100-16/32...  7.978   7.960  7.926  7.905   7.893  Yield to Maturity %
               6.81    6.06   5.06   4.58    4.35  Duration
101.........  7.906   7.878  7.829  7.797   7.780  Yield to Maturity %
               6.83    6.07   5.07   4.58    4.36  Duration
101-16/32...  7.834   7.798  7.732  7.690   7.667  Yield to Maturity %
               6.85    6.09   5.08   4.59    4.37  Duration
102.........  7.763   7.717  7.636  7.584   7.556  Yield to Maturity %
               6.87    6.10   5.09   4.60    4.37  Duration
102-16/32...  7.692   7.638  7.541  7.478   7.445  Yield to Maturity %
               6.89    6.11   5.10   4.61    4.38  Duration
103.........  7.622   7.559  7.446  7.373   7.334  Yield to Maturity %
               6.91    6.13   5.11   4.61    4.39  Duration
103-16/32...  7.553   7.480  7.352  7.269   7.225  Yield to Maturity %
               6.92    6.14   5.12   4.62    4.39  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions

                                  No Extension
                                  ------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)      0%     5%     10%    15%     18%
---------      --     --     ---    ---     ---
              9.25    8.58   7.22   5.91    5.31   Weighted Average Life (years)
             11/96   11/96  11/96  11/96   11/96   First Principal Payment Date
             06/11   08/08  04/06  05/04   07/03   Last Principal Payment Date
82-16/32... 11.509  11.571 11.919  12.464  12.818  Yield to Maturity %
              5.16   5.11    4.68    4.12    3.82  Duration
83......... 11.393  11.454 11.791  12.319  12.661  Yield to Maturity %
              5.18   5.13    4.70    4.13    3.83  Duration
83-16/32... 11.278  11.338 11.665  12.175  12.506  Yield to Maturity %
              5.20   5.15    4.71    4.14    3.84  Duration
84......... 11.164  11.223 11.539  12.032  12.352  Yield to Maturity %
              5.22   5.17    4.73    4.16    3.85  Duration
84-16/32... 11.052  11.109 11.415  11.890  12.199  Yield to Maturity %
              5.24   5.18    4.74    4.17    3.86  Duration
85......... 10.940  10.996 11.291  11.750  12.047  Yield to Maturity %
              5.27   5.20    4.76    4.18    3.87  Duration
85-16/32... 10.830  10.885 11.169  11.611  11.897  Yield to Maturity %
              5.29   5.22    4.77    4.19    3.88  Duration
86......... 10.721  10.774 11.048  11.473  11.748  Yield to Maturity %
              5.31   5.24    4.78    4.20    3.88  Duration
86-16/32... 10.613  10.664 10.928  11.336  11.600  Yield to Maturity %
              5.33   5.26    4.80    4.21    3.89  Duration
87......... 10.505  10.556 10.809  11.200  11.453  Yield to Maturity %
              5.35   5.28    4.81    4.22    3.90  Duration
87-16/32... 10.399  10.448 10.691  11.065  11.308  Yield to Maturity %
              5.37   5.29    4.82    4.23    3.91  Duration
88......... 10.294  10.342 10.573  10.931  11.163  Yield to Maturity %
              5.39   5.31    4.84    4.24    3.92  Duration
88-16/32... 10.190  10.236 10.457  10.799  11.020  Yield to Maturity %
              5.42   5.33    4.85    4.25    3.93  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
              8.09    8.11   7.03    6.13    5.83  Weighted Average Life (years)
             11/96   11/96  11/96   11/96   11/96  First Principal Payment Date
             11/10   07/08  02/06   06/04   11/03  Last Principal Payment Date
82-16/32... 11.832  11.735 12.007  12.358  12.504  Yield to Maturity %
              4.71   4.87    4.57    4.22    4.09  Duration
83......... 11.705  11.612 11.876  12.216  12.357  Yield to Maturity %
              4.73   4.89    4.59    4.23    4.10  Duration
83-16/32... 11.580  11.490 11.747  12.075  12.212  Yield to Maturity %
              4.75   4.91    4.60    4.24    4.11  Duration
84......... 11.455  11.369 11.618  11.936  12.068  Yield to Maturity %
              4.77   4.92    4.62    4.25    4.12  Duration
84-16/32... 11.332  11.250 11.491  11.798  11.925  Yield to Maturity %
              4.79   4.94    4.63    4.26    4.13  Duration
85......... 11.210  11.132 11.364  11.661  11.784  Yield to Maturity %
              4.81   4.96    4.64    4.28    4.14  Duration
85-16/32... 11.089  11.015 11.239  11.525  11.643  Yield to Maturity %
              4.83   4.98    4.66    4.29    4.15  Duration
86......... 10.969  10.899 11.115  11.390  11.504  Yield to Maturity %
              4.85   5.00    4.67    4.30    4.16  Duration
86-16/32... 10.851  10.784 10.992  11.256  11.366  Yield to Maturity %
              4.87   5.01    4.68    4.31    4.17  Duration
87......... 10.733  10.670 10.870  11.123  11.229  Yield to Maturity %
              4.89   5.03    4.70    4.32    4.18  Duration
87-16/32... 10.617  10.557 10.749  10.992  11.093  Yield to Maturity %
              4.90   5.05    4.71    4.33    4.19  Duration
88......... 10.502  10.445 10.629  10.861  10.958  Yield to Maturity %
              4.92   5.07    4.73    4.34    4.20  Duration
88-16/32... 10.388  10.334 10.510  10.732  10.824  Yield to Maturity %
              4.94   5.09    4.74    4.35    4.21  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)



                                5 Year Extension
                                ----------------
                                 Unchanged LIBOR
                                 ---------------

Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
              7.70    7.99   7.31    6.87    6.51  Weighted Average Life (years)
             11/96   11/96  11/96   11/96   11/96  First Principal Payment Date
             09/10   05/08  04/06   04/05   10/04  Last Principal Payment Date
82-16/32... 11.945  11.773 11.913  12.037  12.172  Yield to Maturity %
              4.58   4.82    4.68    4.55    4.41  Duration
83......... 11.814  11.649 11.785  11.906  12.036  Yield to Maturity %
              4.60   4.84    4.69    4.57    4.42  Duration
83-16/32... 11.685  11.526 11.659  11.775  11.902  Yield to Maturity %
              4.62   4.85    4.71    4.58    4.44  Duration
84......... 11.557  11.404 11.533  11.646  11.768  Yield to Maturity %
              4.63   4.87    4.72    4.59    4.45  Duration
84-16/32... 11.430  11.284 11.409  11.518  11.636  Yield to Maturity %
              4.65   4.89    4.74    4.60    4.46  Duration
85......... 11.304  11.164 11.285  11.391  11.505  Yield to Maturity %
              4.67   4.91    4.75    4.62    4.47  Duration
85-16/32... 11.180  11.046 11.163  11.265  11.375  Yield to Maturity %
              4.69   4.93    4.77    4.63    4.48  Duration
86......... 11.057  10.929 11.042  11.140  11.246  Yield to Maturity %
              4.71   4.94    4.78    4.64    4.49  Duration
86-16/32... 10.935  10.812 10.922  11.016  11.118  Yield to Maturity %
              4.73   4.96    4.80    4.66    4.51  Duration
87......... 10.814  10.697 10.803  10.894  10.991  Yield to Maturity %
              4.74   4.98    4.81    4.67    4.52  Duration
87-16/32... 10.694  10.583 10.685  10.772  10.866  Yield to Maturity %
              4.76   5.00    4.83    4.68    4.53  Duration
88......... 10.576  10.470 10.568  10.651  10.741  Yield to Maturity %
              4.78   5.01    4.84    4.69    4.54  Duration
88-16/32... 10.458  10.358 10.451  10.532  10.617  Yield to Maturity %
              4.80   5.03    4.85    4.71    4.55  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                  No Extension
                                  ------------
                               LIBOR Decreases 1%
                               ------------------

Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
              6.81    7.27   6.58    5.89    5.64  Weighted Average Life (years)
             11/96   11/96  11/96   11/96   11/96  First Principal Payment Date
             10/09   11/07  11/05   03/04   09/03  Last Principal Payment Date
82-16/32... 12.324  12.062 12.235  12.522  12.645  Yield to Maturity %
              4.15   4.45    4.31    4.05    3.95  Duration
83......... 12.180  11.927 12.096  12.374  12.493  Yield to Maturity %
              4.17   4.47    4.32    4.06    3.96  Duration
83-16/32... 12.037  11.794 11.959  12.227  12.343  Yield to Maturity %
              4.19   4.49    4.33    4.08    3.97  Duration
84......... 11.896  11.662 11.822  12.082  12.194  Yield to Maturity %
              4.21   4.50    4.35    4.09    3.98  Duration
84-16/32... 11.756  11.532 11.687  11.938  12.046  Yield to Maturity %
              4.22   4.52    4.36    4.10    3.99  Duration
85......... 11.618  11.403 11.553  11.796  11.900  Yield to Maturity %
              4.24   4.54    4.38    4.11    4.00  Duration
85-16/32... 11.481  11.275 11.420  11.654  11.755  Yield to Maturity %
              4.26   4.56    4.39    4.12    4.01  Duration
86......... 11.346  11.148 11.289  11.514  11.611  Yield to Maturity %
              4.28   4.57    4.40    4.13    4.02  Duration
86-16/32... 11.211  11.022 11.158  11.375  11.468  Yield to Maturity %
              4.29   4.59    4.42    4.14    4.03  Duration
87......... 11.078  10.898 11.029  11.237  11.326  Yield to Maturity %
              4.31   4.61    4.43    4.15    4.05  Duration
87-16/32... 10.947  10.775 10.901  11.100  11.186  Yield to Maturity %
              4.33   4.63    4.45    4.17    4.06  Duration
88......... 10.816  10.653 10.774  10.965  11.046  Yield to Maturity %
              4.35   4.64    4.46    4.18    4.07  Duration
88-16/32... 10.687  10.532 10.648  10.830  10.908  Yield to Maturity %
              4.36   4.66    4.47    4.19    4.08  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                               LIBOR Increases 1%
                               ------------------

Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
              9.62    9.01   7.52    6.40    6.03  Weighted Average Life (years)
             11/96   11/96  11/96   11/96   11/96  First Principal Payment Date
             10/11   03/09  06/06   09/04   12/03  Last Principal Payment Date
82-16/32... 11.397  11.445 11.791  12.197  12.368  Yield to Maturity %
              5.35   5.31    4.86    4.40    4.23  Duration
83......... 11.285  11.332 11.668  12.060  12.226  Yield to Maturity %
              5.37   5.33    4.87    4.41    4.24  Duration
83-16/32... 11.174  11.221 11.545  11.925  12.086  Yield to Maturity %
              5.39   5.35    4.88    4.42    4.25  Duration
84......... 11.064  11.110 11.424  11.792  11.946  Yield to Maturity %
              5.41   5.37    4.90    4.43    4.26  Duration
84-16/32... 10.956  11.001 11.304  11.659  11.808  Yield to Maturity %
              5.43   5.39    4.91    4.44    4.27  Duration
85......... 10.848  10.892 11.185  11.527  11.671  Yield to Maturity %
              5.46   5.41    4.93    4.45    4.28  Duration
85-16/32... 10.742  10.785 11.067  11.397  11.535  Yield to Maturity %
              5.48   5.42    4.94    4.46    4.29  Duration
86......... 10.636  10.678 10.950  11.267  11.400  Yield to Maturity %
              5.50   5.44    4.95    4.47    4.30  Duration
86-16/32... 10.532  10.573 10.834  11.139  11.267  Yield to Maturity %
              5.52   5.46    4.97    4.48    4.31  Duration
87......... 10.428  10.468 10.719  11.011  11.134  Yield to Maturity %
              5.54   5.48    4.98    4.50    4.32  Duration
87-16/32... 10.326  10.364 10.605  10.885  11.002  Yield to Maturity %
              5.56   5.50    4.99    4.51    4.33  Duration
88......... 10.225  10.262 10.492  10.759  10.872  Yield to Maturity %
              5.58   5.52    5.01    4.52    4.34  Duration
88-16/32... 10.124  10.160 10.380  10.635  10.742  Yield to Maturity %
              5.60   5.53    5.02    4.53    4.35  Duration

              Weighted Average Life, First Principal Payment Date,
          Last Principal Payment Date and Yield to Maturity Percentage
              of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions (cont.)

                                3 Year Extension
                                ----------------
                               LIBOR Increases 2%
                               ------------------

Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
             11.51   10.03   8.05    6.68    6.23  Weighted Average Life (years)
             11/96   11/96  11/96   11/96   11/96  First Principal Payment Date
             12/12   11/09  11/06   11/04   01/04  Last Principal Payment Date
82-16/32... 11.007  11.177 11.584  12.039  12.236  Yield to Maturity %
              6.09   5.80    5.16    4.59    4.37  Duration
83......... 10.909  11.074 11.468  11.908  12.099  Yield to Maturity %
              6.11   5.82    5.18    4.60    4.38  Duration
83-16/32... 10.812  10.972 11.353  11.778  11.964  Yield to Maturity %
              6.13   5.84    5.19    4.61    4.39  Duration
84......... 10.715  10.870 11.239  11.650  11.829  Yield to Maturity %
              6.16   5.86    5.20    4.62    4.40  Duration
84-16/32... 10.620  10.770 11.126  11.523  11.695  Yield to Maturity %
              6.18   5.88    5.22    4.63    4.41  Duration
85......... 10.525  10.670 11.014  11.396  11.563  Yield to Maturity %
              6.21   5.89    5.23    4.64    4.42  Duration
85-16/32... 10.432  10.572 10.903  11.271  11.431  Yield to Maturity %
              6.23   5.91    5.25    4.65    4.43  Duration
86......... 10.339  10.474 10.793  11.147  11.301  Yield to Maturity %
              6.25   5.93    5.26    4.66    4.44  Duration
86-16/32... 10.247  10.377 10.683  11.023  11.171  Yield to Maturity %
              6.28   5.95    5.27    4.67    4.45  Duration
87......... 10.156  10.281 10.575  10.901  11.043  Yield to Maturity %
              6.30   5.97    5.29    4.68    4.46  Duration
87-16/32... 10.066  10.186 10.467  10.780  10.915  Yield to Maturity %
              6.32   5.99    5.30    4.69    4.47  Duration
88.........  9.977  10.092 10.361  10.659  10.789  Yield to Maturity %
              6.34   6.01    5.31    4.70    4.48  Duration
88-16/32...  9.888  9.998  10.255  10.540  10.663  Yield to Maturity %
              6.37   6.02    5.33    4.71    4.49  Duration

Special Yield Considerations

     The yields on the Class E-1 and Class E-2 Certificates  will be affected by
(x) the rate of return of principal on the Underlying Class E Certificates (which will be affected principally by the amount of Mortgage Loan principal and Excess Interest available for payment of principal of such Underlying Class E Certificates, which in turn will be affected by changes in LIBOR and other indexes, the level of prepayments of the Mortgage Loans and other factors) and
(y) the amount of Mortgage Loan payment and interest rate shortfalls, if any, not covered by the Reserve Fund or other credit enhancement and allocable to the Underlying Class E Certificates.



     Because the Class E-2 Certificates are being offered at a discount, the yield to purchasers will be increased if principal is paid faster than anticipated, and will be decreased if principal payments are slower than anticipated. Collections in respect of interest on the Mortgage Loans, net of servicing fees (as specified in the Underlying Prospectus), may exceed interest due on the Underlying Certificates and any such Excess Interest will be used, to the extent described herein, to prepay the Underlying Class E Certificates, to the extent not required to pay interest or principal on, or be used as a reserve for, Underlying Certificates (including the Class F Certificates) after the Reserve Fund has been reduced to or below the Liquidity Amount. Thus, the yield on the Class E-2 Certificates is favorably impacted when Excess Interest is above expectations and is negatively impacted when Excess Interest is below expectations. The tables on pages 36 through 38 set forth the timing of the reduction of the Certificate Principal Amounts of the Certificates under certain assumptions set forth therein, including the assumption that no delinquencies or defaults occur on the Mortgage Loans other than for Mortgage Loans delinquent 30 days or more as of September 1, 1996. The simplifying assumptions made in preparing those tables and the yield tables which follow are expected to vary from the actual performance of the Mortgage Loans. Excess Interest may be reduced if: (i) interest rates on the "Floating Rate Certificates" (the Underlying Class A-1 and Class A-3 Certificates) increase faster than interest rates on the Mortgage Loans, (ii) Mortgage Loans with high interest rates prepay more quickly than Mortgage Loans with lower rates or experience a higher rate of default, or (iii) principal prepayments reduce the balances of Mortgage Loans and Certificate Principal Amounts from which Excess Interest is generated. Excess Interest may be increased to the extent the aggregate Certificate Principal Amount of the Underlying Certificates is reduced below the aggregate Scheduled Principal Balance of the Mortgage Loans. Excess Interest available for distribution to Certificateholders will be reduced or eliminated to the extent the Reserve Fund is reduced to below the Liquidity Amount or reimbursements to the Reserve Fund are required in connection with previous Basic Risk Reserve Fund Draw Amounts.

     The yield tables set forth on pages 47 through 86 are designed to illustrate the impact of losses and delinquencies on the Mortgage Loans and changes in Excess Interest (resulting from changes in LIBOR) on the yields of the Class E-1 and Class E-2 Certificates. In preparing the tables, the Mortgage Loan annual default rates (converted to monthly rates) are applied to the principal balance of the Mortgage Loans for each month from 13 months after September 1, 1996 until 72 months after September 1, 1996. It is assumed that upon default, 50% of the current principal balance of the Mortgage Loans is immediately recovered from liquidation and no further proceeds are recovered relative to that month's loan defaults. The yield tables have otherwise been prepared using the "Mortgage Loan Assumptions" set forth on pages 33 through 35 of this Prospectus, except it was assumed that non-defaulted loans prepay according to the CPRs set forth in the tables. It was assumed that (i) all required payments are made during the applicable Due Period, except those due on Mortgage Loans which are to be liquidated, (ii) for loans which are to be liquidated, no payment is received prior to liquidation, other than Reserve Fund withdrawals, (iii) liquidation occurs in the month the Mortgage Loan defaults,
(iv) upon liquidation 50% of the principal balance of the Mortgage Loan is recovered, (v) a draw is made on the Reserve Fund in the month each Mortgage Loan is defaulted equal to the difference between the current Mortgage Loan principal balance and the amount recovered from liquidation, (vi) none of the Mortgage Loans are Simple Interest Loans, and all Mortgage Loans require monthly payments, and payment of interest in arrears, (vii) there are no Debt Service Reductions or Deficiency Valuations, (viii) defaults are spread pro rata among all Mortgage Loan Groups and, within each Mortgage Loan Group, among Mortgage
Loans having interest rates and interest rate adjustment terms that are representative of the Mortgage Loan Group as a whole and (ix) LIBOR equals 5.4% and remains at that rate or adjusts on the Class A-1 and Class A-3 Underlying Certificates (but does not adjust on the Mortgage Loans) as set forth in the tables. Thus, Mortgage Loans are assumed to incur no delinquency period prior to liquidation, and hence, no Reserve Fund draws are made for delinquent Monthly Payments on Mortgage Loans.




     A "deficient  valuation" with respect to any mortgage loan is the excess of
(a) (i) the then outstanding principal balance of the mortgage loan, plus (ii) accrued and unpaid interest and expenses reimbursable under the terms of the related note to the date of the bankruptcy petition (collectively, the
"Outstanding Balance"), over (b) a valuation by a court of competent jurisdiction of the mortgaged property which reduces the principal balance receivable on such mortgage loan to an amount less than the Outstanding Balance of the mortgage loan, which valuation results from a proceeding initiated under the Federal Bankruptcy Code, as amended, ( the "Bankruptcy Code"). As used herein, "Deficient Valuation" means, with respect to any Mortgage Loan, the deficient valuation described in the preceding sentence, without giving effect to clause (a) (ii) thereof. If the terms of a court order in respect of any retroactive Deficient Valuation provide for a reduction in the indebtedness of a Mortgage Loan and the earlier maturity thereof, the term Deficient Valuation includes an additional amount equal to the excess, if any, of (a) the amount of principal that would have been due on such Mortgage Loan for each month retroactively affected (i.e., each month occurring after the effective date of such Deficient Valuation but before the distribution of amounts in respect of such Deficient Valuation to Certificateholders pursuant to the Agreement), based on the original payment terms and amortization schedule of such Mortgage Loan over (b) the amount of principal due on such Mortgage Loan for each such retroactive month (assuming the effect of such retroactive application according to such Mortgage Loan's revised amortization schedule). A "Debt Service Reduction," with respect to any Mortgage Loan, is a reduction in the scheduled monthly payment, as described in the Agreement, for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

     A "Simple Interest Loan" is a Mortgage Loan as to which the Monthly Payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such Monthly Payment is received and the balance thereof is applied to principal.


     The rate of distributions in reduction of Certificate Principal Amount on the Class E-1 and Class E-2 Certificates will be directly related to the actual amortization schedule of the Mortgage Loans, the rate of deposits in and withdrawals from the Reserve Fund and the rate and timing of receipt of Excess Interest on the Mortgage Loans; accordingly, the interest distributions and distributions in reduction of Certificate Principal Amount received on the Class E-1 and Class E-2 Certificates may result in yields and maturities which differ from those reflected below. The Mortgage Loans will not have the exact characteristics assumed, and it is unlikely that they will prepay at any of the rates specified or that each Index will stay constant at any assumed rate or that losses and delinquencies will occur at constant rates or that liquidation will occur in the month the Mortgage Loan defaults. The assumed percentages of liquidations and loss severities on the Mortgage Loans shown in the tables below are for illustrative purposes only and the Depositor makes no representations with respect to the reasonableness of such assumptions or that the actual liquidation and loss severity experience of the Mortgage Loans will in any way correspond to any of the assumptions made herein. Consequently, there can be no assurance that the pre-tax yield to an investor in the Class E-1 or Class E-2 Certificates will correspond to any of the pre-tax yields shown below.


     Because the foregoing assumptions include the assumption that each defaulted Mortgage Loan is liquidated as soon as it becomes delinquent (other than Mortgage Loans delinquent 30 days or more as of September 1, 1996, which are treated as set forth in the Mortgage Loan Assumptions), they do not take into account losses attributable to accrued interest during the period from the date a Mortgage Loan becomes delinquent to the date of final liquidation. Draws on the Reserve Fund resulting from such accrual of interest are reduced by the requirement that a draw be made on the Reserve Fund, to the extent funds are available therefor, for distribution of principal on the Certificates at the time of foreclosure for the difference between the actual principal balance of the Mortgage Loan and the appraised value of the underlying Mortgaged Property. Nevertheless, due to the additional losses incurred as a result of such accrual of interest, the 50% loss rate assumption applied in the tables corresponds to a significantly lower rate of loss of principal as a percentage of the principal balance of the Mortgage Loan. Similarly, draws on the Reserve Fund will tend to occur primarily at the time of foreclosure on or final liquidation of a Mortgaged Property, and from time to time for accrued interest on the Scheduled Principal Balance of such Mortgage Loan, rather than entirely at the time the Mortgage Loan becomes delinquent. Accordingly, the assumptions will produce results which are more likely to correspond to a scenario in which Mortgage Loans default at earlier dates and are subject to foreclosure at or about the dates assumed for default and liquidation in the tables.

     The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class E-1 and Class E-2 Certificates, would cause the discounted present value of such assumed stream of cash flows as of October 30, 1996 to equal the assumed purchase prices (including accrued interest at the Certificate Interest Rate up to, but not including, October 30, 1996) and converting such monthly rates to corporate bond equivalent rates. In each case, the assumed purchase price does not include accrued interest; an investor in a Class of Certificates would be required to add accrued interest to the applicable purchase price. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Principal Amount on the Class E-1 and Class E-2 Certificates and consequently does not purport to reflect the return on any investment in Class E-1 and Class E-2 Certificates when such reinvestment rates are considered. Where the Certificate Principal Amounts are not projected to be repaid to zero, no weighted average life is stated and the principal balance remaining unpaid after the assets of the Underlying Trust Fund are exhausted is indicated rather than a maturity date.


     The following tables assume constant rates of prepayments and defaults. Variable rates of default which create the same overall prepayment or default rate for a given period of time may not generate the same result as constant prepayment and default rates.

                                     Table 1

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-1
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
            8.11     5.37    4.41    3.83    3.62  Weighted Average Life (years)
           11/96    11/96   11/96   11/96   11/96  First Principal Payment Date
           12/07    12/03   03/02   04/01   12/00  Last Principal Payment Date

97-16/32...8.492    8.612   8.692   8.761   8.792  Yield to Maturity (%)
            5.44     4.09    3.51    3.13    2.98  Duration
98.........8.399    8.488   8.548   8.599   8.622  Yield to Maturity (%)
            5.45     4.10    3.52    3.14    2.99  Duration
98-16/32...8.306    8.365   8.404   8.438   8.453  Yield to Maturity (%)
            5.47     4.11    3.53    3.14    2.99  Duration
99.........8.214    8.243   8.262   8.278   8.285  Yield to Maturity (%)
            5.48     4.12    3.53    3.15    3.00  Duration
99-16/32...8.123    8.121   8.120   8.119   8.118  Yield to Maturity (%)
            5.50     4.12    3.54    3.15    3.00  Duration
100........8.033    8.001   7.979   7.961   7.953  Yield to Maturity (%)
            5.51     4.13    3.54    3.16    3.01  Duration
100-16/32..7.943    7.881   7.840   7.804   7.788  Yield to Maturity (%)
            5.53     4.14    3.55    3.16    3.01  Duration
101........7.854    7.762   7.701   7.649   7.625  Yield to Maturity (%)
            5.54     4.15    3.56    3.17    3.02  Duration
101-16/32..7.765    7.644   7.563   7.494   7.462  Yield to Maturity (%)
            5.55     4.16    3.56    3.17    3.02  Duration
102........7.678    7.526   7.426   7.340   7.301  Yield to Maturity (%)
            5.57     4.16    3.57    3.18    3.03  Duration
102-16/32..7.590    7.410   7.290   7.187   7.140  Yield to Maturity (%)
            5.58     4.17    3.57    3.18    3.03  Duration
103........7.504    7.294   7.155   7.036   6.981  Yield to Maturity (%)
            5.59     4.18    3.58    3.19    3.04  Duration
103-16/32..7.418    7.179   7.021   6.885   6.823  Yield to Maturity (%)
            5.61     4.19    3.59    3.19    3.04  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-1
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.51    3.95    3.61    3.35    3.19  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            04/02   07/01   12/00   08/00   06/00  Last Principal Payment Date

97-16/32... 8.683   8.745   8.793   8.838   8.868  Yield to Maturity (%)
             3.57    3.21    2.98    2.79    2.68  Duration
98......... 8.541   8.587   8.623   8.656   8.678  Yield to Maturity (%)
             3.58    3.22    2.98    2.80    2.68  Duration
98-16/32... 8.400   8.430   8.454   8.475   8.490  Yield to Maturity (%)
             3.58    3.22    2.99    2.80    2.69  Duration
99......... 8.259   8.274   8.285   8.296   8.303  Yield to Maturity (%)
             3.59    3.23    2.99    2.81    2.69  Duration
99-16/32... 8.120   8.119   8.118   8.118   8.117  Yield to Maturity (%)
             3.59    3.23    3.00    2.81    2.70  Duration
100........ 7.982   7.965   7.952   7.940   7.932  Yield to Maturity (%)
             3.60    3.24    3.00    2.81    2.70  Duration
100-16/32.. 7.844   7.812   7.787   7.764   7.749  Yield to Maturity (%)
             3.61    3.24    3.01    2.82    2.70  Duration
101........ 7.708   7.660   7.623   7.590   7.567  Yield to Maturity (%)
             3.61    3.25    3.01    2.82    2.71  Duration
101-16/32.. 7.572   7.509   7.461   7.416   7.386  Yield to Maturity (%)
             3.62    3.25    3.02    2.83    2.71  Duration
102........ 7.437   7.359   7.299   7.244   7.206  Yield to Maturity (%)
             3.63    3.26    3.02    2.83    2.72  Duration
102-16/32.. 7.303   7.210   7.138   7.072   7.027  Yield to Maturity (%)
             3.63    3.26    3.03    2.84    2.72  Duration
103........ 7.170   7.062   6.979   6.902   6.849  Yield to Maturity (%)
             3.64    3.27    3.03    2.84    2.72  Duration
103-16/32.. 7.038   6.915   6.820   6.732   6.673  Yield to Maturity (%)
             3.64    3.27    3.04    2.85    2.73  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-1
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%    18%
---------     --     --      ---     ---    ---
            3.61     3.38    3.16    2.95   2.85  Weighted Average Life (years)
           11/96    11/96   11/96   11/96  11/96  First Principal Payment Date
           01/01    09/00   06/00   02/00  01/00  Last Principal Payment Date

97-16/32...8.794    8.832   8.874   8.919  8.945  Yield to Maturity (%)
            2.97     2.82    2.65    2.51   2.43  Duration
98.........8.624    8.651   8.683   8.716  8.736  Yield to Maturity (%)
            2.98     2.82    2.66    2.51   2.43  Duration
98-16/32...8.454    8.472   8.493   8.515  8.528  Yield to Maturity (%)
            2.98     2.82    2.66    2.51   2.43  Duration
99.........8.286    8.294   8.304   8.315  8.321  Yield to Maturity (%)
            2.99     2.83    2.67    2.52   2.44  Duration
99-16/32...8.118    8.118   8.117   8.116  8.116  Yield to Maturity (%)
            2.99     2.83    2.67    2.52   2.44  Duration
100........7.952    7.942   7.931   7.919  7.912  Yield to Maturity (%)
            3.00     2.84    2.68    2.53   2.44  Duration
100-16/32..7.787    7.768   7.746   7.723  7.709  Yield to Maturity (%)
            3.00     2.84    2.68    2.53   2.45  Duration
101........7.623    7.594   7.562   7.528  7.508  Yield to Maturity (%)
            3.01     2.85    2.68    2.53   2.45  Duration
101-16/32..7.460    7.422   7.379   7.334  7.308  Yield to Maturity (%)
            3.01     2.85    2.69    2.54   2.46  Duration
102........7.298    7.251   7.198   7.142  7.110  Yield to Maturity (%)
            3.02     2.86    2.69    2.54   2.46  Duration
102-16/32..7.137    7.081   7.017   6.951  6.912  Yield to Maturity (%)
            3.02     2.86    2.70    2.55   2.46  Duration
103........6.978    6.912   6.838   6.761  6.716  Yield to Maturity (%)
            3.03     2.87    2.70    2.55   2.47  Duration
103-16/32..6.819    6.744   6.660   6.573  6.521  Yield to Maturity (%)
            3.03     2.87    2.71    2.55   2.47  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-1
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.13    2.96    2.80    2.64    2.54  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11.96  First Principal Payment Date
            05/00   02/00   12/99   10/99   09/99  Last Principal Payment Date

97-16/32... 8.882   8.919   8.956   9.000   9.031  Yield to Maturity (%)
             2.63    2.50    2.39    2.27    2.19  Duration
98......... 8.688   8.716   8.744   8.776   8.799  Yield to Maturity (%)
             2.63    2.51    2.40    2.28    2.20  Duration
98-16/32... 8.497   8.515   8.533   8.554   8.569  Yield to Maturity (%)
             2.64    2.51    2.40    2.28    2.20  Duration
99......... 8.306   8.315   8.324   8.334   8.341  Yield to Maturity (%)
             2.64    2.52    2.40    2.28    2.20  Duration
99-16/32... 8.117   8.116   8.116   8.115   8.114  Yield to Maturity (%)
             2.65    2.52    2.41    2.29    2.21  Duration
100........ 7.929   7.919   7.909   7.897   7.889  Yield to Maturity (%)
             2.65    2.53    2.41    2.29    2.21  Duration
100-16/32.. 7.742   7.723   7.704   7.681   7.665  Yield to Maturity (%)
             2.66    2.53    2.42    2.29    2.22  Duration
101........ 7.556   7.528   7.500   7.466   7.443  Yield to Maturity (%)
             2.66    2.53    2.42    2.30    2.22  Duration
101-16/32.. 7.372   7.334   7.297   7.253   7.222  Yield to Maturity (%)
             2.66    2.54    2.42    2.30    2.22  Duration
102........ 7.189   7.142   7.096   7.041   7.002  Yield to Maturity (%)
             2.67    2.54    2.43    2.31    2.23  Duration
102-16/32.. 7.007   6.951   6.895   6.830   6.784  Yield to Maturity (%)
             2.67    2.55    2.43    2.31    2.23  Duration
103........ 6.826   6.761   6.697   6.621   6.567  Yield to Maturity (%)
             2.68    2.55    2.43    2.31    2.23  Duration
103-16/32.. 6.646   6.573   6.499   6.413   6.352  Yield to Maturity (%)
             2.68    2.55    2.44    2.32    2.24  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 2

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             7.58    5.13    4.28    3.75    3.55  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/07   09/03   02/02   03/01   12/00  Last Principal Payment Date

97-16/32... 8.513   8.632   8.708   8.774   8.804  Yield to Maturity (%)
             5.14    3.93    3.42    3.07    2.93  Duration
98......... 8.414   8.503   8.559   8.608   8.631  Yield to Maturity (%)
             5.16    3.94    3.42    3.07    2.93  Duration
98-16/32... 8.316   8.375   8.412   8.444   8.459  Yield to Maturity (%)
             5.17    3.95    3.43    3.08    2.94  Duration
99......... 8.219   8.247   8.265   8.281   8.288  Yield to Maturity (%)
             5.19    3.96    3.44    3.08    2.94  Duration
99-16/32... 8.123   8.121   8.120   8.119   8.118  Yield to Maturity (%)
             5.20    3.97    3.44    3.09    2.95  Duration
100........ 8.027   7.995   7.975   7.957   7.949  Yield to Maturity (%)
             5.22    3.97    3.45    3.09    2.95  Duration
100-16/32.. 7.932   7.871   7.832   7.797   7.782  Yield to Maturity (%)
             5.23    3.98    3.46    3.10    2.96  Duration
101........ 7.838   7.747   7.689   7.638   7.615  Yield to Maturity (%)
             5.24    3.99    3.46    3.10    2.96  Duration
101-16/32.. 7.745   7.624   7.547   7.481   7.450  Yield to Maturity (%)
             5.26    4.00    3.47    3.11    2.97  Duration
102........ 7.652   7.502   7.407   7.324   7.286  Yield to Maturity (%)
             5.27    4.00    3.47    3.11    2.97  Duration
102-16/32.. 7.560   7.381   7.267   7.168   7.122  Yield to Maturity (%)
             5.29    4.01    3.48    3.12    2.98  Duration
103........ 7.469   7.260   7.128   7.013   6.690  Yield to Maturity (%)
             5.30    4.02    3.49    3.13    2.98  Duration
103-16/32.. 7.378   7.141   6.990   6.859   6.799  Yield to Maturity (%)
             5.31    4.03    3.49    3.13    2.99  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.35    3.84    3.53    3.28    3.13  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            04/02   06/01   12/00   08/00   06/00  Last Principal Payment Date

97-16/32... 8.702   8.762   8.808   8.851   8.881  Yield to Maturity (%)
             3.45    3.13    2.92    2.74    2.63  Duration
98......... 8.555   8.599   8.633   8.666   8.688  Yield to Maturity (%)
             3.46    3.13    2.92    2.75    2.64  Duration
98-16/32... 8.409   8.438   8.460   8.482   8.496  Yield to Maturity (%)
             3.47    3.14    2.93    2.75    2.64  Duration
99......... 8.264   8.278   8.289   8.299   8.306  Yield to Maturity (%)
             3.47    3.14    2.93    2.76    2.65  Duration
99-16/32... 8.120   8.119   8.118   8.117   8.117  Yield to Maturity (%)
             3.48    3.15    2.94    2.76    2.65  Duration
100........ 7.977   7.961   7.949   7.937   7.929  Yield to Maturity (%)
             3.49    3.15    2.94    2.76    2.65  Duration
100-16/32.. 7.835   7.804   7.780   7.758   7.743  Yield to Maturity (%)
             3.49    3.16    2.95    2.77    2.66  Duration
101........ 7.694   7.648   7.613   7.580   7.557  Yield to Maturity (%)
             3.50    3.17    2.95    2.77    2.66  Duration
101-16/32.. 7.553   7.493   7.447   7.403   7.373  Yield to Maturity (%)
             3.50    3.17    2.96    2.78    2.67  Duration
102........ 7.414   7.339   7.282   7.228   7.190  Yield to Maturity (%)
             3.51    3.18    2.96    2.78    2.67  Duration
102-16/32.. 7.276   7.186   7.118   7.053   7.008  Yield to Maturity (%)
             3.52    3.18    2.97    2.79    2.68  Duration
103........ 7.139   7.034   6.955   6.880   6.828  Yield to Maturity (%)
             3.52    3.19    2.97    2.79    2.68  Duration
103-16/32.. 7.002   6.884   6.793   6.707   6.649  Yield to Maturity (%)
             3.53    3.19    2.98    2.80    2.68  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.52    3.31    3.10    2.90    2.80  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/00   08/00   05/00   02/00   12/99  Last Principal Payment Date

97-16/32... 8.811   8.847   8.888   8.932   8.957  Yield to Maturity (%)
             2.90    2.75    2.61    2.46    2.39  Duration
98......... 8.636   8.663   8.694   8.726   8.745  Yield to Maturity (%)
             2.91    2.76    2.61    2.47    2.39  Duration
98-16/32... 8.462   8.480   8.500   8.521   8.534  Yield to Maturity (%)
             2.91    2.76    2.61    2.47    2.40  Duration
99......... 8.289   8.298   8.308   8.318   8.324  Yield to Maturity (%)
             2.92    2.77    2.62    2.48    2.40  Duration
99-16/32... 8.118   8.117   8.117   8.116   8.116  Yield to Maturity (%)
             2.92    2.77    2.62    2.48    2.40  Duration
100........ 7.948   7.938   7.927   7.915   7.909  Yield to Maturity (%)
             2.93    2.78    2.63    2.49    2.41  Duration
100-16/32.. 7.778   7.760   7.739   7.716   7.703  Yield to Maturity (%)
             2.93    2.78    2.63    2.49    2.41  Duration
101........ 7.610   7.583   7.551   7.518   7.499  Yield to Maturity (%)
             2.94    2.79    2.64    2.49    2.42  Duration
101-16/32.. 7.443   7.407   7.365   7.322   7.296  Yield to Maturity (%)
             2.94    2.79    2.64    2.50    2.42  Duration
102........ 7.278   7.232   7.181   7.126   7.094  Yield to Maturity (%)
             2.95    2.80    2.64    2.50    2.42  Duration
102-16/32.. 7.113   7.059   6.997   6.932   6.894  Yield to Maturity (%)
             2.95    2.80    2.65    2.51    2.43  Duration
103........ 6.949   6.886   6.815   6.739   6.695  Yield to Maturity (%)
             2.96    2.81    2.65    2.51    2.43  Duration
103-16/32.. 6.787   6.715   6.633   6.548   6.497  Yield to Maturity (%)
             2.96    2.81    2.66    2.51    2.44  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.06    2.90    2.75    2.60    2.50  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            05/00   02/00   12/99   10/99   08/99  Last Principal Payment Date

97-16/32... 8.898   8.934   8.971   9.014   9.044  Yield to Maturity (%)
             2.57    2.46    2.35    2.24    2.16  Duration
98......... 8.701   8.728   8.755   8.787   8.809  Yield to Maturity (%)
             2.58    2.46    2.35    2.24    2.17  Duration
98-16/32... 8.505   8.522   8.540   8.561   8.576  Yield to Maturity (%)
             2.58    2.47    2.36    2.24    2.17  Duration
99......... 8.310   8.318   8.327   8.337   8.344  Yield to Maturity (%)
             2.59    2.47    2.36    2.25    2.17  Duration
99-16/32... 8.117   8.116   8.115   8.115   8.114  Yield to Maturity (%)
             2.59    2.47    2.37    2.25    2.18  Duration
100........ 7.924   7.915   7.905   7.894   7.885  Yield to Maturity (%)
             2.60    2.48    2.37    2.26    2.18  Duration
100-16/32.. 7.734   7.715   7.696   7.674   7.658  Yield to Maturity (%)
             2.60    2.48    2.37    2.26    2.18  Duration
101........ 7.544   7.516   7.489   7.456   7.433  Yield to Maturity (%)
             2.60    2.49    2.38    2.26    2.19  Duration
101-16/32.. 7.356   7.319   7.283   7.239   7.208  Yield to Maturity (%)
             2.61    2.49    2.38    2.27    2.19  Duration
102........ 7.169   7.123   7.078   7.024   6.986  Yield to Maturity (%)
             2.61    2.49    2.39    2.27    2.19  Duration
102-16/32.. 6.983   6.929   6.874   6.810   6.765  Yield to Maturity (%)
             2.62    2.50    2.39    2.27    2.20  Duration
103........ 6.798   6.735   6.672   6.598   6.545  Yield to Maturity (%)
             2.62    2.50    2.39    2.28    2.20  Duration
103-16/32.. 6.615   6.543   6.472   6.387   6.326  Yield to Maturity (%)
             2.63    2.51    2.40    2.28    2.21  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 3

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             8.68    5.62    4.55    3.92    3.69  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            05/08   02/04   04/02   05/01   12/00  Last Principal Payment Date

97-16/32... 8.473   8.594   8.677   8.748   8.780  Yield to Maturity (%)
             5.75    4.26    3.61    3.20    3.04  Duration
98......... 8.384   8.474   8.536   8.589   8.613  Yield to Maturity (%)
             5.76    4.27    3.62    3.20    3.04  Duration
98-16/32... 8.297   8.356   8.397   8.431   8.447  Yield to Maturity (%)
             5.78    4.27    3.62    3.21    3.05  Duration
99......... 8.210   8.238   8.258   8.275   8.282  Yield to Maturity (%)
             5.79    4.28    3.63    3.21    3.05  Duration
99-16/32... 8.124   8.122   8.120   8.119   8.118  Yield to Maturity (%)
             5.81    4.29    3.64    3.22    3.06  Duration
100........ 8.038   8.006   7.983   7.964   7.956  Yield to Maturity (%)
             5.82    4.30    3.64    3.22    3.06  Duration
100-16/32.. 7.953   7.890   7.847   7.811   7.794  Yield to Maturity (%)
             5.83    4.30    3.65    3.23    3.07  Duration
101........ 7.868   7.776   7.712   7.658   7.633  Yield to Maturity (%)
             5.85    4.31    3.65    3.23    3.07  Duration
101-16/32.. 7.785   7.662   7.578   7.507   7.474  Yield to Maturity (%)
             5.86    4.32    3.66    3.24    3.08  Duration
102........ 7.701   7.549   7.445   7.356   7.315  Yield to Maturity (%)
             5.87    4.33    3.67    3.24    3.08  Duration
102-16/32.. 7.619   7.437   7.312   7.206   7.157  Yield to Maturity (%)
             5.89    4.33    3.67    3.25    3.08  Duration
103........ 7.537   7.325   7.181   7.058   7.001  Yield to Maturity (%)
             5.90    4.34    3.68    3.25    3.09  Duration
103-16/32.. 7.455   7.215   7.050   6.910   6.845  Yield to Maturity (%)
             5.91    4.35    3.68    3.26    3.09  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                        20% Annual Default Rate
                        -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.67    4.06    3.69    3.41    3.24  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            05/02   07/01   01/01   08/00   06/00  Last Principal Payment Date

97-16/32... 8.665   8.730   8.780   8.825   8.856  Yield to Maturity (%)
             3.69    3.29    3.04    2.84    2.72  Duration
98......... 8.528   8.576   8.613   8.647   8.669  Yield to Maturity (%)
             3.70    3.30    3.05    2.85    2.73  Duration
98-16/32... 8.391   8.422   8.447   8.469   8.484  Yield to Maturity (%)
             3.70    3.31    3.05    2.85    2.73  Duration
99......... 8.255   8.270   8.282   8.293   8.300  Yield to Maturity (%)
             3.71    3.31    3.06    2.86    2.74  Duration
99-16/32... 8.120   8.119   8.118   8.118   8.117  Yield to Maturity (%)
             3.71    3.32    3.06    2.86    2.74  Duration
100........ 7.986   7.969   7.956   7.944   7.936  Yield to Maturity (%)
             3.72    3.32    3.07    2.86    2.74  Duration
100-16/32.. 7.853   7.820   7.794   7.771   7.755  Yield to Maturity (%)
             3.73    3.33    3.07    2.87    2.75  Duration
101........ 7.721   7.672   7.634   7.599   7.576  Yield to Maturity (%)
             3.73    3.33    3.07    2.87    2.75  Duration
101-16/32.. 7.590   7.525   7.474   7.428   7.398  Yield to Maturity (%)
             3.74    3.34    3.08    2.88    2.76  Duration
102........ 7.459   7.379   7.316   7.259   7.221  Yield to Maturity (%)
             3.74    3.34    3.08    2.88    2.76  Duration
102-16/32.. 7.329   7.233   7.158   7.090   7.045  Yield to Maturity (%)
             3.75    3.35    3.09    2.89    2.76  Duration
103........ 7.201   7.089   7.002   6.923   6.870  Yield to Maturity (%)
             3.76    3.35    3.09    2.89    2.77  Duration
103-16/32.. 7.073   6.945   6.847   6.757   6.696  Yield to Maturity (%)
             3.76    3.36    3.10    2.89    2.77  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.71    3.46    3.22    3.00    2.89  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/01   09/00   06/00   02/00   01/00  Last Principal Payment Date

97-16/32... 8.778   8.817   8.860   8.906   8.933  Yield to Maturity (%)
             3.05    2.88    2.71    2.55    2.46  Duration
98......... 8.611   8.640   8.673   8.707   8.726  Yield to Maturity (%)
             3.06    2.88    2.71    2.55    2.47  Duration
98-16/32... 8.446   8.465   8.486   8.509   8.522  Yield to Maturity (%)
             3.06    2.89    2.71    2.55    2.47  Duration
99......... 8.282   8.291   8.301   8.312   8.318  Yield to Maturity (%)
             3.07    2.89    2.72    2.56    2.47  Duration
99-16/32... 8.119   8.118   8.117   8.116   8.116  Yield to Maturity (%)
             3.07    2.89    2.72    2.56    2.48  Duration
100........ 7.956   7.946   7.934   7.922   7.915  Yield to Maturity (%)
             3.07    2.90    2.73    2.57    2.48  Duration
100-16/32.. 7.795   7.775   7.753   7.729   7.716  Yield to Maturity (%)
             3.08    2.90    2.73    2.57    2.49  Duration
101........ 7.635   7.605   7.572   7.537   7.517  Yield to Maturity (%)
             3.08    2.91    2.74    2.57    2.49  Duration
101-16/32.. 7.476   7.437   7.393   7.347   7.320  Yield to Maturity (%)
             3.09    2.91    2.74    2.58    2.49  Duration
102........ 7.318   7.269   7.215   7.158   7.125  Yield to Maturity (%)
             3.09    2.92    2.74    2.58    2.50  Duration
102-16/32.. 7.161   7.103   7.038   6.970   6.930  Yield to Maturity (%)
             3.10    2.92    2.75    2.59    2.50  Duration
103........ 7.005   6.937   6.862   6.783   6.737  Yield to Maturity (%)
             3.10    2.93    2.75    2.59    2.50  Duration
103-16/32.. 6.850   6.773   6.687   6.597   6.545  Yield to Maturity (%)
             3.11    2.93    2.76    2.59    2.51  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%    15%     18%
---------     --     --      ---    ---     ---
             3.20    3.01    2.85   2.69    2.58  Weighted Average Life (years)
            11/96   11/96   11/96  11/96   11/96  First Principal Payment Date
            05/00   03/00   12/99  10/99   09/99  Last Principal Payment Date

97-16/32... 8.866   8.904   8.942  8.987   9.018  Yield to Maturity (%)
             2.69    2.55    2.43   2.31    2.23  Duration
98......... 8.677   8.705   8.734  8.767   8.790  Yield to Maturity (%)
             2.69    2.56    2.44   2.31    2.23  Duration
98-16/32... 8.489   8.508   8.526  8.548   8.563  Yield to Maturity (%)
             2.69    2.56    2.44   2.31    2.23  Duration
99......... 8.302   8.311   8.320  8.331   8.338  Yield to Maturity (%)
             2.70    2.56    2.44   2.32    2.24  Duration
99-16/32... 8.117   8.116   8.116  8.115   8.115  Yield to Maturity (%)
             2.70    2.57    2.45   2.32    2.24  Duration
100........ 7.933   7.923   7.913  7.901   7.892  Yield to Maturity (%)
             2.71    2.57    2.45   2.33    2.24  Duration
100-16/32.. 7.750   7.730   7.711  7.688   7.672  Yield to Maturity (%)
             2.71    2.58    2.46   2.33    2.25  Duration
101........ 7.568   7.539   7.510  7.476   7.453  Yield to Maturity (%)
             2.72    2.58    2.46   2.33    2.25  Duration
101-16/32.. 7.388   7.349   7.311  7.266   7.235  Yield to Maturity (%)
             2.72    2.58    2.46   2.34    2.25  Duration
102........ 7.208   7.160   7.113  7.057   7.018  Yield to Maturity (%)
             2.72    2.59    2.47   2.34    2.26  Duration
102-16/32.. 7.030   6.972   6.916  6.850   6.803  Yield to Maturity (%)
             2.73    2.59    2.47   2.34    2.26  Duration
103........ 6.853   6.786   6.720  6.643   6.590  Yield to Maturity (%)
             2.73    2.60    2.47   2.35    2.26  Duration
103-16/32.. 6.677   6.600   6.526  6.438   6.377  Yield to Maturity (%)
             2.74    2.60    2.48   2.35    2.27  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 4

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)      0%    5%      10%     15%     18%
---------      --    --      ---     ---     ---
             9.27    5.88    4.68    4.01    3.76  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            08/08   05/04   04/02   05/01   01/01  Last Principal Payment Date

97-16/32... 8.455   8.575   8.662   8.735   8.769  Yield to Maturity (%)
             6.07    4.43    3.71    3.27    3.10  Duration
98......... 8.371   8.461   8.525   8.579   8.604  Yield to Maturity (%)
             6.09    4.44    3.72    3.27    3.10  Duration
98-16/32... 8.288   8.347   8.389   8.425   8.441  Yield to Maturity (%)
             6.10    4.45    3.72    3.28    3.10  Duration
99......... 8.206   8.234   8.255   8.272   8.280  Yield to Maturity (%)
             6.11    4.46    3.73    3.28    3.11  Duration
99-16/32... 8.124   8.122   8.120   8.119   8.119  Yield to Maturity (%)
             6.13    4.46    3.74    3.29    3.11  Duration
100........ 8.043   8.010   7.987   7.968   7.959  Yield to Maturity (%)
             6.14    4.47    3.74    3.29    3.12  Duration
100-16/32.. 7.962   7.900   7.855   7.817   7.800  Yield to Maturity (%)
             6.15    4.48    3.75    3.30    3.12  Duration
101........ 7.882   7.790   7.723   7.668   7.642  Yield to Maturity (%)
             6.17    4.49    3.75    3.30    3.13  Duration
101-16/32.. 7.803   7.680   7.593   7.519   7.485  Yield to Maturity (%)
             6.18    4.49    3.76    3.31    3.13  Duration
102........ 7.724   7.572   7.463   7.372   7.329  Yield to Maturity (%)
             6.19    4.50    3.76    3.31    3.14  Duration
102-16/32.. 7.645   7.464   7.334   7.225   7.175  Yield to Maturity (%)
             6.21    4.51    3.77    3.32    3.14  Duration
103........ 7.568   7.357   7.206   7.079   7.021  Yield to Maturity (%)
             6.22    4.51    3.78    3.32    3.14  Duration
103-16/32.. 7.490   7.250   7.078   6.935   6.868  Yield to Maturity (%)
             6.23    4.52    3.78    3.32    3.15  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.84    4.18    3.78    3.47    3.30  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/02   08/01   01/01   08/00   06/00  Last Principal Payment Date

97-16/32... 8.649   8.714   8.766   8.813   8.844  Yield to Maturity (%)
             3.81    3.38    3.11    2.89    2.77  Duration
98......... 8.515   8.564   8.603   8.638   8.661  Yield to Maturity (%)
             3.82    3.39    3.11    2.90    2.77  Duration
98-16/32... 8.383   8.415   8.440   8.463   8.478  Yield to Maturity (%)
             3.82    3.39    3.12    2.90    2.78  Duration
99......... 8.251   8.267   8.279   8.290   8.297  Yield to Maturity (%)
             3.83    3.40    3.12    2.91    2.78  Duration
99-16/32... 8.121   8.120   8.119   8.118   8.117  Yield to Maturity (%)
             3.83    3.40    3.13    2.91    2.78  Duration
100........ 7.991   7.973   7.959   7.947   7.939  Yield to Maturity (%)
             3.84    3.41    3.13    2.92    2.79  Duration
100-16/32.. 7.862   7.828   7.801   7.777   7.761  Yield to Maturity (%)
             3.84    3.41    3.13    2.92    2.79  Duration
101........ 7.734   7.684   7.644   7.608   7.585  Yield to Maturity (%)
             3.85    3.42    3.14    2.92    2.80  Duration
101-16/32.. 7.606   7.540   7.488   7.441   7.409  Yield to Maturity (%)
             3.86    3.42    3.14    2.93    2.80  Duration
102........ 7.480   7.398   7.333   7.274   7.235  Yield to Maturity (%)
             3.86    3.43    3.15    2.93    2.80  Duration
102-16/32.. 7.354   7.256   7.178   7.108   7.062  Yield to Maturity (%)
             3.87    3.43    3.15    2.94    2.81  Duration
103........ 7.229   7.115   7.025   6.944   6.890  Yield to Maturity (%)
             3.87    3.44    3.16    2.94    2.81  Duration
103-16/32.. 7.105   6.975   6.873   6.780   6.719  Yield to Maturity (%)
             3.88    3.44    3.16    2.94    2.82  Duration




----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
             3.81     3.54   3.29    3.06    2.94  Weighted Average Life (years)
            11/96    11/96  11/96   11/96   11/96  First Principal Payment Date
            01/01    09/00  06/00   03/00   01/00  Last Principal Payment Date

97-16/32... 8.762    8.803  8.847   8.894   8.921  Yield to Maturity (%)
             3.13     2.94   2.76    2.59    2.50  Duration
98......... 8.600    8.630  8.663   8.697   8.717  Yield to Maturity (%)
             3.13     2.94   2.76    2.59    2.50  Duration
98-16/32... 8.438    8.458  8.480   8.503   8.516  Yield to Maturity (%)
             3.14     2.95   2.77    2.60    2.51  Duration
99......... 8.278    8.288  8.298   8.309   8.315  Yield to Maturity (%)
             3.14     2.95   2.77    2.60    2.51  Duration
99-16/32... 8.119    8.118  8.117   8.117   8.116  Yield to Maturity (%)
             3.15     2.96   2.77    2.60    2.52  Duration
100........ 7.961    7.950  7.938   7.925   7.918  Yield to Maturity (%)
             3.15     2.96   2.78    2.61    2.52  Duration
100-16/32.. 7.803    7.782  7.760   7.736   7.722  Yield to Maturity (%)
             3.15     2.96   2.78    2.61    2.52  Duration
101........ 7.647    7.616  7.583   7.547   7.526  Yield to Maturity (%)
             3.16     2.97   2.79    2.62    2.53  Duration
101-16/32.. 7.492    7.451  7.407   7.359   7.332  Yield to Maturity (%)
             3.16     2.97   2.79    2.62    2.53  Duration
102........ 7.338    7.287  7.232   7.173   7.139  Yield to Maturity (%)
             3.17     2.98   2.79    2.62    2.53  Duration
102-16/32.. 7.184    7.124  7.058   6.988   6.948  Yield to Maturity (%)
             3.17     2.98   2.80    2.63    2.54  Duration
103........ 7.032    6.962  6.885   6.804   6.757  Yield to Maturity (%)
             3.18     2.99   2.80    2.63    2.54  Duration
103-16/32.. 6.881    6.800  6.713   6.621   6.568  Yield to Maturity (%)
             3.18     2.99   2.81    2.63    2.54  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.27    3.07    2.90    2.73    2.62  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/00   03/00   12/99   10/99   09/99  Last Principal Payment Date

97-16/32... 8.850   8.890   8.929   8.974   9.005  Yield to Maturity (%)
             2.74    2.60    2.47    2.34    2.26  Duration
98......... 8.665   8.695   8.724   8.757   8.780  Yield to Maturity (%)
             2.75    2.60    2.48    2.35    2.26  Duration
98-16/32... 8.481   8.501   8.520   8.542   8.557  Yield to Maturity (%)
             2.75    2.61    2.48    2.35    2.27  Duration
99......... 8.299   8.308   8.317   8.328   8.335  Yield to Maturity (%)
             2.76    2.61    2.49    2.35    2.27  Duration
99-16/32... 8.117   8.117   8.116   8.115   8.115  Yield to Maturity (%)
             2.76    2.62    2.49    2.36    2.27  Duration
100........ 7.937   7.926   7.916   7.904   7.896  Yield to Maturity (%)
             2.76    2.62    2.49    2.36    2.28  Duration
100-16/32.. 7.758   7.737   7.717   7.694   7.678  Yield to Maturity (%)
             2.77    2.62    2.50    2.36    2.28  Duration
101........ 7.580   7.550   7.520   7.486   7.462  Yield to Maturity (%)
             2.77    2.63    2.50    2.37    2.28  Duration
101-16/32.. 7.403   7.363   7.324   7.279   7.247  Yield to Maturity (%)
             2.78    2.63    2.50    2.37    2.29  Duration
102........ 7.227   7.178   7.129   7.073   7.034  Yield to Maturity (%)
             2.78    2.64    2.51    2.37    2.29  Duration
102-16/32.. 7.053   6.993   6.935   6.868   6.822  Yield to Maturity (%)
             2.78    2.64    2.51    2.38    2.29  Duration
103........ 6.879   6.810   6.743   6.665   6.611  Yield to Maturity (%)
             2.79    2.64    2.51    2.38    2.30  Duration
103-16/32.. 6.707   6.628   6.551   6.463   6.402  Yield to Maturity (%)
             2.79    2.65    2.52    2.38    2.30  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 5

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)      0%    5%      10%     15%      18%
---------      --    --      ---     ---      ---
             9.91    6.16    4.82    4.10    3.83  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/09   08/04   05/02   06/01   01/01  Last Principal Payment Date

97-16/32... 8.438   8.558   8.648   8.722   8.757  Yield to Maturity (%)
             6.41    4.62    3.82    3.34    3.15  Duration
98......... 8.358   8.448   8.515   8.570   8.596  Yield to Maturity (%)
             6.42    4.62    3.82    3.34    3.16  Duration
98-16/32... 8.280   8.339   8.383   8.419   8.436  Yield to Maturity (%)
             6.44    4.63    3.83    3.35    3.16  Duration
99......... 8.202   8.230   8.251   8.269   8.277  Yield to Maturity (%)
             6.45    4.64    3.83    3.35    3.16  Duration
99-16/32... 8.124   8.122   8.121   8.119   8.119  Yield to Maturity (%)
             6.46    4.65    3.84    3.36    3.17  Duration
100........ 8.047   8.015   7.991   7.971   7.962  Yield to Maturity (%)
             6.48    4.65    3.84    3.36    3.17  Duration
100-16/32.. 7.971   7.909   7.862   7.824   7.806  Yield to Maturity (%)
             6.49    4.66    3.85    3.37    3.18  Duration
101........ 7.895   7.803   7.734   7.677   7.651  Yield to Maturity (%)
             6.50    4.67    3.85    3.37    3.18  Duration
101-16/32.. 7.819   7.698   7.607   7.532   7.497  Yield to Maturity (%)
             6.51    4.68    3.86    3.37    3.19  Duration
102........ 7.745   7.594   7.480   7.387   7.343  Yield to Maturity (%)
             6.53    4.68    3.86    3.38    3.19  Duration
102-16/32.. 7.670   7.490   7.355   7.243   7.191  Yield to Maturity (%)
             6.54    4.69    3.87    3.38    3.19  Duration
103........ 7.596   7.387   7.230   7.101   7.040  Yield to Maturity (%)
             6.55    4.70    3.88    3.39    3.20  Duration
103-16/32.. 7.523   7.284   7.106   6.959   6.890  Yield to Maturity (%)
             6.57    4.70    3.88    3.39    3.20  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.01    4.30    3.86    3.54    3.36  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            07/02   09/01   01/01   09/00   06/00  Last Principal Payment Date

97-16/32... 8.632   8.699   8.753   8.801   8.833  Yield to Maturity (%)
             3.93    3.47    3.17    2.95    2.81  Duration
98......... 8.503   8.553   8.593   8.629   8.652  Yield to Maturity (%)
             3.94    3.48    3.18    2.95    2.82  Duration
98-16/32... 8.375   8.408   8.434   8.457   8.473  Yield to Maturity (%)
             3.95    3.48    3.18    2.95    2.82  Duration
99......... 8.248   8.263   8.276   8.287   8.295  Yield to Maturity (%)
             3.95    3.49    3.19    2.96    2.83  Duration
99-16/32... 8.121   8.120   8.119   8.118   8.118  Yield to Maturity (%)
             3.96    3.49    3.19    2.96    2.83  Duration
100........ 7.995   7.977   7.963   7.950   7.942  Yield to Maturity (%)
             3.96    3.50    3.19    2.97    2.83  Duration
100-16/32.. 7.870   7.836   7.808   7.783   7.767  Yield to Maturity (%)
             3.97    3.50    3.20    2.97    2.84  Duration
101........ 7.746   7.695   7.654   7.617   7.593  Yield to Maturity (%)
             3.97    3.51    3.20    2.97    2.84  Duration
101-16/32.. 7.623   7.555   7.501   7.452   7.421  Yield to Maturity (%)
             3.98    3.51    3.21    2.98    2.84  Duration
102........ 7.500   7.416   7.349   7.289   7.249  Yield to Maturity (%)
             3.98    3.51    3.21    2.98    2.85  Duration
102-16/32.. 7.378   7.278   7.197   7.126   7.079  Yield to Maturity (%)
             3.99    3.52    3.22    2.99    2.85  Duration
103........ 7.257   7.140   7.047   6.964   6.909  Yield to Maturity (%)
             4.00    3.52    3.22    2.99    2.86  Duration
103-16/32.. 7.137   7.004   6.898   6.803   6.741  Yield to Maturity (%)
             4.00    3.53    3.22    2.99    2.86  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)      0%    5%      10%     15%     18%
---------      --    --      ---     ---     ---
             3.90    3.61    3.35    3.11    2.98  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            02/01   09/00   06/00   03/00   01/00  Last Principal Payment Date

97-16/32... 8.747   8.789   8.834   8.881   8.909  Yield to Maturity (%)
             3.20    3.00    2.81    2.63    2.54  Duration
98......... 8.588   8.620   8.653   8.688   8.709  Yield to Maturity (%)
             3.21    3.00    2.81    2.64    2.54  Duration
98-16/32... 8.431   8.451   8.473   8.497   8.510  Yield to Maturity (%)
             3.21    3.01    2.82    2.64    2.55  Duration
99......... 8.275   8.284   8.295   8.306   8.313  Yield to Maturity (%)
             3.22    3.01    2.82    2.64    2.55  Duration
99-16/32... 8.119   8.118   8.118   8.117   8.116  Yield to Maturity (%)
             3.22    3.02    2.82    2.65    2.55  Duration
100........ 7.965   7.953   7.941   7.929   7.921  Yield to Maturity (%)
             3.23    3.02    2.83    2.65    2.56  Duration
100-16/32.. 7.811   7.789   7.766   7.742   7.728  Yield to Maturity (%)
             3.23    3.02    2.83    2.65    2.56  Duration
101........ 7.658   7.626   7.592   7.556   7.535  Yield to Maturity (%)
             3.23    3.03    2.84    2.66    2.56  Duration
101-16/32.. 7.507   7.465   7.419   7.372   7.344  Yield to Maturity (%)
             3.24    3.03    2.84    2.66    2.57  Duration
102........ 7.356   7.304   7.248   7.188   7.154  Yield to Maturity (%)
             3.24    3.04    2.84    2.66    2.57  Duration
102-16/32.. 7.206   7.144   7.077   7.006   6.965  Yield to Maturity (%)
             3.25    3.04    2.85    2.67    2.57  Duration
103........ 7.058   6.985   6.907   6.825   6.777  Yield to Maturity (%)
             3.25    3.04    2.85    2.67    2.58  Duration
103-16/32.. 6.910   6.827   6.739   6.645   6.590  Yield to Maturity (%)
             3.26    3.05    2.86    2.68    2.58  Duration



----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-1 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             3.34    3.13    2.95    2.77    2.66  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/00   03/00   01/00   10/99   09/99  Last Principal Payment Date

97-16/32... 8.835   8.876   8.916   8.961   8.993  Yield to Maturity (%)
             2.80    2.65    2.51    2.38    2.29  Duration
98......... 8.654   8.684   8.714   8.748   8.771  Yield to Maturity (%)
             2.81    2.65    2.52    2.38    2.29  Duration
98-16/32... 8.474   8.494   8.514   8.536   8.551  Yield to Maturity (%)
             2.81    2.66    2.52    2.39    2.30  Duration
99......... 8.295   8.305   8.314   8.325   8.332  Yield to Maturity (%)
             2.82    2.66    2.53    2.39    2.30  Duration
99-16/32... 8.118   8.117   8.116   8.115   8.115  Yield to Maturity (%)
             2.82    2.67    2.53    2.39    2.31  Duration
100........ 7.941   7.930   7.919   7.907   7.899  Yield to Maturity (%)
             2.82    2.67    2.53    2.40    2.31  Duration
100-16/32.. 7.766   7.745   7.724   7.701   7.684  Yield to Maturity (%)
             2.83    2.67    2.54    2.40    2.31  Duration
101........ 7.591   7.560   7.529   7.495   7.471  Yield to Maturity (%)
             2.83    2.68    2.54    2.40    2.32  Duration
101-16/32.. 7.418   7.377   7.336   7.291   7.260  Yield to Maturity (%)
             2.84    2.68    2.55    2.41    2.32  Duration
102........ 7.246   7.195   7.144   7.088   7.049  Yield to Maturity (%)
             2.84    2.68    2.55    2.41    2.32  Duration
102-16/32.. 7.075   7.014   6.954   6.887   6.840  Yield to Maturity (%)
             2.84    2.69    2.55    2.41    2.32  Duration
103........ 6.905   6.834   6.764   6.686   6.632  Yield to Maturity (%)
             2.85    2.69    2.55    2.42    2.33  Duration
103-16/32.. 6.736   6.655   6.576   6.487   6.425  Yield to Maturity (%)
             2.85    2.69    2.56    2.42    2.33  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 6

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-1 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---

             7.82    5.93    5.35    4.80    4.44  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            03/08   03/04   03/03   07/02   01/02  Last Principal Payment Date

97-16/32... 8.504   8.578   8.613   8.655   8.688  Yield to Maturity (%)
             5.27    4.40    4.09    3.76    3.54  Duration
98......... 8.408   8.463   8.489   8.520   8.545  Yield to Maturity (%)
             5.29    4.41    4.10    3.77    3.54  Duration
98-16/32... 8.312   8.348   8.365   8.386   8.402  Yield to Maturity (%)
             5.30    4.42    4.10    3.78    3.55  Duration
99......... 8.217   8.235   8.243   8.253   8.261  Yield to Maturity (%)
             5.31    4.43    4.11    3.78    3.56  Duration
99-16/32... 8.123   8.122   8.121   8.121   8.120  Yield to Maturity (%)
             5.33    4.44    4.12    3.79    3.56  Duration
100........ 8.030   8.010   8.000   7.989   7.980  Yield to Maturity (%)
             5.34    4.45    4.13    3.80    3.57  Duration
100-16/32.. 7.937   7.898   7.881   7.859   7.841  Yield to Maturity (%)
             5.36    4.46    4.13    3.80    3.57  Duration
101........ 7.845   7.788   7.761   7.729   7.704  Yield to Maturity (%)
             5.37    4.47    4.14    3.81    3.58  Duration
101-16/32.. 7.754   7.678   7.643   7.601   7.567  Yield to Maturity (%)
             5.38    4.48    4.15    3.82    3.58  Duration
102........ 7.663   7.569   7.525   7.473   7.430  Yield to Maturity (%)
             5.40    4.48    4.16    3.82    3.59  Duration
102-16/32.. 7.573   7.461   7.409   7.346   7.295  Yield to Maturity (%)
             5.41    4.49    4.16    3.83    3.60  Duration
103........ 7.484   7.353   7.293   7.220   7.161  Yield to Maturity (%)
             5.43    4.50    4.17    3.84    3.60  Duration
103-16/32.. 7.396   7.247   7.177   7.094   7.027  Yield to Maturity (%)
             5.44    4.51    4.18    3.84    3.61  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-1 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.48    4.89    4.38    3.94    3.70  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            07/03   08/02   12/01   05/01   02/01  Last Principal Payment Date

97-16/32... 8.606   8.648   8.695   8.746   8.779  Yield to Maturity (%)
             4.14    3.81    3.50    3.21    3.04  Duration
98......... 8.484   8.515   8.550   8.588   8.612  Yield to Maturity (%)
             4.15    3.82    3.50    3.21    3.05  Duration
98-16/32... 8.362   8.383   8.406   8.430   8.447  Yield to Maturity (%)
             4.16    3.82    3.51    3.22    3.05  Duration
99......... 8.241   8.251   8.262   8.274   8.282  Yield to Maturity (%)
             4.17    3.83    3.51    3.22    3.06  Duration
99-16/32... 8.121   8.121   8.120   8.119   8.118  Yield to Maturity (%)
             4.18    3.84    3.52    3.23    3.06  Duration
100........ 8.002   7.991   7.979   7.965   7.956  Yield to Maturity (%)
             4.19    3.84    3.53    3.23    3.07  Duration
100-16/32.. 7.884   7.862   7.838   7.812   7.795  Yield to Maturity (%)
             4.19    3.85    3.53    3.24    3.07  Duration
101........ 7.767   7.734   7.699   7.660   7.634  Yield to Maturity (%)
             4.20    3.86    3.54    3.24    3.08  Duration
101-16/32.. 7.650   7.607   7.560   7.509   7.475  Yield to Maturity (%)
             4.21    3.87    3.54    3.25    3.08  Duration
102........ 7.534   7.481   7.422   7.358   7.317  Yield to Maturity (%)
             4.22    3.87    3.55    3.25    3.09  Duration
102-16/32.. 7.419   7.356   7.285   7.209   7.159  Yield to Maturity (%)
             4.23    3.88    3.55    3.26    3.09  Duration
103........ 7.305   7.231   7.149   7.061   7.003  Yield to Maturity (%)
             4.23    3.89    3.56    3.26    3.10  Duration
103-16/32.. 7.191   7.107   7.014   6.914   6.848  Yield to Maturity (%)
             4.24    3.89    3.57    3.27    3.10  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-1 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.76    3.97    3.63    3.32    3.14  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            09/02   06/01   01/01   08/00   05/00  Last Principal Payment Date

97-16/32... 8.654   8.744   8.791   8.842   8.877  Yield to Maturity (%)
             3.77    3.22    2.99    2.77    2.65  Duration
98......... 8.519   8.586   8.621   8.659   8.685  Yield to Maturity (%)
             3.77    3.22    2.99    2.78    2.65  Duration
98-16/32... 8.386   8.429   8.452   8.477   8.494  Yield to Maturity (%)
             3.78    3.23    3.00    2.78    2.65  Duration
99......... 8.253   8.274   8.285   8.297   8.305  Yield to Maturity (%)
             3.79    3.23    3.00    2.79    2.66  Duration
99-16/32... 8.121   8.119   8.118   8.117   8.117  Yield to Maturity (%)
             3.79    3.24    3.01    2.79    2.66  Duration
100........ 7.989   7.965   7.953   7.939   7.930  Yield to Maturity (%)
             3.80    3.25    3.01    2.80    2.67  Duration
100-16/32.. 7.859   7.813   7.789   7.762   7.744  Yield to Maturity (%)
             3.81    3.25    3.02    2.80    2.67  Duration
101........ 7.730   7.661   7.625   7.586   7.560  Yield to Maturity (%)
             3.81    3.26    3.02    2.81    2.68  Duration
101-16/32.. 7.601   7.511   7.463   7.411   7.377  Yield to Maturity (%)
             3.82    3.26    3.03    2.81    2.68  Duration
102........ 7.474   7.361   7.302   7.238   7.195  Yield to Maturity (%)
             3.83    3.27    3.03    2.81    2.68  Duration
102-16/32.. 7.347   7.213   7.142   7.065   7.014  Yield to Maturity (%)
             3.83    3.27    3.04    2.82    2.69  Duration
103........ 7.221   7.065   6.983   6.894   6.834  Yield to Maturity (%)
             3.84    3.28    3.04    2.82    2.69  Duration
103-16/32.. 7.095   6.918   6.825   6.723   6.655  Yield to Maturity (%)
             3.85    3.28    3.05    2.83    2.70  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-1 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.26    3.31    3.06    2.84    2.71  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            03/02   08/00   04/00   01/00   11/99  Last Principal Payment Date

97-16/32... 8.700   8.844   8.895   8.947   8.980  Yield to Maturity (%)
             3.47    2.77    2.58    2.42    2.32  Duration
98......... 8.553   8.661   8.699   8.737   8.762  Yield to Maturity (%)
             3.47    2.77    2.59    2.42    2.33  Duration
98-16/32... 8.408   8.478   8.503   8.529   8.545  Yield to Maturity (%)
             3.48    2.77    2.59    2.43    2.33  Duration
99......... 8.263   8.297   8.309   8.321   8.329  Yield to Maturity (%)
             3.48    2.78    2.59    2.43    2.34  Duration
99-16/32... 8.120   8.117   8.117   8.116   8.115  Yield to Maturity (%)
             3.49    2.78    2.60    2.43    2.34  Duration
100........ 7.977   7.939   7.925   7.911   7.902  Yield to Maturity (%)
             3.50    2.79    2.60    2.44    2.34  Duration
100-16/32.. 7.836   7.761   7.735   7.708   7.691  Yield to Maturity (%)
             3.50    2.79    2.61    2.44    2.35  Duration
101........ 7.695   7.585   7.546   7.507   7.481  Yield to Maturity (%)
             3.51    2.80    2.61    2.45    2.35  Duration
101-16/32.. 7.555   7.409   7.358   7.306   7.273  Yield to Maturity (%)
             3.51    2.80    2.62    2.45    2.36  Duration
102........ 7.416   7.235   7.172   7.107   7.066  Yield to Maturity (%)
             3.52    2.81    2.62    2.45    2.36  Duration
102-16/32.. 7.278   7.062   6.986   6.909   6.860  Yield to Maturity (%)
             3.52    2.81    2.62    2.46    2.36  Duration
103........ 7.141   6.890   6.802   6.713   6.655  Yield to Maturity (%)
             3.53    2.82    2.63    2.46    2.37  Duration
103-16/32.. 7.005   6.720   6.619   6.517   6.452  Yield to Maturity (%)
             3.54    2.82    2.63    2.47    2.37  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 7

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             7.13    5.67    5.18    4.67    4.34  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            09/07   02/04   02/03   06/02   12/01  Last Principal Payment Date

97-16/32... 8.532   8.597   8.628   8.668   8.701  Yield to Maturity (%)
             4.90    4.23    3.96    3.67    3.46  Duration
98......... 8.429   8.477   8.500   8.530   8.554  Yield to Maturity (%)
             4.91    4.23    3.97    3.68    3.46  Duration
98-16/32... 8.326   8.357   8.373   8.392   8.408  Yield to Maturity (%)
             4.92    4.24    3.98    3.68    3.47  Duration
99......... 8.224   8.239   8.246   8.256   8.264  Yield to Maturity (%)
             4.94    4.25    3.99    3.69    3.48  Duration
99-16/32... 8.123   8.122   8.121   8.120   8.120  Yield to Maturity (%)
             4.95    4.26    4.00    3.70    3.48  Duration
100........ 8.022   8.005   7.997   7.986   7.977  Yield to Maturity (%)
             4.97    4.27    4.00    3.70    3.49  Duration
100-16/32.. 7.923   7.889   7.873   7.852   7.835  Yield to Maturity (%)
             4.98    4.28    4.01    3.71    3.50  Duration
101........ 7.824   7.774   7.750   7.719   7.694  Yield to Maturity (%)
             4.99    4.29    4.02    3.72    3.50  Duration
101-16/32.. 7.726   7.660   7.628   7.587   7.554  Yield to Maturity (%)
             5.01    4.30    4.03    3.72    3.51  Duration
102........ 7.628   7.546   7.507   7.456   7.415  Yield to Maturity (%)
             5.02    4.31    4.03    3.73    3.51  Duration
102-16/32.. 7.532   7.434   7.387   7.326   7.277  Yield to Maturity (%)
             5.04    4.32    4.04    3.74    3.52  Duration
103........ 7.436   7.322   7.267   7.197   7.139  Yield to Maturity (%)
             5.05    4.33    4.05    3.74    3.52  Duration
103-16/32.. 7.340   7.211   7.148   7.068   7.003  Yield to Maturity (%)
             5.06    4.34    4.06    3.75    3.53  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.25    4.73    4.26    3.86    3.63  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            07/03   08/02   12/01   05/01   01/01  Last Principal Payment Date

97-16/32... 8.625   8.665   8.710   8.759   8.792  Yield to Maturity (%)
             3.98    3.69    3.41    3.14    2.98  Duration
98......... 8.498   8.527   8.561   8.597   8.622  Yield to Maturity (%)
             3.99    3.70    3.41    3.15    2.99  Duration
98-16/32... 8.371   8.391   8.413   8.437   8.453  Yield to Maturity (%)
             4.00    3.71    3.42    3.15    3.00  Duration
99......... 8.246   8.255   8.266   8.277   8.285  Yield to Maturity (%)
             4.01    3.71    3.43    3.16    3.00  Duration
99-16/32... 8.121   8.120   8.120   8.119   8.118  Yield to Maturity (%)
             4.02    3.72    3.43    3.16    3.01  Duration
100........ 7.997   7.987   7.975   7.961   7.953  Yield to Maturity (%)
             4.03    3.73    3.44    3.17    3.01  Duration
100-16/32.. 7.874   7.854   7.831   7.805   7.788  Yield to Maturity (%)
             4.03    3.74    3.44    3.17    3.02  Duration
101........ 7.752   7.722   7.688   7.650   7.625  Yield to Maturity (%)
             4.04    3.74    3.45    3.18    3.02  Duration
101-16/32.. 7.631   7.591   7.545   7.496   7.462  Yield to Maturity (%)
             4.05    3.75    3.46    3.18    3.03  Duration
102........ 7.510   7.461   7.404   7.342   7.301  Yield to Maturity (%)
             4.06    3.76    3.46    3.19    3.03  Duration
102-16/32.. 7.391   7.332   7.264   7.190   7.141  Yield to Maturity (%)
             4.07    3.76    3.47    3.19    3.04  Duration
103........ 7.272   7.203   7.125   7.039   6.982  Yield to Maturity (%)
             4.08    3.77    3.47    3.20    3.04  Duration
103-16/32.. 7.154   7.076   6.986   6.889   6.824  Yield to Maturity (%)
             4.08    3.78    3.48    3.20    3.04  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.59    3.86    3.54    3.26    3.09  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            07/02   05/01   12/00   08/00   05/00  Last Principal Payment Date

97-16/32... 8.673   8.760   8.806   8.856   8.890  Yield to Maturity (%)
             3.63    3.14    2.92    2.72    2.60  Duration
98......... 8.534   8.598   8.632   8.669   8.694  Yield to Maturity (%)
             3.64    3.14    2.93    2.73    2.61  Duration
98-16/32... 8.395   8.437   8.460   8.484   8.501  Yield to Maturity (%)
             3.65    3.15    2.93    2.73    2.61  Duration
99......... 8.257   8.277   8.288   8.300   8.308  Yield to Maturity (%)
             3.65    3.15    2.94    2.74    2.61  Duration
99-16/32... 8.120   8.119   8.118   8.117   8.117  Yield to Maturity (%)
             3.66    3.16    2.94    2.74    2.62  Duration
100........ 7.984   7.961   7.949   7.936   7.927  Yield to Maturity (%)
             3.67    3.17    2.95    2.74    2.62  Duration
100-16/32.. 7.849   7.805   7.781   7.755   7.738  Yield to Maturity (%)
             3.68    3.17    2.95    2.75    2.63  Duration
101........ 7.715   7.649   7.614   7.576   7.550  Yield to Maturity (%)
             3.68    3.18    2.96    2.75    2.63  Duration
101-16/32.. 7.582   7.495   7.449   7.398   7.364  Yield to Maturity (%)
             3.69    3.18    2.96    2.76    2.64  Duration
102........ 7.450   7.342   7.284   7.221   7.179  Yield to Maturity (%)
             3.70    3.19    2.97    2.76    2.64  Duration
102-16/32.. 7.319   7.189   7.120   7.045   6.995  Yield to Maturity (%)
             3.70    3.19    2.97    2.77    2.64  Duration
103........ 7.188   7.038   6.958   6.871   6.812  Yield to Maturity (%)
             3.71    3.20    2.98    2.77    2.65  Duration
103-16/32.. 7.059   6.888   6.797   6.697   6.631  Yield to Maturity (%)
             3.72    3.20    2.98    2.78    2.65  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                        40% Annual Default Rate
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.12    3.24    3.00    3.79    2.67  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/02   08/00   04/00   01/00   11/99  Last Principal Payment Date

97-16/32... 8.719   8.860   8.910   8.961   8.993  Yield to Maturity (%)
             3.35    2.71    2.53    2.38    2.29  Duration
98......... 8.568   8.673   8.710   8.748   8.771  Yield to Maturity (%)
             3.36    2.71    2.54    2.38    2.29  Duration
98-16/32... 8.417   8.486   8.511   8.535   8.551  Yield to Maturity (%)
             3.36    2.71    2.54    2.39    2.30  Duration
99......... 8.268   8.301   8.313   8.325   8.332  Yield to Maturity (%)
             3.37    2.72    2.55    2.39    2.30  Duration
99-16/32... 8.120   8.117   8.116   8.115   8.115  Yield to Maturity (%)
             3.38    2.72    2.55    2.39    2.30  Duration
100........ 7.972   7.934   7.921   7.908   7.899  Yield to Maturity (%)
             3.38    2.73    2.55    2.40    2.31  Duration
100-16/32.. 7.826   7.753   7.727   7.701   7.684  Yield to Maturity (%)
             3.39    2.73    2.56    2.40    2.31  Duration
101........ 7.680   7.573   7.535   7.496   7.471  Yield to Maturity (%)
             3.39    2.74    2.56    2.41    2.32  Duration
101-16/32.. 7.536   7.394   7.343   7.292   7.260  Yield to Maturity (%)
             3.40    2.74    2.57    2.41    2.32  Duration
102........ 7.392   7.216   7.153   7.090   7.049  Yield to Maturity (%)
             3.41    2.75    2.57    2.41    2.32  Duration
102-16/32.. 7.250   7.039   6.965   6.889   6.840  Yield to Maturity (%)
             3.41    2.75    2.58    2.42    2.33  Duration
103........ 7.108   6.863   6.777   6.689   6.633  Yield to Maturity (%)
             3.42    2.76    2.58    2.42    2.33  Duration
103-16/32.. 6.967   6.689   6.591   6.490   6.427  Yield to Maturity (%)
             3.42    2.76    2.58    2.43    2.34  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 8

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             8.58    6.21    5.53    4.93    4.55  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            10/08   06/04   04/03   07/02    01/2  Last Principal Payment Date

97-16/32... 8.477   8.560   8.598   8.642   8.676  Yield to Maturity (%)
             5.67    4.59    4.22    3.86    3.62  Duration
98......... 8.388   8.449   8.478   8.510   8.536  Yield to Maturity (%)
             5.69    4.60    4.22    3.87    3.62  Duration
98-16/32... 8.299   8.340   8.358   8.380   8.396  Yield to Maturity (%)
             5.70    4.61    4.23    3.87    3.63  Duration
99......... 8.211   8.230   8.240   8.250   8.258  Yield to Maturity (%)
             5.72    4.62    4.24    3.88    3.63  Duration
99-16/32... 8.124   8.122   8.122   8.121   8.120  Yield to Maturity (%)
             5.73    4.62    4.25    3.89    3.64  Duration
100........ 8.037   8.015   8.004   7.993   7.983  Yield to Maturity (%)
             5.75    4.63    4.25    3.89    3.65  Duration
100-16/32.. 7.951   7.908   7.888   7.865   7.848  Yield to Maturity (%)
             5.76    4.64    4.26    3.90    3.65  Duration
101........ 7.865   7.802   7.772   7.739   7.713  Yield to Maturity (%)
             5.77    4.65    4.27    3.90    3.66  Duration
101-16/32.. 7.780   7.696   7.657   7.613   7.579  Yield to Maturity (%)
             5.79    4.66    4.28    3.91    3.66  Duration
102........ 7.696   7.591   7.543   7.489   7.445  Yield to Maturity (%)
             5.80    4.67    4.28    3.92    3.67  Duration
102-16/32.. 7.612   7.487   7.430   7.365   7.313  Yield to Maturity (%)
             5.82    4.68    4.29    3.92    3.67  Duration
103........ 7.529   7.384   7.317   7.242   7.181  Yield to Maturity (%)
             5.83    4.68    4.30    3.93    3.68  Duration
103-16/32.. 7.447   7.281   7.205   7.119   7.051  Yield to Maturity (%)
             5.84    4.69    4.30    3.93    3.68  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.71    5.06    4.50    4.03    3.78  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            08/03   09/02   01/02   06/01   02/01  Last Principal Payment Date

97-16/32... 8.588   8.632   8.681   8.733   8.767  Yield to Maturity (%)
             4.31    3.93    3.59    3.28    3.10  Duration
98......... 8.470   8.503   8.539   8.578   8.603  Yield to Maturity (%)
             4.32    3.94    3.59    3.28    3.11  Duration
98-16/32... 8.353   8.375   8.399   8.424   8.441  Yield to Maturity (%)
             4.32    3.94    3.60    3.29    3.11  Duration
99......... 8.237   8.248   8.259   8.271   8.279  Yield to Maturity (%)
             4.33    3.95    3.60    3.29    3.12  Duration
99-16/32... 8.122   8.121   8.120   8.119   8.119  Yield to Maturity (%)
             4.34    3.96    3.61    3.30    3.12  Duration
100........ 8.007   7.995   7.982   7.968   7.959  Yield to Maturity (%)
             4.35    3.96    3.62    3.30    3.13  Duration
100-16/32.. 7.893   7.870   7.845   7.818   7.801  Yield to Maturity (%)
             4.36    3.97    3.62    3.31    3.13  Duration
101........ 7.780   7.746   7.709   7.669   7.644  Yield to Maturity (%)
             4.36    3.98    3.63    3.31    3.14  Duration
101-16/32.. 7.668   7.623   7.574   7.521   7.487  Yield to Maturity (%)
             4.37    3.98    3.63    3.32    3.14  Duration
102........ 7.556   7.500   7.440   7.374   7.332  Yield to Maturity (%)
             4.38    3.99    3.64    3.32    3.15  Duration
102-16/32.. 7.445   7.379   7.306   7.228   7.177  Yield to Maturity (%)
             4.39    4.00    3.64    3.33    3.15  Duration
103........ 7.335   7.258   7.174   7.083   7.024  Yield to Maturity (%)
             4.39    4.00    3.65    3.33    3.15  Duration
103-16/32.. 7.226   7.138   7.042   6.938   6.872  Yield to Maturity (%)
             4.40    4.01    3.65    3.34    3.16  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                 Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                              Balloon Extensions*

                 30% Annual Default Rate
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.93    4.07    3.71    3.39    3.20  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            09/02   06/01   01/01   08/00   06/00  Last Principal Payment Date

97-16/32... 8.636   8.729   8.777   8.829   8.864  Yield to Maturity (%)
             3.90    3.30    3.05    2.83    2.69  Duration
98......... 8.506   8.575   8.611   8.650   8.675  Yield to Maturity (%)
             3.91    3.31    3.06    2.83    2.70  Duration
98-16/32... 8.377   8.422   8.446   8.471   8.488  Yield to Maturity (%)
             3.91    3.31    3.06    2.84    2.70  Duration
99......... 8.248   8.270   8.282   8.294   8.302  Yield to Maturity (%)
             3.92    3.32    3.07    2.84    2.70  Duration
99-16/32... 8.121   8.119   8.119   8.118   8.117  Yield to Maturity (%)
             3.93    3.32    3.07    2.84    2.71  Duration
100........ 7.994   7.969   7.957   7.943   7.933  Yield to Maturity (%)
             3.93    3.33    3.08    2.85    2.71  Duration
100-16/32.. 7.868   7.821   7.796   7.769   7.751  Yield to Maturity (%)
             3.94    3.33    3.08    2.85    2.72  Duration
101........ 7.743   7.673   7.636   7.596   7.569  Yield to Maturity (%)
             3.95    3.34    3.09    2.86    2.72  Duration
101-16/32.. 7.619   7.526   7.477   7.424   7.389  Yield to Maturity (%)
             3.95    3.34    3.09    2.86    2.73  Duration
102........ 7.496   7.380   7.319   7.254   7.210  Yield to Maturity (%)
             3.96    3.35    3.10    2.87    2.73  Duration
102-16/32.. 7.373   7.235   7.163   7.084   7.032  Yield to Maturity (%)
             3.97    3.35    3.10    2.87    2.73  Duration
103........ 7.251   7.090   7.007   6.916   6.856  Yield to Maturity (%)
             3.97    3.36    3.11    2.87    2.74  Duration
103-16/32.. 7.130   6.947   6.852   6.749   6.680  Yield to Maturity (%)
             3.98    3.36    3.11    2.88    2.74  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                 Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                              Balloon Extensions*

                         40% Annual Default Rate
Price (%)    0%     5%      10%     15%      18%
---------    --     --      ---     ---      ---
            4.41    3.39    3.12    2.89     2.76  Weighted Average Life (years)
           11/96   11/96   11/96   11/96    11/96  First Principal Payment Date
           05/02   09/00   04/00   01/00    11/99  Last Principal Payment Date

97-16/32...8.681   8.829   8.881   8.933    8.967  Yield to Maturity (%)
            3.59    2.83    2.63    2.46     2.36  Duration
98.........8.539   8.649   8.688   8.727    8.752  Yield to Maturity (%)
            3.59    2.83    2.64    2.46     2.36  Duration
98-16/32...8.399   8.471   8.496   8.522    8.538  Yield to Maturity (%)
            3.60    2.84    2.64    2.47     2.37  Duration
99.........8.259   8.294   8.306   8.318    8.326  Yield to Maturity (%)
            3.60    2.84    2.64    2.47     2.37  Duration
99-16/32...8.120   8.118   8.117   8.116    8.115  Yield to Maturity (%)
            3.61    2.85    2.65    2.48     2.38  Duration
100........7.982   7.943   7.929   7.915    7.906  Yield to Maturity (%)
            3.61    2.85    2.65    2.48     2.38  Duration
100-16/32..7.845   7.769   7.742   7.715    7.698  Yield to Maturity (%)
            3.62    2.86    2.66    2.48     2.38  Duration
101........7.709   7.597   7.557   7.517    7.491  Yield to Maturity (%)
            3.63    2.86    2.66    2.49     2.39  Duration
101-16/32..7.574   7.425   7.372   7.320    7.286  Yield to Maturity (%)
            3.63    2.86    2.66    2.49     2.39  Duration
102........7.440   7.255   7.189   7.124    7.081  Yield to Maturity (%)
            3.64    2.87    2.67    2.49     2.39  Duration
102-16/32..7.306   7.085   7.007   6.929    6.879  Yield to Maturity (%)
            3.64    2.87    2.67    2.50     2.40  Duration
103........7.173   6.917   6.826   6.736    6.677  Yield to Maturity (%)
            3.65    2.88    2.68    2.50     2.40  Duration
103-16/32..7.042   6.750   6.647   6.544    6.477  Yield to Maturity (%)
            3.65    2.88    2.68    2.51     2.40  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                     Table 9

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---

             9.42    6.52    5.72    5.07    4.65  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            05/09   10/04   05/03   08/02   02/02  Last Principal Payment Date

97-16/32... 8.453   8.542   8.584   8.629   8.665  Yield to Maturity (%)
             6.11    4.79    4.35    3.96    3.70  Duration
98......... 8.370   8.436   8.468   8.501   8.527  Yield to Maturity (%)
             6.12    4.80    4.35    3.96    3.70  Duration
98-16/32... 8.287   8.331   8.352   8.374   8.391  Yield to Maturity (%)
             6.13    4.81    4.36    3.97    3.71  Duration
99......... 8.205   8.226   8.236   8.247   8.255  Yield to Maturity (%)
             6.15    4.82    4.37    3.97    3.71  Duration
99-16/32... 8.124   8.122   8.122   8.121   8.120  Yield to Maturity (%)
             6.16    4.82    4.37    3.98    3.72  Duration
100........ 8.043   8.019   8.008   7.996   7.987  Yield to Maturity (%)
             6.18    4.83    4.38    3.99    3.72  Duration
100-16/32.. 7.963   7.917   7.895   7.872   7.854  Yield to Maturity (%)
             6.19    4.84    4.39    3.99    3.73  Duration
101........ 7.884   7.815   7.783   7.748   7.722  Yield to Maturity (%)
             6.21    4.85    4.40    4.00    3.74  Duration
101-16/32.. 7.805   7.714   7.671   7.626   7.590  Yield to Maturity (%)
             6.22    4.86    4.40    4.00    3.74  Duration
102........ 7.726   7.613   7.560   7.504   7.460  Yield to Maturity (%)
             6.23    4.87    4.41    4.01    3.75  Duration
102-16/32.. 7.648   7.514   7.450   7.383   7.330  Yield to Maturity (%)
             6.25    4.87    4.42    4.02    3.75  Duration
103........ 7.571   7.415   7.341   7.262   7.201  Yield to Maturity (%)
             6.26    4.88    4.42    4.02    3.76  Duration
103-16/32.. 7.494   7.316   7.232   7.143   7.073  Yield to Maturity (%)
             6.28    4.89    4.43    4.03    3.76  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.95    5.22    4.63    4.12    3.85  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            09/03   09/02   01/02   06/01   02/01  Last Principal Payment Date

97-16/32... 8.571   8.618   8.667   8.721   8.755  Yield to Maturity (%)
             4.48    4.05    3.68    3.35    3.16  Duration
98......... 8.457   8.492   8.529   8.569   8.594  Yield to Maturity (%)
             4.49    4.06    3.68    3.35    3.17  Duration
98-16/32... 8.345   8.368   8.392   8.418   8.435  Yield to Maturity (%)
             4.50    4.06    3.69    3.36    3.17  Duration
99......... 8.233   8.244   8.256   8.268   8.276  Yield to Maturity (%)
             4.50    4.07    3.69    3.36    3.18  Duration
99-16/32... 8.122   8.121   8.120   8.119   8.119  Yield to Maturity (%)
             4.51    4.08    3.70    3.37    3.18  Duration
100........ 8.012   7.999   7.986   7.972   7.962  Yield to Maturity (%)
             4.52    4.08    3.71    3.37    3.19  Duration
100-16/32.. 7.902   7.878   7.852   7.825   7.807  Yield to Maturity (%)
             4.53    4.09    3.71    3.38    3.19  Duration
101........ 7.793   7.757   7.719   7.679   7.653  Yield to Maturity (%)
             4.53    4.10    3.72    3.38    3.19  Duration
101-16/32.. 7.685   7.638   7.588   7.534   7.499  Yield to Maturity (%)
             4.54    4.10    3.72    3.38    3.20  Duration
102........ 7.578   7.519   7.456   7.389   7.347  Yield to Maturity (%)
             4.55    4.11    3.73    3.39    3.20  Duration
102-16/32.. 7.471   7.400   7.326   7.246   7.195  Yield to Maturity (%)
             4.55    4.11    3.73    3.39    3.21  Duration
103........ 7.365   7.283   7.197   7.104   7.044  Yield to Maturity (%)
             4.56    4.12    3.74    3.40    3.21  Duration
103-16/32.. 7.259   7.166   7.068   6.962   6.895  Yield to Maturity (%)
             4.57    4.13    3.74    3.40    3.22  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             5.11    4.18    3.80    3.45    3.26  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            11/02   07/01   01/01   08/00   06/00  Last Principal Payment Date

97-16/32... 8.619   8.714   8.763   8.817   8.852  Yield to Maturity (%)
             4.04    3.38    3.12    2.88    2.74  Duration
98......... 8.493   8.564   8.601   8.640   8.666  Yield to Maturity (%)
             4.05    3.39    3.13    2.88    2.74  Duration
98-16/32... 8.368   8.415   8.439   8.465   8.482  Yield to Maturity (%)
             4.05    3.39    3.13    2.89    2.75  Duration
99......... 8.244   8.267   8.278   8.291   8.299  Yield to Maturity (%)
             4.06    3.40    3.13    2.89    2.75  Duration
99-16/32... 8.121   8.120   8.119   8.118   8.117  Yield to Maturity (%)
             4.06    3.40    3.14    2.90    2.76  Duration
100........ 7.999   7.973   7.960   7.946   7.937  Yield to Maturity (%)
             4.07    3.41    3.14    2.90    2.76  Duration
100-16/32.. 7.877   7.828   7.803   7.775   7.757  Yield to Maturity (%)
             4.08    3.41    3.15    2.90    2.76  Duration
101........ 7.756   7.684   7.646   7.605   7.579  Yield to Maturity (%)
             4.08    3.42    3.15    2.91    2.77  Duration
101-16/32.. 7.636   7.540   7.491   7.437   7.402  Yield to Maturity (%)
             4.09    3.42    3.16    2.91    2.77  Duration
102........ 7.517   7.398   7.336   7.269   7.226  Yield to Maturity (%)
             4.10    3.43    3.16    2.92    2.78  Duration
102-16/32.. 7.398   7.256   7.182   7.103   7.051  Yield to Maturity (%)
             4.10    3.43    3.17    2.92    2.78  Duration
103........ 7.281   7.115   7.030   6.937   6.877  Yield to Maturity (%)
             4.11    3.44    3.17    2.92    2.78  Duration
103-16/32.. 7.163   6.975   6.878   6.773   6.704  Yield to Maturity (%)
             4.11    3.44    3.17    2.93    2.79  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                         40% Annual Default Rate
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---

             4.57    3.47    3.18    2.94    2.80  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            07/02   10/00   05/00   01/00   11/99  Last Principal Payment Date

97-16/32... 8.662   8.813   8.867   8.920   8.955  Yield to Maturity (%)
             3.71    2.89    2.68    2.50    2.40  Duration
98......... 8.526   8.638   8.677   8.717   8.743  Yield to Maturity (%)
             3.72    2.90    2.69    2.51    2.40  Duration
98-16/32... 8.390   8.463   8.489   8.515   8.532  Yield to Maturity (%)
             3.72    2.90    2.69    2.51    2.40  Duration
99......... 8.255   8.290   8.303   8.315   8.323  Yield to Maturity (%)
             3.73    2.91    2.70    2.51    2.41  Duration
99-16/32... 8.120   8.118   8.117   8.116   8.116  Yield to Maturity (%)
             3.73    2.91    2.70    2.52    2.41  Duration
100........ 7.987   7.947   7.933   7.918   7.909  Yield to Maturity (%)
             3.74    2.91    2.70    2.52    2.42  Duration
100-16/32.. 7.855   7.777   7.749   7.722   7.704  Yield to Maturity (%)
             3.74    2.92    2.71    2.52    2.42  Duration
101........ 7.723   7.608   7.567   7.527   7.500  Yield to Maturity (%)
             3.75    2.92    2.71    2.53    2.42  Duration
101-16/32.. 7.592   7.440   7.387   7.333   7.298  Yield to Maturity (%)
             3.76    2.93    2.71    2.53    2.43  Duration
102........ 7.462   7.273   7.207   7.140   7.097  Yield to Maturity (%)
             3.76    2.93    2.72    2.54    2.43  Duration
102-16/32.. 7.333   7.108   7.028   6.949   6.897  Yield to Maturity (%)
             3.77    2.93    2.72    2.54    2.43  Duration
103........ 7.205   6.943   6.851   6.758   6.698  Yield to Maturity (%)
             3.77    2.94    2.73    2.54    2.44  Duration
103-16/32.. 7.077   6.799   6.674   6.569   6.501  Yield to Maturity (%)
             3.78    2.94    2.73    2.55    2.44  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 10

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)      0%     5%     10%     15%     18%
---------      --     --     ---     ---     ---
            10.34    6.85    5.91    5.20    4.76  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/09   01/05   06/03   08/02   02/02  Last Principal Payment Date

97-16/32... 8.430   8.525   8.571   8.617   8.653  Yield to Maturity (%)
             6.57    5.00    4.48    4.05    3.78  Duration
98......... 8.353   8.423   8.458   8.492   8.519  Yield to Maturity (%)
             6.58    5.01    4.49    4.06    3.78  Duration
98-16/32... 8.276   8.322   8.345   8.368   8.385  Yield to Maturity (%)
             6.60    5.02    4.49    4.07    3.79  Duration
99......... 8.200   8.222   8.233   8.244   8.252  Yield to Maturity (%)
             6.61    5.03    4.50    4.07    3.79  Duration
99-16/32... 8.124   8.123   8.122   8.121   8.121  Yield to Maturity (%)
             6.62    5.03    4.51    4.08    3.80  Duration
100........ 8.049   8.024   8.012   7.999   7.990  Yield to Maturity (%)
             6.64    5.04    4.51    4.08    3.80  Duration
100-16/32.. 7.975   7.926   7.902   7.878   7.859  Yield to Maturity (%)
             6.65    5.05    4.52    4.09    3.81  Duration
101........ 7.901   7.828   7.793   7.757   7.730  Yield to Maturity (%)
             6.67    5.06    4.53    4.10    3.81  Duration
101-16/32.. 7.827   7.731   7.684   7.638   7.601  Yield to Maturity (%)
             6.68    5.07    4.53    4.10    3.82  Duration
102........ 7.754   7.635   7.577   7.519   7.474  Yield to Maturity (%)
             6.69    5.07    4.54    4.11    3.82  Duration
102-16/32.. 7.682   7.539   7.470   7.400   7.347  Yield to Maturity (%)
             6.71    5.08    4.55    4.11    3.83  Duration
103........ 7.610   7.444   7.364   7.283   7.221  Yield to Maturity (%)
             6.72    5.09    4.55    4.12    3.84  Duration
103-16/32.. 7.538   7.350   7.258   7.166   7.095  Yield to Maturity (%)
             6.74    5.10    4.56    4.12    3.84  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             6.18    5.39    4.75    4.21    3.93  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            11/03   10/02   02/02   06/01   03/01  Last Principal Payment Date

97-16/32... 8.555   8.604   8.654   8.709   8.743  Yield to Maturity (%)
             4.65    4.17    3.77    3.42    3.22  Duration
98......... 8.445   8.482   8.519   8.560   8.586  Yield to Maturity (%)
             4.66    4.18    3.78    3.42    3.23  Duration
98-16/32... 8.337   8.361   8.386   8.412   8.429  Yield to Maturity (%)
             4.67    4.18    3.78    3.42    3.23  Duration
99......... 8.229   8.241   8.253   8.266   8.274  Yield to Maturity (%)
             4.67    4.19    3.79    3.43    3.24  Duration
99-16/32... 8.122   8.121   8.121   8.120   8.119  Yield to Maturity (%)
             4.68    4.20    3.79    3.43    3.24  Duration
100........ 8.016   8.003   7.989   7.975   7.965  Yield to Maturity (%)
             4.69    4.20    3.80    3.44    3.24  Duration
100-16/32.. 7.910   7.885   7.859   7.831   7.813  Yield to Maturity (%)
             4.69    4.21    3.80    3.44    3.25  Duration
101........ 7.805   7.768   7.729   7.688   7.661  Yield to Maturity (%)
             4.70    4.21    3.81    3.45    3.25  Duration
101-16/32.. 7.701   7.652   7.600   7.545   7.510  Yield to Maturity (%)
             4.71    4.22    3.81    3.45    3.26  Duration
102........ 7.597   7.536   7.473   7.404   7.361  Yield to Maturity (%)
             4.72    4.23    3.82    3.46    3.26  Duration
102-16/32.. 7.494   7.421   7.345   7.264   7.212  Yield to Maturity (%)
             4.72    4.23    3.82    3.46    3.27  Duration
103........ 7.392   7.307   7.219   7.124   7.064  Yield to Maturity (%)
             4.73    4.24    3.83    3.47    3.27  Duration
103-16/32.. 7.290   7.193   7.093   6.985   6.917  Yield to Maturity (%)
             4.74    4.24    3.83    3.47    3.27  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)      0%    5%       10%     15%    18%
---------      --    --       ---     ---    ---
             5.29    4.29     3.88    3.52   3.32  Weighted Average Life (years)
            11/96   11/96    11/96   11/96  11/96  First Principal Payment Date
            12/02   07/01    02/01   09/00  06/00  Last Principal Payment Date

97-16/32... 8.602   8.700    8.750   8.804  8.839  Yield to Maturity (%)
             4.18    3.47     3.19    2.93   2.79  Duration
98......... 8.481   8.554    8.591   8.631  8.657  Yield to Maturity (%)
             4.19    3.47     3.19    2.94   2.79  Duration
98-16/32... 8.360   8.408    8.433   8.459  8.476  Yield to Maturity (%)
             4.19    3.48     3.20    2.94   2.79  Duration
99......... 8.241   8.263    8.275   8.288  8.296  Yield to Maturity (%)
             4.20    3.48     3.20    2.94   2.80  Duration
99-16/32... 8.121   8.120    8.119   8.118  8.117  Yield to Maturity (%)
             4.21    3.49     3.21    2.95   2.80  Duration
100........ 8.003   7.977    7.964   7.949  7.940  Yield to Maturity (%)
             4.21    3.49     3.21    2.95   2.81  Duration
100-16/32.. 7.886   7.835    7.809   7.781  7.763  Yield to Maturity (%)
             4.22    3.50     3.21    2.96   2.81  Duration
101........ 7.769   7.694    7.656   7.615  7.588  Yield to Maturity (%)
             4.22    3.50     3.22    2.96   2.81  Duration
101-16/32.. 7.653   7.554    7.504   7.449  7.414  Yield to Maturity (%)
             4.23    3.51     3.22    2.96   2.82  Duration
102........ 7.537   7.415    7.352   7.284  7.241  Yield to Maturity (%)
             4.24    3.51     3.23    2.97   2.82  Duration
102-16/32.. 7.423   7.277    7.202   7.121  7.068  Yield to Maturity (%)
             4.24    3.52     3.23    2.97   2.83  Duration
103........ 7.309   7.139    7.052   6.958  6.897  Yield to Maturity (%)
             4.25    3.52     3.24    2.98   2.83  Duration
103-16/32.. 7.196   7.003    6.904   6.797  6.727  Yield to Maturity (%)
             4.25    3.52     3.24    2.98   2.83  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-1 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
             4.73    3.55    3.25    2.99    2.85  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            09/02   10/00   05/00   02/00   12/99  Last Principal Payment Date

97-16/32... 8.644   8.798   8.853   8.907   8.942  Yield to Maturity (%)
             3.84    2.96    2.73    2.54    2.43  Duration
98......... 8.512   8.626   8.667   8.708   8.733  Yield to Maturity (%)
             3.85    2.96    2.74    2.55    2.44  Duration
98-16/32... 8.381   8.456   8.483   8.509   8.526  Yield to Maturity (%)
             3.85    2.97    2.74    2.55    2.44  Duration
99......... 8.250   8.287   8.299   8.312   8.320  Yield to Maturity (%)
             3.86    2.97    2.75    2.55    2.45  Duration
99-16/32... 8.121   8.118   8.117   8.116   8.116  Yield to Maturity (%)
             3.87    2.98    2.75    2.56    2.45  Duration
100........ 7.992   7.951   7.936   7.922   7.913  Yield to Maturity (%)
             3.87    2.98    2.75    2.56    2.45  Duration
100-16/32.. 7.864   7.785   7.756   7.729   7.711  Yield to Maturity (%)
             3.88    2.98    2.76    2.57    2.46  Duration
101........ 7.737   7.619   7.578   7.536   7.510  Yield to Maturity (%)
             3.88    2.99    2.76    2.57    2.46  Duration
101-16/32.. 7.611   7.455   7.400   7.346   7.311  Yield to Maturity (%)
             3.89    2.99    2.76    2.57    2.46  Duration
102........ 7.485   7.292   7.224   7.156   7.112  Yield to Maturity (%)
             3.89    3.00    2.77    2.58    2.47  Duration
102-16/32.. 7.360   7.130   7.048   6.967   6.916  Yield to Maturity (%)
             3.90    3.00    2.77    2.58    2.47  Duration
103........ 7.236   6.969   6.874   6.780   6.720  Yield to Maturity (%)
             3.90    3.00    2.78    2.58    2.47  Duration
103-16/32.. 7.113   6.809   6.701   6.594   6.525  Yield to Maturity (%)
             3.91    3.01    2.78    2.59    2.48  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 11

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-2
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                  10% Annual Default Rate
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
            8.86     6.87    5.36    4.59    4.24  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            04/09   03/06   11/03   07/02   01/02  Last Principal Payment Date

82-16/32.. 11.513  12.055  12.799  13.379  13.719  Yield to Maturity (%)
             5.19    4.52    3.83    3.42    3.22  Duration
83........ 11.398  11.923  12.643  13.204  13.533  Yield to Maturity (%)
             5.21    4.54    3.84    3.43    3.22  Duration
83-16/32.. 11.284  11.792  12.488  13.031  13.348  Yield to Maturity (%)
             5.23    4.55    3.85    3.43    3.23  Duration
84........ 11.171  11.662  12.334  12.858  13.165  Yield to Maturity (%)
             5.25    4.57    3.86    3.44    3.24  Duration
84-16/32.. 11.059  11.533  12.182  12.687  12.983  Yield to Maturity (%)
             5.27    4.58    3.87    3.45    3.24  Duration
85........ 10.948  11.405  12.031  12.518  12.803  Yield to Maturity (%)
             5.29    4.59    3.88    3.46    3.25  Duration
85-16/32.. 10.838  11.279  11.881  12.350  12.624  Yield to Maturity (%)
             5.31    4.61    3.89    3.47    3.26  Duration
86........ 10.729  11.153  11.732  12.183  12.446  Yield to Maturity (%)
             5.32    4.62    3.90    3.47    3.26  Duration
86-16/32.. 10.621  11.029  11.585  12.017  12.270  Yield to Maturity (%)
             5.34    4.63    3.91    3.48    3.27  Duration
87........ 10.514  10.905  11.438  11.853  12.095  Yield to Maturity (%)
             5.36    4.64    3.92    3.49    3.28  Duration
87-16/32.. 10.408  10.783  11.293  11.690  11.922  Yield to Maturity (%)
             5.38    4.66    3.93    3.49    3.28  Duration
88........ 10.303  10.662  11.149  11.529  11.750  Yield to Maturity (%)
             5.40    4.67    3.93    3.50    3.29  Duration
88-16/32.. 10.199  10.542  11.006  11.368  11.579  Yield to Maturity (%)
             5.42    4.68    3.94    3.51    3.30  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-2
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
           5.66      4.69    4.19    3.82    3.65  Weighted Average Life (years)
           11/96    11/96   11/96   11/96   11/96  First Principal Payment Date
           03/05    08/02   12/01   05/01   02/01  Last Principal Payment Date

82-16/32.. 12.641  13.304  13.785  14.228  14.465  Yield to Maturity (%)
             3.95    3.46    3.18    2.95    2.84  Duration
83........ 12.490  13.131  13.596  14.025  14.254  Yield to Maturity (%)
             3.96    3.47    3.18    2.96    2.85  Duration
83-16/32.. 12.339  12.959  13.409  13.823  14.045  Yield to Maturity (%)
             3.97    3.48    3.19    2.96    2.85  Duration
84........ 12.190  12.789  13.224  13.623  13.837  Yield to Maturity (%)
             3.98    3.49    3.20    2.97    2.86  Duration
84-16/32.. 12.043  12.621  13.040  13.425  13.631  Yield to Maturity (%)
             4.00    3.50    3.20    2.97    2.86  Duration
85........ 11.897  12.454  12.857  13.288  13.427  Yield to Maturity (%)
             4.01    3.51    3.21    2.98    2.87  Duration
85-16/32.. 11.751  12.288  12.676  13.033  13.224  Yield to Maturity (%)
             4.02    3.51    3.22    2.99    2.88  Duration
86........ 11.607  12.123  12.496  12.840  13.023  Yield to Maturity (%)
             4.03    3.52    3.22    2.99    2.88  Duration
86-16/32.. 11.465  11.960  12.318  12.648  12.824  Yield to Maturity (%)
             4.04    3.53    3.23    3.00    2.89  Duration
87........ 11.323  11.798  12.141  12.457  12.626  Yield to Maturity (%)
             4.05    3.54    3.24    3.00    2.89  Duration
87-16/32.. 11.183  11.637  11.966  12.268  12.430  Yield to Maturity (%)
             4.06    3.54    3.24    3.01    2.90  Duration
88........ 11.044  11.478  11.792  12.080  12.235  Yield to Maturity (%)
             4.07    3.55    3.25    3.02    2.90  Duration
88-16/32.. 10.905  11.320  11.619  11.894  12.041  Yield to Maturity (%)
             4.08    3.56    3.26    3.02    2.91  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-2
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%      5%     10%    15%    18%
---------     --      --     ---    ---    ---
             4.14    3.82    3.58    3.37    3.24  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/01   06/01   01/01   09/00   07/00  Last Principal Payment Date

82-16/32.. 13.851  14.228  14.563  14.912  15.137 Yield to Maturity (%)
             3.14    2.95    2.80    2.65    2.57 Duration
83........ 13.660  14.025  14.349  14.687  14.904 Yield to Maturity (%)
             3.14    2.95    2.80    2.66    2.57 Duration
83-16/32.. 13.471  13.823  14.136  14.463  14.673 Yield to Maturity (%)
             3.15    2.96    2.81    2.66    2.58 Duration
84........ 13.283  13.623  13.925  14.241  14.443 Yield to Maturity (%)
             3.16    2.97    2.81    2.67    2.58 Duration
84-16/32.. 13.097  13.425  13.716  14.020  14.215 Yield to Maturity (%)
             3.17    2.97    2.82    2.68    2.59 Duration
85........ 12.912  13.228  13.509  13.802  13.990 Yield to Maturity (%)
             3.17    2.98    2.83    2.68    2.60 Duration
85-16/32.. 12.729  13.033  13.303  13.585  13.765 Yield to Maturity (%)
             3.18    2.99    2.83    2.69    2.60 Duration
86........ 12.547  12.839  13.099  13.369  13.543 Yield to Maturity (%)
             3.19    2.99    2.84    2.69    2.61 Duration
86-16/32.. 12.367  12.647  12.896  13.156  13.322 Yield to Maturity (%)
             3.19    3.00    2.84    2.70    2.61 Duration
87........ 12.188  12.456  12.695  12.944  13.104 Yield to Maturity (%)
             3.20    3.00    2.85    2.70    2.62 Duration
87-16/32.. 12.010  12.267  12.495  12.733  12.886 Yield to Maturity (%)
             3.21    3.01    2.85    2.71    2.62 Duration
88........ 11.834  12.079  12.297  12.525  12.671 Yield to Maturity (%)
             3.21    3.02    2.86    2.71    2.63 Duration
88-16/32.. 11.659  11.893  12.101  12.318  12.457 Yield to Maturity (%)
             3.22    3.02    2.86    2.72    2.63 Duration

----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                       Date, Last Principal Payment Date,
                         Yield and Duration of Class E-2
                     Certificates at Various Assumed Prices
                       and Mortgage Loan Default Rates and
                         Assuming Unchanged LIBOR and No
                                   Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%       5%     10%     15%     18%
---------     --       --     ---     ---     ---
           3.54      3.34    3.16    2.99    2.90  Weighted Average Life (years)
           11/96    11/96   11/96   11/96   11/96  First Principal Payment Date
           01/01    09/00   06/00   04/00   02/00  Last Principal Payment Date

82-16/32.. 14.647  14.973  15.297  15.637  15.846  Yield to Maturity (%)
             2.76    2.63    2.51    2.40    2.33  Duration
83........ 14.430  14.745  15.058  15.388  15.589  Yield to Maturity (%)
             2.76    2.63    2.52    2.40    2.34  Duration
83-16/32.. 14.214  14.519  14.822  15.140  15.335  Yield to Maturity (%)
             2.77    2.64    2.52    2.41    2.34  Duration
84........ 14.001  14.294  14.587  14.894  15.082  Yield to Maturity (%)
             2.78    2.65    2.53    2.41    2.35  Duration
84-16/32.. 13.789  14.072  14.354  14.650  14.831  Yield to Maturity (%)
             2.78    2.65    2.53    2.42    2.35  Duration
85........ 13.579  13.851  14.123  14.408  14.583  Yield to Maturity (%)
             2.79    2.66    2.54    2.42    2.36  Duration
85-16/32.. 13.370  13.632  13.894  14.168  14.336  Yield to Maturity (%)
             2.79    2.66    2.54    2.43    2.36  Duration
86........ 13.163  13.415  13.666  13.930  14.091  Yield to Maturity (%)
             2.80    2.67    2.55    2.43    2.37  Duration
86-16/32.. 12.958  13.200  13.440  13.693  13.848  Yield to Maturity (%)
             2.81    2.67    2.55    2.44    2.37  Duration
87........ 12.754  12.986  13.216  13.459  13.607  Yield to Maturity (%)
             2.81    2.68    2.56    2.44    2.38  Duration
87-16/32.. 12.552  12.774  12.994  13.226  13.368  Yield to Maturity (%)
             2.82    2.68    2.56    2.45    2.38  Duration
88........ 12.351  12.563  12.774  12.995  13.130  Yield to Maturity (%)
             2.82    2.69    2.57    2.45    2.38  Duration
88-16/32.. 12.152  12.354  12.555  12.765  12.894  Yield to Maturity (%)
             2.83    2.69    2.57    2.46    2.39  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 12

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             8.15    6.43    5.12    4.44    4.12  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            10/08   11/05   08/03   05/02   12/01  Last Principal Payment Date

82-16/32... 11.750  12.282  12.993  13.544  13.873 Yield to Maturity (%)
              4.83    4.27    3.67    3.31    3.12 Duration
83......... 11.626  12.142  12.830  13.363  13.681 Yield to Maturity (%)
              4.85    4.28    3.68    3.32    3.13 Duration
83-16/32... 11.503  12.003  12.668  13.183  13.491 Yield to Maturity (%)
              4.87    4.29    3.69    3.33    3.14 Duration
84......... 11.382  11.865  12.508  13.005  13.303 Yield to Maturity (%)
              4.89    4.31    3.70    3.33    3.15 Duration
84-16/32... 11.262  11.729  12.349  12.829  13.115 Yield to Maturity (%)
              4.91    4.32    3.71    3.34    3.15 Duration
85......... 11.143  11.593  12.191  12.654  12.930 Yield to Maturity (%)
              4.93    4.33    3.72    3.35    3.16 Duration
85-16/32... 11.025  11.459  12.035  12.480  12.746 Yield to Maturity (%)
              4.95    4.35    3.73    3.36    3.17 Duration
86......... 10.908  11.326  11.880  12.308  12.563 Yield to Maturity (%)
              4.97    4.36    3.74    3.36    3.17 Duration
86-16/32... 10.793  11.195  11.726  12.137  12.382 Yield to Maturity (%)
              4.99    4.37    3.75    3.37    3.18 Duration
87......... 10.678  11.064  11.574  11.968  12.203 Yield to Maturity (%)
              5.01    4.39    3.76    3.38    3.19 Duration
87-16/32... 10.565  10.934  11.422  11.800  12.024 Yield to Maturity (%)
              5.02    4.40    3.77    3.39    3.19 Duration
88......... 10.452  10.806  11.272  11.633  11.847 Yield to Maturity (%)
              5.04    4.41    3.78    3.39    3.20 Duration
88-16/32... 10.341  10.679  11.124  11.467  11.672 Yield to Maturity (%)
              5.06    4.42    3.78    3.40    3.21 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%    18%
---------      --     --      ---     ---    ---
             5.26    4.51    4.06    3.72    3.57  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            08/04   07/02   11/01   04/01   01/01  Last Principal Payment Date

82-16/32... 12.929  13.497  13.961  14.380  14.606 Yield to Maturity (%)
              3.71    3.33    3.07    2.87    2.77 Duration
83......... 12.768  13.317  13.767  14.172  14.390 Yield to Maturity (%)
              3.72    3.34    3.08    2.88    2.78 Duration
83-16/32... 12.608  13.139  13.573  13.965  14.176 Yield to Maturity (%)
              3.73    3.35    3.09    2.89    2.79 Duration
84......... 12.449  12.963  13.382  13.760  13.964 Yield to Maturity (%)
              3.74    3.36    3.10    2.89    2.79 Duration
84-16/32... 12.292  12.787  13.192  13.557  13.753 Yield to Maturity (%)
              3.75    3.37    3.10    2.90    2.80 Duration
85......... 12.136  12.614  13.003  13.355  13.544 Yield to Maturity (%)
              3.76    3.37    3.11    2.90    2.80 Duration
85-16/32... 11.981  12.441  12.816  13.155  13.337 Yield to Maturity (%)
              3.77    3.38    3.12    2.91    2.81 Duration
86......... 11.878  12.270  12.631  12.956  13.131 Yield to Maturity (%)
              3.78    3.39    3.12    2.92    2.82 Duration
86-16/32... 11.676  12.101  12.447  12.759  12.927 Yield to Maturity (%)
              3.79    3.40    3.13    2.92    2.82 Duration
87......... 11.526  11.933  12.264  12.563  12.724 Yield to Maturity (%)
              3.80    3.41    3.14    2.93    2.83 Duration
87-16/32... 11.376  11.766  12.083  12.369  12.523 Yield to Maturity (%)
              3.81    3.41    3.14    2.94    2.83 Duration
88......... 11.228  11.600  11.904  12.177  12.324 Yield to Maturity (%)
              3.82    3.42    3.15    2.94    2.84 Duration
88-16/32... 11.081  11.436  11.725  11.986  12.126 Yield to Maturity (%)
              3.83    3.43    3.16    2.95    2.85 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             3.99    3.71    3.49    3.29    3.18  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            10/01   04/01   12/00   09/00   07/00  Last Principal Payment Date

82-16/32... 14.059  14.409  14.727  15.062  15.279 Yield to Maturity (%)
              3.02    2.86    2.72    2.59    2.51 Duration
83-........ 13.860  14.199  14.507  14.831  15.041 Yield to Maturity (%)
              3.03    2.86    2.73    2.60    2.52 Duration
83-16/32... 13.664  13.991  14.289  14.602  14.805 Yield to Maturity (%)
              3.04    2.87    2.73    2.60    2.52 Duration
84......... 13.469  13.785  14.073  14.375  14.570 Yield to Maturity (%)
              3.04    2.88    2.74    2.61    2.53 Duration
84-16/32... 13.276  13.580  13.858  14.149  14.338 Yield to Maturity (%)
              3.05    2.88    2.75    2.61    2.54 Duration
85......... 13.084  13.377  13.645  13.926  14.107 Yield to Maturity (%)
              3.06    2.89    2.75    2.62    2.54 Duration
85-16/32... 12.894  13.176  13.434  13.704  13.878 Yield to Maturity (%)
              3.06    2.90    2.76    2.63    2.55 Duration
86......... 12.705  12.977  13.224  13.483  13.651 Yield to Maturity (%)
              3.07    2.90    2.76    2.63    2.55 Duration
86-16/32... 12.518  12.779  13.016  13.265  13.426 Yield to Maturity (%)
              3.08    2.91    2.77    2.64    2.56 Duration
87......... 12.332  12.582  12.810  13.048  13.202 Yield to Maturity (%)
              3.09    2.91    2.78    2.64    2.56 Duration
87-16/32... 12.148  12.387  12.605  12.833  12.981 Yield to Maturity (%)
              3.09    2.92    2.78    2.65    2.57 Duration
88......... 11.965  12.194  12.402  12.620  12.760 Yield to Maturity (%)
              3.10    2.93    2.79    2.65    2.57 Duration
88-16/32... 11.784  12.002  12.200  12.408  12.542 Yield to Maturity (%)
              3.11    2.93    2.79    2.66    2.58 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Decreases 1% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%    18%
---------     --      --      ---     ---    ---
             3.44    3.25    3.09    2.93    2.85  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/00   08/00   06/00   04/00   02/00  Last Principal Payment Date

82-16/32... 14.834  15.151  15.459  15.792  15.992 Yield to Maturity (%)
              2.68    2.56    2.45    2.35    2.29 Duration
83-........ 14.610  14.917  15.215  15.537  15.730 Yield to Maturity (%)
              2.68    2.56    2.46    2.35    2.29 Duration
83-16/32... 14.388  14.685  14.973  15.284  15.470 Yield to Maturity (%)
              2.69    2.57    2.46    2.36    2.30 Duration
84......... 14.168  14.455  14.732  15.032  15.212 Yield to Maturity (%)
              2.69    2.57    2.47    2.36    2.30 Duration
84-16/32... 13.950  14.226  14.494  14.783  14.956 Yield to Maturity (%)
              2.70    2.58    2.47    2.37    2.31 Duration
85......... 13.733  13.999  14.257  14.536  14.703 Yield to Maturity (%)
              2.71    2.59    2.48    2.37    2.31 Duration
85-16/32... 13.518  13.774  14.022  14.291  14.451 Yield to Maturity (%)
              2.71    2.59    2.48    2.38    2.32 Duration
86......... 13.305  13.551  13.790  14.047  14.201 Yield to Maturity (%)
              2.72    2.60    2.49    2.38    2.32 Duration
86-16/32... 13.094  13.330  13.559  13.806  13.954 Yield to Maturity (%)
              2.72    2.60    2.49    2.39    2.33 Duration
87......... 12.884  13.110  13.329  13.566  13.708 Yield to Maturity (%)
              2.73    2.61    2.50    2.39    2.33 Duration
87-16/32... 12.676  12.892  13.102  13.328  13.464 Yield to Maturity (%)
              2.74    2.61    2.50    2.40    2.33 Duration
88......... 12.469  12.676  12.876  13.092  13.222 Yield to Maturity (%)
              2.74    2.62    2.51    2.40    2.34 Duration
88-16/32... 12.264  12.461  12.652  12.858  12.982 Yield to Maturity (%)
              2.75    2.62    2.51    2.40    2.34 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 13

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             9.65    7.36    5.61    4.74    4.37  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/09   09/06   02/04   08/02   02/02  Last Principal Payment Date

82-16/32... 11.292  11.838  12.608  13.220  13.569 Yield to Maturity (%)
              5.57    4.80    4.00    3.53    3.31 Duration
83......... 11.184  11.713  12.459  13.050  13.388 Yield to Maturity (%)
              5.59    4.81    4.01    3.54    3.32 Duration
83-16/32... 11.078  11.589  12.311  12.882  13.208 Yield to Maturity (%)
              5.61    4.83    4.02    3.55    3.32 Duration
84......... 10.972  11.467  12.163  12.715  13.030 Yield to Maturity (%)
              5.63    4.84    4.03    3.56    3.33 Duration
84-16/32... 10.868  11.345  12.017  12.550  12.853 Yield to Maturity (%)
              5.65    4.86    4.04    3.56    3.34 Duration
85......... 10.764  11.225  11.873  12.385  12.678 Yield to Maturity (%)
              5.67    4.87    4.05    3.57    3.34 Duration
85-16/32... 10.662  11.106  11.729  12.223  12.504 Yield to Maturity (%)
              5.69    4.88    4.06    3.58    3.35 Duration
86......... 10.560  10.987  11.587  12.061  12.332 Yield to Maturity (%)
              5.71    4.89    4.07    3.59    3.36 Duration
86-16/32... 10.460  10.870  11.445  11.901  12.160 Yield to Maturity (%)
              5.73    4.91    4.08    3.59    3.36 Duration
87......... 10.360  10.753  11.305  11.742  11.990 Yield to Maturity (%)
              5.75    4.92    4.09    3.60    3.37 Duration
87-16/32... 10.261  10.638  11.166  11.584  11.822 Yield to Maturity (%)
              5.76    4.93    4.09    3.61    3.38 Duration
88......... 10.163  10.523  11.028  11.427  11.654 Yield to Maturity (%)
              5.78    4.95    4.10    3.61    3.38 Duration
88-16/32... 10.066  10.410  10.891  11.272  11.488 Yield to Maturity (%)
              5.80    4.96    4.11    3.62    3.39 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             6.14    4.88    4.33    3.92    3.73  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            12/05   11/02   01/02   06/01   02/01  Last Principal Payment Date

82-16/32... 12.352  13.115  13.613  14.076  14.327 Yield to Maturity (%)
              4.23    3.60    3.28    3.03    2.91 Duration
83......... 12.211  12.948  13.430  13.879  14.121 Yield to Maturity (%)
              4.24    3.61    3.29    3.04    2.91 Duration
83-16/32... 12.070  12.784  13.249  13.683  13.917 Yield to Maturity (%)
              4.25    3.62    3.30    3.04    2.92 Duration
84......... 11.931  12.620  13.070  13.488  13.714 Yield to Maturity (%)
              4.26    3.63    3.30    3.05    2.93 Duration
84-16/32... 11.793  12.458  12.892  13.295  13.513 Yield to Maturity (%)
              4.27    3.64    3.31    3.05    2.93 Duration
85......... 11.656  12.297  12.715  13.103  13.313 Yield to Maturity (%)
              4.28    3.64    3.32    3.06    2.94 Duration
85-16/32... 11.520  12.137  12.539  12.913  13.115 Yield to Maturity (%)
              4.29    3.65    3.32    3.07    2.94 Duration
86......... 11.386  11.979  12.365  12.725  12.919 Yield to Maturity (%)
              4.31    3.66    3.33    3.07    2.95 Duration
86-16/32... 11.252  11.822  12.193  12.538  12.724 Yield to Maturity (%)
              4.32    3.67    3.34    3.08    2.95 Duration
87......... 11.120  11.666  12.021  12.352  12.530 Yield to Maturity (%)
              4.33    3.67    3.34    3.08    2.96 Duration
87-16/32... 10.989  11.511  11.851  12.167  12.338 Yield to Maturity (%)
              4.34    3.68    3.35    3.09    2.96 Duration
88......... 10.858  11.358  11.683  11.985  12.147 Yield to Maturity (%)
              4.35    3.69    3.36    3.09    2.97 Duration
88-16/32... 10.729  11.206  11.515  11.803  11.958 Yield to Maturity (%)
              4.36    3.70    3.36    3.10    2.98 Duration

----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                      Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             4.30    3.94    3.67    3.44    3.31  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/02   07/01   02/01   10/00   08/00  Last Principal Payment Date

82-16/32... 13.651  14.050  14.407  14.764  14.997 Yield to Maturity (%)
              3.26    3.04    2.87    2.72    2.62 Duration
83......... 13.467  13.853  14.198  14.544  14.769 Yield to Maturity (%)
              3.26    3.05    2.88    2.72    2.63 Duration
83-16/32... 13.285  13.658  13.991  14.325  14.543 Yield to Maturity (%)
              3.27    3.05    2.88    2.73    2.64 Duration
84......... 13.104  13.464  13.786  14.108  14.318 Yield to Maturity (%)
              3.28    3.06    2.89    2.73    2.64 Duration
84-16/32... 12.924  13.272  13.582  13.893  14.095 Yield to Maturity (%)
              3.29    3.07    2.89    2.74    2.65 Duration
85......... 12.746  13.081  13.380  13.679  13.874 Yield to Maturity (%)
              3.29    3.07    2.90    2.74    2.65 Duration
85-16/32... 12.570  12.892  13.179  13.467  13.655 Yield to Maturity (%)
              3.30    3.08    2.90    2.75    2.66 Duration
86......... 12.394  12.704  12.980  13.257  13.437 Yield to Maturity (%)
              3.31    3.08    2.91    2.75    2.66 Duration
86-16/32... 12.220  12.517  12.782  13.048  13.221 Yield to Maturity (%)
              3.31    3.09    2.92    2.76    2.67 Duration
87......... 12.048  12.333  12.586  12.841  13.006 Yield to Maturity (%)
              3.32    3.10    2.92    2.76    2.67 Duration
87-16/32... 11.877  12.149  12.392  12.635  12.793 Yield to Maturity (%)
              3.33    3.10    2.93    2.77    2.68 Duration
88......... 11.707  11.967  12.199  12.431  12.582 Yield to Maturity (%)
              3.33    3.11    2.93    2.77    2.68 Duration
88-16/32... 11.538  11.786  12.007  12.228  12.373 Yield to Maturity (%)
              3.34    3.11    2.94    2.78    2.69 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 1% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             3.64    3.42    3.23    3.05    2.96  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            02/01   10/00   07/00   04/00   03/00  Last Principal Payment Date

82-16/32... 14.462  14.803  15.134  15.488  15.703 Yield to Maturity (%)
              2.84    2.70    2.57    2.45    2.38 Duration
83......... 14.252  14.581  14.901  15.244  15.451 Yield to Maturity (%)
              2.85    2.71    2.58    2.45    2.38 Duration
83-16/32... 14.043  14.361  14.670  15.001  15.201 Yield to Maturity (%)
              2.86    2.71    2.58    2.46    2.39 Duration
84......... 13.836  14.142  14.441  14.761  14.954 Yield to Maturity (%)
              2.86    2.72    2.59    2.46    2.39 Duration
84-16/32... 13.630  13.926  14.214  14.522  14.708 Yield to Maturity (%)
              2.87    2.72    2.59    2.47    2.40 Duration
85......... 13.426  13.711  13.988  14.285  14.464 Yield to Maturity (%)
              2.87    2.73    2.60    2.47    2.40 Duration
85-16/32... 13.224  13.498  13.764  14.050  14.222 Yield to Maturity (%)
              2.88    2.73    2.60    2.48    2.41 Duration
86......... 13.023  13.286  13.542  13.816  13.982 Yield to Maturity (%)
              2.88    2.74    2.61    2.48    2.41 Duration
86-16/32... 12.823  13.076  13.322  13.585  13.744 Yield to Maturity (%)
              2.89    2.74    2.61    2.49    2.42 Duration
87......... 12.626  12.868  13.103  13.355  13.507 Yield to Maturity (%)
              2.89    2.75    2.62    2.49    2.42 Duration
87-16/32... 12.429  12.661  12.886  13.127  13.272 Yield to Maturity (%)
              2.90    2.75    2.62    2.50    2.43 Duration
88......... 12.234  12.455  12.670  12.900  13.039 Yield to Maturity (%)
              2.91    2.76    2.63    2.50    2.43 Duration
88-16/32... 12.041  12.252  12.456  12.676  12.808 Yield to Maturity (%)
              2.91    2.76    2.63    2.51    2.43 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 14

                  Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%    15%     18%
---------     --     --      ---    ---     ---
            10.54     7.89    5.89   4.90    4.49  Weighted Average Life (years)
            11/96    11/96   11/96  11/96   11/96  First Principal Payment Date
            08/10    02/07   05/04  10/02   03/02  Last Principal Payment Date

82-16/32... 11.083  11.632  12.423 13.065  13.423  Yield to Maturity (%)
              5.98    5.09    4.18   3.65    3.41  Duration
83......... 10.983  11.514  12.280 12.901  13.247  Yield to Maturity (%)
              6.00    5.11    4.19   3.66    3.41  Duration
83-16/32... 10.883  11.398  12.138 12.739  13.073  Yield to Maturity (%)
              6.02    5.12    4.20   3.66    3.42  Duration
84......... 10.785  11.282  11.997 12.577  12.900  Yield to Maturity (%)
              6.04    5.14    4.21   3.67    3.43  Duration
84-16/32... 10.688  11.167  11.857 12.417  12.728  Yield to Maturity (%)
              6.06    5.15    4.22   3.68    3.43  Duration
85......... 10.591  11.054  11.719 12.258  12.557  Yield to Maturity (%)
              6.08    5.16    4.23   3.69    3.44  Duration
85-16/32... 10.496  10.941  11.581 12.100  12.388  Yield to Maturity (%)
              6.10    5.18    4.24   3.69    3.45  Duration
86......... 10.401  10.830  11.445 11.943  12.220  Yield to Maturity (%)
              6.12    5.19    4.25   3.70    3.45  Duration
86-16/32... 10.307  10.719  11.309 11.788  12.054  Yield to Maturity (%)
              6.14    5.20    4.26   3.71    3.46  Duration
87......... 10.214  10.609  11.175 11.634  11.889  Yield to Maturity (%)
              6.16    5.22    4.27   3.71    3.46  Duration
87-16/32... 10.122  10.500  11.042 11.481  11.725  Yield to Maturity (%)
              6.18    5.23    4.27   3.72    3.47  Duration
88......... 10.031  10.392  10.910 11.329  11.562  Yield to Maturity (%)
              6.20    5.24    4.28   3.73    3.48  Duration
88-16/32...  9.940  10.285  10.779 11.178  11.400  Yield to Maturity (%)
              6.22    5.25    4.29   3.74    3.48  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                  Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
              6.71    5.09    4.47    4.02    3.81 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             09/06   03/03   03/02   07/01   03/01 Last Principal Payment Date

82-16/32... 12.066  12.924  13.446  13.927  14.191 Yield to Maturity (%)
              4.54    3.75    3.39    3.11    2.98 Duration
83......... 11.934  12.765  13.269  13.734  13.990 Yield to Maturity (%)
              4.55    3.76    3.40    3.12    2.98 Duration
83-16/32... 11.803  12.606  13.094  13.544  13.790 Yield to Maturity (%)
              4.56    3.77    3.40    3.12    2.99 Duration
84......... 11.674  12.449  12.920  13.354  13.592 Yield to Maturity (%)
              4.58    3.78    3.41    3.13    2.99 Duration
84-16/32... 11.545  12.294  12.748  13.166  13.395 Yield to Maturity (%)
              4.59    3.79    3.42    3.14    3.00 Duration
85......... 11.418  12.139  12.576  12.980  13.200 Yield to Maturity (%)
              4.60    3.79    3.42    3.14    3.01 Duration
85-16/32... 11.291  11.986  12.407  12.794  13.007 Yield to Maturity (%)
              4.61    3.80    3.43    3.15    3.01 Duration
86......... 11.166  11.834  12.238  12.611  12.815 Yield to Maturity (%)
              4.62    3.81    3.44    3.15    3.02 Duration
86-16/32... 11.041  11.683  12.071  12.428  12.624 Yield to Maturity (%)
              4.63    3.82    3.44    3.16    3.02 Duration
87......... 10.918  11.533  11.905  12.247  12.435 Yield to Maturity (%)
              4.64    3.82    3.45    3.16    3.03 Duration
87-16/32... 10.796  11.384  11.740  12.068  12.247 Yield to Maturity (%)
              4.65    3.83    3.46    3.17    3.03 Duration
88......... 10.674  11.237  11.577  11.890  12.061 Yield to Maturity (%)
              4.67    3.84    3.46    3.18    3.04 Duration
88-16/32... 10.554  11.090  11.414  11.713  11.876 Yield to Maturity (%)
              4.68    3.84    3.47    3.18    3.04 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                  Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
            4.46     4.07    3.77    3.52    3.37  Weighted Average Life (years)
           11/96    11/96   11/96   11/96   11/96  First Principal Payment Date
           03/02    08/01   02/01   10/00   08/00  Last Principal Payment Date

82-16/32...13.455  13.875  14.252  14.622  14.861  Yield to Maturity (%)
             3.38    3.14    2.95    2.78    2.68  Duration
83.........13.278  13.685  14.049  14.406  14.638  Yield to Maturity (%)
             3.39    3.15    2.95    2.79    2.69  Duration
83-16/32...13.103  13.495  13.848  14.193  14.416  Yield to Maturity (%)
             3.40    3.15    2.96    2.79    2.69  Duration
84.........12.929  13.307  13.648  13.981  14.196  Yield to Maturity (%)
             3.40    3.16    2.96    2.80    2.70  Duration
84-16/32...12.756  13.121  13.449  13.770  13.978  Yield to Maturity (%)
             3.41    3.16    2.97    2.80    2.70  Duration
85.........12.584  12.936  13.252  13.561  13.761  Yield to Maturity (%)
             3.42    3.17    2.98    2.81    2.71  Duration
85-16/32...12.414  12.753  13.057  13.354  13.546  Yield to Maturity (%)
             3.42    3.18    2.98    2.81    2.71  Duration
86.........12.245  12.571  12.863  13.148  13.333  Yield to Maturity (%)
             3.43    3.18    2.99    2.82    2.72  Duration
86-16/32...12.078  12.390  12.670  12.944  13.122  Yield to Maturity (%)
             3.44    3.19    2.99    2.82    2.72  Duration
87.........11.911  12.211  12.479  12.742  12.912  Yield to Maturity (%)
             3.44    3.19    3.00    2.83    2.73  Duration
87-16/32...11.746  12.033  12.289  12.541  12.703  Yield to Maturity (%)
             3.45    3.20    3.00    2.83    2.73  Duration
88.........11.582  11.856  12.101  12.341  12.496  Yield to Maturity (%)
             3.46    3.20    3.01    2.84    2.74  Duration
88-16/32...11.420  11.680  11.914  12.143  12.291  Yield to Maturity (%)
             3.46    3.21    3.01    2.84    2.74  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                  Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 2% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%    18%
---------      --     --      ---     ---    ---
              3.75    3.51    3.31    3.12   3.01  Weighted Average Life (years)
             11/96   11/96   11/96   11/96  11/96  First Principal Payment Date
             02/01   10/00   07/00   05/00  03/00  Last Principal Payment Date

82-16/32... 14.283  14.637  14.977  15.340 15.562  Yield to Maturity (%)
              2.93    2.77    2.64    2.50   2.43  Duration
83......... 14.079  14.421  14.750  15.100 15.316  Yield to Maturity (%)
              2.94    2.78    2.64    2.51   2.43  Duration
83-16/32... 13.876  14.207  14.524  14.863 15.071  Yield to Maturity (%)
              2.94    2.78    2.65    2.51   2.44  Duration
84......... 13.675  13.994  14.300  14.627 14.828  Yield to Maturity (%)
              2.95    2.79    2.65    2.52   2.44  Duration
84-16/32... 13.476  13.783  14.078  14.394 14.587  Yield to Maturity (%)
              2.95    2.79    2.66    2.52   2.45  Duration
85......... 13.278  13.574  13.858  14.162 14.348  Yield to Maturity (%)
              2.96    2.80    2.66    2.53   2.45  Duration
85-16/32... 13.081  13.366  13.640  13.932 14.111  Yield to Maturity (%)
              2.97    2.80    2.67    2.53   2.46  Duration
86......... 12.886  13.160  13.423  13.703 13.875  Yield to Maturity (%)
              2.97    2.81    2.67    2.54   2.46  Duration
86-16/32... 12.693  12.955  13.207  13.476 13.641  Yield to Maturity (%)
              2.98    2.81    2.68    2.54   2.46  Duration
87......... 12.501  12.752  12.994  13.251 13.409  Yield to Maturity (%)
              2.98    2.82    2.68    2.54   2.47  Duration
87-16/32... 12.310  12.551  12.782  13.028 13.179  Yield to Maturity (%)
              2.99    2.82    2.68    2.55   2.47  Duration
88......... 12.121  12.351  12.571  12.806 12.951  Yield to Maturity (%)
              2.99    2.83    2.69    2.55   2.48  Duration
88-16/32... 11.933  12.152  12.362  12.586 12.724  Yield to Maturity (%)
              3.00    2.83    2.69    2.56   2.48  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 15

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
            11.53     8.45    6.19    5.07    4.62 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            05/11    05/07   09/04   12/02   05/02 Last Principal Payment Date

82-16/32... 10.886  11.439  12.240  12.913  13.280 Yield to Maturity (%)
              6.42    5.40    4.38    3.77    3.51 Duration
83......... 10.793  11.328  12.103  12.754  13.109 Yield to Maturity (%)
              6.45    5.42    4.39    3.78    3.51 Duration
83-16/32... 10.701  11.218  11.968  12.596  12.939 Yield to Maturity (%)
              6.47    5.43    4.40    3.79    3.52 Duration
84......... 10.609  11.109  11.833  12.440  12.771 Yield to Maturity (%)
              6.49    5.44    4.40    3.79    3.53 Duration
84-16/32... 10.518  11.001  11.700  12.285  12.604 Yield to Maturity (%)
              6.51    5.46    4.41    3.80    3.53 Duration
85......... 10.429  10.894  11.567  12.131  12.438 Yield to Maturity (%)
              6.53    5.47    4.42    3.81    3.54 Duration
85-16/32... 10.339  10.788  11.436  11.978  12.274 Yield to Maturity (%)
              6.55    5.48    4.43    3.82    3.54 Duration
86......... 10.251  10.683  11.305  11.827  12.111 Yield to Maturity (%)
              6.57    5.50    4.44    3.82    3.55 Duration
86-16/32... 10.164  10.578  11.176  11.676  11.949 Yield to Maturity (%)
              6.59    5.51    4.45    3.83    3.56 Duration
87......... 10.077  10.474  11.047  11.527  11.788 Yield to Maturity (%)
              6.61    5.52    4.46    3.84    3.56 Duration
87-16/32...  9.991  10.371  10.920  11.379  11.629 Yield to Maturity (%)
              6.63    5.54    4.47    3.84    3.57 Duration
88.........  9.906  10.269  10.793  11.232  11.471 Yield to Maturity (%)
              6.64    5.55    4.48    3.85    3.58 Duration
88-16/32...  9.821  10.168  10.668  11.086  11.313 Yield to Maturity (%)
              6.66    5.56    4.48    3.86    3.58 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
              7.36    5.33    4.62    4.13    3.90 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             04/07   08/03   04/02   08/01   04/01 Last Principal Payment Date

82-16/32... 11.788  12.730  13.281  13.781  14.056 Yield to Maturity (%)
              4.89    3.92    3.51    3.20    3.05 Duration
83......... 11.666  12.577  13.111  13.594  13.860 Yield to Maturity (%)
              4.90    3.93    3.51    3.20    3.06 Duration
83-16/32... 11.545  12.425  12.941  13.408  13.665 Yield to Maturity (%)
              4.92    3.94    3.52    3.21    3.06 Duration
84......... 11.424  12.275  12.773  13.224  13.471 Yield to Maturity (%)
              4.93    3.94    3.52    3.21    3.07 Duration
84-16/32... 11.305  12.126  12.606  13.041  13.279 Yield to Maturity (%)
              4.94    3.95    3.53    3.22    3.07 Duration
85......... 11.186  11.978  12.440  12.859  13.089 Yield to Maturity (%)
              4.95    3.96    3.54    3.23    3.08 Duration
85-16/32... 11.069  11.831  12.276  12.679  12.900 Yield to Maturity (%)
              4.96    3.97    3.54    3.23    3.08 Duration
86......... 10.953  11.685  12.113  12.500  12.712 Yield to Maturity (%)
              4.97    3.97    3.55    3.24    3.09 Duration
86-16/32... 10.837  11.540  11.951  12.322  12.526 Yield to Maturity (%)
              4.99    3.98    3.56    3.24    3.09 Duration
87......... 10.722  11.397  11.790  12.146  12.341 Yield to Maturity (%)
              5.00    3.99    3.56    3.25    3.10 Duration
87-16/32... 10.609  11.254  11.630  11.971  12.158 Yield to Maturity (%)
              5.01    3.99    3.57    3.25    3.10 Duration
88......... 10.496  11.113  11.472  11.797  11.976 Yield to Maturity (%)
              5.02    4.00    3.57    3.26    3.11 Duration
88-16/32... 10.384  10.972  11.315  11.625  11.795 Yield to Maturity (%)
              5.03    4.01    3.58    3.26    3.11 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---
            4.64     4.20    3.86    3.59    3.44  Weighted Average Life (years)
           11/96    11/96   11/96   11/96   11/96  First Principal Payment Date
           04/02    09/01   03/01   11/00   09/00  Last Principal Payment Date

82-16/32...13.264  13.703  14.102  14.481  14.724  Yield to Maturity (%)
             3.52    3.24    3.03    2.85    2.74  Duration
83.........13.094  13.518  13.904  14.271  14.506  Yield to Maturity (%)
             3.52    3.25    3.03    2.85    2.75  Duration
83-16/32...12.925  13.335  13.708  14.062  14.289  Yield to Maturity (%)
             3.53    3.25    3.04    2.86    2.75  Duration
84.........12.757  13.153  13.513  13.855  14.074  Yield to Maturity (%)
             3.54    3.26    3.04    2.86    2.76  Duration
84-16/32...12.591  12.973  13.319  13.649  13.860  Yield to Maturity (%)
             3.54    3.27    3.05    2.87    2.76  Duration
85.........12.426  12.793  13.127  13.445  13.648  Yield to Maturity (%)
             3.55    3.27    3.05    2.87    2.77  Duration
85-16/32...12.262  12.616  12.937  13.243  13.438  Yield to Maturity (%)
             3.56    3.28    3.06    2.88    2.77  Duration
86.........12.099  12.439  12.748  13.041  13.229  Yield to Maturity (%)
             3.56    3.28    3.06    2.88    2.77  Duration
86-16/32...11.938  12.264  12.560  12.842  13.022  Yield to Maturity (%)
             3.57    3.29    3.07    2.89    2.78  Duration
87.........11.778  12.090  12.374  12.644  12.816  Yield to Maturity (%)
             3.57    3.29    3.07    2.89    2.78  Duration
87-16/32...11.619  11.918  12.189  12.447  12.612  Yield to Maturity (%)
             3.58    3.30    3.08    2.90    2.79  Duration
88.........11.461  11.746  12.006  12.252  12.409  Yield to Maturity (%)
             3.59    3.30    3.08    2.90    2.79  Duration
88-16/32...11.304  11.576  11.823  12.058  12.208  Yield to Maturity (%)
             3.59    3.31    3.09    2.90    2.80  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                 Weighted Average Life, First Principal Payment
                    Date, Last Principal Payment Date, Yield
                     and Duration of Class E-2 Certificates
                     at Various Assumed Prices and Mortgage
                      Loan Default Rates and Assuming LIBOR
                         Increases 3% and No Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
              3.86    3.60    3.38    3.18    3.07 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             04/01   11/00   08/00   05/00   04/00 Last Principal Payment Date

82-16/32... 14.105  14.476  14.823  15.195  15.424 Yield to Maturity (%)
              3.03    2.85    2.70    2.56    2.48 Duration
83......... 13.907  14.266  14.601  14.960  15.182 Yield to Maturity (%)
              3.03    2.85    2.71    2.56    2.48 Duration
83-16/32... 13.711  14.057  14.381  14.728  14.942 Yield to Maturity (%)
              3.04    2.86    2.71    2.57    2.49 Duration
84......... 13.516  13.850  14.163  14.498  14.704 Yield to Maturity (%)
              3.04    2.86    2.72    2.57    2.49 Duration
84-16/32... 13.322  13.644  13.946  14.269  14.468 Yield to Maturity (%)
              3.05    2.87    2.72    2.58    2.50 Duration
85......... 13.130  13.440  13.731  14.042  14.234 Yield to Maturity (%)
              3.05    2.87    2.72    2.58    2.50 Duration
85-16/32... 12.940  13.238  13.518  13.816  14.001 Yield to Maturity (%)
              3.06    2.88    2.73    2.59    2.50 Duration
86......... 12.751  13.037  13.306  13.593  13.770 Yield to Maturity (%)
              3.06    2.88    2.73    2.59    2.51 Duration
86-16/32... 12.563  12.838  13.095  13.371  13.541 Yield to Maturity (%)
              3.07    2.89    2.74    2.59    2.51 Duration
87......... 12.376  12.640  12.887  13.150  13.313 Yield to Maturity (%)
              3.07    2.89    2.74    2.60    2.52 Duration
87-16/32... 12.191  12.443  12.679  12.932  13.087 Yield to Maturity (%)
              3.08    2.90    2.75    2.60    2.52 Duration
88......... 12.008  12.248  12.474  12.714  12.863 Yield to Maturity (%)
              3.08    2.90    2.75    2.61    2.52 Duration
88-16/32... 11.825  12.055  12.269  12.499  12.641 Yield to Maturity (%)
              3.09    2.91    2.76    2.61    2.53 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 16

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-2 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             8.49    6.82    5.89    5.37    5.08  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            04/09   01/06   02/04   04/03   11/02  Last Principal Payment Date

82-16/32... 11.643  12.092  12.488  12.779  12.978 Yield to Maturity (%)
              4.99    4.48    4.10    3.85    3.70 Duration
83......... 11.523  11.958  12.341  12.623  12.816 Yield to Maturity (%)
              5.01    4.49    4.11    3.86    3.71 Duration
83-16/32... 11.404  11.825  12.197  12.469  12.656 Yield to Maturity (%)
              5.03    4.51    4.12    3.87    3.72 Duration
84......... 11.286  11.694  12.053  12.316  12.496 Yield to Maturity (%)
              5.04    4.52    4.13    3.88    3.72 Duration
84-16/32... 11.170  11.564  11.910  12.165  12.338 Yield to Maturity (%)
              5.06    4.53    4.14    3.89    3.73 Duration
85......... 11.055  11.435  11.769  12.014  12.182 Yield to Maturity (%)
              5.08    4.55    4.15    3.90    3.74 Duration
85-16/32... 10.940  11.307  11.629  11.865  12.026 Yield to Maturity (%)
              5.10    4.56    4.16    3.91    3.75 Duration
86......... 10.827  11.180  11.490  11.717  11.872 Yield to Maturity (%)
              5.12    4.57    4.17    3.92    3.76 Duration
86-16/32... 10.715  11.055  11.352  11.570  11.719 Yield to Maturity (%)
              5.14    4.59    4.18    3.93    3.77 Duration
87......... 10.604  10.930  11.216  11.425  11.568 Yield to Maturity (%)
              5.16    4.60    4.19    3.93    3.77 Duration
87-16/32... 10.494  10.807  11.080  11.280  11.417 Yield to Maturity (%)
              5.18    4.61    4.20    3.94    3.78 Duration
88......... 10.385  10.684  10.946  11.137  11.268 Yield to Maturity (%)
              5.20    4.63    4.21    3.95    3.79 Duration
88-16/32... 10.277  10.563  10.812  10.995  11.119 Yield to Maturity (%)
              5.22    4.64    4.22    3.96    3.80 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-2 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             6.58     5.44    4.97    4.52    4.27 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            04/06    07/03   10/02   04/02   12/01 Last Principal Payment Date

82-16/32... 12.173  12.753  12.069  13.443  13.692 Yield to Maturity (%)
              4.39    3.87    3.63    3.38    3.23 Duration
83......... 12.037  12.598  13.904  13.266  13.507 Yield to Maturity (%)
              4.40    3.88    3.64    3.39    3.24 Duration
83-16/32... 11.902  12.444  12.740  13.090  13.323 Yield to Maturity (%)
              4.42    3.89    3.65    3.39    3.25 Duration
84......... 11.768  12.292  12.578  12.916  13.140 Yield to Maturity (%)
              4.43    3.90    3.65    3.40    3.25 Duration
84-16/32... 11.635  12.141  12.417  12.743  12.960 Yield to Maturity (%)
              4.44    3.91    3.66    3.41    3.26 Duration
85......... 11.504  11.991  12.257  12.571  12.780 Yield to Maturity (%)
              4.46    3.92    3.67    3.42    3.27 Duration
85-16/32... 11.373  11.843  12.099  12.401  12.602 Yield to Maturity (%)
              4.47    3.92    3.68    3.42    3.27 Duration
86......... 11.244  11.696  11.942  12.232  12.425 Yield to Maturity (%)
              4.48    3.93    3.69    3.43    3.28 Duration
86-16/32... 11.116  11.550  11.786  12.065  12.250 Yield to Maturity (%)
              4.50    3.94    3.70    3.44    3.29 Duration
87......... 10.989  11.405  11.631  11.899  12.076 Yield to Maturity (%)
              4.51    3.95    3.70    3.45    3.29 Duration
87-16/32... 10.863  11.261  11.478  11.734  11.904 Yield to Maturity (%)
              4.52    3.96    3.71    3.45    3.30 Duration
88......... 10.738  11.118  11.326  11.570  11.732 Yield to Maturity (%)
              4.53    3.97    3.72    3.46    3.31 Duration
88-16/32... 10.614  10.977  11.175  11.408  11.562 Yield to Maturity (%)
              4.55    3.98    3.73    3.47    3.31 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-2 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             5.89    4.54    4.14    3.82    3.65  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            03/05   05/02   10/01   05/01   02/01  Last Principal Payment Date

82-16/32... 12.406  13.435  13.836  14.219  14.463 Yield to Maturity (%)
              4.17    3.38    3.15    2.95    2.84 Duration
83......... 12.263  13.258  13.645  14.016  14.252 Yield to Maturity (%)
              4.18    3.39    3.16    2.96    2.85 Duration
83-16/32... 12.121  13.082  13.457  13.815  14.043 Yield to Maturity (%)
              4.20    3.40    3.16    2.97    2.85 Duration
84......... 11.980  12.908  13.270  13.615  13.836 Yield to Maturity (%)
              4.21    3.40    3.17    2.97    2.86 Duration
84-16/32... 11.840  12.735  13.084  13.417  13.630 Yield to Maturity (%)
              4.22    3.41    3.18    2.98    2.86 Duration
85......... 11.701  12.564  12.900  13.221  13.426 Yield to Maturity (%)
              4.23    3.42    3.18    2.98    2.87 Duration
85-16/32... 11.564  12.394  12.717  13.026  13.223 Yield to Maturity (%)
              4.24    3.43    3.19    2.99    2.88 Duration
86......... 11.427  12.225  12.536  12.833  13.022 Yield to Maturity (%)
              4.25    3.44    3.20    3.00    2.88 Duration
86-16/32... 11.292  12.058  12.356  12.641  12.823 Yield to Maturity (%)
              4.26    3.44    3.20    3.00    2.89 Duration
87......... 11.158  11.892  12.178  12.451  12.625 Yield to Maturity (%)
              4.27    3.45    3.21    3.01    2.89 Duration
87-16/32... 11.025  11.727  12.000  12.262  12.428 Yield to Maturity (%)
              4.28    3.46    3.22    3.02    2.90 Duration
88......... 10.893  11.563  11.825  12.074  12.233 Yield to Maturity (%)
              4.29    3.46    3.22    3.02    2.90 Duration
88-16/32... 10.762  11.401  11.650  11.888  12.040 Yield to Maturity (%)
              4.30    3.47    3.23    3.03    2.91 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                      Duration of Class E-2 Certificates at
                    Various Assumed Prices and Mortgage Loan
                   Default Rates and Assuming Unchanged LIBOR
                         and 3-Year Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%    18%
---------     --      --      ---     ---    ---
              8.14    4.04    3.52    3.28    3.15 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             03/15   12/01   01/01   09/00   07/00 Last Principal Payment Date

82-16/32... 11.656  13.942  14.665  15.064  15.313  Yield to Maturity (%)
              4.97    3.09    2.75    2.59    2.51  Duration
83......... 11.536  13.748  14.447  14.833  15.074  Yield to Maturity (%)
              4.99    3.10    2.76    2.60    2.51  Duration
83-16/32... 11.417  13.556  14.231  14.604  14.837  Yield to Maturity (%)
              5.01    3.10    2.76    2.61    2.52  Duration
84......... 11.299  13.365  14.017  14.377  14.602  Yield to Maturity (%)
              5.03    3.11    2.77    2.61    2.52  Duration
84-16/32... 11.182  13.176  13.805  14.152  14.368  Yield to Maturity (%)
              5.05    3.12    2.78    2.62    2.53  Duration
85......... 11.066  12.989  13.594  13.928  14.137  Yield to Maturity (%)
              5.07    3.12    2.78    2.62    2.53  Duration
85-16/32... 10.951  12.802  13.385  13.707  13.907  Yield to Maturity (%)
              5.08    3.13    2.79    2.63    2.54  Duration
86......... 10.838  12.618  13.177  13.486  13.679  Yield to Maturity (%)
              5.10    3.14    2.79    2.63    2.54  Duration
86-16/32... 10.725  12.434  12.971  13.268  13.453  Yield to Maturity (%)
              5.12    3.14    2.80    2.64    2.55  Duration
87......... 10.614  12.253  12.767  13.051  13.228  Yield to Maturity (%)
              5.14    3.15    2.80    2.64    2.55  Duration
87-16/32... 10.503  12.072  12.564  12.836  13.006  Yield to Maturity (%)
              5.16    3.16    2.81    2.65    2.56  Duration
88......... 10.394  11.893  12.363  12.623  12.785  Yield to Maturity (%)
              5.18    3.16    2.81    2.65    2.56  Duration
88-16/32... 10.285  11.716  12.164  12.411  12.565  Yield to Maturity (%)
              5.19    3.17    2.82    2.66    2.57  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 17

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%      15%     18%
---------    --      --      ---      ---     ---
             7.56    6.34    5.65    5.20    4.93  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/08   08/05   12/03   03/03   10/02  Last Principal Payment Date

82-16/32....11.970  12.345  12.663  12.927  13.116 Yield to Maturity (%)
              4.55    4.20    3.93    3.72    3.59 Duration
83..........11.838  12.203  12.510  12.766  12.950 Yield to Maturity (%)
              4.57    4.21    3.94    3.73    3.60 Duration
83-16/32....11.708  12.061  12.359  12.607  12.784 Yield to Maturity (%)
              4.59    4.22    3.95    3.74    3.61 Duration
84..........11.579  11.921  12.209  12.449  12.620 Yield to Maturity (%)
              4.61    4.24    3.96    3.75    3.62 Duration
84-16/32....11.452  11.783  12.061  12.292  12.457 Yield to Maturity (%)
              4.62    4.25    3.97    3.76    3.62 Duration
85..........11.325  11.645  11.914  12.136  12.296 Yield to Maturity (%)
              4.64    4.26    3.98    3.77    3.63 Duration
85-16/32....11.200  11.509  11.768  11.982  12.136 Yield to Maturity (%)
              4.66    4.28    3.99    3.78    3.64 Duration
86..........11.076  11.374  11.623  11.829  11.977 Yield to Maturity (%)
              4.68    4.29    4.00    3.79    3.65 Duration
86-16/32....10.954  11.240  11.480  11.678  11.820 Yield to Maturity (%)
              4.70    4.30    4.02    3.80    3.66 Duration
87..........10.832  11.107  11.337  11.528  11.664 Yield to Maturity (%)
              4.72    4.32    4.03    3.81    3.67 Duration
87-16/32....10.712  10.976  11.196  11.378  11.509 Yield to Maturity (%)
              4.73    4.33    4.04    3.82    3.68 Duration
88..........10.592  10.845  11.056  11.230  11.355 Yield to Maturity (%)
              4.75    4.34    4.05    3.83    3.68 Duration
88-16/32....10.474  10.716  10.917  11.084  11.202 Yield to Maturity (%)
              4.77    4.36    4.06    3.84    3.69 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             6.09    5.21    4.80    4.39    4.16  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            08/05   06/03   09/02   03/02   11/01  Last Principal Payment Date

82-16/32... 12.451  12.944  13.233  13.596  13.836 Yield to Maturity (%)
              4.10    3.70    3.50    3.28    3.14 Duration
83......... 12.305  12.782  13.062  13.414  13.645 Yield to Maturity (%)
              4.11    3.71    3.51    3.29    3.15 Duration
83-16/32... 12.160  12.622  12.893  13.232  13.456 Yield to Maturity (%)
              4.13    3.72    3.52    3.29    3.16 Duration
84......... 12.017  12.463  12.725  13.053  13.269 Yield to Maturity (%)
              4.14    3.73    3.53    3.30    3.17 Duration
84-16/32... 11.875  12.305  12.558  12.875  13.083 Yield to Maturity (%)
              4.15    3.74    3.54    3.31    3.17 Duration
85......... 11.734  12.149  12.393  12.698  12.899 Yield to Maturity (%)
              4.16    3.75    3.55    3.32    3.18 Duration
85-16/32... 11.594  11.994  12.229  12.523  12.716 Yield to Maturity (%)
              4.18    3.76    3.56    3.32    3.19 Duration
86......... 11.456  11.841  12.066  12.349  12.535 Yield to Maturity (%)
              4.19    3.77    3.56    3.33    3.19 Duration
86-16/32... 11.319  11.688  11.905  12.176  12.355 Yield to Maturity (%)
              4.20    3.78    3.57    3.34    3.20 Duration
87......... 11.183  11.537  11.745  12.005  12.176 Yield to Maturity (%)
              4.21    3.79    3.58    3.35    3.21 Duration
87-16/32... 11.048  11.388  11.587  11.835  11.999 Yield to Maturity (%)
              4.23    3.80    3.59    3.35    3.21 Duration
88......... 10.914  11.239  11.429  11.667  11.823 Yield to Maturity (%)
              4.24    3.81    3.60    3.36    3.22 Duration
88-16/32... 10.782  11.092  11.273  11.500  11.649 Yield to Maturity (%)
              4.25    3.82    3.61    3.37    3.23 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions

                             30% Annual Default Rate
                             -----------------------
Price (%)    0%      5%      10%     15%     18%
---------    --      --      ---     ---     ---
             5.55    4.39    4.02    3.73    3.56  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            06/04   04/02   09/01   04/01   01/01  Last Principal Payment Date

82-16/32... 12.646  13.616  14.000  14.370  14.613 Yield to Maturity (%)
              3.94    3.26    3.05    2.88    2.77 Duration
83......... 12.494  13.432  13.804  14.162  14.396 Yield to Maturity (%)
              3.95    3.27    3.06    2.88    2.78 Duration
83-16/32... 12.344  13.250  13.610  13.956  14.182 Yield to Maturity (%)
              3.97    3.28    3.07    2.89    2.78 Duration
84......... 12.195  13.069  13.417  13.751  13.969 Yield to Maturity (%)
              3.98    3.29    3.08    2.90    2.79 Duration
84-16/32... 12.047  12.890  13.226  13.548  13.758 Yield to Maturity (%)
              3.99    3.29    3.08    2.90    2.80 Duration
85......... 11.900  12.713  13.036  13.346  13.549 Yield to Maturity (%)
              4.00    3.30    3.09    2.91    2.80 Duration
85-16/32... 11.755  12.537  12.848  13.146  13.342 Yield to Maturity (%)
              4.01    3.31    3.10    2.92    2.81 Duration
86......... 11.610  12.362  12.661  12.948  13.136 Yield to Maturity (%)
              4.02    3.32    3.10    2.92    2.81 Duration
86-16/32... 11.468  12.189  12.476  12.751  12.931 Yield to Maturity (%)
              4.03    3.33    3.11    2.93    2.82 Duration
87......... 11.326  12.017  12.292  12.556  12.729 Yield to Maturity (%)
              4.04    3.33    3.12    2.93    2.82 Duration
87-16/32... 11.185  11.847  12.110  12.363  12.527 Yield to Maturity (%)
              4.05    3.34    3.12    2.94    2.83 Duration
88......... 11.046  11.678  11.929  12.170  12.328 Yield to Maturity (%)
              4.06    3.35    3.13    2.95    2.84 Duration
88-16/32... 10.907  11.510  11.749  11.980  12.130 Yield to Maturity (%)
              4.07    3.36    3.14    2.95    2.84 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             6.79    3.90    3.43    3.21    3.08  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            03/11   10/01   12/00   08/00   06/00  Last Principal Payment Date

82-16/32... 12.079  14.153  14.835  15.221  15.467 Yield to Maturity (%)
              4.46    2.98    2.68    2.53    2.45 Duration
83......... 11.945  13.952  14.611  14.985  15.223 Yield to Maturity (%)
              4.48    2.98    2.68    2.54    2.45 Duration
83-16/32... 11.812  13.752  14.389  14.750  14.980 Yield to Maturity (%)
              4.49    2.99    2.69    2.54    2.46 Duration
84......... 11.680  13.554  14.169  14.518  14.740 Yield to Maturity (%)
              4.51    3.00    2.70    2.55    2.47 Duration
84-16/32... 11.550  13.358  13.951  14.287  14.501 Yield to Maturity (%)
              4.52    3.00    2.70    2.56    2.47 Duration
85......... 11.421  13.163  13.735  14.058  14.264 Yield to Maturity (%)
              4.54    3.01    2.71    2.56    2.48 Duration
85-16/32... 11.293  12.970  13.520  13.831  14.029 Yield to Maturity (%)
              4.55    3.02    2.71    2.57    2.48 Duration
86......... 11.166  12.778  13.307  13.606  13.796 Yield to Maturity (%)
              4.57    3.02    2.72    2.57    2.49 Duration
86-16/32... 11.040  12.588  13.095  13.382  13.565 Yield to Maturity (%)
              4.59    3.03    2.72    2.58    2.49 Duration
87......... 10.916  12.400  12.886  13.160  13.336 Yield to Maturity (%)
              4.60    3.04    2.73    2.58    2.50 Duration
87-16/32... 10.792  12.213  12.678  12.940  13.108 Yield to Maturity (%)
              4.62    3.04    2.74    2.59    2.50 Duration
88......... 10.670  12.027  12.471  12.722  12.882 Yield to Maturity (%)
              4.63    3.05    2.74    2.59    2.51 Duration
88-16/32... 10.549  11.843  12.266  12.505  12.658 Yield to Maturity (%)
              4.64    3.06    2.75    2.60    2.51 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 18

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             9.49    7.35    6.14    5.55    5.23  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            03/10   07/06   04/04   06/03   12/02  Last Principal Payment Date

82-16/32... 11.352  11.850  12.320  12.636  12.844 Yield to Maturity (%)
              5.45    4.78    4.27    3.98    3.81 Duration
83......... 11.242  11.725  12.180  12.485  12.687 Yield to Maturity (%)
              5.47    4.79    4.28    3.99    3.82 Duration
83-16/32... 11.133  11.601  12.041  12.336  12.531 Yield to Maturity (%)
              5.49    4.81    4.29    4.00    3.83 Duration
84......... 11.026  11.478  11.903  12.188  12.377 Yield to Maturity (%)
              5.51    4.82    4.30    4.01    3.84 Duration
84-16/32... 10.919  11.356  11.766  12.042  12.223 Yield to Maturity (%)
              5.53    4.84    4.31    4.02    3.84 Duration
85......... 10.814  11.235  11.631  11.896  12.071 Yield to Maturity (%)
              5.55    4.85    4.32    4.03    3.85 Duration
85-16/32... 10.709  11.115  11.496  11.752  11.920 Yield to Maturity (%)
              5.57    4.86    4.33    4.04    3.86 Duration
86......... 10.605  10.996  11.363  11.608  11.770 Yield to Maturity (%)
              5.59    4.88    4.34    4.05    3.87 Duration
86-16/32... 10.503  10.878  11.231  11.466  11.622 Yield to Maturity (%)
              5.61    4.89    4.35    4.05    3.88 Duration
87......... 10.401  10.762  11.099  11.325  11.474 Yield to Maturity (%)
              5.63    4.90    4.36    4.06    3.88 Duration
87-16/32... 10.300  10.646  10.969  11.185  11.328 Yield to Maturity (%)
              5.65    4.92    4.37    4.07    3.89 Duration
88......... 10.200  10.531  10.840  11.047  11.183 Yield to Maturity (%)
              5.67    4.93    4.38    4.08    3.90 Duration
88-16/32... 10.101  10.417  10.712  10.909  11.039 Yield to Maturity (%)
              5.69    4.94    4.39    4.09    3.91 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)     0%      5%      10%     15%     18%
---------     --      --      ---     ---     ---
             7.16    5.68    5.14    4.65    4.38  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/07   09/03   11/02   05/02   12/01  Last Principal Payment Date

82-16/32... 11.898  12.571  12.911  13.295  13.553 Yield to Maturity (%)
              4.72    4.03    3.76    3.48    3.32 Duration
83......... 11.771  12.423  12.752  13.123  13.373 Yield to Maturity (%)
              4.74    4.04    3.76    3.49    3.33 Duration
83-16/32... 11.645  12.276  12.593  12.953  13.194 Yield to Maturity (%)
              4.75    4.05    3.77    3.50    3.33 Duration
84......... 11.520  12.130  12.437  12.783  13.016 Yield to Maturity (%)
              4.76    4.06    3.78    3.50    3.34 Duration
84-16/32... 11.397  11.985  12.281  12.616  12.840 Yield to Maturity (%)
              4.78    4.07    3.79    3.51    3.35 Duration
85......... 11.275  11.841  12.127  12.449  12.665 Yield to Maturity (%)
              4.79    4.08    3.80    3.52    3.35 Duration
85-16/32... 11.153  11.699  11.973  12.284  12.492 Yield to Maturity (%)
              4.80    4.09    3.81    3.53    3.36 Duration
86......... 11.033  11.558  11.822  12.120  12.320 Yield to Maturity (%)
              4.82    4.10    3.81    3.53    3.37 Duration
86-16/32... 10.913  11.417  11.671  11.957  12.149 Yield to Maturity (%)
              4.83    4.11    3.82    3.54    3.37 Duration
87......... 10.795  11.278  11.521  11.796  11.979 Yield to Maturity (%)
              4.84    4.12    3.83    3.55    3.38 Duration
87-16/32... 10.678  11.140  11.373  11.635  11.811 Yield to Maturity (%)
              4.85    4.13    3.84    3.55    3.39 Duration
88......... 10.561  11.004  11.226  11.476  11.644 Yield to Maturity (%)
              4.87    4.14    3.85    3.56    3.39 Duration
88-16/32... 10.446  10.868  11.080  11.319  11.479 Yield to Maturity (%)
              4.88    4.15    3.85    3.57    3.40 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)      0%      5%      10%     15%     18%
---------      --      --      ---     ---     ---
             6.29    4.70    4.27    3.92    3.73  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            01/06   06/02   11/01   05/01   03/01  Last Principal Payment Date

82-16/32... 12.158  13.261  13.676  14.069  14.320 Yield to Maturity (%)
              4.44    3.50    3.25    3.03    2.91 Duration
83......... 12.023  13.090  13.491  13.872  14.114 Yield to Maturity (%)
              4.45    3.51    3.25    3.04    2.92 Duration
83-16/32... 11.889  12.921  13.308  13.676  13.910 Yield to Maturity (%)
              4.46    3.52    3.26    3.05    2.92 Duration
84......... 11.756  12.752  13.126  13.482  13.707 Yield to Maturity (%)
              4.47    3.53    3.27    3.05    2.93 Duration
84-16/32... 11.625  12.585  12.946  13.289  13.507 Yield to Maturity (%)
              4.48    3.53    3.27    3.06    2.93 Duration
85......... 11.494  12.420  12.767  13.097  13.307 Yield to Maturity (%)
              4.50    3.54    3.28    3.06    2.94 Duration
85-16/32... 11.365  12.256  12.590  12.907  13.109 Yield to Maturity (%)
              4.51    3.55    3.29    3.07    2.95 Duration
86......... 11.237  12.093  12.414  12.719  12.913 Yield to Maturity (%)
              4.52    3.56    3.29    3.08    2.95 Duration
86-16/32... 11.110  11.931  12.239  12.532  12.718 Yield to Maturity (%)
              4.53    3.56    3.30    3.08    2.96 Duration
87......... 10.983  11.771  12.066  12.347  12.525 Yield to Maturity (%)
              4.54    3.57    3.30    3.09    2.96 Duration
87-16/32... 10.858  11.611  11.894  12.163  12.333 Yield to Maturity (%)
              4.55    3.58    3.31    3.09    2.97 Duration
88......... 10.734  11.453  11.724  11.980  12.143 Yield to Maturity (%)
              4.56    3.58    3.32    3.10    2.97 Duration
88-16/32... 10.611  11.297  11.554  11.798  11.954 Yield to Maturity (%)
              4.57    3.59    3.32    3.10    2.98 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)      0%      5%      10%     15%    18%
---------      --      --      ---     ---    ---
               N/A    4.20    3.61    3.36    3.22 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             11.8*   02/02   01/01   09/00   07/00 Last Principal Payment Date

82-16/32... 11.032  13.738  14.496  14.907  15.161 Yield to Maturity (%)
              5.53    3.21    2.83    2.66    2.56 Duration
83......... 10.924  13.551  14.284  14.682  14.927 Yield to Maturity (%)
              5.55    3.21    2.84    2.66    2.57 Duration
83-16/32... 10.817  13.366  14.074  14.459  14.695 Yield to Maturity (%)
              5.57    3.22    2.84    2.67    2.57 Duration
84......... 10.711  13.182  13.866  14.237  14.465 Yield to Maturity (%)
              5.60    3.23    2.85    2.67    2.58 Duration
84-16/32... 10.606  13.000  13.659  14.017  14.237 Yield to Maturity (%)
              5.62    3.23    2.85    2.68    2.58 Duration
85......... 10.502  12.819  13.454  13.799  14.011 Yield to Maturity (%)
              5.64    3.24    2.86    2.69    2.59 Duration
85-16/32... 10.399  12.640  13.251  13.582  13.786 Yield to Maturity (%)
              5.67    3.25    2.86    2.69    2.59 Duration
86......... 10.297  12.462  13.049  13.367  13.563 Yield to Maturity (%)
              5.69    3.25    2.87    2.70    2.60 Duration
86-16/32... 10.196  12.285  12.848  13.154  13.342 Yield to Maturity (%)
              5.71    3.26    2.87    2.70    2.60 Duration
87......... 10.096  12.110  12.650  12.942  13.122 Yield to Maturity (%)
              5.74    3.27    2.88    2.71    2.61 Duration
87-16/32...  9.997  11.936  12.452  12.732  12.904 Yield to Maturity (%)
              5.76    3.27    2.89    2.71    2.61 Duration
88.........  9.899  11.763  12.256  12.524  12.688 Yield to Maturity (%)
              5.78    3.28    2.89    2.72    2.62 Duration
88-16/32....  9.802  11.592  12.062  12.317  12.473 Yield to Maturity (%)
              5.80    3.29    2.90    2.72    2.62 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 19

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)      0%      5%      10%     15%     18%
---------      --      --      ---     ---     ---
            10.56    7.93     6.42    5.74    5.38 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            08/10    01/07   08/04   07/03   01/03 Last Principal Payment Date

82-16/32... 11.095  11.621  12.154  12.497  12.715 Yield to Maturity (%)
              5.94    5.11    4.46    4.12    3.93 Duration
83......... 10.995  11.504  12.019  12.351  12.562 Yield to Maturity (%)
              5.97    5.12    4.47    4.13    3.93 Duration
83-16/32... 10.895  11.388  11.886  12.207  12.411 Yield to Maturity (%)
              5.99    5.14    4.48    4.14    3.94 Duration
84......... 10.796  11.273  11.754  12.064  12.261 Yield to Maturity (%)
              6.01    5.15    4.49    4.14    3.95 Duration
84-16/32... 10.698  11.158  11.623  11.922  12.112 Yield to Maturity (%)
              6.03    5.16    4.50    4.15    3.96 Duration
85......... 10.601  11.045  11.493  11.781  11.964 Yield to Maturity (%)
              6.05    5.18    4.51    4.16    3.97 Duration
85-16/32... 10.505  10.933  11.364  11.641  11.817 Yield to Maturity (%)
              6.07    5.19    4.52    4.17    3.97 Duration
86......... 10.410  10.821  11.236  11.503  11.672 Yield to Maturity (%)
              6.09    5.20    4.53    4.18    3.98 Duration
86-16/32... 10.316  10.711  11.109  11.365  11.527 Yield to Maturity (%)
              6.11    5.22    4.54    4.19    3.99 Duration
87......... 10.222  10.601  10.983  11.229  11.384 Yield to Maturity (%)
              6.13    5.23    4.55    4.20    4.00 Duration
87-16/32... 10.130  10.493  10.858  11.093  11.242 Yield to Maturity (%)
              6.15    5.24    4.56    4.20    4.01 Duration
88......... 10.038  10.385  10.734  10.959  11.101 Yield to Maturity (%)
              6.17    5.26    4.57    4.21    4.01 Duration
88-16/32...  9.947  10.278  10.611  10.825  10.961 Yield to Maturity (%)
              6.19    5.27    4.58    4.22    4.02 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)      0%      5%      10%     15%     18%
---------      --      --      ---     ---     ---
             7.84     5.93    5.32    4.79    4.50 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            12/07    12/03   01/03   05/02   01/02 Last Principal Payment Date

82-16/32... 11.625  12.394  12.757  13.153  13.417 Yield to Maturity (%)
              5.10    4.21    3.89    3.59    3.41 Duration
83......... 11.508  12.252  12.603  12.986  13.241 Yield to Maturity (%)
              5.11    4.22    3.90    3.59    3.42 Duration
83-16/32... 11.392  12.111  12.450  12.821  13.067 Yield to Maturity (%)
              5.13    4.23    3.91    3.60    3.42 Duration
84......... 11.276  11.971  12.299  12.656  12.894 Yield to Maturity (%)
              5.14    4.24    3.91    3.61    3.43 Duration
84-16/32... 11.162  11.832  12.148  12.493  12.722 Yield to Maturity (%)
              5.15    4.25    3.92    3.62    3.44 Duration
85......... 11.048  11.695  11.999  12.332  12.552 Yield to Maturity (%)
              5.17    4.26    3.93    3.62    3.44 Duration
85-16/32... 10.936  11.558  11.851  12.171  12.383 Yield to Maturity (%)
              5.18    4.27    3.94    3.63    3.45 Duration
86......... 10.824  11.423  11.704  12.021  12.216 Yield to Maturity (%)
              5.20    4.28    3.95    3.64    3.46 Duration
86-16/32... 10.714  11.288  11.559  11.854  12.049 Yield to Maturity (%)
              5.21    4.29    3.95    3.64    3.46 Duration
87......... 10.604  11.155  11.414  11.697  11.884 Yield to Maturity (%)
              5.22    4.29    3.96    3.65    3.47 Duration
87-16/32... 10.495  11.023  11.271  11.541  11.721 Yield to Maturity (%)
              5.24    4.30    3.97    3.66    3.48 Duration
88......... 10.387  10.891  11.128  11.387  11.558 Yield to Maturity (%)
              5.25    4.31    3.98    3.66    3.48 Duration
88-16/32... 10.280  10.761  10.987  11.233  11.397 Yield to Maturity (%)
              5.26    4.32    3.98    3.67    3.49 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)    0%       5%      10%    15%     18%
---------    --       --      ---    ---     ---
            6.78     4.87     4.39   4.02    3.82  Weighted Average Life (years)
           11/96    11/96    11/96   11/96   11/96 First Principal Payment Date
           12/06    07/02    12/01   06/01   03/01 Last Principal Payment Date

82-16/32... 11.904  13.094  13.519  13.921  14.180 Yield to Maturity (%)
              4.74    3.63    3.35    3.12    2.98 Duration
83......... 11.778  12.928  13.340  13.729  13.979 Yield to Maturity (%)
              4.76    3.64    3.35    3.12    2.99 Duration
83-16/32... 11.653  12.765  13.162  13.538  13.780 Yield to Maturity (%)
              4.77    3.64    3.36    3.13    2.99 Duration
84......... 11.529  12.602  12.986  13.349  13.582 Yield to Maturity (%)
              4.78    3.65    3.37    3.13    3.00 Duration
84-16/32... 11.406  12.441  12.811  13.161  13.386 Yield to Maturity (%)
              4.79    3.66    3.37    3.14    3.01 Duration
85......... 11.284  12.281  12.638  12.975  13.192 Yield to Maturity (%)
              4.80    3.67    3.38    3.14    3.01 Duration
85-16/32... 11.162  12.123  12.466  12.790  12.998 Yield to Maturity (%)
              4.81    3.67    3.38    3.15    3.02 Duration
86......... 11.042  11.965  12.295  12.606  12.807 Yield to Maturity (%)
              4.82    3.68    3.39    3.16    3.02 Duration
86-16/32... 10.923  11.809  12.125  12.424  12.616 Yield to Maturity (%)
              4.83    3.69    3.40    3.16    3.03 Duration
87......... 10.805  11.654  11.957  12.244  12.428 Yield to Maturity (%)
              4.85    3.69    3.40    3.17    3.03 Duration
87-16/32... 10.688  11.500  11.790  12.064  12.240 Yield to Maturity (%)
              4.86    3.70    3.41    3.17    3.04 Duration
88......... 10.571  11.347  11.624  11.886  12.054 Yield to Maturity (%)
              4.87    3.71    3.42    3.18    3.04 Duration
88-16/32... 10.456  11.196  11.460  11.709  11.870 Yield to Maturity (%)
              4.88    3.71    3.42    3.18    3.05 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)      0%      5%      10%     15%     18%
---------      --      --      ---     ---     ---

             N/A     4.36    3.71    3.44    3.29  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            44.0%   04/02   02/01   10/00   08/00  Last Principal Payment Date

82-16/32... 10.031  13.535  14,436  14.755  15.013 Yield to Maturity (%)
              5.88    3.33    2.91    2.72    2.62 Duration
83.........  9.929  13.356  14.130  14.535  14.784 Yield to Maturity (%)
              5.91    3.34    2.91    2.73    2.63 Duration
83-16/32...  9.828  13.178  13.926  14.317  14.558 Yield to Maturity (%)
              5.93    3.35    2.92    2.73    2.63 Duration
84.........  9.728  13.001  13.723  14.101  14.333 Yield to Maturity (%)
              5.96    3.35    2.92    2.74    2.64 Duration
84-16/32...  9.630  12.825  13.522  13.886  14.110 Yield to Maturity (%)
              5.98    3.36    2.93    2.74    2.64 Duration
85.........  9.532  12.651  13.322  13.673  13.888 Yield to Maturity (%)
              6.00    3.37    2.93    2.75    2.65 Duration
85-16/32...  9.435  12.479  13.124  13.461  13.668 Yield to Maturity (%)
              6.03   13.37    2.94    2.75    2.65 Duration
86.........  9.339  12.307  12.927  13.251  13.450 Yield to Maturity (%)
              6.05    3.38    2.95    2.76    2.66 Duration
86-16/32...  9.245  12.137  12.732  13.043  13.234 Yield to Maturity (%)
              6.07    3.39    2.95    2.76    2.66 Duration
87.........  9.150  11.968  12.538  12.836  13.019 Yield to Maturity (%)
              6.10    3.39    2.96    2.77    2.67 Duration
87-16/32...  9.057  11.801  12.346  12.631  12.806 Yield to Maturity (%)
              6.12    3.40    2.96    2.77    2.67 Duration
88.........  8.965  11.634  12.155  12.427  12.594 Yield to Maturity (%)
              6.14    3.40    2.97    2.78    2.68 Duration
88-16/32...  8.874  11.469  11.966  12.225  12.384 Yield to Maturity (%)
              6.17    3.41    2.97    2.78    2.68 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                    Table 20

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             10% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
            11.74     8.58    6.73    5.93    5.54 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            06/11    08/07   12/04   08/03   02/03 Last Principal Payment Date

82-16/32... 10.862  11.403  11.987  12.365  12.590 Yield to Maturity (%)
              6.47    5.46    4.66    4.25    4.04 Duration
83......... 10.770  11.294  11.859  12.224  12.442 Yield to Maturity (%)
              6.50    5.48    4.67    4.26    4.05 Duration
83-16/32... 10.678  11.185  11.731  12.084  12.295 Yield to Maturity (%)
              6.52    5.49    4.68    4.27    4.06 Duration
84......... 10.588  11.077  11.605  11.946  12.149 Yield to Maturity (%)
              6.54    5.50    4.69    4.28    4.07 Duration
84-16/32... 10.498  10.970  11.479  11.808  12.004 Yield to Maturity (%)
              6.56    5.52    4.70    4.29    4.07 Duration
85......... 10.409  10.864  11.355  11.672  11.861 Yield to Maturity (%)
              6.58    5.53    4.71    4.30    4.08 Duration
85-16/32... 10.320  10.759  11.232  11.536  11.718 Yield to Maturity (%)
              6.60    5.54    4.72    4.31    4.09 Duration
86......... 10.233  10.655  11.109  11.402  11.577 Yield to Maturity (%)
              6.62    5.56    4.73    4.31    4.10 Duration
86-16/32... 10.146  10.551  10.988  11.269  11.437 Yield to Maturity (%)
              6.64    5.57    4.74    4.32    4.10 Duration
87......... 10.060  10.449  10.867  11.137  11.297 Yield to Maturity (%)
              6.66    5.58    4.75    4.33    4.11 Duration
87-16/32...  9.975  10.347  10.747  11.005  11.159 Yield to Maturity (%)
              6.68    5.60    4.76    4.34    4.12 Duration
88.........  9.890  10.246  10.629  10.875  11.022 Yield to Maturity (%)
              6.70    5.61    4.77    4.35    4.13 Duration
88-16/32...  9.806  10.146  10.511  10.746  10.886 Yield to Maturity (%)
              6.72    5.62    4.78    4.35    4.13 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             20% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
              8.65    6.21    5.51    4.93    4.62 Weighted Average Life (years)
             11/96   11/96   11/96   11/96   11/96 First Principal Payment Date
             01/09   02/04   02/03   07/02   02/02 Last Principal Payment Date

82-16/32... 11.361  12.222  12.609  13.014  13.284 Yield to Maturity (%)
              5.52    4.40    4.03    3.70    3.50 Duration
83......... 11.253  12.086  12.460  12.852  13.113 Yield to Maturity (%)
              5.54    4.41    4.03    3.70    3.51 Duration
83-16/32... 11.145  11.950  12.313  12.691  12.943 Yield to Maturity (%)
              5.55    4.42    4.04    3.71    3.52 Duration
84......... 11.039  11.817  12.166  12.532  12.775 Yield to Maturity (%)
              5.57    4.43    4.05    3.72    3.52 Duration
84-16/32... 10.933  11.684  12.021  12.373  12.608 Yield to Maturity (%)
              5.58    4.44    4.06    3.72    3.53 Duration
85......... 10.828  11.552  11.877  12.216  12.442 Yield to Maturity (%)
              5.60    4.45    4.07    3.73    3.54 Duration
85-16/32... 10.724  11.421  11.734  12.060  12.278 Yield to Maturity (%)
              5.61    4.45    4.07    3.74    3.54 Duration
86......... 10.621  11.291  11.592  11.906  12.114 Yield to Maturity (%)
              5.62    4.46    4.08    3.74    3.55 Duration
86-16/32... 10.519  11.162  11.451  11.752  11.952 Yield to Maturity (%)
              5.64    4.47    4.09    3.75    3.56 Duration
87......... 10.418  11.034  11.311  11.600  11.792 Yield to Maturity (%)
              5.65    4.48    4.10    3.76    3.56 Duration
87-16/32... 10.317  10.908  11.172  11.448  11.632 Yield to Maturity (%)
              5.67    4.49    4.10    3.76    3.57 Duration
88......... 10.218  10.782  11.034  11.298  11.474 Yield to Maturity (%)
              5.68    4.50    4.11    3.77    3.57 Duration
88-16/32... 10.119  10.657  10.898  11.149  11.316 Yield to Maturity (%)
              5.69    4.51    4.12    3.78    3.58 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             30% Annual Default Rate
                             -----------------------
Price (%)      0%     5%      10%     15%     18%
---------      --     --      ---     ---     ---
             7.39     5.04    4.52    4.13    3.91 Weighted Average Life (years)
            11/96    11/96   11/96   11/96   11/96 First Principal Payment Date
            01/08    08/02   01/02   07/01   04/01 Last Principal Payment Date

82-16/32... 11.646  12.933  13.367  13.780  14.043 Yield to Maturity (%)
              5.10    3.76    3.45    3.20    3.06 Duration
83......... 11.529  12.773  13.193  13.592  13.847 Yield to Maturity (%)
              5.11    3.77    3.46    3.20    3.06 Duration
83-16/32... 11.412  12.615  13.021  13.407  13.653 Yield to Maturity (%)
              5.12    2.77    3.46    3.21    3.07 Duration
84......... 11.297  12.458  12.850  13.222  13.460 Yield to Maturity (%)
              5.13    3.78    3.47    3.22    3.07 Duration
84-16/32... 11.182  12.302  12.680  13.039  13.268 Yield to Maturity (%)
              5.15    3.79    3.47    3.22    3.08 Duration
85......... 11.069  12.148  12.512  12.858  13.078 Yield to Maturity (%)
              5.16    3.79    3.48    3.23    3.08 Duration
85-16/32... 10.956  11.995  12.345  12.677  12.890 Yield to Maturity (%)
              5.17    3.80    3.49    3.23    3.09 Duration
86......... 10.844  11.843  12.179  12.499  12.703 Yield to Maturity (%)
              5.18    3.81    3.49    3.24    3.09 Duration
86-16/32... 10.733  11.692  12.014  12.321  12.517 Yield to Maturity (%)
              5.19    3.81    3.50    3.24    3.10 Duration
87......... 10.623  11.542  11.851  12.145  12.332 Yield to Maturity (%)
              5.20    3.82    3.51    3.25    3.10 Duration
87-16/32... 10.514  11.393  11.689  11.970  12.149 Yield to Maturity (%)
              5.21    3.83    3.51    3.25    3.11 Duration
88......... 10.405  11.245  11.528  11.796  11.967 Yield to Maturity (%)
              5.23    3.83    3.52    3.26    3.11 Duration
88-16/32... 10.298  11.099  11.368  11.624  11.787 Yield to Maturity (%)
              5.24    3.84    3.52    3.27    3.12 Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

              Weighted Average Life, First Principal Payment Date,
                     Last Principal Payment Date, Yield and
                  Duration of Class E-2 Certificates at Various
                 Assumed Prices and Mortgage Loan Default Rates
                   and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                             40% Annual Default Rate
                             -----------------------
Price (%)     0%     5%      10%     15%     18%
---------     --     --      ---     ---     ---

              N/A    4.54    3.81    3.52    3.36  Weighted Average Life (years)
            11/96   11/96   11/96   11/96   11/96  First Principal Payment Date
            64.6%   07/02   03/01   10/00   08/00  Last Principal Payment Date

82-16/32... 9.059  13.338  14.180  14.605  14.869  Yield to Maturity (%)
             6.27    3.47    2.99    2.79    2.68  Duration
83......... 8.963  13.165  13.979  14.391  14.646  Yield to Maturity (%)
             6.29    3.47    2.99    2.80    2.69  Duration
83-16/32... 8.869  12.993  13.780  14.178  14.424  Yield to Maturity (%)
             6.32    3.48    3.00    2.80    2.69  Duration
84......... 8.775  12.823  13.583  13.966  14.205  Yield to Maturity (%)
             6.34    3.49    3.00    2.81    2.70  Duration
84-16/32... 8.682  12.654  13.387  13.757  13.986  Yield to Maturity (%)
             6.36    3.49    3.01    2.81    2.70  Duration
85......... 8.590  12.487  13.193  13.549  13.770  Yield to Maturity (%)
             6.39    3.50    3.01    2.82    2.71  Duration
85-16/32... 8.499  12.321  13.000  13.342  13.555  Yield to Maturity (%)
             6.41    3.51    3.02    2.82    2.71  Duration
86......... 8.409  12.156  12.808  13.137  13.341  Yield to Maturity (%)
             6.44    3.51    3.02    2.83    2.71  Duration
86-16/32... 8.320  11.992  12.618  12.934  13.130  Yield to Maturity (%)
             6.46    3.52    3.03    2.83    2.72  Duration
87......... 8.232  11.830  12.429  12.732  12.919  Yield to Maturity (%)
             6.49    3.52    3.03    2.84    2.72  Duration
87-16/32... 8.144  11.668  12.242  12.531  12.711  Yield to Maturity (%)
             6.51    3.53    3.04    2.84    2.73  Duration
88......... 8.057  11.508  12.056  12.332  12.504  Yield to Maturity (%)
             6.53    3.54    3.04    2.84    2.73  Duration
88-16/32... 7.972  11.349  11.872  12.135  12.298  Yield to Maturity (%)
             6.56    3.54    3.05    2.85    2.74  Duration


----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables.

                                  THE DEPOSITOR

     The Depositor was incorporated in the State of Delaware on August 9, 1996. The principal office of the Depositor is located at 200 Vesey Street, New York, New York 10285.

     The Certificate of Incorporation of the Depositor will, at the time of issuance of the Certificates, provide that the Depositor may not conduct any activities other than those related to the issue and sale of one or more series of bonds or certificates and to serve as depositor of one or more trusts that may issue and sell bonds or certificates.

                        THE RESOLUTION TRUST CORPORATION

     Prospective   investors   should  read  this  section  together  with  "THE
RESOLUTION TRUST CORPORATION" in the Underlying Prospectus.

     Upon termination of the RTC, pursuant to the RTC Completion Act, as of December 31, 1995, by operation of law, the FDIC succeeded the RTC as conservator or receiver of any institution for which the RTC was then acting in such capacity. In addition, pursuant to the RTC Completion Act, all assets and liabilities of the RTC were transferred to the FRF, which is managed by the FDIC. Accordingly, the liability for the representations and warranties of the RTC with respect to the Mortgage Loans has been assumed by the FRF.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates and represents the opinion of Cadwalader, Wickersham & Taft, counsel to the Depositor ("Tax Counsel") as to the accuracy of the discussions of law set forth herein. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. In addition, this discussion does not address state, local or foreign tax issues with respect to the acquisition, ownership or disposition of the Offered Certificates. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as temporary and final regulations (the "REMIC Regulations") promulgated by the U. S. Department of the Treasury. Investors should consult their own tax advisors in determining the federal, state, local, foreign or any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.

     An election will be made to treat the Trust Fund as a REMIC (a "REMIC", and with respect to the Trust Fund, the "Trust REMIC") within the meaning of Code
Section 860D. Qualification as a REMIC requires ongoing compliance with certain conditions. Assuming (i) the making of an appropriate election, (ii) compliance with the Pooling Agreement and the Trust Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, in the opinion of Tax Counsel the Trust Fund will qualify as a REMIC and, accordingly, the Class E-1 and Class E-2 Certificates (the "Regular Certificates") will constitute the "regular interests" in the Trust REMIC and generally will be treated for federal income tax purposes as newly originated debt instruments. The Class R Certificate will constitute the sole class of "residual interest" in the Trust REMIC.

Status of Certificates

     In the opinion of Tax Counsel, the Certificates will have the status described in this paragraph for federal income tax purposes. Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) in the same proportion that the assets of the Trust Fund would be treated as "loans ... secured by an interest in real property which is...residential real property" within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the Regular Certificates and income with respect to the Class R Certificate will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code
Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the Trust Fund would be so treated. If at all times 95% or more of the assets of the Underlying Trust Fund, and therefore of the Underlying Class E Certificates, qualify for each of the foregoing treatments, the Certificates will qualify for the corresponding status in their entirety. It is anticipated, however, that 50.94% of the assets of the Underlying Trust Fund, as of September 1, 1996, will qualify for treatment under Code Section 7701(a)(19)(C)(v). Certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851 (b)(4)(A)(i). Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code
Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any underlying certificates meeting this requirement, and no representation is made in this regard.

Qualification as a REMIC

     In order for the Trust Fund to qualify as a REMIC, there must be ongoing compliance on the part of the Trust Fund with the requirements set forth in the Code. The REMIC must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of the issuance of the Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. The Trust Agreement will provide that no legal or beneficial interest in the Class R Certificate may be transferred or registered unless certain conditions, designed to prevent violation of this requirement, are met.

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include regular interests in another REMIC, such as the Underlying Class E Certificates.

     Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC. Because the assets of the Trust REMIC will consist primarily of the Underlying Class E Certificates, it is not anticipated that the Trust REMIC will hold foreclosure property. The Trust REMIC will not hold any qualified reserve assets.

     In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on the qualified mortgages. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day that is designated as a residual interest. An interest in a REMIC may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC or prepayment interest shortfalls. Accordingly, the Regular Certificates will constitute the "regular interests" in the Trust REMIC and the Class R Certificate will constitute the sole class of "residual interest" in the Trust REMIC.

     If an entity fails to comply with one or more of the requirements of the Code for status as a REMIC during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, any entity with debt or pay-through obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation under Treasury regulations, and the Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period of time in which the requirements for REMIC status are not satisfied.

Taxation of Regular Certificates

    General

     The Regular Certificates generally will be treated for federal income tax purposes as newly originated debt instruments. In general, interest, original issue discount ("OID") and market discount on a Regular Certificate will be treated as ordinary income to the holder of a Regular Certificate, and principal payments (other than partial principal payments that do not exceed accrued market discount) on a Regular Certificate will be treated as a return of capital to the extent of the Certificateholder's basis allocable thereto. Certificateholders must use the accrual method of accounting with respect to Regular Certificates, regardless of the method of accounting otherwise used by such Certificateholders.

    Original Issue Discount

     Holders of debt instruments issued with OID generally must include OID in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Holders of the Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such Regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Internal Revenue Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect in the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and OID with respect to the Regular Certificates.

     The total amount of OID on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a Class of Regular Certificates is the price at which a substantial amount of such Class of Regular Certificates is first sold to investors (other than bond houses, brokers or underwriters). The stated redemption price at maturity of a Regular Certificate is the sum of all payments provided by the debt instrument other than qualified stated interest payments. Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate provided that such interest payments are unconditionally payable at the intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, because the Mortgage Loans underlying the Underlying Class E Certificates provide for remedies in the event of default, the Depositor intends that the Master Servicer will treat interest with respect to the Regular Certificates as qualified stated interest, except to the extent the interest payable on the first Distribution Date exceeds interest for the number of days between the Startup Day and the first Distribution Date. Based on the foregoing, it is anticipated that the Class E-2 Certificates will be issued with OID in an amount equal to the excess of the initial principal balances thereof (plus 5 days of interest at the pass-through rates thereon) over their respective issue prices (including accrued interest). The determination of whether the Regular Certificates bear qualified stated interest or OID may have an effect on how long such income must be accrued in the event of a delinquency. See "Treatment of Losses."

     Under a de minimis rule, OID on a Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans underlying the Pooled Certificates (the "Pooled Certificates"). The prepayment assumption for the Regular Certificates will be 10% CPR (constant prepayment rate), with an assumed three year extension of the maturity of Balloon Loans (the "Prepayment Assumption"). No representation is made as to the actual rate, if any, at which the Mortgage Loans underlying the Underlying Class E Certificates will prepay. If the Internal Revenue Service does not permit a maturity extension in determining the Prepayment Assumption, it is less likely that any OID on a Regular Certificate would be de minimis and OID would accrue at a higher yield to maturity. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. Under the OID Regulations, however, Holders of Regular Certificates may elect to accrue all de minimis OID, as well as market discount and market premium, under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method."

     A holder of a Regular Certificate issued with OID generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the OID on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. With respect to each Class of Regular Certificates, a calculation will be made of the OID that accrues during each successive full accrual period that ends on the day prior to each Distribution Date with respect to the Regular Certificate. Under Code Section 1272(a)(6), OID is to be calculated initially based on a principal payment schedule that takes into account the Prepayment Assumption. No representation is made as to the actual rate, if any, at which the Mortgage Loans underlying the Underlying Class E Certificates will prepay. The assumed reinvestment rate for the transaction is zero. The OID accruing in a full accrual period will be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate as of the Startup Day, (ii) events (including actual prepayments, if any) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of OID with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate that were attributable to such prior periods. The OID accruing during any accrual period (as determined in this paragraph) will be divided by the number of days in the period to determine the daily portion of OID for each day in the period. OID attributable to the short first accrual period will be determined using the exact method.

    Acquisition Premium

     A subsequent purchaser of a Regular Certificate issued with OID at a price greater than its adjusted issue price and less than its remaining stated redemption price at maturity will be required to include in gross income the daily portions of the OID on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method."

    Market Discount

     A purchaser of a Regular Certificate may be subject to the market discount rules of Code Sections 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of OID, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate, or (ii) in the case of a Regular Certificate having OID, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or, in the case of a Regular Certificate issued with OID, in the ratio of OID accrued for the relevant period to the sum of the OID accrued for such period plus the remaining OID as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry the Regular Certificate over the interest (including OID) distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. De minimis market discount should be reportable in a manner similar to de minimis OID. See "Original Issue Discount." Treasury regulations implementing the market discount rules have not yet been issued, and investors should therefore consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto. Investors should also consult Revenue Procedure 92-67 concerning the election to include market discount on the basis of a constant interest rate.

    Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Holder of the Regular Certificate holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Holder of the Regular Certificate may elect under Code Section 171 to amortize such premium under the constant yield method. Such election will apply to all debt obligations acquired by the Holder of the Regular Certificate at a premium held in that taxable year or thereafter, unless revoked with the permission of the Internal Revenue Service. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate, rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made. Based on the foregoing, it is anticipated that the Class E-1 Certificates will be issued at a premium.

    Treatment of Losses

     Certificateholders will be required to report income with respect to the Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that OID must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166.

     To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that Certificateholders that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, Certificateholders that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a loss, which may be a short-term capital loss, any loss sustained during the taxable year on account of any such Regular Certificates becoming wholly worthless. The Internal Revenue Service could take the position that such non-corporate holders will be allowed a bad debt deduction only after the Underlying Class E Certificates have been liquidated or the applicable Class of Regular Certificates has been otherwise retired. The Internal Revenue Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing OID. This may have the effect of creating "negative" OID which would be deductible only against future positive OID or otherwise upon termination of the Class. Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued OID may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

    Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis or for a class or group of debt instruments. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all premium obligations held or market discount obligations acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Internal Revenue Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

    Sale or Exchange of Regular Certificates

     If a Certificate sells or exchanges a Regular Certificate, the Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the Seller, increased by any OID or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by losses and by any amortized premium.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code
Section 1274(d) in effect at the time the holder entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction, (ii) in the case of an noncorporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d) (4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Taxes That May Be Imposed on the Trust REMIC

    Prohibited Transactions

     Income from certain transactions by the Trust REMIC, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of the holder of a Class R Certificate (a "Residual Holder"), but rather will be taxed directly to the Trust REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure. default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the Trust REMIC, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the Trust REMIC is permitted to hold, (iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell Trust REMIC property to prevent a default on regular interests as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the regular interests is outstanding). It is not anticipated that the Trust REMIC will engage in any prohibited transaction.

    Contributions to the Trust REMIC After the Startup Day

     In general, the Trust REMIC will be subject to a tax at a 100% rate on the value of any property contributed to the Trust REMIC after the Startup Day. Exceptions are provided for cash contributions to a REMIC (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Holder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury regulations yet to be issued. It is not anticipated that there will be any taxable contributions to the Trust REMIC.

    Net Income from Foreclosure Property

     The Trust REMIC will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Because the Trust REMIC's assets will consist primarily of the Underlying Class E
Certificates, it is not anticipated that the Trust REMIC will hold any foreclosure property.

Liquidation of the Trust REMIC

     If the  Trust  REMIC  adopts a plan of  complete  liquidation,  within  the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the Trust REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the Trust REMIC will not be subject to the prohibited transaction rules on the sale of its assets, provided, that the Trust REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of regular and residual interests within the 90-day period.

Administrative Matters

     Treasury regulations provide that, except where there is a single Residual Holder for an entire taxable year, the Trust REMIC will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of Trust REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The holder of the Class R Certificate will be obligated to act as the "tax matters person" for the Trust REMIC. Any holder of the Class R Certificate, as a condition of its acceptance thereof, will be required to irrevocably designate the Certificate Administrator as its agent in performing the functions of the tax matters person of the Trust REMIC.

Taxation of Certain Foreign Investors

     Interest, including OID, distributable to holders of Regular Certificates who are non-resident aliens, foreign corporations, or other Non-U.S. Person (i.e., any person who is not a "U.S. Person," as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to a 30% United States withholding tax, provided, that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and
(ii) provides the Underlying Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating. among other things, that the beneficial owner of the Regular Certificates is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income, or a trust if (A) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Backup Withholding

     Distributions made on the Regular Certificates and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 at the rate of 31% on "reportable payments" (including interest distributions, OID, and, under certain circumstances, principal distributions) unless the Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Underlying Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Certificateholder's federal income tax liability.

Reporting Requirements

     The Trust REMIC will be required to maintain its books on a calendar year basis and to file federal income tax returns in a manner similar to a partnership. The form for such returns is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Underlying Trustee will be required to sign the Trust REMIC's returns.

     Reports of accrued interest, OID and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to the Trust REMIC. Holders through nominees must request such information from the nominee.

     Treasury   regulations   require   that,   in  addition  to  the  foregoing
requirements, information must be furnished annually to holders of Regular Certificates and filed annually with the Internal Revenue Service concerning the percentage of the Trust REMIC's assets meeting the qualified asset tests described above under "Status of Certificates."

     DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER OF THEIR APPLICATION TO THE TRUST AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.

                              ERISA CONSIDERATIONS

     Under current law the purchase and holding of Offered Certificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA and Section 4975 of the Code or Similar Law. A person who participates in a prohibited transaction with a Plan and is a "party in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in section 4975(e)(2) of the Code) with respect to such Plan may be subject to civil penalties or excise taxes under ERISA or the Code, and may also be assessed damages for any breach of a fiduciary duty owed to such Plan. Consequently, each purchaser or transferee of a Class E-1 Certificate (including any beneficial owner thereof) will be deemed to have represented to the Trustee (a) that it is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase; or (b) if it is an insurance company, that the purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60. In addition, no sale or transfer of a Class E-2 Certificate will be made unless the purchaser or transferee delivers a certification in form and substance satisfactory to the Trustee stating that (a) it is not a Plan and is not acting on behalf of any such Plan or using the assets of any such Plan to acquire such Certificate or (b) if it is an insurance company, that the purchase and holding of such Certificate is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995).

                         LEGAL INVESTMENT CONSIDERATIONS

     Investors should consult their own legal advisors in determining whether and to what extent a Class of Offered Certificates constitutes a legal investment or is subject to restrictions on investment.

     The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     The Depositor makes no representation as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

                                  UNDERWRITING

     Under the terms and subject to the conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Depositor and the
Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase all of the Offered Certificates.

     There is currently no secondary market for the Offered Certificates. The Underwriter, either directly or through its affiliates, intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that an active secondary market for any of the Offered Certificates will develop or that any such market, if established, will continue.

     The distribution of the Class E-1 Certificates by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Class E-1 Certificates to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Class E-1 Certificates may be deemed to be an underwriter, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act"). The Underwriter proposes to offer the Class E-2 Certificates directly to purchasers at the initial public offering price set forth on the cover page of this Prospectus. The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.

                               CERTIFICATE RATINGS

     It is a condition to the issuance of the Offered Certificates that the Class E-1 Certificates be rated "BBB" by D&P, and that the Class E-2 Certificates be rated "BB" by S&P and D&P.

     The terms of the instrument establishing the Reserve Fund permits the owner thereof to request and to obtain a release of funds in certain instances, provided that the ratings of the Underlying Certificates will not, as a result of such release or otherwise, be rated lower than the initial ratings assigned to such Underlying Certificates.

     The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the Underlying Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

     The ratings assigned by S&P to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. S&P's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. S&P's ratings on such certificates do not, however, constitute a statement regarding frequency or likelihood of prepayments on the related mortgage loans.

     The ratings assigned by D&P to mortgage pass-through certificates address the likelihood of the receipt by certificate holders of all distributions to which such certificate holders are entitled. The ratings assigned to mortgage pass-through certificates by D&P do not constitute a statement regarding the likelihood, frequency or extent of principal prepayments. The ratings do not address the possibility that certificate holders might receive a lower than expected yield.

     For a discussion regarding the ratings of the Underlying Certificates, see "CERTIFICATE RATINGS" in the Underlying Prospectus, attached hereto as Annex A.

                                  LEGAL MATTERS

     Certain legal matters relating to the Offered Certificates will be passed upon by Cadwalader, Wickersham & Taft, New York, New York.

                             ADDITIONAL INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") Registration Statement 333-10027 under the Act with respect to the Offered Certificates (the "Registration Statement"). This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. Statements contained in this Prospectus as to the content of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Registration Statement can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 75 Park Place, 14th Floor, New York, New York 10007. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov, which contains reports and other information regarding registrants that file electronically with the Commission. Copies of the Trust Agreement will be provided to each person to whom a Prospectus is delivered, upon written or oral request of such person directed to: Lehman Structured Securities Corp., 200 Vesey Street, New York, New York 10285, Attention: c/o Corporate Secretary, Lehman Brothers Holdings, Inc., 24th Floor.

     The prospectus with respect to the Underlying Certificates has been filed with the Commission under the Act (registration statement 33-82066) and can be inspected and copied at the public reference facilities listed in the preceding paragraph.

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to the Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder or such other reports as are agreed to by the Depositor and the Commission. The Depositor's obligations to file periodic reports with the Commission pursuant to the Exchange Act will be suspended if the Certificates are held of record by fewer than 300 holders. Accordingly, if there are fewer than 300 holders of the Certificates at January 1, 1997 or as of the first day of any fiscal year thereafter, the Depositor may cease to file reports with the Commission in respect of the fiscal year beginning on that date.

     Information concerning the Mortgage Loans may be obtained for a fee from Univest, 10809 Executive Center Drive, Suite 200, Little Rock, Arkansas 72211.

                            INDEX OF PRINCIPAL TERMS

Act...................................................................
Adjustment Date.......................................................
ARMs..................................................................
Assumed Schedule Payment..............................................
Balloon Mortgage Loans................................................
Balloon Payment.......................................................
Book-Entry Certificate................................................
Business Day..........................................................
Cede..................................................................
Certificate Account...................................................
Certificate Interest Accrual Period...................................
Certificate Interest Rate.............................................
Certificate Principal Amount..........................................
Certificateholder.....................................................
Certificates..........................................................
Class A-1 Certificates................................................
Class A-2A Certificates...............................................
Class A-2B Certificates...............................................
Class A-2C Certificates...............................................
Class A-3 Certificates................................................
Class A-4 Certificates................................................
Class B Certificates..................................................
Class C Certificates..................................................
Class D Certificates..................................................
Class E-1 Certificate Owner...........................................
Class E-1 Certificates................................................
Class E-2 Certificates................................................
Class F Certificates..................................................
Class R Certificates..................................................
Closing Date..........................................................
Code..................................................................
Commission............................................................
CPR...................................................................
Cut-Off Date..........................................................
D&P...................................................................
Debt Service Reduction................................................
Declining Balance Tables..............................................
Deferred Interest.....................................................
Deficient Valuation...................................................
Definitive Certificate................................................
Depositor.............................................................
Depository Institution................................................
Depository Trust Company, DTC.........................................
Discounted Mortgage Loan..............................................
Distribution Date.....................................................
Due Date..............................................................
Due Period............................................................
Eligible Multifamily Mortgage Loans...................................
ERISA.................................................................
Excess Cash Flow Mortgage Loan........................................
Excess Interest.......................................................
Exchange Act..........................................................
Final Schedule Distribution Date......................................
Final Adjustment Date.................................................
Fitch.................................................................
Floor Interest Rates..................................................
FRF...................................................................
Holder................................................................
Index.................................................................
Indirect Participant..................................................
Interest..............................................................
Interest Accrual Amount...............................................
Interest Shortfall Amount.............................................
Legal Investment......................................................
Lehman Brothers.......................................................
LIBOR.................................................................
Loans-to-Facilitate...................................................
Macaulay Duration.....................................................
Margin................................................................
Master Servicer.......................................................
Matured Balloon Mortgage Loan.........................................
Maturity Date Extension Assumptions For Matured
  Balloon Mortgage Loans..............................................
Maximum Negative Amortization Amount..................................
Midland...............................................................
Monthly Payment.......................................................
Mortgage Interest Rate................................................
Mortgage Loan Assumptions.............................................
Mortgage Loan Group 1.................................................
Mortgage Loan Group 2.................................................
Mortgage Loan Group 3.................................................
Mortgage Loan Group 4.................................................
Mortgage Loan Groups..................................................
Mortgage Loans........................................................
Mortgage Pool.........................................................
Managed Property......................................................
Net Mortgage Interest Rate............................................
Non-U.S. Person.......................................................
Note..................................................................
Offered Certificates..................................................
OID...................................................................
OID Regulations.......................................................
Optional Termination..................................................
Participant...........................................................
Payment Rate..........................................................
Plan..................................................................
Pooled Certificates...................................................
Pooling Agreement.....................................................
Prepayment Assumption.................................................
Prepayment Model......................................................
Previously Modified Mortgage Loans....................................
Price Yield Tables....................................................
Principal.............................................................
Principal Balance.....................................................
Qualified Institutional Buyer.........................................
Rating................................................................
Rating Agencies.......................................................
Record Date...........................................................
Registration Statement................................................
Regular Certificates..................................................
REMIC.................................................................
REMIC Administrator...................................................
REMIC Regulations.....................................................
REO Mortgage Loan.....................................................
Reserve Fund..........................................................
Residual Holder.......................................................
RTC...................................................................
Rules.................................................................
S&P...................................................................
Scheduled Principal Balance...........................................
Seller................................................................
Seller-Originated Loans...............................................
Similar Law...........................................................
Simple Interest Loan..................................................
SBJPA of 1996.........................................................
SMMEA.................................................................
Special Servicer......................................................
Specially Serviced Mortgage Loans.....................................
Startup Day...........................................................
Trust.................................................................
Trust Agreement.......................................................
Trust Fund............................................................
Trust REMIC...........................................................
Trustee...............................................................
Trustee Fee...........................................................
U.S. Person...........................................................
Underlying Certificateholders.........................................
Underlying Certificates...............................................
Underlying Class E Certificates.......................................
Underlying Class R Certificates.......................................
Underlying Cut-Off Date...............................................
Underlying Prospectus.................................................
Underlying Transaction................................................
Underlying Trust Fund.................................................
Underlying Trustee's October Report...................................
Underwriter...........................................................
Underwriting Agreement................................................
Workout Fee...........................................................

                                    EXHIBITS

     Unless otherwise noted, the information set forth in Exhibits A through J is based on Scheduled Principal Balances, Mortgage Interest Rates and other information as of September 1, 1996 with respect to Mortgage Loans included in the Underlying Trust Fund; provided that the Mortgage Interest Rates for certain of the adjustable rate Mortgage Loans are as of the Due Period preceding September 1, 1996. As a result of the time difference between September 1, 1996, the date as which the information herein is being provided, and the Cut-Off Date, the information set forth below may change as a result of principal payments, prepayments in full, Mortgage Interest Rate adjustments and other factors relating to the Mortgage Loans prior to the Closing Date. The information expressed as a percentage of the aggregate Scheduled Principal Balance may not total 100% due to rounding, and the sum of the amounts listed as the aggregate Scheduled Principal Balance of the Mortgage Loans as of September 1, 1996 may not total the indicated amount due to rounding. Furthermore, unless noted otherwise, the information regarding the Mortgage Loan balances provided herein is based on the information provided by the Master Servicer, whose records show an aggregate Scheduled Principal Balance for the Mortgage Loans as of September 1, 1996 of $664,678.21 less than the aggregate Scheduled Principal Balance of the Mortgage Loans shown in the Underlying Trustee's reports as of September 1, 1996. Nevertheless, to the extent included in the Underlying Trustee's October Report, certain information herein is as of October 1,1996, and is noted accordingly. For purposes of the following exhibits, weighted average original term calculations do not include contractual extensions.

     Unless noted otherwise, the following maturity date extension assumptions (the "Maturity Date Extension Assumptions for Matured Balloon Loans") were used for Matured Balloon Mortgage Loans to determine the remaining term to stated maturity, in classifying the Mortgage Loans as either Balloon Mortgage Loans or fully amortizing Mortgage Loans: (i) the maturity dates for all non-amortizing Balloon Mortgage Loans that became Matured Balloon Mortgage Loans on or before the Underlying Cut-Off Date have been extended to September 1, 1999; (ii) the maturity dates for all other Balloon Mortgage Loans that became Matured Balloon Mortgage Loans on or before the Underlying Cut-Off Date have been extended to the dates on which such Mortgage Loans would have fully amortized based on their related original amortization terms; (iii) the maturity dates for all Mortgage Loans that became Matured Balloon Mortgage Loans after the Underlying Cut-Off Date and on or before September 1, 1996 have been extended to the date of the first anniversary of their related original maturity dates that occurs after September 1, 1996; and (iv) Matured Balloon Mortgage Loans which have been restructured to have new maturity dates are assumed to pay through maturity in accordance with their restructured terms

                                    Exhibit A


                              Mortgage Loan Group 1

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
Original Principal                As of            As of             As of
   Balances               September 1, 1996 September 1, 1996 September 1, 1996
------------------------- ----------------- ----------------- -----------------
$   50,000 or less.........           1        $    41,101             0.02%
$   50,001 to $  100,000...          12            674,746             0.37
$  100,001 to $  200,000...          39          4,930,964             2.68
$  200,001 to $  400,000...         109         28,770,850            15.66
$  400,001 to $  600,000...          72         31,058,935            16.90
$  600,001 to $  800,000...          30         18,946,330            10.31
$  800,001 to $1,000,000...          16         13,307,710             7.24
$1,000,001 to $2,000,000...          28         35,711,315            19.43
$2,000,001 to $3,000,000...           5         11,443,937             6.23
$3,000,001 to $4,000,000...           4         10,999,931             5.99
$4,000,001 to $5,000,000...           2          8,408,829             4.58
$5,000,001 to $10,000,000..           4         19,472,187            10.60
                                   ---         ----------           ------
      Total...............         322        $183,766,834          100.00%
                                   ===         ===========          ======

                 Average Original Principal Balance is $645,994.


      Distribution of Scheduled Principal Balances as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 1

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
         Scheduled         Mortgage Loans  Principal Balance Principal Balance
    Principal Balances          As of            As of             As of
  as of September 1, 1996 September 1, 1996 September 1, 1996 September 1, 1996
------------------------- ----------------- ----------------- -----------------
$   50,000 or less..........       5         $   165,945            0.09%
$   50,001 to $  100,000....      19           1,368,084            0.74
$  100,001 to $  200,000....      53           8,387,363            4.56
$  200,001 to $  400,000....     100          29,372,048           15.98
$  400,001 to $  600,000....      63          29,974,337           16.31
$  600,001 to $  800,000....      29          19,393,382           10.55
$  800,001 to $1,000,000....      15          13,451,556            7.32
$1,000,001 to $2,000,000....      26          36,615,458           19.92
$2,000,001 to $3,000,000....       4          10,904,396            5.93
$3,000,001 to $4,000,000....       4          13,519,180            7.36
$4,000,001 to $5,000,000....       3          14,259,996            7.76
$5,000,001 to $10,000,000...       1           6,355,089            3.46
                                ---         -----------          ------
      Total...............      322         $183,766,834         100.00%
                                ===          ===========         ======


    Average Scheduled Principal Balance as of September 1, 1996 is $570,704.

                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 1

                                                        Percentage of
                                                          Mortgage
                                                         Loan Group
                                        Aggregate       by Aggregate
                       Number of        Scheduled         Scheduled
  Original Number   Mortgage Loans  Principal Balance Principal Balance
    of Years to          As of            As of             As of
 Stated Maturity*  September 1, 1996 September 1, 1996 September 1, 1996
-----------------  ----------------- ----------------- -----------------
  5 years or less.         8         $ 2,864,415             1.56%
  5+ to  7 years..         4           7,034,966             3.83
  7+ to 10 years..        41          26,681,289            14.52
 10+ to 15 years..        72          45,227,312            24.61
 15+ to 20 years..         3           1,816,031             0.99
 20+ to 30 years..       193         100,071,353            54.46
more than 30 years.        1              71,468             0.04
                       -----        -------------         -------
      Total.......       322         $183,766,834          100.00%
                         ===          ===========          ======

        Weighted Average Original Term to Stated Maturity is 21.7 years.

----------

 * Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 1

                                                         Percentage of
                                                       Balloon Mortgage
                                                       Loans in Mortgage
                                                          Loan Group
                                        Aggregate        by Aggregate
                       Number of        Scheduled          Scheduled
 Years Remaining    Mortgage Loans  Principal Balance  Principal Balance
     as of               As of            As of              As of
September 1, 1996*  September 1, 1996 September 1, 1996  September 1, 1996
-----------------  ------------------ ------------------ -----------------
 1 year or less.           8         $ 8,408,031            18.38%
 1+ to 2 years..           2           6,630,705            14.50
 2+ to 3 years..           2             290,506             0.64
 3+ to 4 years..           5           6,607,419            14.45
 5+ to 10 years..         15          10,751,340            23.51
10+ to 15 years..         14          11,180,907            24.45
20+ to 30 years.           3           1,867,879             4.08
                          --          ----------           ------
     Total......          49         $45,736,787           100.00%
                                      ==========           ======

        Weighted Average Remaining Term to Stated Maturity is 5.9 years.

----------

     * Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 1

                                                          Percentage of
                                                        Fully Amortizing
                                                         Mortgage Loans
                                                           in Mortgage
                                                           Loan Group
                                          Aggregate       by Aggregate
                         Number of        Scheduled         Scheduled
   Years Remaining    Mortgage Loans  Principal Balance Principal Balance
        as of              As of            As of             As of
 September 1, 1996*  September 1, 1996 September 1, 1996 September 1, 1996
-------------------  ----------------- ----------------- ----------------
  4+ to 5 years..            2              95,122             0.07
  5+ to 10 years..           3             256,998             0.19
 10+ to 15 years..          14           1,659,394             1.20
 15+ to 20 years..          29           6,972,839             5.05
 20+ to 30 years..         225         129,045,695            93.49
                           ---         -----------           ------
      Total......          273         $138,030,047          100.00%
                           ===          ===========          ======

        Weighted Average Remaining Term to Stated Maturity is 23.3 years.

----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 1

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
          Seasoning        Mortgage Loans  Principal Balance Principal Balance
            as of               As of            As of             As of
      September 1, 1996   September 1, 1996 September 1, 1996 September 1, 1996
    --------------------- ----------------- ----------------- ----------------
    2+ years to 3 years..        15         $14,835,665            8.07%
    3+ years to 4 years..        23          14,261,577            7.76
    4+ years to 5 years..        78          53,480,414           29.10
    5+ years to 6 years..         3           1,776,967            0.97
    6+ years to 7 years..        36          16,302,684            8.87
    7+ years to 8 years..        71          41,250,103           22.45
    8+ years to 9 years..        20          21,432,392           11.66
    9+ years to 10 years.        29          11,590,057            6.31
    over 10 years........        47           8,836,975            4.81
                                ---        ------------          ------
           Total.....           322        $183,766,834          100.00%
                                ===          ===========         ======

                    Weighted Average Seasoning is 6.3 years.

                 Mortgage Interest Rates as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 1

                                                             Percentage of
                                                               Mortgage
                                                              Loan Group
                                             Aggregate       by Aggregate
                            Number of        Scheduled         Scheduled
                         Mortgage Loans  Principal Balance Principal Balance
                              As of            As of             As of
Mortgage Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
----------------------- ----------------- ----------------- -----------------
 Less than or equal to          1         $    30,921             0.02%
  4.00%................
  5.00% to   5.99%....          1              86,051             0.05
  6.00% to   6.99%....          2           1,383,286             0.75
  7.00% to   7.99%....         90          76,332,455            41.54
  8.00% to   8.99%....        201          98,103,701            53.38
  9.00% to   9.99%....         11           3,336,992             1.82
 10.00% to  10.99%....          8           2,668,833             1.45
 11.00% to  11.99%....          2             601,713             0.33
 12.00% to  12.99%....          1             149,854             0.08
 13.00% to  13.99%....          5           1,073,028             0.58
                             ----        ------------          -------
         Total........        322         $183,766,834          100.00%
                              ===          ===========          ======

                Weighted Average Mortgage Interest Rate is 7.94%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 1

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
     Loan-to-Value           As of            As of             As of
Ratios at Origination* September 1, 1996 September 1, 1996 September 1, 1996
---------------------- ----------------- ----------------- -----------------
  50.00% or less......        25         $  8,490,912            4.62%
  50.01% to 60.00%....        50           26,851,664           14.61
  60.01% to 70.00%....       116           64,389,762           35.04
  70.01% to 80.00%....       121           81,387,976           44.29
  80.01% to 90.00%....         3              994,298            0.54
  90.01% to 100.00%...         2              363,735            0.20
 100.01% or more......         1               87,935            0.05
Unknown...............         4            1,200,552            0.65
                            ----         ------------         -------
      Total...........       322         $183,766,834          100.00%
                             ===          ===========          ======

        Weighted Average Loan-to-Value Ratio at Origination is 67.72%.**

----------

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value* as of September 1, 1996 in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                                Number of       Scheduled         Scheduled
                             Mortgage Loans Principal Balance Principal Balance
  Ratios of Current Loan          As of           As of             As of
Balance-to-Original Value* September 1, 1996 September 1, 1996 September 1, 1996
--------------------------- ---------------- ----------------- ----------------
 50.00% or less...........        54         $ 21,076,136           11.47%
 50.01% to 60.00%.........        83           39,214,902           21.34
 60.01% to 70.00%.........       146           99,164,072           53.96
 70.01% to 80.00%.........        30           21,874,831           11.90
 80.01% to 90.00%.........         4            1,068,683            0.58
 90.01% to 100.00%........         1              167,657            0.09
Unknown...................         4            1,200,552            0.65
                                ----         ------------         -------
      Total...............       322         $183,766,834          100.00%
                                 ===          ===========          ======

   Weighted Average Current Loan Balance-to-Original Value Ratio is 61.09%.**

----------

     *The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 1

                                                     Percentage of
                                                       Mortgage
                                                      Loan Group
                                     Aggregate       by Aggregate
                    Number of        Scheduled         Scheduled
                 Mortgage Loans  Principal Balance Principal Balance
                      As of            As of             As of
Lien Position*  September 1, 1996 September 1, 1996 September 1, 1996
--------------  ----------------- ----------------- ------------------
First lien**..              322   $183,766,834         100.00%
                            ---    -----------         -------
Total.........              322   $183,766,834         100.00%
                            ===    ===========         ======
----------

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
 Type of                             As of            As of             As of
 Mortgaged Properties      September 1, 1996 September 1, 1996 September 1, 1996
----------------------     ----------------- ----------------- -----------------
Multifamily..................        322          $183,766,834         100.00%
                                     ---           -----------         ------
          Total..............        322          $183,766,834         100.00%
                                     ===           ===========         ======


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 1

                                                    Percentage of
                                                      Mortgage
                                                     Loan Group
                                    Aggregate       by Aggregate
                    Number of       Scheduled         Scheduled
                 Mortgage Loans Principal Balance Principal Balance
                      As of           As of             As of
   Location     September 1, 1996 September 1, 1996 September 1, 1996
--------------  ----------------- ----------------- -----------------
Arizona.......          3        $   481,892            0.26%
California....        278        169,363,674           92.16
Colorado......          1            672,527            0.37
Connecticut...          3            238,053            0.13
Florida.......          8          5,907,738            3.21
Louisiana.....          1            389,425            0.21
North Carolina          1            581,356            0.32
New Jersey....          1          1,576,310            0.86
New Mexico....          1             55,436            0.03
New York......          2            290,506            0.16
Ohio..........          9          1,088,901            0.59
Pennsylvania..          1            167,650            0.09
Texas.........          5          1,753,300            0.95
Virginia......          8          1,200,067            0.65
                     ----       ------------         -------
Total.........        322        $183,766,834         100.00%
                      ===         ===========         ======

                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 1

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  County Concentration*  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
Los Angeles County
     90028 Los Angeles.          3          $5,997,214             3.26%
     90034 Los Angeles.          7           5,185,600             2.82
     90019 Los Angeles.          6           4,616,286             2.51
     91401 Van Nuys....          8           3,801,067             2.07
     Other Zip Codes...        174          83,937,784            45.68
Total Los Angeles              198         103,537,951            56.34
County.................
All Other Counties.....        124          80,228,883            43.66
                               ---        ------------           ------
          Total........        322        $183,766,834           100.00%

----------

* Zip Code concentrations are indicated above only if the percentage exceeds 2.0% in the counties noted.


                Monthly Payments Delinquent as of October 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 1*

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                                Number of       Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
   Monthly Payments               As of           As of             As of
    Delinquent               October 1, 1996  October 1, 1996   October 1, 1996
--------------------------- ---------------- ----------------------------------
Current....................       290        $160,029,798           87.52%
30-59 days past due........         4           1,205,662            0.66
60-89 days past due........         3           1,496,475            0.82
90+ days past due..........        22          19,058,754           10.42
Foreclosure................         1             667,731            0.37
REO........................         1             387,309            0.21
                                 ----        ------------         -------
          Total............       321         $182,845,729         100.00%
                                  ===          ===========         ======

----------

* Information obtained from the September 1, 1996 Underlying Trustee's report to the Underlying Certificateholders.

     Delinquency History for the Past Twelve Months as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                                  Percentage of
                                                                                    Mortgage
                                                                                   Loan Group
                                                                  Aggregate       by Aggregate
                                                  Number of       Scheduled         Scheduled
                                               Mortgage Loans Principal Balance Principal Balance
                                                    As of           As of             As of
            Delinquency History*             September 1, 1996 September 1, 1996 September 1, 1996
-------------------------------------------- -----------------------------------------------------

No 30 Day or Greater Delinquency in last 12        283        $156,430,677            5.12%
months...........................................
One Payment Delinquent (30-59 days) in last
12 months
  1 time 30-day delinquent in last 12 months.....    4           2,639,837            1.44
  More than 2 times 30-day delinquent in
last 12
    months.......................................    2             551,716            0.30
Two Payments Delinquent (60-89 days) in
last 12
  months
  1 time 60-day delinquent in last 12 months.....    3           1,937,491            1.05
  More than 2 times 60-day delinquent in
last 12
    months.......................................    1             149,854            0.08
Three or more Payments Delinquent (90
days+) in last 12 months
  1 time 90-day delinquent in last 12 months.....    1             410,781            0.22
  2 times 90-day delinquent in last 12               3           1,615,864            0.88
months...........................................
  More than 2 times 90-day delinquent in
last 12
    months.......................................   25          20,030,614           10.90
                                                    --        ------------          ------
         Total...................................  322        $183,766,834          100.00%
                                                   ===         ===========          ======

----------


 * The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.


               Margins of Mortgage Loans in Mortgage Loan Group 1

                                                       Percentage of
                                                         Mortgage
                                                        Loan Group
                                       Aggregate       by Aggregate
                      Number of        Scheduled         Scheduled
                   Mortgage Loans  Principal Balance Principal Balance
                        As of            As of             As of
      Margins     September 1, 1996 September 1, 1996 September 1, 1996
----------------- ----------------- ----------------- -----------------
Less than Zero..          2         $   109,769            0.06%
No Stated Margin          4             940,695            0.51
 0.01% to 0.99%.          2             573,604            0.31
 1.00% to 1.99%.          7           3,247,088            1.77
 2.00% to 2.99%.        238         162,854,601           88.62
 3.00% to 3.99%.         64          15,448,207            8.41
 4.00% or more..          5             592,870            0.32
                       ----        ------------         -------
          Total.        322         $183,766,834         100.00%
                        ===          ===========         ======

                        Weighted Average Margin is 2.60%.

            Maximum Rates of Mortgage Loans in Mortgage Loan Group 1

                                                        Percentage of
                                                          Mortgage
                                                         Loan Group
                                        Aggregate       by Aggregate
                       Number of        Scheduled         Scheduled
                    Mortgage Loans  Principal Balance  Principal Balance
                         As of            As of             As of
   Maximum Rates   September 1, 1996 September 1, 1996  September 1, 1996
------------------ ----------------- -----------------  -----------------
No Maximum Rate...        25         $15,551,047            8.46%
Less than 11.99%..         5           1,797,605            0.98
12.00%  to 12.99%.        21          10,227,988            5.57
13.00%  to 13.99%.        30          30,471,120           16.58
14.00%  to 14.99%.       174         104,282,550           56.75
15.00%  to 15.99%.        42          16,178,023            8.80
16.00%  to 16.99%.         8           1,385,235            0.75
17.00%  to 17.99%.        10           2,128,797            1.16
18.00%  to 18.99%.         5           1,417,160            0.77
19.00%  to 19.99%.         2             327,309            0.18
          Total...       322         $183,766,834         100.00%
                         ===          ===========         ======

                    Weighted Average Maximum Rate is 14.30%.*

----------
* Excludes ARMs with no Maximum Rate.


         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 1

                                                          Percentage of
                                                          Mortgage Loan
                                                            Group by
                                          Aggregate         Aggregate
                         Number of        Scheduled         Scheduled
                      Mortgage Loans  Principal Balance Principal Balance
                           As of            As of             As of
Floor Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
-------------------- ----------------- ----------------- -----------------
No Minimum Rate....         88         $39,035,308           21.24%
Less than 6.00%....         50          33,168,236           18.05
         6.00% to 6.99%.....36          26,575,373           14.46
         7.00% to 7.99%.....74          45,702,003           24.87
         8.00% to 8.99%...  74          39,285,913           21.38
                          ----        ------------          ------
          Total....        322         $183,766,834         100.00%
                           ===          ===========         ======

                 Weighted Average Floor Interest Rate is 6.92%.*

----------
* Excludes ARMs with no Floor Interest Rate.

                         Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
       Periodic Rate             As of            As of             As of
      Adjustment Caps      September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- -----------------
No Periodic Adjustment Cap       209         $134,785,429          73.35%
Less than 1.00%...........         9              914,771           0.50
1.00% to 1.99%............        84           45,452,589          24.73
2.00% to 2.99%............        18            2,061,199           1.12
3.00% to 3.99%............         2              552,846           0.30
                               -----        -------------        -------
          Total...........       322         $183,766,834         100.00%
                                 ===          ===========         ======


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 1

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
       Interest              As of            As of             As of
 Adjustment Frequency  September 1, 1996 September 1, 1996 September 1, 1996
---------------------  ----------------- ----------------- -----------------
Monthly...............       180          $117,396,385          63.88%
Quarterly.............         1                36,665           0.02
Semi-Annually.........        69            32,020,971          17.42
Annually..............        54            25,147,495          13.68
Two Years.............         1                69,207           0.04
Three Years...........        11             3,180,060           1.73
Five Years............         2             3,993,799           2.17
Adjusts with Index....         4             1,922,251           1.05
          Total.......       322          $183,766,834         100.00%
                             ===           ===========         ======


                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 1

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
        Payment              As of            As of             As of
 Adjustment Frequency  September 1, 1996 September 1, 1996 September 1, 1996
---------------------- ----------------- ----------------- -----------------
Semi-Annually.........        69           $32,020,971          17.42%
Annually..............       235           143,982,543          78.35
Two Years.............         1                69,207           0.04
Three Years...........        11             3,180,060           1.73
Five Years............         3             4,168,111           2.27
Adjusts with Index....         3               345,941           0.19
          Total.......       322          $183,766,834         100.00%
                             ===           ===========         ======

                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                                     Percentage of
                                                                                       Mortgage
                                                                                      Loan Group
                                                                     Aggregate       by Aggregate
                                                    Number of        Scheduled         Scheduled
                                                 Mortgage Loans  Principal Balance Principal Balance
                                                      As of            As of             As of
                     Indexes                    September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------------------------------- ----------------- ------------------
COFI 5th District...............................        1          $    63,363            0.03%
COFI 11th District Weighted Average.............      162          101,977,208           55.49
COFI Weighted Average for CA Members of SF FHLB         9              914,771            0.50
FHLB Advance Rate...............................        2              267,395            0.15
FHLB--National Average of Lenders
      (Previously Occupied Homes)...............        6            1,146,473            0.62
FHLMC 30 year Mortgage Commitment...............        1              174,312            0.09
LIBOR 1 Month...................................       52           38,424,369           20.91
LIBOR 1 Year....................................       15           11,006,945            5.99
LIBOR 6 Month...................................       39           20,726,442           11.28
PRIME Chase Manhattan Bank......................        1               55,436            0.03
PRIME Citibank..................................        1            1,576,310            0.86
PRIME As Stated In Wall Street Journal..........        4            1,083,052            0.59
Treasury--1 Year Weekly Average..................      20            3,757,127            2.04
Treasury--3 Year Weekly Average..................       6            2,415,809            1.31
Treasury--5 Year Weekly Average..................       2              141,157            0.08
Treasury--91 Day T-Bill..........................       1               36,665            0.02
                                                      ----        -------------         -------
          Total.................................      322         $183,766,834           100.00%
                                                      ===          ===========           ======


                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 1

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  Negative Amortization  September 1, 1996 September 1, 1996 September 1, 1996
------------------------ ----------------- ----------------- -----------------
No Negative                    134          $53,790,647           29.27%
Amortization............
Negative Amortization...       188          129,976,187           70.73
                               ---          -----------          ------
          Total.........       322         $183,766,834          100.00%
                               ===          ===========          ======

    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 1

                                                                                        Percentage of
                                                                                          Mortgage
                                                                                         Loan Group
                                                                        Aggregate       by Aggregate
                                                        Number of       Scheduled         Scheduled
                                                     Mortgage Loans Principal Balance Principal Balance
                                                          As of           As of             As of
 Loans-to-Facilitate and Modified Mortgage Loans September 1, 1996 September 1, 1996 September 1, 1996
                     Loans-to-Facilitate (Seller--Originated
    ----------------------------------------------- ----------------- ----------------- -----------------
    Loans-to-Facilitate (Seller-Originated Loans)(1)        1           $620,271.40             0.34%
    Loans-to-Facilitate (Non-RTC)(2)..............         14          4,985,270.48             2.71
    Modified Mortgage Loans(3)....................         29         20,995,815.97            11.43
    Not Applicable................................        278        157,165,476.14            85.52
                                                          ---        --------------            -----
              Total...............................        322       $183,766,833.99           100.00%
                                                          ===       ===============           ======
----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had  substantially  modified terms as of the
    Underlying  Cut-Off  Date due to  default,  reasonable  likelihood  of  default, workout or other credit related reasons.

                                                                   Exhibit B

                                    Exhibit B


                              Mortgage Loan Group 2

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 2

                                                                   Percentage of
                                                                      Mortgage
                                                                     Loan Group
                                                   Aggregate        by Aggregate
                                                   Scheduled         Scheduled
                                  Number of        Principal         Principal
                                Mortgage Loans      Balance           Balance
                                    As of            As of             As of
 Original Principal Balances    September 1,     September 1,      September 1,
                                     1996             1996              1996
                                     ----             ----              ----
$   50,000 or less.........             5          $    130,780           0.06%
$   50,001 to $  100,000...            37             1,360,758           0.60
$  100,001 to $  200,000...            47             4,739,391           2.10
$  200,001 to $  400,000...           137            37,166,348          16.48
$  400,001 to $  600,000...            79            35,110,240          15.57
$  600,001 to $  800,000...            27            17,174,176           7.62
$  800,001 to $1,000,000...            20            16,587,970           7.36
$1,000,001 to $2,000,000...            38            49,509,764          21.95
$2,000,001 to $3,000,000...            12            28,424,619          12.60
$3,000,001 to $4,000,000...             6            20,833,087           9.24
$5,000,001 to $10,000,000..             2            14,485,711           6.42
                                    ----           -----------        -------
          Total...........           410          $225,522,842         100.00%
                                     ===           ===========         ======

                 Average Original Principal Balance is $602,168.


      Distribution of Scheduled Principal Balances as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                  Percentage of
                                                                     Mortgage
                                                                    Loan Group
                                                  Aggregate        by Aggregate
                                                  Scheduled         Scheduled
                                 Number of        Principal         Principal
                              Mortgage Loans       Balance           Balance
         Scheduled                 As of            As of             As of
     Principal Balances        September 1,     September 1,      September 1,
  As of September 1, 1996           1996             1996              1996
  ------------------------          ----             ----              ----
$   50,000 or less.........           48          $ 1,289,657            0.57%
$   50,001 to $  100,000...           24            1,680,597            0.75
$  100,001 to $  200,000...           40            5,957,752            2.64
$  200,001 to $  400,000...          131           39,514,714           17.52
$  400,001 to $  600,000...           67           32,063,746           14.22
$  600,001 to $  800,000...           29           20,113,436            8.92
$  800,001 to $1,000,000...           17           15,240,155            6.76
$1,000,001 to $2,000,000...           35           47,801,510           21.20
$2,000,001 to $3,000,000...           11           26,542,477           11.77
$3,000,001 to $4,000,000...            6           20,833,087            9.24
$5,000,001 to $10,000,000..            2           14,485,711            6.42
                                   ----         ------------         -------
          Total.........            410          $225,522,842         100.00%
                                    ===           ===========         ======


Average Scheduled Principal Balance as of September 1, 1996 is $550,056.

                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 2

                                                        Percentage of
                                                           Mortgage
                                                          Loan Group
                                        Aggregate        by Aggregate
                       Number of        Scheduled         Scheduled
  Original Number      Number of        Principal         Principal
  Original Number   Mortgage Loans       Balance           Balance
    of Years to          As of            As of             As of
 Stated Maturity*    September 1,     September 1,      September 1,
                          1996             1996              1996
------------------  --------------    --------------    ------------
  5 years or less.          11           $12,102,665           5.37%
  5+ to  7 years..          73            67,681,063          30.01
  7+ to 10 years..          13             4,693,943           2.08
 10+ to 15 years..          73            52,330,960          23.20
 15+ to 20 years..           7             3,669,696           1.63
 20+ to 30 years..         228            84,051,804          37.27
 30 years or more.           5               992,711           0.44
                          ----         -------------        -------
           Total..         410           $225,522,842        100.00%
                           ===            ===========        ======

        Weighted Average Original Term to Stated Maturity is 17.5 years.

----------

* Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 2

                                                         Percentage of
                                                            Balloon
                                                         Mortgage Loans
                                                          in Mortgage
                                                           Loan Group
                                         Aggregate        by Aggregate
                        Number of        Scheduled         Scheduled
  Years Remaining       Number of        Principal         Principal
  Years Remaining    Mortgage Loans       Balance           Balance
       As of              As of            As of             As of
September 1, 1996*    September 1,     September 1,      September 1,
                           1996             1996              1996
------------------    -------------    --------------    ------------
 1 year or less....          7            $ 5,139,449          4.76%
 1+ to  2 years....         11              7,844,254          7.26
 2+ to  3 years....         16             23,450,039         21.70
 3+ to  4 years....         52             38,101,108         35.26
 4+ to  5 years....          9              7,924,701          7.33
 5+ to 10 years....          6              2,933,907          2.72
10+ to 15 years....         16             22,663,122         20.97
                           ---            -----------        ------
          Total....        117            $108,056,581       100.00%
                           ===             ===========       ======

        Weighted Average Remaining Term to Stated Maturity is 4.8 years.

----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 2

                                                                   Percentage of
                                                                Fully Amortizing
                                                                 Mortgage Loans
                                                                    in Mortgage
                                                                    Loan Group
                                                                   by Aggregate
                                                Aggregate           Scheduled
                           Number of            Scheduled           Principal
                         Mortgage Loans     Principal Balance        Balance
  Years Remaining            As of                As of               As of
As of September 1, 1996 September 1, 1996   September 1, 1996 September 1, 1996
-------------------     -----------------   ----------------- ------------------
 1 year or less....             9             $    120,157             0.10%
 1+ to 2 years.....             3                  104,625             0.09
 2+ to 3 years.....             3                   76,284             0.06
 3+ to 4 years.....             6                  190,526             0.16
 4+ to 5 years.....             8                  445,416             0.38
 5+ to 10 years....            42                3,367,683             2.87
10+ to 15 years....            10                2,686,509             2.29
15+ to 20 years....             7                2,053,419             1.75
20+ to 30 years....           205              108,421,643            92.30
                              ---              -----------           ------
         Total.....           293             $117,466,261           100.00%
                              ===              ===========           ======

        Weighted Average Remaining Term to Stated Maturity is 23.4 years.

----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 2

                                                                Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                                 Scheduled        Scheduled
                               Number of         Principal        Principal
                            Mortgage Loans        Balance          Balance
       Seasoning                 As of             As of            As of
As of September 1, 1996    September 1, 1996 September 1, 1996 September 1, 1996
-----------------------    ----------------- ----------------- -----------------
 2+ to 3 years...........         14             $22,324,292          9.90%
 3+ to 4 years...........         69              59,730,339         26.49
 4+ to 5 years...........         91              67,999,704         30.15
 5+ to 6 years...........         38              18,267,077          8.10
 6+ to 7 years...........         87              42,230,189         18.73
 7+ to 8 years...........         14               4,098,587          1.82
 8+ to 9 years...........          4                 572,791          0.25
 9+ to 10 years..........          6               1,004,747          0.45
  over 10 years..........         87               9,295,117          4.12
                                 ---             -----------        ------
        Total............        410             $225,552,842       100.00%
                                 ===              ===========       ======

                    Weighted Average Seasoning is 5.2 years.

                 Mortgage Interest Rates As of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 2

                                                             Percentage of
                                                                Mortgage
                                                               Loan Group
                                             Aggregate        by Aggregate
                                             Scheduled         Scheduled
                            Number of        Principal         Principal
                         Mortgage Loans       Balance           Balance
                              As of            As of             As of
                           September 1,     September 1,      September 1,
Mortgage Interest Rates       1996             1996              1996
-----------------------   --------------    ------------       ------------
   5.00% to 5.99%......          1          $  1,329,885           0.59%
   6.00% to 6.99%......          2             3,627,218           1.61
   7.00% to 7.99%......         14             9,506,829           4.22
   8.00% to 8.99%......        107            66,643,631          29.55
   9.00% to 9.99%......        245           134,971,604          59.85
  10.00% to 10.99%.....         29             8,206,386           3.64
  11.00% to 11.99%.....          9             1,118,984           0.50
  12.00% to 12.99%.....          3               118,305           0.05
                              ----          ------------        -------
          Total........        410          $225,522,842         100.00%
                               ===           ===========         ======

                Weighted Average Mortgage Interest Rate is 8.85%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 2

                                                           Percentage of
                                                              Mortgage
                                                             Loan Group
                                          Aggregate        by Aggregate
                                          Scheduled          Scheduled
                          Number of       Principal          Principal
                       Mortgage Loans       Balance           Balance
    Loan-to-Value           As of            As of             As of
     Ratios at          September 1,     September 1,      September 1,
    Origination*             1996             1996              1996
---------------------- --------------    -------------     -------------
 50.00% or less.......        35        $ 13,975,565             6.20%
 50.01% to  60.00%....        66          42,374,750            18.79
 60.01% to  70.00%....       112          56,697,586            25.14
 70.01% to  80.00%....       129          49,097,000            21.77
 80.01% to  90.00%....        27          24,670,309            10.94
 90.01% to 100.00%....        15          17,335,139             7.69
100.01% or more.......        14          19,549,904             8.67
Unknown...............        12           1,822,589             0.81
                              --        ------------             ----
          Total.......       410        $225,522,842           100.00%
                             ===         ===========           ======

        Weighted Average Loan-to-Value Ratio at Origination is 73.42%.**

----------

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value#
                As of September 1, 1996 in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                 Number of       Scheduled         Scheduled
                              Mortgage Loans  Principal Balance Principal Balance
   Ratios of Current Loan          As of           As of             As of
 Balance-to-Original Value*  September 1, 1996 September 1, 1996 September 1, 1996
 --------------------------- ---------------------------------------------------
  50.00% or less...........       122         $26,237,779            11.63%
  50.01% to  60.00%........        87          47,932,638            21.25
  60.01% to  70.00%........       101          57,860,206            25.66
  70.01% to  80.00%........        49          42,183,974            18.70
  80.01% to  90.00%........        17          15,757,744             6.99
  90.01% to 100.00%........        12          19,273,270             8.55
 100.01% or more...........        10          14,454,642             6.41
 Unknown...................        12           1,822,589             0.81
                                  ---        ------------          -------
           Total...........       410        $225,522,842           100.00%
                                  ===         ===========           ======

   Weighted Average Current Loan Balance-to-Original Value Ratio is 69.08%.**
----------

# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.

                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 2

                                                        Percentage of
                                                           Mortgage
                                                          Loan Group
                                      Aggregate          by Aggregate
                     Number of        Scheduled            Scheduled
                  Mortgage Loans    Principal Balance  Principal Balance
                       As of            As of                As of
 Lien Position*  September 1, 1996  September 1, 1996   September 1, 1996
---------------  -----------------  -----------------   -----------------
 First lien**..         410         $225,522,842           100.00%
                        ---          -----------           ------
 Total.........         410         $225,522,842           100.00%
 ----------             ===          ===========           ======

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
          Type of                 As of            As of             As of
   Mortgaged Properties    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- -----------------
Multifamily...............        410        $225,522,842           100.00%
                                  ---         -----------           ------
          Total...........        410        $225,522,842           100.00%
                                  ===         ===========           ======


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 2


                                                          Percentage of
                                                            Mortgage
                                                           Loan Group
                                          Aggregate       by Aggregate
                         Number of        Scheduled         Scheduled
                      Mortgage Loans  Principal Balance Principal Balance
                           As of            As of             As of
      Location       September 1, 1996 September 1, 1996 September 1, 1996
-------------------  ----------------- ----------------- ------------------
Arizona............          3        $  4,557,153             2.02%
California.........        256         137,752,265            61.08
Colorado...........          1             410,159             0.18
Connecticut........          1              17,717             0.01
Florida............         21           4,020,489             1.78
Georgia............          4           2,609,312             1.16
Illinois...........          2              74,891             0.03
Kentucky...........          1             191,180             0.08
Louisiana..........          8           5,274,553             2.34
Maryland...........          1             168,257             0.07
Missouri...........          6           2,224,203             0.99
Mississippi........          3           1,715,811             0.76
Nebraska...........          1              38,738             0.02
New Jersey.........          4           2,389,626             1.06
New York...........          1             499,410             0.22
Ohio...............         11           3,297,499             1.46
Oregon.............          1             269,434             0.12
Pennsylvania.......          1             109,482             0.05
Tennessee..........          1             460,414             0.20
Texas..............         75          58,539,034            25.96
Utah...............          3             543,569             0.24
Virginia...........          5             359,644             0.16
                          ----        ------------          -------
          Total....        410        $225,522,842           100.00%
                           ===         ===========           ======

                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 2

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  County Concentration*  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
Los Angeles County
     90027 Los Angeles.         10          $7,612,974             3.38%
     90028 Los Angeles.          5           4,590,551             2.04
     Other Zip Codes...        159          75,656,046            33.54
Total Los Angeles
County.................        174          87,859,571            38.96
All Other Counties.....        236         137,663,271            61.04
                               ---         -----------            -----
          Total........        410        $225,522,842           100.00%
                               ===         ===========           ======
----------

* Zip Code concentrations are indicated above only if the percentage exceeds 2.0% in the counties noted.


                Monthly Payments Delinquent as of October 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 2*

                                                                       Percentage of
                                                                         Mortgage
                                                                        Loan Group
                                                       Aggregate       by Aggregate
                                      Number of        Scheduled         Scheduled
                                   Mortgage Loans  Principal Balance Principal Balance
                                        As of            As of             As of
    Monthly Payments Delinquent    October 1, 1996  October 1, 1996   October 1, 1996
 -------------------------------- ---------------- ----------------- -----------------
 Current.........................       364        $198,249,331            88.65%
 30-59 days......................         4           1,106,322             0.49
 60-89 days......................         4           3,306,004             1.48
 90+ days........................        28          13,468,197             6.02
 Foreclosure.....................         2             923,618             0.41
 REO.............................         5           6,571,422             2.95
                                       ----        ------------          -------
           Total.................       407        $223,624,895           100.00%
                                        ===         ===========           ======

----------

* Information obtained from the September 1, 1996 Underlying Trustee's report to Underlying Certificateholders.

     Delinquency History for the Past Twelve Months as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                                  Percentage of
                                                                                    Mortgage
                                                                                   Loan Group
                                                                  Aggregate       by Aggregate
                                                  Number of       Scheduled         Scheduled
                                               Mortgage Loans Principal Balance Principal Balance
                                                    As of           As of             As of
            Delinquency History*              September 1, 1996 September 1, 1996 September 1, 1996
--------------------------------------------  ----------------- ----------------- ----------------
No 30 Day or Greater Delinquency in last 12
  months....................................       360        $197,095,311.77          87.39%
One Payment Delinquent (30-59 days) in last
12 months
  1 time 30-day delinquent in last 12 months         5           2,206,380.91           0.98
  2 times 30-day delinquent in last 12               2             323,236.01           0.14
months......................................
  More than 2 times 30-day delinquent in
last 12
    months..................................         2             260,281.62           0.12
Two Payments Delinquent (60-89 days) in
last 12
  months
  1 time 60-day delinquent in last 12 months         2             560,373.93           0.25
Three or more Payments Delinquent (90
days+) in last 12 months
  1 time 90-day delinquent in last 12 months         3           1,074,673.83           0.48
  More than 2 times 90-day delinquent in
last 12
    months..................................        36          24,002,563.74          10.64
                                                    --        ---------------         ------
         Total..............................       410        $225,522,841.81         100.00%
                                                   ===         ==============         ======
----------

 * The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.

               Margins of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
          Margins          September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        190        $102,457,057            45.43%
No Stated Margin.........          1             135,270             0.06
0.01% to 0.99%...........          1              38,738             0.02
1.00% to 1.99%...........          1             251,735             0.11
2.00% to 2.99%...........        194         115,340,649            51.14
3.00% to 3.99%...........         23           7,299,393             3.24
                                ----        ------------          -------
          Total..........        410        $225,522,842           100.00%
                                 ===         ===========           ======

                       Weighted Average Margin is 2.74%.*
----------

* Excludes Fixed Rate Mortgage Loans.


            Maximum Rates of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
       Maximum Rates       September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        190        $102,457,057            45.43%
No Maximum Rate..........          1           3,852,786             1.71
12.00% to 12.99%.........          1             167,397             0.07
14.00% to 14.99%.........        204         115,173,612            51.07
15.00% to 15.99%.........          7           1,906,913             0.85
16.00% to 16.99%.........          2             451,447             0.20
18.00% to 18.99%.........          4           1,412,154             0.63
19.00% to 19.99%.........          1             101,474             0.04
                                ----        ------------          -------
          Total..........        410        $225,522,842           100.00%
                                 ===         ===========           ======

                    Weighted Average Maximum Rate is 14.46%.*
----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.

         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
   Floor Interest Rates    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        190        $102,457,057            45.43%
 8.00% to  8.99%.........         95          58,475,377            25.93
 9.00% to  9.99%.........        122          63,962,883            28.36
10.00% to 10.99%.........          2             588,787             0.26
11.00% to 11.99%.........          1              38,738             0.02
                                ----        ------------          -------
          Total..........        410        $225,522,842           100.00%
                                 ===         ===========           ======

                 Weighted Average Floor Interest Rate is 8.88%.*
----------

* Excludes Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
       Periodic Rate             As of            As of             As of
      Adjustment Caps      September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans.       190        $102,457,057            45.43%
No Periodic Adjustment
Cap.......................       214         121,527,129            53.89
Less than 1.00%...........         1             135,270             0.06
1.00% to 1.99%............         4           1,291,454             0.57
2.00% to 2.99%............         1             111,931             0.05
                                ----        ------------          -------
          Total...........       410        $225,522,842           100.00%
                                 ===         ===========           ======

                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
         Interest                As of            As of             As of
   Adjustment Frequency    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        190        $102,457,057            45.43
Monthly..................        209         120,617,812            53.48
Semi-Annually............          6           1,880,242             0.83
Annually.................          4             400,334             0.18
Three Years..............          1             167,397             0.07
                                ----        ------------          -------
          Total..........        410        $225,522,842           100.00%
                                 ===         ===========           ======


                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
          Payment                As of            As of             As of
   Adjustment Frequency    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        190        $102,457,057            45.43%
Semi-Annually............          5           1,543,189             0.68
Annually.................        214         121,355,198            53.81
Three Years..............          1             167,397             0.07
                                ----        ------------          -------
          Total..........        410        $225,522,842           100.00%
                                 ===         ===========           ======

                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                                  Percentage of
                                                                                    Mortgage
                                                                                   Loan Group
                                                                  Aggregate       by Aggregate
                                                 Number of        Scheduled         Scheduled
                                              Mortgage Loans  Principal Balance Principal Balance
                                                   As of            As of             As of
                   Indexes                   September 1, 1996 September 1, 1996 September 1, 1996
-------------------------------------------- ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans...................        190        $102,457,057            45.43%
COFI--11th District Weighted Average.........        30          11,790,248             5.23
FHLB--National Average of Lenders
          (Previously Occupied Homes).......          1              38,738             0.02
LIBOR--1 Month...............................       184         110,456,070            48.98
PRIME--Citibank..............................         1             251,735             0.11
PRIME--Frost National Bank...................         1             111,931             0.05
Treasury--1 Year Weekly Average..............         2             249,665             0.11
Treasury--3 Year Weekly Average..............         1             167,397             0.07
                                                   ----        ------------          -------
          Total.............................       410        $225,522,842           100.00%
                                                   ===         ===========           ======


                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 2

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  Negative Amortization  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
No Negative
Amortization............       200         104,567,978            46.37
Negative Amortization...       210         120,954,864            53.63
                               ---         -----------          -------
          Total.........       410        $225,522,842           100.00%
                               ===         ===========           ======

    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 2

                                                                                    Percentage of
                                                                                      Mortgage
                                                                                     Loan Group
                                                                    Aggregate       by Aggregate
                                                    Number of       Scheduled         Scheduled
                                                 Mortgage Loans Principal Balance Principal Balance
                                                      As of           As of             As of
Loans-to-Facilitate and Modified Mortgage Loans September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------------- ----------------- ----------------- ------------------


Loans-to-Facilitate (Seller--Originated
  Loans)(1)...................................        85         $76,089,733.16         33.74%
Loans-to-Facilitate (Non-RTC)(2)..............        13          16,953,386.58          7.52
Modified Mortgage Loans(3)....................         9           3,813,715.84          1.69
Not Applicable................................       303         128,666,006.23         57.05
                                                     ---         --------------        ------
          Total...............................       410        $225,522,841.81        100.00%
----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, workout or other credit related reasons.

                                    Exhibit C


                              Mortgage Loan Group 3

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
Original Principal               As of            As of             As of
    Balances               September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- ----------------
$    50,000 or less.......          16        $   307,669             0.15%
$    50,001 to $   100,000          73          4,195,136             2.04
$   100,001 to $   200,000         119         13,357,883             6.50
$   200,001 to $   400,000         109         23,544,398            11.45
$   400,001 to $   600,000          66         27,772,804            13.51
$   600,001 to $   800,000          19         11,600,909             5.64
$   800,001 to $ 1,000,000          27         20,622,210            10.03
$ 1,000,001 to $ 2,000,000          33         35,955,440            17.49
$ 2,000,001 to $ 3,000,000           6         13,263,979             6.45
$ 3,000,001 to $ 4,000,000           2          3,084,434             1.50
$ 4,000,001 to $ 5,000,000           5         20,497,698             9.97
$ 5,000,001 to $10,000,000           3         20,917,088            10.17
$10,000,001 or more.......           1         10,470,360             5.09
                                   ---        -----------           ------
          Total...........         479       $205,590,009           100.00%
                                   ===        ===========           ======

                 Average Original Principal Balance is $521,158.


      Distribution of Scheduled Principal Balances as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
         Scheduled         Mortgage Loans  Principal Balance Principal Balance
    Principal Balances          As of            As of             As of
  as of September 1, 1996 September 1, 1996 September 1, 1996 September 1, 1996
------------------------- ----------------- ----------------- -----------------
$    50,000 or less......         56        $  1,635,199              0.80%
$    50,001 to $   100,000..      88           6,484,035              3.15
$   100,001 to $   200,000..     104          15,164,987              7.38
$   200,001 to $   400,000..      90          24,231,062             11.79
$   400,001 to $   600,000..      57          27,357,490             13.31
$   600,001 to $   800,000..      29          20,437,371              9.94
$   800,001 to $ 1,000,000..      19          16,791,243              8.17
$ 1,000,001 to $ 2,000,000..      22          28,537,757             13.88
$ 2,000,001 to $ 3,000,000..       4           9,876,994              4.80
$ 3,000,001 to $ 4,000,000..       3          10,840,918              5.27
$ 4,000,001 to $ 5,000,000..       3          12,845,505              6.25
$ 5,000,001 to $10,000,000..       3          20,917,088             10.17
$10,000,001 or more.........       1          10,470,360              5.09
                                 ----        ------------           -------
          Total.........         479        $205,590,009            100.00%
                                 ===         ===========            ======


Average Scheduled Principal Balance as of September 1, 1996 is $429,207.

                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 3

                                                        Percentage of
                                                          Mortgage
                                                         Loan Group
                                        Aggregate       by Aggregate
                       Number of        Scheduled         Scheduled
  Original Number   Mortgage Loans  Principal Balance Principal Balance
    of Years to          As of            As of             As of
 Stated Maturity*  September 1, 1996 September 1, 1996 September 1, 1996
-----------------  ----------------- ----------------- -----------------
 5 years or less.         22           $17,930,934           8.72%
 5+ to  7 years..         22             4,767,019           2.32
 7+ to 10 years..         81            53,344,493          25.95
10+ to 15 years..         79            32,376,632          15.75
15+ to 20 years..         34             6,726,770           3.27
20+ to 30 years..        240            89,969,758          43.76
30 years or more.          1               474,403           0.23
                        ----          ------------        -------
          Total..        479          $205,590,009         100.00%
                         ===           ===========         ======

        Weighted Average Original Term to Stated Maturity is 18.2 years.

----------

* Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                               Balloon Mortgage
                                                               Loans in Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                             Number of          Scheduled          Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
  Years Remaining              As of              As of              As of
as of September 1, 1996* September 1, 1996  September 1, 1996 September 1, 1996
-----------------------  -----------------  ----------------- -----------------
 1 year or less...              38            $ 31,761,614          35.60%
 1+ to  2 years...              14              16,951,100          19.00
 2+ to  3 years...              23               9,014,469          10.10
 3+ to  4 years...              33              16,514,145          18.51
 4+ to  5 years...               6               2,441,713           2.74
 5+ to 10 years...              13              10,696,697          11.99
10+ to 15 years...               2                 252,729           0.28
15+ to 20 years...               3               1,577,097           1.77
                               ---             -----------         ------
          Total...             132             $89,209,564         100.00%
                               ===             ===========         ======

        Weighted Average Remaining Term to Stated Maturity is 2.6 years.
----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                               Fully Amortizing
                                                                Mortgage Loans
                                                                  in Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                            Number of           Scheduled          Scheduled
                         Mortgage Loans     Principal Balance  Principal Balance
   Years Remaining            As of               As of              As of
As of September 1, 1996*September 1, 1996   September 1, 1996  September 1, 1996
-----------------------------------------   -----------------  -----------------
 1 year or less....               1             $ 1,612                  0.00%
 1+ to 2 years.....               7             203,865                  0.18
 2+ to 3 years.....               4             130,871                  0.11
 3+ to 4 years.....               2              48,240                  0.04
 4+ to 5 years.....               9             687,278                  0.59
 5+ to 10 years....              42           5,633,095                  4.84
10+ to 15 years....              43           4,883,554                  4.20
15+ to 20 years....             165          51,056,352                 43.87
20+ to 30 years....              74          53,735,577                 46.17
                               ----         -----------                 -----
          Total....             347         $116,380,445                 100.0%
                                ===         ============                 =====

        Weighted Average Remaining Term to Stated Maturity is 19.0 years.
----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 3

                                                                     Percentage of
                                                                       Mortgage
                                                                      Loan Group
                                                    Aggregate        by Aggregate
                               Number of            Scheduled          Scheduled
                           Mortgage Loans       Principal Balance  Principal Balance
       Seasoning                 As of                As of              As of
As of September 1, 1996   September 1, 1996     September 1, 1996  September 1, 1996
-----------------------   -----------------     ------------------ -----------------
   2+ to 3 years......            5            $  5,211,838            2.54%
   3+ to 4 years......           12              14,170,254            6.89
   4+ to 5 years......            6               1,437,219            0.70
   5+ to 6 years......           20              13,028,992            6.34
   6+ to 7 years......           55              29,300,047           14.25
   7+ to 8 years......           78              41,248,035           20.06
   8+ to 9 years......           83              43,414,632           21.12
   9+ to 10 years.....           54              23,843,726           11.60
   over 10 years......          166              33,935,265           16.51
                                ---             -----------          ------
          Total...              479            $205,590,009          100.00%
                                ===             ===========          ======

                    Weighted Average Seasoning is 8.0 years.

                 Mortgage Interest Rates as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 3

                                                             Percentage of
                                                               Mortgage
                                                              Loan Group
                                             Aggregate       by Aggregate
                            Number of        Scheduled         Scheduled
                         Mortgage Loans  Principal Balance Principal Balance
                              As of            As of             As of
Mortgage Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
----------------------- ----------------- ----------------- -----------------
  5.00% to 5.99%......          1          $    64,967            0.03
  6.00% to 6.99%......         10           21,954,800           10.68
  7.00% to 7.99%......        148           74,169,757           36.08
  8.00% to 8.99%......        168           56,373,478           27.42
  9.00% to 9.99%......        106           37,682,351           18.33
 10.00% to 10.99%.....         31            9,770,298            4.75
 11.00% to 11.99%.....          2              166,374            0.08
 13.00% to 13.99%.....         13            5,407,983            2.63
                              ---         ------------          ------
         Total........        479         $205,590,009           100.0%
                              ===          ===========           =====

                Weighted Average Mortgage Interest Rate is 8.31%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 3

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
     Loan-to-Value           As of            As of             As of
Ratios at Origination* September 1, 1996 September 1, 1996 September 1, 1996
---------------------- ----------------- ----------------- -----------------
 50.00% or less.......         59         $ 21,383,399          10.40%
 50.01% to  60.00%....         55           13,463,952           6.55
 60.01% to  70.00%....        111           55,565,174          27.03
 70.01% to  80.00%....        175           88,764,543          43.18
 80.01% to  90.00%....         24           10,567,935           5.14
 90.01% to 100.00%....         19            3,686,341           1.79
100.01% or more.......          6            2,317,665           1.13
Unknown...............         30            9,841,000           4.79
                              ---         ------------        -------
          Total.......        479         $205,590,009         100.00%
                              ===          ===========         ======

        Weighted Average Loan-to-Value Ratio at Origination is 69.43%.**
----------

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

                   Range of Ratios of Current Loan Balance-to-
      Original Value# as of September 1, 1996 in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                 Number of       Scheduled         Scheduled
                              Mortgage Loans Principal Balance Principal Balance
   Ratios of Current Loan          As of           As of             As of
 Balance-to-Original Value*  September 1, 1996 September 1, 1996 September 1, 1996
 --------------------------- ----------------- ----------------- ----------------
  50.00% or less...........         146         $40,839,342          19.86%
  50.01% to  60.00%........          90          34,682,466          16.87
  60.01% to  70.00%........          93          55,516,945          27.00
  70.01% to  80.00%........          50          36,808,655          17.90
  80.01% to  90.00%........          15           8,304,925           4.04
  90.01% to 100.00%........           2           1,310,106           0.64
 100.01% or more...........           5           4,123,652           2.01
 Unknown...................          78          24,003,919          11.68
                                    ---        ------------         ------
           Total...........         479        $205,590,009         100.00%
                                    ===         ===========         ======

   Weighted Average Current Loan Balance-to-Original Value Ratio is 61.09%.**
----------

# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 3

                                                      Percentage of
                                                        Mortgage
                                                       Loan Group
                                      Aggregate       by Aggregate
                     Number of        Scheduled         Scheduled
                  Mortgage Loans  Principal Balance Principal Balance
                       As of            As of             As of
 Lien Position*  September 1, 1996 September 1, 1996 September 1, 1996
 --------------- ----------------- ----------------- -----------------
 First lien**..        428         $191,254,398           93.03%
 Second lien...         49           14,046,876            6.83
 Third lien....          2              288,735            0.14
                       ---         ------------          ------
      Total....        479         $205,590,009          100.00%
                       ===          ===========          ======

----------
* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 3

                                                                    Percentage of
                                                                      Mortgage
                                                                     Loan Group
                                                    Aggregate       by Aggregate
                                   Number of        Scheduled         Scheduled
                                Mortgage Loans  Principal Balance Principal Balance
                                     As of            As of             As of
 Type of Mortgaged Properties  September 1, 1996 September 1, 1996 September 1, 1996
------------------------------ ----------------- ----------------- -----------------
Hospitality..................          4          $ 11,096,654           5.40%
Industrial/Warehouse.........         67            27,282,774          13.27
Mobile Home Park.............          3               332,348           0.16
Multi-Family.................         52            33,235,862          16.17
Nursing Home.................          1               907,164           0.44
Office.......................        169            54,198,023          26.36
Retail.......................        106            57,540,572          27.99
Other........................         77            20,996,612          10.21
                                      --            ----------          -----
          Total..............        479          $205,590,009         100.00%
                                     ===           ===========         ======


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 3

                                                           Percentage of
                                                             Mortgage
                                                            Loan Group
                                           Aggregate       by Aggregate
                          Number of        Scheduled         Scheduled
                       Mortgage Loans  Principal Balance Principal Balance
                            As of            As of             As of
       Location       September 1, 1996 September 1, 1996 September 1, 1996
 -------------------  ----------------- ----------------- -----------------
 Alabama............          1           $    77,389           0.04%
 California.........        222           119,200,996          57.98
 Colorado...........         12             3,585,239           1.74
 Connecticut........          4               606,097           0.29
 Washington, D.C....          1               108,563           0.05
 Delaware...........          1             3,962,190           1.93
 Florida............         16            14,739,364           7.17
 Georgia............          6               320,368           0.16
 Illinois...........          1                66,407           0.03
 Kansas.............          2               193,125           0.09
 Louisiana..........          8               889,843           0.43
 Mississippi........          1               235,616           0.11
 North Carolina.....          2             5,544,494           2.70
 New Jersey.........          5             5,281,003           2.57
 New Mexico.........          2                33,171           0.02
 New York...........         14             3,041,697           1.48
 Ohio...............         10             1,075,399           0.52
 Oklahoma...........          4             2,011,285           0.98
 Pennsylvania.......          3               339,993           0.17
 Rhode Island.......          2               181,395           0.09
 Tennessee..........          2               402,623           0.20
 Texas..............         28             3,255,620           1.58
 Virginia...........        130            39,671,423          19.30
 Washington.........          2               766,710           0.37
                           ----          ------------        -------
           Total....        479          $205,590,009         100.00%
                            ===           ===========         ======

                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
                           Mortgage Loans  Principal Balance Principal Balance
                                As of            As of             As of
   County Concentration*  September 1, 1996 September 1, 1996 September 1, 1996
------------------------  ----------------- ----------------- -----------------
 Los Angeles County
      90068 Los Angeles.           1         $10,470,360            5.09%
      90706 Bellflower..           1           6,272,087            3.05
      91355 Valencia....           1           4,184,444            2.04
      Other Zip Codes...         130          53,891,231           26.21
 Total Los Angeles
 County.................         133          74,818,122           36.39
 Prince Williams County
 (VA)
      22110 Manassas....          44           8,441,503            4.11
      22192 Woodbridge..          15           6,744,870            3.28
      22191 Woodbridge..          26           4,731,885            2.30
      Other Zip Codes...          26          10,170,604            4.95
 Total Prince Williams
 County.................         111          30,088,862           14.64
 All Other Counties.....         235         100,683,025           48.97
                                 ---         -----------           -----
           Total........         479         205,590,009          100.00%
                                 ===         ===========          ======
----------
* Zip Code concentrations are indicated above only if the percentage exceeds 2.0% in the counties noted. Monthly Payments Delinquent as of September 1, 1996 of Mortgage Loans in Mortgage Loan Group 3.


                Monthly Payments Delinquent as of October 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 3*

                                                                      Percentage of
                                                                        Mortgage
                                                                       Loan Group
                                                      Aggregate       by Aggregate
                                     Number of        Scheduled         Scheduled
                                  Mortgage Loans  Principal Balance Principal Balance
                                       As of            As of             As of
   Monthly Payments Delinquent    October 1, 1996  October 1, 1996   October 1, 1996
-------------------------------- ---------------- ----------------- ----------------
Current.........................       442         $183,011,561          89.42%
30-59 days......................         3              565,589           0.28
60-89 days......................         7            4,495,718           2.20
90+ days........................        21           15,788,779           7.71
Foreclosure.....................         1              812,217           0.40
REO.............................         0                       0        0.00
                                      ----        ----------------     -------
          Total.................       474         $204,673,864         100.00%
                                       ===          ===========         ======

----------

* Information obtained from the September 1, 1996 Underlying Trustee's report to the Underlying Certificateholders.

     Delinquency History for the Past Twelve Months As of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                                  Percentage of
                                                                                    Mortgage
                                                                                   Loan Group
                                                                  Aggregate       by Aggregate
                                                  Number of       Scheduled         Scheduled
                                               Mortgage Loans Principal Balance Principal Balance
                                                    As of           As of             As of
            Delinquency History*              September 1, 1996 September 1, 1996 September 1, 1996
--------------------------------------------  ----------------- ----------------- ----------------
No 30 Day or Greater Delinquency in last 12
months...........................................   425        $168,670,148.30        82.04%
One Payment Delinquent (30-59 days) in last
12 months
  1 time 30-day delinquent in last 12 months.....     9           1,981,346.15         0.96
  2 times 30-day delinquent in last 12
months...........................................     5           1,981,346.15         0.62
  More than 2 times 30-day delinquent in
last 12
    months.......................................     2             297,435.05         0.14
Two Payments Delinquent (60-89 days) in
last 12
  months
  1 time 60-day delinquent in last 12 months.....     6           1,053,949.58         0.51
  2 times 60-day delinquent in last 12
months...........................................     1              31,973.47         0.02
  More than 2 times 60-day delinquent in
last 12
    months.......................................     2           2,929,523.33         1.42
Three or more Payments Delinquent (90
days+) in last 12 months
  1 time 90-day delinquent in last 12 months.....     3             409,904.55         0.20
  2 times 90-day delinquent in last 12                1             819,462.60         0.40
months...........................................
  More than 2 times 90-day delinquent in
last 12
    months.......................................    25          28,120,086.25        13.68
                                                    ---        ---------------       ------
         Total...................................   479        $205,590,008.63       100.00%
                                                    ===         ==============       ======
----------

 * The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.

               Margins of Mortgage Loans in Mortgage Loan Group 3

                                                       Percentage of
                                                         Mortgage
                                                        Loan Group
                                       Aggregate       by Aggregate
                      Number of        Scheduled         Scheduled
                   Mortgage Loans  Principal Balance Principal Balance
                        As of            As of             As of
      Margins     September 1, 1996 September 1, 1996 September 1, 1996
----------------- ----------------- ----------------- -----------------
No Stated Margin          6          $    836,420           0.41%
Less than Zero..          1                64,967           0.03
0.01% to 0.99%..          7               973,414           0.47
1.00% to 1.99%..         26            17,558,060           8.54
2.00% to 2.99%..        197           108,298,184          52.68
3.00% to 3.99%..        212            72,150,063          35.09
4.00 or more....         30             5,708,900           2.78
                        ---          ------------         ------
          Total.        479          $205,590,009         100.00%
                        ===           ===========         ======


                        Weighted Average Margin is 2.66%.



            Maximum Rates of Mortgage Loans in Mortgage Loan Group 3

                                                        Percentage of
                                                        Mortgage Loan
                                                          Group by
                                        Aggregate         Aggregate
                       Number of        Scheduled         Scheduled
                    Mortgage Loans  Principal Balance Principal Balance
                         As of            As of             As of
   Maximum Rates   September 1, 1996 September 1, 1996 September 1, 1996
------------------ ----------------- ----------------- -----------------
No Maximum Rate...        144         $ 54,857,262          26.68%
12.00% to 12.99%..         19            5,188,750           2.52
13.00% to 13.99%..          8           10,818,380           5.26
14.00% to 14.99%..         75           63,117,197          30.70
15.00% to 15.99%..         57           21,141,009          10.28
16.00% to 16.99%..         82           24,646,383          11.99
17.00% to 17.99%..         68           20,034,880           9.75
18.00% to 18.99%..         24            5,287,562           2.57
19.00% to 19.99%..          2              498,585           0.24
                          ---          -----------         ------
          Total...        479         $205,590,009         100.00%
                          ===          ===========         ======

                    Weighted Average Maximum Rate is 15.41%.*
----------

* Excludes ARMs with no Maximum Rate.

         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 3

                                                           Percentage of
                                                           Mortgage Loan
                                                             Group by
                                           Aggregate         Aggregate
                          Number of        Scheduled         Scheduled
                       Mortgage Loans  Principal Balance Principal Balance
                            As of            As of             As of
 Floor Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
--------------------- ----------------- ----------------- -----------------
 No Minimum Rate....         282         $ 88,973,230          43.28%
 Less than 6.00%....          64           47,709,337          23.21
 6.00% to 6.99%.....          49           29,921,986          14.55
 7.00% to 7.99%.....          65           28,205,177          13.72
 8.00% to 8.99%.....          19           10,780,279           5.24
                             ---         ------------         ------
           Total....         479         $205,590,009         100.00%
                             ===          ===========         ======

                 Weighted Average Floor Interest Rate is 6.34%.*
----------

* Excludes ARMs with no Floor Interest Rates.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
       Periodic Rate             As of            As of             As of
      Adjustment Caps      September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- -----------------
No Periodic Adjustment
Cap.......................        252        $140,448.606           68.31%
Less than 1.00%...........          3           1,005,762            0.49
1.00% to 1.99%............         65          20,531,946            9.99
2.00% to 2.99%............        129          34,618,763           16.84
3.00% to 3.99%............          7             882,709            4.43
4.00% or more.............         23           8,102,222            3.94
                                  ---        ------------          ------
          Total...........        479        $205,590,009          100.00%
                                  ===         ===========          ======


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 3

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
       Interest              As of            As of             As of
 Adjustment Frequency  September 1, 1996 September 1, 1996 September 1, 1996
---------------------  ----------------- ----------------- -----------------
Monthly...............        109        $ 82,879,162           40.31%
Quarterly.............          7           1,724,908            0.84
Semi-Annually.........        114          36,732,041           17.87
Annually..............        146          44,368,547           21.58
Two Years.............          4           1,425,951            0.69
Three Years...........         69          23,312,407           11.34
Five Years............          6           7,261,619            3.53
Adjusts with Index....         24           7,885,374            3.84
                              ---         -----------          ------
          Total.......        479        $205,590,009          100.00%
                              ===         ===========          ======

                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                   Percentage of
                                                                     Mortgage
                                                                    Loan Group
                                                   Aggregate       by Aggregate
                                  Number of        Scheduled         Scheduled
                               Mortgage Loans  Principal Balance Principal Balance
        Payment                     As of            As of             As of
 Adjustment Frequency         September 1, 1996 September 1, 1996 September 1, 1996
----------------------        ----------------- ----------------- -----------------
Monthly....................           4          $  1,035,664           0.50%
Quarterly..................           1             1,449,108           0.70
Semi-Annually..............         110            34,629,093          16.84
Annually...................         255           132,224,330          64.31
Two Years..................           4             1,425,951           0.69
Three Years................          69            23,312,407          11.34
Five Years.................          13             7,568,948           3.68
Fixed Payment..............           7               633,816           0.31
Adjusts with Index.........          16             3,310,692           1.61
                                    ---          ------------        -------
          Total............         479          $205,590,009         100.00%
                                    ===           ===========         ======


                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                                  Percentage of
                                                                                    Mortgage
                                                                                   Loan Group
                                                                  Aggregate       by Aggregate
                                                 Number of        Scheduled         Scheduled
                                              Mortgage Loans  Principal Balance Principal Balance
                                                   As of            As of             As of
                   Indexes                   September 1, 1996 September 1, 1996 September 1, 1996
-------------------------------------------- ----------------- ----------------- -----------------
COFI--5th District Cincinnati 3 Year
Borrowing...................................          1          $    61,967            0.03%
COFI--11th Dist Weighted Average.............       201          123,473,428           60.06
COFI--4th District Atlanta...................         1               24,507            0.01
COFI--9th District Dallas....................         1               24,829            0.01
COFI--Weighted Avg for  CA Members of SF
FHLB.........................................        11            4,828,935            2.35
FHLB--Advance Rate (Dallas)..................         1              758,593            0.37
FHLB--3 Year Advance Rate (Pittsburgh).......         1              907,164            0.44
FHLB--3 Yr borrowing rate....................         1              229,634            0.11
FHLB--5 Year Advance Rate (Atlanta)..........         1            5,512,964            2.68
FHLB--Advance Rate...........................        15            1,192,798            0.58
FHLB--Contract Rate..........................         1               42,833            0.02
FHLB--National  Average of Lenders
(Previously (Occupied Homes).................        17              895,349            0.44
LIBOR--1 Year................................         4            2,103,082            1.02
Prime--Bank One of Dallas....................         1               16,305            0.01
Prime--Chemical Bank of NY...................         1               68,371            0.03
Prime--Chase Manhattan Bank..................         5            1,028,635            0.50
Prime--Citibank..............................         2              416,898            0.20
Prime--Mercantile Safe Deposit & Trust, MD...         1            3,962,190            1.93
Prime--As Stated In Wall Street Journal......        22            4,275,041            2.08
Treasury--1 Year 6 Month Average.............         6            1,634,363            0.79
Treasury--1 Year Treasury Auction............         1               75,282            0.04
Treasury--1 Year Monthly Average.............         3            2,426,482            1.18
Treasury--1 Year Weekly Average..............        99           26,335,011           12.81
Treasury--2 Year Note CMT....................         2            1,385,374            0.67
Treasury--26 Week T-Bill, weekly Average.....         5              534,061            0.26
Treasury--3 Year Weekly Average..............        60           17,707,313            8.61
Treasury--5 Year Bond Rate...................         1              418,517            0.20
Treasury--5 Year Weekly Average..............         5            4,480,735            2.18
Treasury--6 Month Monthly Average............         2              349,725            0.17
Treasury--91 Day T-Bill......................         7              419,619            0.20
                                                    ---         ------------         -------
          Total.............................       479         $205,590,009          100.00%
                                                   ===          ===========          ======

                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
                           Mortgage Loans  Principal Balance Principal Balance
                                As of            As of             As of
   Negative Amortization  September 1, 1996 September 1, 1996 September 1, 1996
------------------------  ----------------- ----------------- -----------------
 No Negative
 Amortization............        351         $118,553,730          57.67%
 Negative Amortization...        128           87,036,279          42.33
                                 ---         ------------        -------
           Total.........        479         $205,590,009         100.00%
                                 ===          ===========         ======


    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 3

                                                                                    Percentage of
                                                                                      Mortgage
                                                                                     Loan Group
                                                                    Aggregate       by Aggregate
                                                    Number of       Scheduled         Scheduled
                                                 Mortgage Loans Principal Balance Principal Balance
                                                      As of           As of             As of
Loans-to-Facilitate and Modified Mortgage Loans September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------------- ----------------- ----------------- -----------------
Loans-to-Facilitate (Non-RTC)(1)..............          6         $3,094,608.17           1.51%
Modified Mortgage Loans(2)....................         59         32,894,816.72          16.00
Not Applicable................................        414        169,600,583.74          82.49
                                                      ---        --------------         -------
          Total...............................        479       $205,590,008.63         100.00%
                                                      ===        ==============          ======
----------

(1) Loans originated by a non-RTC institution to facilitate the sale of REO.

(2) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, reasonable likelihood of default, workout or other credit related reasons.

                                                                  Exhibit D

                                    Exhibit D


                              Mortgage Loan Group 4

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 4*

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
                                  As of            As of             As of
Original Principal Balances September 1, 1996 September 1, 1996 September 1, 1996
--------------------------- ----------------- ----------------- -----------------
$    50,000 or less.......          29        $    696,009            0.26%
$    50,001 to $   100,000          75           3,139,633            1.19
$   100,001 to $   200,000          90           9,446,026            3.57
$   200,001 to $   400,000         116          25,690,270            9.72
$   400,001 to $   600,000          38          15,777,278            5.97
$   600,001 to $   800,000          28          15,996,169            6.05
$   800,001 to $ 1,000,000          17          14,988,570            5.67
$ 1,000,001 to $ 2,000,000          45          56,829,756           21.50
$ 2,000,001 to $ 3,000,000          16          35,857,668           13.57
$ 3,000,001 to $ 4,000,000           9          28,058,664           10.62
$ 4,000,001 to $ 5,000,000           4          16,224,346            6.14
$ 5,000,001 to $10,000,000           7          33,429,748           12.65
$10,000,001 or more.......           1           8,132,484            3.08
                                   ---         -----------          ------
          Total...........         475        $264,266,621          100.00%
                                   ===         ===========          ======

----------

* Information obtained from the September 1, 1996 Underlying Trustee's report to the Underlying Certificateholders.


                 Average Original Principal Balance is $677,805.


      Distribution of Scheduled Principal Balances as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
         Scheduled         Mortgage Loans  Principal Balance Principal Balance
    Principal Balances          As of            As of             As of
  As of September 1, 1996 September 1, 1996 September 1, 1996 September 1, 1996
------------------------- ----------------- ----------------- -----------------
$    50,000 or less.........        97          $  2,643,705            1.00%
$    50,001 to $   100,000..        62             4,546,110            1.72
$   100,001 to $   200,000..        87            13,321,891            5.04
$   200,001 to $   400,000..        76            21,463,186            8.12
$   400,001 to $   600,000..        40            19,094,509            7.23
$   600,001 to $   800,000..        22            15,196,078            5.75
$   800,001 to $ 1,000,000..        19            17,472,861            6.61
$ 1,000,001 to $ 2,000,000..        38            53,081,809           20.09
$ 2,000,001 to $ 3,000,000..        18            43,628,342           16.51
$ 3,000,001 to $ 4,000,000..         9            31,282,737           11.84
$ 4,000,001 to $ 5,000,000..         3            13,338,742            5.05
$ 5,000,001 to $10,000,000..         4            29,196,652           11.05
                                    ---           -----------          ------
              Total.........        475          $264,266,621         100.00%
                                    ===           ===========          ======


Average Scheduled Principal Balance as of September 1, 1996 is $556,351.


                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 4

                                                        Percentage of
                                                          Mortgage
                                                         Loan Group
                                        Aggregate       by Aggregate
                       Number of        Scheduled         Scheduled
  Original Number   Mortgage Loans  Principal Balance Principal Balance
    of Years to          As of            As of             As of
 Stated Maturity*  September 1, 1996 September 1, 1996 September 1, 1996
-----------------  ----------------- ----------------- -----------------
 5 years or less.         84          $ 66,752,043          25.26
 5+ to  7 years..        178           140,638,405          53.22
 7+ to 10 years..         32            22,103,813           8.36
10+ to 15 years..         30            10,025,738           3.79
15+ to 20 years..         33             5,103,271           1.93
20+ to 30 years..        117            19,620,792           7.42
30 years or more.          1                22,559           0.01
                         ---        --------------      ---------
          Total..        475          $264,266,621         100.00
                         ===           ===========         ======

         Weighted Average Original Term to Stated Maturity is 8.2 years.

----------
* Without giving effect to any modification or extension of maturity date.

                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 4

                                                              Percentage of
                                                                 Balloon
                                                             Mortgage Loans
                                                               in Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
   Years Remaining             As of            As of             As of
As of September 1, 1996  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
 1 year or less....             39         $ 27,998,904           12.12%
 1+ to  2 years....             44           25,498,513           11.04
 2+ to  3 years....             30           33,590,450           14.55
 3+ to  4 years....            120           94,961,171           41.12
 4+ to  5 years*...             37           34,566,497           14.97
 5+ to 10 years....             14           10,335,764            4.48
10+ to 15 years....              4            3,988,586            1.73
                               ---          -----------          ------
          Total....            288         $230,939,885          100.00%
                               ===          ===========          ======

        Weighted Average Remaining Term to Stated Maturity is 3.3 years.

     ---------- * Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 4

                                                                  Percentage of
                                                                Fully Amortizing
                                                                 Mortgage Loans
                                                                   in Mortgage
                                                                   Loan Group
                                                  Aggregate       by Aggregate
                               Number of          Scheduled         Scheduled
                            Mortgage Loans    Principal Balance Principal Balance
   Years Remaining               As of              As of             As of
As of September 1, 1996*   September 1, 1996  September 1, 1996 September 1, 1996
------------------------   -----------------  ----------------- -----------------
 1 year or less.......             5               $ 58,698            0.18%
 1+ to 2 years........            12                545,702            1.64
 2+ to 3 years........            11                415,155            1.25
 3+ to 4 years........            14                675,636            2.03
 4+ to 5 years........            10              1,306,022            3.92
 5+ to 10 years.......            73              6,617,161           19.86
10+ to 15 years.......            20              2,413,153            7.24
15+ to 20 years.......            26             12,450,710           37.36
20+ to 30 years.......            16              8,844,498           26.54
                                ----            -----------         -------
          Total.......           187            $33,326,736          100.00%
                                 ===             ==========          ======

        Weighted Average Remaining Term to Stated Maturity is 15.0 years.

 ----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 4

                                                                  Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                  Aggregate       by Aggregate
                                 Number of        Scheduled         Scheduled
                              Mortgage Loans  Principal Balance Principal Balance
         Seasoning                 As of            As of             As of
As of September 1, 1996      September 1, 1996 September 1, 1996 September 1, 1996
-----------------------      ----------------- ----------------- ------------------
   2+ to 3 years...........         75          $73,213,556           27.70%
   3+ to 4 years...........        147          114,425,453           43.30
   4+ to 5 years...........         41           39,246,014           14.85
   5+ to 6 years...........          8            3,693,713            1.40
   6+ to 7 years...........         16            3,704,672            1.40
   7+ to 8 years...........         13            2,463,323            0.93
   8+ to 9 years...........         17            9,995,102            3.78
   9+ to 10 years..........         21            3,685,096            1.39
Over 10 years..............        137           13,839,691            5.24
                                   ---          -----------          ------
          Total............        475         $264,266,621          100.00%
                                   ===          ===========          ======

                    Weighted Average Seasoning is 4.4 years.


                 Mortgage Interest Rates As of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 4

                                                             Percentage of
                                                               Mortgage
                                                              Loan Group
                                             Aggregate       by Aggregate
                            Number of        Scheduled         Scheduled
                         Mortgage Loans  Principal Balance Principal Balance
                              As of            As of             As of
Mortgage Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
----------------------- ----------------- ----------------- -----------------
  5.00% to 5.99%......          6         $    107,441            0.04
  6.00% to 6.99%......          9           18,311,225            6.93
  7.00% to 7.99%......         32           31,191,081           11.80
  8.00% to 8.99%......        125           89,466,710           33.85
  9.00% to 9.99%......        155           84,085,084           31.82
 10.00% to 10.99%.....         81           28,519,808           10.79
 11.00% to 11.99%.....         25            4,360,719            1.65
 12.00% to 12.99%.....         20            5,777,279            2.19
 13.00% to 13.99%.....         19            2,082,825            0.79
 14.00% to 14.99%.....          3              364,449            0.14
                            -----        -------------          ------
         Total........        475         $264,266,621          100.00%
                              ===          ===========          ======

                Weighted Average Mortgage Interest Rate is 8.81%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 4

                                                            Percentage of
                                                              Mortgage
                                                             Loan Group
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
     Loan-to-Value           As of            As of             As of
Ratios at Origination* September 1, 1996 September 1, 1996 September 1, 1996
---------------------- ----------------- ----------------- -----------------
 50.00% or less.......         62        $ 23,817,958            9.01%
 50.01% to  60.00%....         75          46,048,444           17.42
 60.01% to  70.00%....         77          54,877,521           20.77
 70.01% to  80.00%....        140          59,861,350           22.65
 80.01% to  90.00%....         39          25,557,919            9.67
 90.01% to 100.00%....         22          19,792,634            7.49
100.01% or more.......          8           9,119,309            3.45
Unknown...............         52          25,191,486            9.53
                              ---       -------------        --------
          Total.......        475        $264,266,621          100.00%
                              ===         ===========          ======

         Weighted Average Loan-to-Value Ratio at Origination is 69.4%.**

----------

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value#
                As of September 1, 1996 in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                 Number of       Scheduled         Scheduled
                              Mortgage Loans Principal Balance Principal Balance
   Ratios of Current Loan          As of           As of             As of
 Balance-to-Original Value*  September 1, 1996 September 1, 1996 September 1, 1996
 --------------------------- ----------------- ----------------- ----------------
    0.01% to 50.00%........         192       $ 53,574,296           20.27%
  50.01% to  60.00%........          76         63,297,985           23.95
  60.01% to  70.00%........          55         38,124,779           14.43
  70.01% to  80.00%........          46         35,118,268           13.29
  80.01% to  90.00%........          23         17,601,682            6.66
  90.01% to 100.00%........           8         18,060,638            6.83
 100.01% or more...........           6          7,652,427            2.90
 Unknown...................          69         30,836,545           11.67
                                    ---        -----------         -------
           Total...........         475       $264,266,621          100.00%
                                    ===        ===========          ======

   Weighted Average Current Loan Balance-to-Original Value Ratio is 62.68%.**

----------

# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan  Balance-to-Original  Value
Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 4

                                                     Percentage of
                                                       Mortgage
                                                      Loan Group
                                     Aggregate       by Aggregate
                    Number of        Scheduled         Scheduled
                 Mortgage Loans  Principal Balance Principal Balance
                      As of            As of             As of
Lien Position*  September 1, 1996 September 1, 1996 September 1, 1996
--------------  ----------------- ----------------- -----------------
First lien**..           452      $257,442,079           97.42%
Second lien...            18         4,993,752            1.89
Third lien....             1         1,683,833            0.64
Not Available.             4           146,957            0.06
                         ---       -----------          ------
     Total....           475      $264,266,621          100.00%
                         ===       ===========          ======


----------

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.



                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
                           Mortgage Loans  Principal Balance Principal Balance
         Type of                As of            As of             As of
  Mortgaged Properties    September 1, 1996 September 1, 1996 September 1, 1996
------------------------  ----------------- ----------------- -----------------
Hospitality.............         35         $ 50,030,467            18.93%
Industrial/Warehouse....         58           28,852,842            10.92
Mobile Home park........          5            2,412,161             0.91
Multi-Family............         24            5,329,234             2.02
Nursing Home............          3            2,336,150             0.88
Office..................        137           62,802,329            23.76
Retail..................        148           77,596,107            29.36
Other...................         65           34,907,331            13.21
                                ---         ------------          -------
          Total.........        475         $264,266,621           100.00%
                                ===          ===========           ======


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 4

                                                          Percentage of
                                                            Mortgage
                                                           Loan Group
                                          Aggregate       by Aggregate
                         Number of        Scheduled         Scheduled
                      Mortgage Loans  Principal Balance Principal Balance
                           As of            As of             As of
      Location       September 1, 1996 September 1, 1996 September 1, 1996
-------------------  ----------------- ----------------- -----------------
Alabama............          7         $  1,144,975            0.43%
Arizona............          4            2,151,060            0.81
Arkansas...........          1               16,922            0.01
California.........         42           19,414,441            7.35
Colorado...........          6            4,308,936            1.63
Connecticut........          2               39,819            0.02
District of                  1            2,056,635            0.78
Columbia...........
Delaware...........          6            1,756,241            0.66
Florida............         40           35,621,805           13.48
Georgia............          9            7,167,424            2.71
Illinois...........          7            3,210,627            1.21
Indiana............          1            2,321,639            0.88
Kansas.............          4            1,583,692            0.60
Louisiana..........         21            3,316,952            1.26
Massachusetts......          2               47,799            0.02
Maryland...........         72           43,769,050           16.56
Michigan...........          1              219,456            0.08
Minnesota..........          1              166,460            0.06
Missouri...........          1            3,663,409            1.39
Mississippi........          3              594,151            0.22
North Carolina.....          9            6,786,387            2.57
New Jersey.........         15            6,260,817            2.37
New Mexico.........          4            3,051,013            1.15
Nevada.............          1              950,991            0.36
New York...........          4            9,148,838            3.46
Ohio...............          5              204,844            0.08
Oklahoma...........          5            1,429,646            0.54
Oregon.............          5            4,501,555            1.70
Pennsylvania.......          3              564,945            0.21
South Carolina.....          2            1,053,075            0.40
South Dakota.......          1            2,274,581            0.86
Tennessee..........          2            2,188,133            0.83
Texas..............        136           72,118,049           27.29
Virginia...........         47           13,750,728            5.20
Washington.........          1            6,134,792            2.32
Wisconsin..........          1            1,151,140            0.44
West Virginia......          2               39,558            0.01
Wyoming............          1               86,034            0.03
                         -----        -------------       ---------
          Total....        475         $264,266,621          100.00%
                           ===          ===========          ======


                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                           Percentage of
                                                                             Mortgage
                                                                            Loan Group
                                                           Aggregate       by Aggregate
                                           Number of       Scheduled         Scheduled
                                        Mortgage Loans Principal Balance Principal Balance
                                             As of           As of             As of
         County Concentration          September 1, 1996 September 1, 1996 September 1, 1996
 ------------------------------------  ---------------------------------------------------
 No County has a concentration over         None             None              None
 10%.................................


                Monthly Payments Delinquent as of October 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 4*

                                                                      Percentage of
                                                                        Mortgage
                                                                       Loan Group
                                                      Aggregate       by Aggregate
                                     Number of        Scheduled         Scheduled
                                  Mortgage Loans  Principal Balance Principal Balance
                                       As of            As of             As of
   Monthly Payments Delinquent    October 1, 1996  October 1, 1996   October 1, 1996
-------------------------------- ---------------- ------------------ ---------------
Current.........................       451          $250,247,372          95.31%
30-59 days......................         2               121,606           0.05
60-89 days......................         3             1,888,016           0.72
90+ days........................        14            10,286,052           3.92
Foreclosure.....................         0                     0           0.00
REO.............................         0                     0           0.00
                                      ----        ----------------      -------
         Total..................       470          $262,543,046         100.00%
                                       ===          ============         ======

* Information obtained from the September 1, 1996 Underlying Trustee's report to the Underlying Certificateholders.


     Delinquency History for the Past Twelve Months as of September 1, 1996
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                                         Percentage of
                                                                                           Mortgage
                                                                                          Loan Group
                                                                         Aggregate       by Aggregate
                                                        Number of        Scheduled         Scheduled
                                                     Mortgage Loans  Principal Balance Principal Balance
                                                          As of            As of             As of
                 Delinquency History*               September 1, 1996September 1, 1996 September 1, 1996
   -----------------------------------------------  ----------------------------------------------------
No 30 Day or Greater Delinquency in last 12 months        426         $231,832,875.28        87.73%
One Payment Delinquent (30-59 days) in last 12
months
  1 time 30-day delinquent in last 12 months...            14            2,513,267.95         0.95
  2 times 30-day delinquent in last 12 months..             1               17,012.83         0.01
  More than 2 times 30-day delinquent in last 12
    months.....................................             4            4,746,503.64         1.80
Two Payments Delinquent (60-89 days) in last 12
  months
  1 time 60-day delinquent in last 12 months...             7            3,041,024.46         1.15
  2 times 60-day delinquent in last 12 months..             1              541,043.63         0.20
  More than 2 times 60-day delinquent in last 12
    months.....................................             3            7,906,660.70         2.99
Three or more Payments Delinquent (90 days+) in
last 12 months
  1 time 90-day delinquent in last 12 months...             2            2,350,407.33         0.89
  2 times 90-day delinquent in last 12 months..             1               62,389.31         0.02
  More than 2 times 90-day delinquent in last 12
    months.....................................            16           11,255,435.54         4.26
                                                          ---          --------------       ------
         Total.................................           475         $264,266,620.67       100.00%
                                                          ===          ==============       ======

----------

 * The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.


               Margins of Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
          Margins          September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        441         $248,899,487          94.18%
No Stated Margin.........          1               82,338           0.03
1.00% to 1.99%...........          1               33,986           0.01
2.00% to 2.99%...........         16           10,341,674           3.91
3.00% to 3.99%...........         14            4,565,389           1.73
4.00% or more............          2              343,747           0.13
                               -----        -------------      ---------
          Total..........        475         $264,266,621         100.00%
                                 ===          ===========         ======

                       Weighted Average Margin is 2.58%.*
----------
* Excludes Fixed Rate Mortgage Loans.


            Maximum Rates of Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
       Maximum Rates       September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        441         $248,899,487           94.18%
No Maximum Rate..........          5              406,428            0.15
12.00% to 12.99%.........          2            4,920,893            1.86
14.00% to 14.99%.........          7            3,246,578            1.23
15.00% to 15.99%.........          8            2,721,271            1.03
16.00% to 16.99%.........          7            2,762,904            1.05
17.00% to 17.99%.........          3              792,700            0.30
18.00% to 18.99%.........          1              377,380            0.14
19.00% to 19.99%.........          1              138,980            0.05
                              ------        -------------          ------
          Total..........        475         $264,266,621          100.00%
                                 ===          ===========          ======

                    Weighted Average Maximum Rate is 14.51%.*
----------
* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.

         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
   Floor Interest Rates    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        441          $248,899,487          94.18%
No Minimum Rate..........          1               102,216           0.04
 8.00% to  8.99%.........         15             9,675,663           3.66
 9.00% to  9.99%.........          2               145,477           0.06
10.00% to 10.99%.........         12             4,826,957           1.83
11.00% to 11.99%.........          3               477,841           0.18
13.00% to 13.99%.........          1               138,980           0.05
                               -----         -------------      ---------
          Total..........        475          $264,266,621         100.00%
                                 ===           ===========         ======

                 Weighted Average Floor Interest Rate is 9.21%.*
----------
* Excludes Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
       Periodic Rate             As of            As of             As of
      Adjustment Caps      September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans.        441        $248,899,487           94.18%
No Periodic Adjustment Cap         25          13,350,479            5.05
1.00% to 1.99%............          3             501,949            0.19
2.00% to 2.99%............          6           1,514,705            0.57
                               ------       --------------         ------
          Total...........        475        $264,266,621          100.00%
                                  ===         ===========          ======


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
         Interest                As of            As of             As of
   Adjustment Frequency    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans        441          $248,899,487         94.18%
Monthly..................         13             6,542,872          2.48
Semi-Annually............          3               501,949          0.19
Annually.................         11             5,581,082          2.11
Three Years..............          5             1,034,958          0.39
Five Years...............          2             1,706,272          0.65
                                 ---         -------------        ------
          Total..........        475          $264,266,621        100.00%
                                 ===           ===========        ======

                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
           Payment                As of            As of             As of
    Adjustment Frequency    September 1, 1996 September 1, 1996 September 1, 1996
 -------------------------  ----------------- ----------------- -----------------
 Fixed Rate Mortgage Loans        441          $248,899,487          94.18%
 Monthly..................          2               555,596           0.21
 Semi-Annually............          3               501,949           0.19
 Annually.................         21            11,388,719           4.31
 Three Years..............          5             1,034,958           0.39
 Five Years...............          2             1,706,272           0.65
 Fixed Payment............          1               179,639           0.07
                                 ----         -------------        -------
           Total..........        475          $264,266,621         100.00%
                                  ===          ============         ======


                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                              Percentage of
                                                                                Mortgage
                                                                               Loan Group
                                                              Aggregate       by Aggregate
                                              Number of       Scheduled         Scheduled
                                           Mortgage Loans Principal Balance  Principal Balance
                                                As of           As of             As of
                Indexes                   September 1, 1996 September 1, 1996 September 1, 1996
--------------------------------------    ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans..............          441        $248,899,487           94.18%
COFI--11th District Weighted Average....          10           3,672,885            1.39
COFI--4th District Atlanta..............           1             179,639            0.07
FHLB--Advance Rate......................           1             377,380            0.14
LIBOR--1 Month..........................           4           2,816,342            1.07
Prime--Chase Manhattan Bank.............           1              82,338            0.03
Prime--Frost National Bank..............           1              33,986            0.01
Prime--Mercantile Safe Deposit & Trust,            2           3,945,619            1.49
MD.....................................
Prime--NationsBank......................           1              20,214            0.01
Prime--As Stated In Wall Street Journal.           3             291,152            0.11
Treasury--1 Year Weekly Average.........           2           1,059,061            0.40
Treasury--3 Year Weekly Average.........           6           1,182,245            0.45
Treasury--5 Year Weekly Average.........           2           1,706,272            0.65
                                               -----       --------------       --------
          Total.......................           475        $264,266,621          100.00%
                                                ====         ===========          ======

                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 4

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  Negative Amortization  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
No Negative                    462         $256,993,074            97.25%
Amortization............
Negative Amortization...        13            7,273,547             2.75
                               ---        --------------       ---------
          Total.........       475         $264,266,621           100.00%
                               ===          ===========           ======

    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 4

                                                                                    Percentage of
                                                                                      Mortgage
                                                                                     Loan Group
                                                                    Aggregate       by Aggregate
                                                    Number of       Scheduled         Scheduled
                                                 Mortgage Loans Principal Balance Principal Balance
                                                      As of           As of             As of
Loans-to-Facilitate and Modified Mortgage Loans September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------------- ----------------- ----------------- -----------------
Loans-to-Facilitate (Seller-Originated
  Loans)(1)...................................             196   $141,490,660.08         53.54%
Loans-to-Facilitate (Non-RTC)(2)..............              14      8,391,828.62          3.18
Affordable Housing Disposition Program
Modified Mortgage Loans(3)....................              76     61,997,324.56         23.46
Not Applicable................................             189     52,386,807.41         19.82
                                                           ---     -------------        ------
          Total...............................             475   $264,266,620.67        100.00%
                                                           ===    ==============        ======

----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had  substantially  modified terms as of the
    Underlying  Cut-Off  Date due to  default,  reasonable  likelihood  of  default, workout or other credit related reasons.

                                                                  Exhibit E
                                    Exhibit E


                            All Mortgage Loan Groups

                   Distribution of Original Principal Balances
                     of Mortgage Loans in the Mortgage Pool

                                                                  Percentage of
                                                                  Mortgage Pool
                                                  Aggregate       by Aggregate
                                 Number of        Scheduled         Scheduled
                              Mortgage Loans  Principal Balance Principal Balance
                                   As of            As of             As of
 Original Principal Balances September 1, 1996 September 1, 1996 September 1, 1996
---------------------------- ----------------- ----------------- -----------------
 $    50,000 or less.......          51          $1,175,559             0.13%
 $    50,001 to $   100,000         197           9,370,272             1.07
 $   100,001 to $   200,000         295          32,474,263             3.69
 $   200,001 to $   400,000         471         115,171,865            13.10
 $   400,001 to $   600,000         255         109,719,256            12.48
 $   600,001 to $   800,000         104          63,717,584             7.25
 $   800,001 to $ 1,000,000          80          65,506,461             7.45
 $ 1,000,001 to $ 2,000,000         144         178,006,275            20.25
 $ 2,000,001 to $ 3,000,000          39          88,990,203            10.12
 $ 3,000,001 to $ 4,000,000          21          62,976,115             7.16
 $ 4,000,001 to $ 5,000,000          11          45,130,873             5.13
 $ 5,000,001 to $10,000,000          16          88,304,734            10.04
 $10,000,001 or more.......           2          18,602,843             2.12
                                  -----         -----------           ------
           Total...........       1,686        $879,146,305           100.00%
                                  =====         ===========           ======

                 Average Original Principal Balance is $608,832.


      Distribution of Scheduled Principal Balances as of September 1, 1996
                     of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
          Scheduled         Mortgage Loans  Principal Balance Principal Balance
     Principal Balances          As of            As of             As of
   As of September 1, 1996 September 1, 1996 September 1, 1996 September 1, 1996
-------------------------- ----------------- ----------------- -----------------
 $    50,000 or less.........         206          $5,734,506             0.65%
 $    50,001 to $   100,000..         193          14,078,825             1.60
 $   100,001 to $   200,000..         284          42,831,993             4.87
 $   200,001 to $   400,000..         397         114,581,010            13.03
 $   400,001 to $   600,000..         227         108,490,082            12.34
 $   600,001 to $   800,000..         109          75,140,267             8.55
 $   800,001 to $ 1,000,000..          70          62,955,816             7.16
 $ 1,000,001 to $ 2,000,000..         121         166,036,534            18.89
 $ 2,000,001 to $ 3,000,000..          37          90,952,209            10.35
 $ 3,000,001 to $ 4,000,000..          22          76,475,922             8.70
 $ 4,000,001 to $ 5,000,000..           9          40,444,242             4.60
 $ 5,000,001 to $10,000,000..          10          70,954,540             8.07
 $10,000,001 or more.........           1          10,470,360             1.19
                                    -----         -----------           ------
           Total.........           1,686        $879,146,305           100.00%
                                    =====         ===========           ======


Average Scheduled Principal Balance as of September 1, 1996 is $521,439.

                        Original Terms to Stated Maturity
                     of Mortgage Loans in the Mortgage Pool

                                                       Percentage of
                                                       Mortgage Pool
                                       Aggregate       by Aggregate
                      Number of        Scheduled         Scheduled
 Original Number   Mortgage Loans  Principal Balance  Principal Balance
   of Years to          As of            As of             As of
Stated Maturity*  September 1, 1996 September 1, 1996 September 1, 1996
----------------  ----------------- ----------------- -----------------
5 years or less.         125         $99,650,057            11.33%
5+ to  7 years..         277         220,121,454            25.04
7+ to 10 years..         167         106,823,538            12.15
0+ to 15 years..         254         139,960,642            15.92
5+ to 20 years..          77          17,315,767             1.97
0+ to 30 years..         778         293,713,707            33.41
0 years or more.           8           1,561,141             0.18
                     -------        ------------          -------
         Total..       1,686        $879,146,305           100.00%
                       =====         ===========           ======

        Weighted Average Original Term to Stated Maturity is 15.7 years.

----------

* Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                   Balloon Mortgage Loans in the Mortgage Pool

                                                               Percentage of
                                                                  Balloon
                                                              Mortgage Loans
                                                             in Mortgage Pool
                                                               by Aggregate
                                               Aggregate         Scheduled
                              Number of        Scheduled         Principal
                           Mortgage Loans  Principal Balance      Balance
    Years Remaining             As of            As of             As of
 As of September 1, 1996* September 1, 1996 September 1, 1996 September 1, 1996
------------------------- ----------------- ----------------- -----------------
  1 year or less.......           92        $ 73,307,998            15.47
  1+ to  2 years.......           71          56,924,573            12.01
  2+ to  3 years.......           71          66,345,464            14.00
  3+ to  4 years.......          210         156,183,843            32.95
  4+ to  5 years.......           52          44,932,910             9.48
  5+ to 10 years.......           48          34,717,708             7.33
 10+ to 15 years.......           36          38,085,344             8.04
 15+ to 20 years.......            3           1,577,097             0.33
 20+ to 30 years.......            3           1,867,879             0.39
                                 ---         -----------           ------
           Total.......          586        $473,942,817           100.00
                                 ===         ===========           ======

        Weighted Average Remaining Term to Stated Maturity is 3.7 years.

----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                      Remaining Terms to Stated Maturity of
              Fully Amortizing Mortgage Loans in the Mortgage Pool

                                                              Percentage of
                                                            Fully Amortizing
                                                             Mortgage Loans
                                                            in Mortgage Pool
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
   Years Remaining             As of            As of             As of
As of September 1, 1996* September 1, 1996 September 1, 1996 September 1, 1996
------------------------ ----------------- ----------------- -----------------
 1 year or less.......           15       $     180,467             0.04
 1+ to 2 years........           22             854,191             0.21
 3+ to 3 years........           18             622,310             0.15
 3+ to 4 years........           22             914,402             0.23
 4+ to 5 years........           29           2,533,838             0.63
 5+ to 10 years.......          160          15,874,936             3.92
10+ to 15 years.......           87          11,642,610             2.87
15+ to 20 years.......          227          72,533,320            17.90
20+ to 30 years.......          520         300,047,414            74.05
                              -----         -----------           ------
          Total.......        1,100        $405,203,489           100.00
                              =====        ============           ======

        Weighted Average Remaining Term to Stated Maturity is 21.4 years.

----------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.


                           Seasoning of Mortgage Loans
                              in the Mortgage Pool

                                                               Percentage of
                                                               Mortgage Pool
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
                           Mortgage Loans  Principal Balance Principal Balance
       Seasoning                As of            As of             As of
As of September 1, 1996   September 1, 1996 September 1, 1996 September 1, 1996
-----------------------   ----------------- ----------------- -----------------
2+ to 3 years...........         109        $115,585,352            13.15%
3+ to 4 years...........         251         202,587,623            23.04
4+ to 5 years...........         216         162,163,351            18.45
5+ to 6 years...........          69          36,766,749             4.18
6+ to 7 years...........         194          91,537,591            10.41
7+ to 8 years...........         176          89,060,048            10.13
8+ to 9 years...........         124          75,414,916             8.58
9+ to 10 years..........         110          40,123,627             4.56
Over 10 years...........         437          65,907,048             7.50
                               -----        ------------          -------
          Total.........       1,686        $879,146,305           100.00
                               =====         ===========           ======

                    Weighted Average Seasoning is 5.8 years.


                 Mortgage Interest Rates As of September 1, 1996
                     of Mortgage Loans in the Mortgage Pool

                                                              Percentage of
                                                                Mortgage
                                                               Loan Group
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
 Mortgage Interest Rates September 1, 1996 September 1, 1996 September 1, 1996
------------------------ ----------------- ----------------- -----------------
Less than 4.00%........           1             $30,921             0.00%
   5.00% to 5.99%......           9           1,588,344             0.18
   6.00% to 6.99%......          23          45,276,530             5.15
   7.00% to 7.99%......         284         191,200,122            21.75
   8.00% to 8.99%......         601         310,587,519            35.33
   9.00% to 9.99%......         517         260,076,031            29.58
  10.00% to 10.99%.....         149          49,165,325             5.59
  11.00% to 11.99%.....          38           6,247,790             0.71
  12.00% to 12.99%.....          24           6,045,438             0.69
  13.00% to 13.99%.....          37           8,563,836             0.97
  14.00% to 14.99%.....           3             364,449             0.04
                            -------       -------------         --------
          Total........       1,686        $879,146,305           100.00%
                              =====         ===========           ======

                Weighted Average Mortgage Interest Rate is 8.52%.

                       Loan-to-Value Ratios at Origination
                     of Mortgage Loans in the Mortgage Pool

                                                            Percentage of
                                                            Mortgage Pool
                                            Aggregate       by Aggregate
                           Number of        Scheduled         Scheduled
                        Mortgage Loans  Principal Balance Principal Balance
     Loan-to-Value           As of            As of             As of
Ratios at Origination* September 1, 1996 September 1, 1996 September 1, 1996
---------------------- ----------------- ----------------- -----------------
 50.00% or less.......        181         $67,667,834             7.70%
 50.01% to  60.00%....        246         128,738,810            14.64
 60.01% to  70.00%....        416         231,530,042            26.34
 70.01% to  80.00%....        565         279,110,869            31.75
 80.01% to  90.00%....         93          61,790,461             7.03
 90.01% to 100.00%....         58          41,177,849             4.68
100.01% or more.......         29          31,074,812             3.53
Unknown...............         98          38,055,628             4.33
                          -------         -----------         --------
          Total.......      1,686        $879,146,305           100.00%
                            =====         ===========           ======

        Weighted Average Loan-to-Value Ratio at Origination is 70.27%.**

----------

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value#
                  As of September 1, 1996 in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                                Number of       Scheduled         Scheduled
                             Mortgage Loans Principal Balance  Principal Balance
  Ratios of Current Loan          As of           As of             As of
Balance-to-Original Value*  September 1, 1996 September 1, 1996 September 1, 1996
--------------------------- ----------------- ----------------- -----------------
 50.00% or less...........         514       $141,727,553            16.12%
 50.01% to  60.00%........         336        185,127,992            21.06
 60.01% to  70.00%........         395        250,666,003            28.51
 70.01% to  80.00%........         175        135,985,727            15.47
 80.01% to  90.00%........          59         42,733,034             4.86
 90.01% to 100.00%........          23         38,811,670             4.41
100.01% or more...........          21         26,230,720             2.98
Unknown...................         163          57,863,606            6.58
                              --------      --------------       ---------
          Total...........       1,686       $879,146,305           100.00%
                                 =====        ===========           ======

   Weighted Average Current Loan Balance-to-Original Value Ratio is 63.72%.**

----------

# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.

                        Lien Positions of Mortgage Loans
                              in the Mortgage Pool

                                                     Percentage of
                                                     Mortgage Pool
                                     Aggregate       by Aggregate
                    Number of        Scheduled         Scheduled
                 Mortgage Loans  Principal Balance  Principal Balance
                      As of            As of             As of
Lien Position*  September 1, 1996 September 1, 1996 September 1, 1996
--------------------------------- ----------------- ------------------
First lien**..       1,612        $857,986,153            97.59%
Second lien...          67          19,040,627             2.17
Third lien....           3           1,972,568             0.22
Not Available.           4             146,957             0.02
                   -------       -------------         --------
    Total.....       1,686        $879,146,305           100.00%
                     =====         ===========           ======

----------

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                  of Mortgaged Properties in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
          Type of                 As of            As of             As of
   Mortgaged Properties     September 1, 1996 September 1, 1996 September 1, 1996
--------------------------  ----------------- ----------------- -----------------
Hospitality...............          39         $61,127,121             6.95%
Industrial/Warehouse......         125          56,135,616             6.39
Mobile Home Park..........           8           2,744,509             0.31
Multifamily...............         808         447,854,772            50.94
Nursing Home..............           4           3,243,314             0.37
Office....................         306         117,000,352            13.31
Retail....................         254         135,136,678            15.37
Other.....................         142          55,903,943             6.36
                                 -----        ------------           ------
          Total...........       1,686        $879,146,305           100.00%
                                 =====         ===========           ======


                             Geographic Distribution
                  of Mortgaged Properties in the Mortgage Pool

                                                          Percentage of
                                                          Mortgage Pool
                                          Aggregate       by Aggregate
                         Number of        Scheduled         Scheduled
                      Mortgage Loans  Principal Balance  Principal Balance
                           As of            As of             As of
      Location       September 1, 1996 September 1, 1996 September 1, 1996
-------------------  ----------------- ----------------- -----------------
Alabama............           8          $1,222,364             0.14%
Arkansas...........           1              16,922             0.00
Arizona............          10           7,190,104             0.82
California.........         798         445,731,377            50.70
Colorado...........          20           8,976,861             1.02
Connecticut........          10             901,687             0.10
Washington DC......           2           2,165,198             0.25
Delaware...........           7           5,718,432             0.65
Florida............          85          60,289,395             6.86
Georgia............          19          10,097,104             1.15
Illinois...........          10           3,351,926             0.38
Indiana............           1           2,321,639             0.26
Kansas.............           6           1,776,816             0.20
Kentucky...........           1             191,180             0.02
Louisiana..........          38           9,870,773             1.12
Massachusetts......           2              47,799             0.01
Maryland...........          73          43,937,307             5.00
Michigan...........           1             219,456             0.02
Minnesota..........           1             166,460             0.02
Missouri...........           7           5,887,613             0.67
Mississippi........           7           2,545,578             0.29
North Carolina.....          12          12,912,237             1.47
Nebraska...........           1              38,738             0.00
New Jersey.........          25          15,507,756             1.76
New Mexico.........           7           3,139,619             0.36
Nevada.............           1             950,991             0.11
New York...........          21          12,980,452             1.48
Ohio...............          35           5,666,643             0.64
Oklahoma...........           9           3,440,930             0.39
Oregon.............           6           4,770,989             0.54
Pennsylvania.......           8           1,182,070             0.13
Rhode Island.......           2             181,395             0.02
South Carolina.....           2           1,053,075             0.12
South Dakota.......           1           2,274,581             0.26
Tennessee..........           5           3,051,170             0.35
Texas..............         244         135,666,003            15.43
Utah...............           3             543,569             0.06
Virginia...........         190          54,981,863             6.25
Washington.........           3           6,901,503             0.79
Wisconsin..........           1           1,151,140             0.13
West Virginia......           2              39,558             0.00
Wyoming............           1              86,034             0.01
                       --------       -------------         --------
          Total....       1,686        $879,146,305           100.00%
                          =====         ===========           ======

                        County Concentrations (Over 10%)
                     of Mortgage Loans in the Mortgage Pool

                                                                              Percentage of
                                                                              Mortgage Pool
                                                              Aggregate       by Aggregate
                                              Number of       Scheduled         Scheduled
                                           Mortgage Loans Principal Balance Principal Balance
                                                As of           As of             As of
          County Concentration            September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------  ----------------- ----------------- -----------------
Los Angeles County......................         518       $269,813,687          30.69%
All Other Counties......................       1,168        609,332,618          69.31
                                               -----        -----------          -----
         Total..........................       1,686       $879,146,305         100.00%
                                               =====        ===========         ======


                Monthly Payments Delinquent as of October 1, 1996
                     of Mortgage Loans in the Mortgage Pool*

                                                                      Percentage of
                                                                      Mortgage Pool
                                                      Aggregate       by Aggregate
                                     Number of        Scheduled         Scheduled
                                  Mortgage Loans  Principal Balance Principal Balance
                                       As of            As of             As of
   Monthly Payments Delinquent    October 1, 1996  October 1, 1996   October 1, 1996
-------------------------------- ---------------- ----------------- ----------------
Current.........................      1,547        $791,538,063            90.60%
30-59 days......................         13           2,999,179             0.34
60-89 days......................         17          11,186,213             1.28
90+ days........................         85          58,601,781             6.70
Foreclosure.....................          4           2,403,566             0.28
REO.............................          6           6,958,731             0.80
                                    -------       -------------         --------
         Total..................      1,672        $873,687,532           100.00%
                                      =====         ===========           ======

----------

* The information in this table is based on information obtained from the Underlying
Trustee's October Report.  As a result, the aggregate Scheduled Principal Balance differs from other tables in this Exhibit, which have been derived from information provided by the Master Servicer as of September 1, 1996.

     Delinquency History for the Past Twelve Months as of September 1, 1996
                     of Mortgage Loans in the Mortgage Pool

                                                                                          Percentage of
                                                                                          Mortgage Pool
                                                                          Aggregate       by Aggregate
                                                         Number of        Scheduled         Scheduled
                                                      Mortgage Loans  Principal Balance Principal Balance
                                                           As of            As of             As of
                Delinquency History*                 September 1, 1996 September 1, 1996 September 1, 1996
 -------------------------------------------------   ----------------- ----------------- -----------------
 No 30 Day or Greater Delinquency in last 12 months       1,494        $754,029,011.95         85.77%
 One Payment Delinquent (30-59 days) in last 12
 months
   1 time 30-day delinquent in last 12 months.....           32           9,340,831.74          1.06
   2 times 30-day delinquent in last 12 months....            8           1,616,448.19          0.18
   More than 2 times 30-day delinquent in last 12
     months.......................................           10           5,855,936.46          0.67
 Two Payments Delinquent (60-89 days) in last 12
   months
   1 time 60-day delinquent in last 12 months.....           18           6,592,838.96          0.75
   2 times 60-day delinquent in last 12 months....            2             573,017.10          0.07
   More than 2 times 60-day delinquent in last 12
     months.......................................            6          10,986,038.06          1.25
 Three or more Payments Delinquent (90 days+) in
 last
   12 months
   1 time 90-day delinquent in last 12 months.....            9           4,245,767.29          0.48
   2 times 90-day delinquent in last 12 months....            5           2,497,715.92          0.28
   More than 2 times 90-day delinquent in last 12
     months.......................................          102          83,408,699.43          9.49
                                                          -----         --------------        ------
          Total...................................        1,686        $879,146,305.10        100.00%
                                                          =====         ==============        ======

----------

 * The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.


                 Margins of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
          Margins          September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans         631        $351,356,544            39.97%
Less than Zero...........           3             174,736             0.02
No Stated Margin.........          12           1,994,724             0.23
0.01% to 0.99%...........          10           1,585,755             0.18
1.00% to 1.99%...........          35          21,090,869             2.40
2.00% to 2.99%...........         645         396,835,108            45.14
3.00% to 3.99%...........         313          99,463,052            11.31
4.00% or more............          37           6,645,517             0.76
                              -------       -------------         --------
          Total..........       1,686        $879,146,305           100.00%
                                =====         ===========           ======

                       Weighted Average Margin is 2.65%.*
----------

* Excludes Fixed Rate Mortgage Loans.

              Maximum Rates of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
       Maximum Rates       September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans         631        $351,356,544            39.97%
No Maximum Rate..........         175          74,667,523             8.49
Less than 11.99%.........           5           1,797,605             0.20
12.00% to 12.99%.........          43          20,505,029             2.33
13.00% to 13.99%.........          38          41,289,500             4.70
14.00% to 14.99%.........         460         285,819,938            32.51
15.00% to 15.99%.........         114          41,947,216             4.77
16.00% to 16.99%.........          99          29,245,970             3.33
17.00% to 17.99%.........          81          22,956,377             2.61
18.00% to 18.99%.........          34           8,494,256             0.97
19.00% to 19.99%.........           6           1,066,349             0.12
                              -------       -------------         --------
          Total..........       1,686        $879,146,305           100.00%
                                =====         ===========           ======

                    Weighted Average Maximum Rate is 14.71%.*

----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.


           Floor Interest Rates of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
                                 As of            As of             As of
   Floor Interest Rates    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans         631        $351,356,544            39.97%
No Minimum Rate..........         371         128,110,754            14.57
Less than 6.00%..........         114          80,877,574             9.20
 6.00% to  6.99%.........          85          56,497,359             6.43
 7.00% to  7.99%.........         139          73,907,180             8.41
 8.00% to  8.99%.........         203         118,217,232            13.45
 9.00% to  9.99%.........         124          64,108,360             7.29
10.00% to 10.99%.........          14           5,415,744             0.62
11.00% to 11.99%.........           4             516,578             0.06
13.00% to 13.99%.........           1             138,980             0.02
                              -------       -------------        ---------
          Total..........       1,686        $879,146,305           100.00%
                                              ===========           ======

                 Weighted Average Floor Interest Rate is 7.44%.*
----------

* Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                     of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
       Periodic Rate             As of            As of             As of
      Adjustment Caps      September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- ----------------
Fixed Rate Mortgage Loans.        631        $351,356,544            39.97%
No Periodic Adjustment            700         410,111,643            46.65
Cap.......................
Less than 1.00%...........         13           2,055,803             0.23
1.00% to 1.99%............        156          67,777,939             7.71
2.00% to 2.99%............        154          38,306,598             4.36
3.00% to 3.99%............          9           1,435,555             0.16
4.00% or more.............         23           8,102,222             0.92
                              -------       --------------       ---------
          Total...........      1,686        $879,146,305           100.00%
                                =====         ===========           ======


                          Interest Adjustment Frequency
                     of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                Aggregate       by Aggregate
                               Number of        Scheduled         Scheduled
                            Mortgage Loans  Principal Balance Principal Balance
         Interest                As of            As of             As of
   Adjustment Frequency    September 1, 1996 September 1, 1996 September 1, 1996
-------------------------  ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans         631        $351,356,544            39.97%
Monthly..................         511         327,436,231            37.24
Quarterly................           8           1,761,573             0.20
Semi-Annually............         192          71,135,203             8.09
Annually.................         215          75,497,458             8.59
Two Years................           5           1,495,158             0.17
Three Years..............          86          27,694,822             3.15
Five Years...............          10          12,961,690             1.47
Adjusts with Index.......          28           9,807,626             1.12
                             --------       --------------       ---------
          Total..........       1,686        $879,146,305           100.00%
                                =====         ===========           ======


                          Payment Adjustment Frequency
                     of Mortgage Loans in the Mortgage Pool

                                                                   Percentage of
                                                                   Mortgage Pool
                                                   Aggregate       by Aggregate
                                  Number of        Scheduled         Scheduled
                               Mortgage Loans  Principal Balance Principal Balance
           Payment                  As of            As of             As of
    Adjustment Frequency      September 1, 1996 September 1, 1996 September 1, 1996
 -------------------------    ----------------- ----------------- -----------------
 Fixed Rate Mortgage Loans..         631        $351,356,544            39.97%
 Monthly....................           6           1,591,260             0.18
 Quarterly..................           1           1,449,108             0.16
 Semi-Annually..............         187          68,695,203             7.81
 Annually...................         725         408,950,791            46.52
 Two Years..................           5           1,495,158             0.17
 Three Years................          86          27,694,822             3.15
 Five Years.................          18          13,443,331             1.53
 Fixed Payment..............           8             813,455             0.09
 Adjusts with Index.........          19           3,656,633             0.42
                                --------       --------------       ---------
           Total............       1,686        $879,146,305           100.00%
                                   =====         ===========           ======

                                    Indexes
                     of Mortgage Loans in the Mortgage Pool

                                                                                 Percentage of
                                                                                  Mortgage Pool
                                                                  Aggregate       by Aggregate
                                                 Number of        Scheduled         Scheduled
                                              Mortgage Loans  Principal Balance Principal Balance
                                                   As of            As of             As of
                   Indexes                   September 1, 1996 September 1, 1996 September 1, 1996
-------------------------------------------- ----------------- ----------------- -----------------
Fixed Rate Mortgage Loans...................         631        $351,356,544            39.97%
COFI--5th District...........................          2             125,331             0.01
COFI--11th District Weighted Average.........        403         240,913,769            27.40
COFI--4th District...........................          2             204,147             0.02
COFI--9th District...........................          1              24,829             0.00
COFI--Weighted Avg. for CA Members of SF              20           5,743,706             0.65
FHLB
FHLB--Advance Rate, Dallas...................          1             758,593             0.09
FHLB--3 Year Advance Rate (Pittsburgh).......          1             907,164             0.10
FHLB--3 Year borrowing rate..................          1             229,634             0.03
FHLB--5 Year Advance Rate (Atlanta)..........          1           5,512,964             0.63
FHLB--Advance Rate...........................         18           1,837,573             0.21
FHLB--Contract Rate..........................          1              42,833             0.00
FHLB--National Average of Lenders
      (Previously Owned Homes)..............         24           2,080,560             0.24
FHLMC--30 Year Mtg. Commitment...............          1             174,312             0.02
LIBOR--1 Month...............................        240         151,696,781            17.26
LIBOR--1 Year................................         19          13,110,026             1.49
LIBOR--6 Month...............................         39          20,726,442             2.36
Prime--Bank One of Dallas....................          1              16,305             0.00
Prime--Chemical Bank of New York.............          1              68,371             0.01
Prime--Chase Manhattan Bank..................          7           1,166,409             0.13
Prime--Citibank..............................          4           2,244,943             0.26
Prime--Frost National Bank...................          2             145,917             0.02
Prime--Mercantile Safe Deposit & Trust, MD...          3           7,907,809             0.90
Prime--Nations Bank..........................          1              20,214             0.00
Prime--As Stated In Wall Street Journal......         29           5,649,245             0.64
Treasury--1 Year T-Bill 6 Month average......          6           1,634,363             0.19
Treasury--1 Year Treasury Auction Yield......          1              75,282             0.01
Treasury--1 Year Monthly Average.............          3           2,426,482             0.28
Treasury--1 Year Weekly Average..............        123          31,400,864             3.57
Treasury--2 Year Note CMT....................          2           1,385,374             0.16
Treasury--26 week T-Bill Weekly Average......          5             534,061             0.06
Treasury--3 Year Weekly Average..............         73          21,472,764             2.44
Treasury--5 Year Bond Rate...................          1             418,517             0.05
Treasury--5 Year Weekly Average..............          9           6,328,164             0.72
Treasury--6 Month Monthly Average............          2             349,725             0.04
Treasury--91 Day T-Bill......................          8             456,285             0.05
                                                 -------       -------------         --------
          Total.............................      1,686        $879,146,305           100.00%
                                                  =====         ===========           ======


                        Loans with Potential for Negative
                        Amortization in the Mortgage Pool

                                                              Percentage of
                                                              Mortgage Pool
                                              Aggregate       by Aggregate
                             Number of        Scheduled         Scheduled
                          Mortgage Loans  Principal Balance Principal Balance
                               As of            As of             As of
  Negative Amortization  September 1, 1996 September 1, 1996 September 1, 1996
-----------------------  ----------------- ----------------- -----------------
No Negative                   1,147        $533,905,428            60.73%
Amortization............
Negative Amortization...        539         345,240,877            39.27
                              -----         -----------          -------
          Total.........      1,686        $879,146,305           100.00%
                              =====         ===========           ======

      Loans-to-Facilitate and Modified Mortgage Loans in the Mortgage Pool

                                                                                    Percentage of
                                                                                    Mortgage Pool
                                                                    Aggregate       by Aggregate
                                                    Number of       Scheduled         Scheduled
                                                 Mortgage Loans  Principal Balance Principal Balance
                                                      As of           As of             As of
Loans-to-Facilitate and Modified Mortgage Loans September 1, 1996 September 1, 1996 September 1, 1996
----------------------------------------------- ----------------- ----------------- ------------------
Loans-to-Facilitate (Seller--Originated
  Loans)(1)...................................         282      $218,200,664.64         24.82%
Loans-to-Facilitate (Non-RTC)(2)..............          47        33,425,093.85          3.80
Modified Mortgage Loans(3)....................         173       119,701,673.09         13.62
Not Applicable................................       1,184       507,818,873.52         57.76
                                                     -----       --------------        ------
          Total...............................       1,686      $879,146,305.10        100.00%
                                                     =====       ==============        ======

----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, reasonable likelihood of default, workout or other credit related reasons.

                                                                   Exhibit F


                      Mortgage Loans in Southern California

                            Distribution of Mortgage
                       Loan Groups in Southern California

                                Multifamily
                                -----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily by
                                       Aggregate           Aggregate
                        Number of      Scheduled           Scheduled
                        Mortgage       Principal           Principal
                        Loans as of    Balance as of       Balance as of
                        September 1,   September 1,        September 1,
                        1996           1996                1996
                        ----           ----                ----

Mortgage Loan Group
  1.................        253         $139,748,074          49.49%
Mortgage Loan Group
  2.................        223          121,676,208          43.09
Mortgage Loan Group
  3.................         33           19,393,181           6.87
Mortgage Loan Group
  4.................          7            1,585,439           0.56
                            ---         ------------         ------
         Total......        516         $282,402,902         100.00%
                            ===         ============         ======



                      Mortgage Loans in Southern California

                            Distribution of Mortgage
                       Loan Groups in Southern California

                                   Commercial
                                   ----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Commercial by
                                          Aggregate        Aggregate
                           Number of      Scheduled        Scheduled
                           Mortgage       Principal        Principal
                           Loans as of    Balance as of    Balance as of
                           September 1,   September 1,     September 1,
                           1996           1996             1996
                           ----           ----             ----
Mortgage Loan Group
  1.................           0                 $0          0.00%
Mortgage Loan Group
  2.................           0                  0          0.00
Mortgage Loan Group
  3.................         161         88,671,216         94.17
Mortgage Loan Group
  4.................          20          5,486,776          5.83
                             ---        -----------        ------
         Total......         181        $94,157,992        100.00%
                             ===        ===========        ======

                      Mortgage Loans in Southern California

                            Distribution of Mortgage
                       Loan Groups in Southern California

                                      Total
                                      -----

                                                             Percentage of
                                                             Total Southern
                                                             California by
                                          Aggregate          Aggregate
                        Number of         Scheduled          Scheduled
                        Mortgage          Principal          Principal
                        Loans as of       Balance as of      Balance as of
                        September 1,      September 1,       September 1,
Mortgage Loan Group     1996              1996               1996
-------------------     ----              ----               ----

  1.................    253            $139,748,074           37.11%
Mortgage Loan Group
  2.................    223             121,676,208           32.31
Mortgage Loan Group
  3.................    194             108,064,397           28.70
Mortgage Loan Group
  4.................     27               7,072,215            1.88
                        ---            ------------          ------

         Total......    697            $376,560,894          100.00%
                        ===            ============          ======



                              County Concentrations
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                              Percentage of
                                                              Southern
                                                              California
                                                              Multifamily by
                                             Aggregate        Aggregate
                             Number of       Scheduled        Scheduled
                             Mortgage        Principal        Principal
                             Loans as of     Balance as of    Balance as of
                             September 1,    September 1,     September 1,
  County Concentration       1996            1996             1996
  --------------------       ----            ----             ----

Kern.................           2             $209,110           0.07%
Los Angeles..........         401          204,983,407          72.59
Orange...............          36           29,936,471          10.60
Riverside............           6            2,060,899           0.73
San Bernardino.......          10           10,891,448           3.86
San Diego............          43           25,536,935           9.04
San Luis Obispo......           1              230,011           0.08
Santa Barbara........          12            5,907,318           2.09
Tulare...............           0                    0           0.00
Ventura..............           5            2,647,302           0.94
                              ---         ------------         ------
         Total.......         516         $282,402,902         100.00%
                              ===         ============         ======

                              County Concentrations
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                              Percentage of
                                                              Southern
                                                              California
                                                              Commercial by
                                            Aggregate         Aggregate
                           Number of        Scheduled         Scheduled
                           Mortgage         Principal         Principal
                           Loans as of      Balance as of     Balance as of
                           September 1,     September 1,      September 1,
 County Concentration      1996             1996              1996
 --------------------      ----             ----              ----

Kern.................            2           $163,680            0.17%
Los Angeles..........          117         64,830,280           68.85
Orange...............           27         12,054,002           12.80
Riverside............            3          1,142,690            1.21
San Bernardino.......            8          7,514,407            7.98
San Diego............           14          4,598,307            4.88
San Luis Obispo......            0                  0            0.00
Santa Barbara........            5          2,186,522            2.32
Tulare...............            1             43,731            0.05
Ventura..............            4          1,624,373            1.73
                               ---         ----------          ------
         Total.......          181        $94,157,992          100.00%
                               ===        ===========          =======



                              County Concentrations
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                           Percentage of
                                                           Total Southern
                                                           California by
                                         Aggregate         Aggregate
                           Number of     Scheduled         Scheduled
                           Mortgage      Principal         Principal
                           Loans as of   Balance as of     Balance as of
                           September 1,  September 1,      September 1,
County Concentration       1996          1996              1996
--------------------       ----          ----              ----

Kern.................          4            $372,790            0.10%
Los Angeles..........        518         269,813,687           71.65
Orange...............         63          41,990,473           11.15
Riverside............          9           3,203,589            0.85
San Bernardino.......         18          18,405,855            4.89
San Diego............         57          30,135,243            8.00
San Luis Obispo......          1             230,011            0.06
Santa Barbara........         17           8,093,840            2.15
Tulare...............          1              43,731            0.01
Ventura..............          9           4,271,675            1.13
                             ---           ---------            ----
         Total.......        697        $376,560,894          100.00%
                             ===        ============          ======

                        Zip Code (Over 2%) Concentrations
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                        Percentage of
                                                        Southern
                                                        California
                                                        Multifamily by
                                        Aggregate       Aggregate
                        Number of       Scheduled       Scheduled
                        Mortgage        Principal       Principal
                        Loans as of     Balance as of   Balance as of
                        September 1,    September 1,    September 1,
   Zip Code             1996            1996            1996
   --------             ----            ----            ----

90706 Bellflower...          9          $13,518,790        4.79%
90028 Los Angeles..          8           10,587,765        3.75
90068 Los Angeles..          2              523,585        0.19
90027 Los Angeles..         13            9,065,662        3.21
90006 Los Angeles..         11            3,843,812        1.36
All Other Zip Codes        473          244,863,289       86.71
                           ---          -----------       -----
         Total.....        516         $282,402,902      100.00%
                           ===         ============      ======






                        Zip Code (Over 2%) Concentrations
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                         Percentage of
                                                         Southern
                                                         California
                                                         Commercial by
                                      Aggregate          Aggregate
                        Number of     Scheduled          Scheduled
                        Mortgage      Principal          Principal
                        Loans as of   Balance as of      Balance as of
                        September 1,  September 1,       September 1,
    Zip Code            1996          1996               1996
    --------            ----          ----               ----

90706 Bellflower...           0                 $0            0.00%
90028 Los Angeles..           1            616,484            0.65
90068 Los Angeles..           1         10,470,360           11.12
90027 Los Angeles..           1            213,121            0.23
90006 Los Angeles..           2          3,892,465            4.13
All Other Zip Codes         176         78,965,561           83.86
                            ---         ----------           -----

         Total.....         181        $94,157,992          100.00%
                            ===        ===========          ======

                        Zip Code (Over 2%) Concentrations
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                        Percentage of
                                                        Total Southern
                                                        California by
                                      Aggregate         Aggregate
                        Number of     Scheduled         Scheduled
                        Mortgage      Principal         Principal
                        Loans as of   Balance as of     Balance as of
                        September 1,  September 1,      September 1,
     Zip Code           1996          1996              1996
     --------           ----          ----              ----

90706 Bellflower...           9         $13,518,790            3.59%
90028 Los Angeles..           9          11,204,249            2.98
90068 Los Angeles..           3          10,993,945            2.92
90027 Los Angeles..          14           9,278,783            2.46
90006 Los Angeles..          13           7,736,276            2.05
All Other Zip Codes         649         323,828,850           86.00
                            ---         -----------           -----

         Total.....         697        $376,560,894          100.00%
                            ===        ============          ======





                   Distribution of Original Principal Balances
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                                 Percentage
                                                                 of Southern
                                                                 California
                                                                 Multifamily
                                                 Aggregate       by Aggregate
                                   Number of     Scheduled       Scheduled
                                   Mortgage      Principal       Principal
                                   Loans as of   Balance as of   Balance as
                                   September     September 1,    of September
  Original Principal Balances      1, 1996       1996            1, 1996
  ---------------------------      -------       ----            -------

$    50,000 or less............          2             $46,135         0.02%
$    50,001 to $   100,000.....         15             700,394         0.25
$   100,001 to $   200,000.....         42           5,313,743         1.88
$   200,001 to $   400,000.....        205          56,691,766        20.07
$   400,001 to $   600,000.....        119          53,907,923        19.09
$   600,001 to $   800,000.....         46          29,497,416        10.45
$   800,001 to $ 1,000,000.....         27          22,769,841         8.06
$ 1,000,001 to $ 2,000,000.....         41          52,461,605        18.58
$ 2,000,001 to $ 3,000,000.....         10          24,702,973         8.75
$ 3,000,001 to $ 4,000,000.....          4          10,999,931         3.90
$ 4,000,001 to $ 5,000,000.....          1           4,597,783         1.63
$ 5,000,001 to $10,000,000.....          4          20,713,393         7.33
$10,000,001 or more............          0                   0         0.00
                                       ---        ------------       ------

         Total.................        516        $282,402,902       100.00%
                                       ===        ============       ======
Average Original Principal
Balance is.....................                   $599,628

                   Distribution of Original Principal Balances
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                                 Percentage
                                                                 of Southern
                                                                 California
                                                                 Multifamily
                                                 Aggregate       by Aggregate
                                   Number of     Scheduled       Scheduled
                                   Mortgage      Principal       Principal
                                   Loans as of   Balance as of   Balance as
                                   September     September 1,    of September
  Original Principal Balances      1, 1996       1996            1, 1996
  ---------------------------      -------       ----            -------

$    50,000 or less............        1            $19,455        0.02%
$    50,001 to $   100,000.....       10            579,835        0.62
$   100,001 to $   200,000.....       32          4,176,504        4.44
$   200,001 to $   400,000.....       47         10,597,717       11.26
$   400,001 to $   600,000.....       41         18,050,761       19.17
$   600,001 to $   800,000.....       14          8,380,781        8.90
$   800,001 to $ 1,000,000.....       14         11,497,391       12.21
$ 1,000,001 to $ 2,000,000.....       17         17,012,031       18.07
$ 2,000,001 to $ 3,000,000.....        0                  0        0.00
$ 3,000,001 to $ 4,000,000.....        1          1,435,431        1.52
$ 4,000,001 to $ 5,000,000.....        3         11,937,724       12.68
$ 5,000,001 to $10,000,000.....        0                  0        0.00
$10,000,001 or more............        1         10,470,360       11.12
                                     ---        -----------      ------
         Total.................      181        $94,157,992      100.00%
                                     ===        ===========      ======

Average Original Principal
Balance is.....................                 $623,289

                   Distribution of Original Principal Balances
                    of Mortgage Loans in Southern California

                                      Total
                                      -----


                                                                 Percentage
                                                                 of Southern
                                                                 California
                                                                 Multifamily
                                                 Aggregate       by Aggregate
                                   Number of     Scheduled       Scheduled
                                   Mortgage      Principal       Principal
                                   Loans as of   Balance as of   Balance as
                                   September     September 1,    of September
  Original Principal Balances      1, 1996       1996            1, 1996
  ---------------------------      -------       ----            -------

$    50,000 or less............         3          $65,590        0.02%
$    50,001 to $   100,000.....        25        1,280,229        0.34
$   100,001 to $   200,000.....        74        9,490,247        2.52
$   200,001 to $   400,000.....       252       67,289,482       17.87
$   400,001 to $   600,000.....       160       71,958,683       19.11
$   600,001 to $   800,000.....        60       37,878,197       10.06
$   800,001 to $ 1,000,000.....        41       34,267,233        9.10
$ 1,000,001 to $ 2,000,000.....        58       69,473,636       18.45
$ 2,000,001 to $ 3,000,000.....        10       24,702,973        6.56
$ 3,000,001 to $ 4,000,000.....         5       12,435,362        3.30
$ 4,000,001 to $ 5,000,000.....         4       16,535,508        4.39
$ 5,000,001 to $10,000,000.....
$10,000,001 or more............         1       10,470,360        2.78
                                      ---     ------------      ------

         Total.................       697     $376,560,894      100.00%
                                      ===     ============      ======

Average Original Principal
Balance is.....................               $605,773

      Distribution of Scheduled Principal Balances as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                                  Percentage of
                                                                  Southern
                                                                  California
                                                                  Multifamily by
                                                   Aggregate      Aggregate
                                      Number of    Scheduled      Scheduled
                                      Mortgage     Principal      Principal
             Scheduled                Loans as of  Balance as of  Balance as of
         Principal Balances           September    September 1,   September 1,
      as of September 1, 1996         1, 1996      1996           1996
      -----------------------         -------      ----           ----

$   50,000 or less.................         15       $545,220         0.19%
$   50,001 to $  100,000...........         11        809,600         0.29
$  100,001 to $  200,000...........         63      9,956,914         3.53
$  200,001 to $  400,000...........        193     57,813,898        20.47
$  400,001 to $  600,000...........        108     51,340,692        18.18
$  600,001 to $  800,000...........         50     33,796,887        11.97
$  800,001 to $ 1,000,000..........         23     20,708,476         7.33
$ 1,000,001 to $ 2,000,000.........         36     50,127,047        17.75
$ 2,000,001 to $ 3,000,000.........         10     25,739,742         9.11
$ 3,000,001 to $ 4,000,000.........          3      9,580,486         3.39
$ 4,000,001 to $ 5,000,000.........          2      9,544,091         3.38
$ 5,000,001 to $10,000,000.........          2     12,439,848         4.41
$10,000,001 or more................          0              0         0.00
                                           ---   ------------       ------

         Total.....................        516   $282,402,902       100.00%
                                           ===   ============       ======

Average Scheduled Principal
Balance............................              $547,292





      Distribution of Scheduled Principal Balances as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                                Percentage
                                                                of Southern
                                                                California
                                                                Commercial
                                                  Aggregate     by Aggregate
                                     Number of    Scheduled     Scheduled
                                     Mortgage     Principal     Principal
             Scheduled               Loans as of  Balance as of Balance as
         Principal Balances          September 1, September 1,  of September
      as of September 1, 1996        1996         1996          1, 1996
      -----------------------        ----         ----          -------

$   50,000 or less.................       5        $125,811       0.13%
$   50,001 to $  100,000...........      15        1,036,243      1.10
$  100,001 to $  200,000...........      40        6,137,468      6.52
$  200,001 to $  400,000...........      37       10,156,294     10.79
$  400,001 to $  600,000...........      41       19,351,240     20.55
$  600,001 to $  800,000...........      18       12,718,820     13.51
$  800,001 to $ 1,000,000..........      12       10,981,921     11.66
$ 1,000,001 to $ 2,000,000.........       9       11,242,111     11.94
$ 2,000,001 to $ 3,000,000.........       0                0      0.00
$ 3,000,001 to $ 4,000,000.........       1        3,690,003      3.92
$ 4,000,001 to $ 5,000,000.........       2        8,247,721      8.76
$ 5,000,001 to $10,000,000.........       0                0      0.00
$10,000,001 or more................       1       10,470,360     11.12
                                        ---      -----------    ------

         Total.....................     181      $94,157,992    100.00%
                                        ===      ===========    ======

Average Scheduled Principal
Balance............................              $520,210

      Distribution of Scheduled Principal Balances as of September 1, 1996
                    of Mortgage Loans in Southern California

                                      Total
                                      -----
                                                                  Percentage of
                                                                  Total
                                                                  Southern
                                                                  California by
                                                    Aggregate     Aggregate
                                      Number of     Scheduled     Scheduled
                                      Mortgage      Principal     Principal
             Scheduled                Loans as of   Balance as    Balance as of
         Principal Balances           September     of September  September 1,
      as of September 1, 1996         1, 1996       1, 1996       1996
      -----------------------         -------       -------       ----

$   50,000 or less.................        20         $671,032        0.18%
$   50,001 to $  100,000...........        26        1,845,843        0.49
$  100,001 to $  200,000...........       103       16,094,381        4.27
$  200,001 to $  400,000...........       230       67,970,192       18.05
$  400,001 to $  600,000...........       149       70,691,932       18.77
$  600,001 to $  800,000...........        68       46,515,707       12.35
$  800,001 to $ 1,000,000..........        35       31,690,397        8.42
$ 1,000,001 to $ 2,000,000.........        45       61,369,158       16.30
$ 2,000,001 to $ 3,000,000.........        10       25,739,742        6.84
$ 3,000,001 to $ 4,000,000.........         4       13,270,489        3.52
$ 4,000,001 to $ 5,000,000.........         4       17,791,812        4.72
$ 5,000,001 to $10,000,000.........         2       12,439,848        3.30
$10,000,001 or more................         1       10,470,360        2.78
                                          ---       ----------        ----

         Total.....................       697     $376,560,894      100.00%
                                          ===     ============      ======

Average Scheduled Principal
Balance............................                $540,260

                        Original Terms to Stated Maturity
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------

                                                                Percentage of
                                                                Southern
                                                                California
                                                Aggregate       Multifamily by
                                   Number of    Scheduled       Aggregate
                                   Mortgage     Principal       Scheduled
                                   Loans as     Balance as      Principal
         Original Number             of         of              Balance as of
           of Years to             September    September       September 1,
         Stated Maturity*          1, 1996      1, 1996         1996
         ----------------          -------      -------         ----

 5 years or less................          7       $3,160,429      1.12%
 5+ to  7 years.................          6       12,316,422      4.36
 7+ to 10 years.................         36       15,370,069      5.44
10+ to 15 years.................        130       89,280,571     31.61
15+ to 20 years.................          5        2,605,731      0.92
20+ to 30 years.................        328      159,257,093     56.39
30 years or more................          4          412,586      0.15
                                        ---          -------      ----

         Total..................        516      $282,402,902   100.00%
                                        ===      ============   ======

Weighted Average Original Term
to Maturity is..................                 22.7 years

-------------
*    Without giving effect to any modification or extension of maturity date.





                        Original Terms to Stated Maturity
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------

                                                                 Percentage
                                                                 of Southern
                                                                 California
                                                                 Commercial
                                                                 by
                                                                 Aggregate
                                                   Aggregate     Scheduled
                                    Number of      Scheduled     Principal
                                    Mortgage       Principal     Balance as
         Original Number            Loans as of    Balance as    of
           of Years to              September      of September  September
        Stated Maturity*            1, 1996        1, 1996       1, 1996
        ----------------            -------        -------       -------


 5 years or less................           5       $1,284,577         1.36%
 5+ to  7 years.................           7        3,084,791         3.28
 7+ to 10 years.................          57       38,423,880        40.81
10+ to 15 years.................          24       13,623,090        14.47
15+ to 20 years.................           3        1,414,245         1.50
20+ to 30 years.................          84       35,853,005        38.08
30 years or more................           1          474,403         0.50
                                         ---          -------         ----

         Total..................         181      $94,157,992       100.00%
                                         ===      ===========       ======

Weighted Average Original Term
to Maturity is...................                 18.2 years

-------------
*    Without giving effect to any modification or extension of maturity date.





                        Original Terms to Stated Maturity
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                                Percentage of
                                                                Total Southern
                                                                California by
                                                  Aggregate     Aggregate
                                    Number of     Scheduled     Scheduled
                                    Mortgage      Principal     Principal
         Original Number            Loans as of   Balance as of Balance as of
           of Years to              September     September 1,  September 1,
        Stated Maturity*            1, 1996       1996          1996
        ----------------            -------       ----          ----

 5 years or less................         12         $4,445,006       1.18%
 5+ to  7 years.................         13         15,401,213       4.09
 7+ to 10 years.................         93         53,793,949      14.29
10+ to 15 years.................        154        102,903,662      27.33
15+ to 20 years.................          8          4,019,976       1.07
20+ to 30 years.................        412        195,110,099      51.81
30 years or more................          5            886,989       0.24
                                        ---          ---------       ----
         Total..................        697       $376,560,894     100.00%
                                        ===       ============     ======

Weighted Average Original Term
to Maturity is..................                  21.5 years

-------------
* Without giving effect to any modification or extension of maturity date.





                      Remaining Terms to Stated Maturity of
                  Balloon Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Balloon Loans in
                                                             Southern
                                                             California
                                                             Multifamily by
                               Number of     Aggregate       Aggregate
                               Mortgage      Scheduled       Scheduled
                               Loans as      Principal       Principal
                               of            Balance as of   Balance as of
       Years Remaining         September     September 1,    September 1,
    as of September 1, 1996*   1, 1996       1996            1996
    ------------------------   -------       ----            ----


  1 year or less...........           2       $5,249,827          10.25%
  1+ to  2 years...........           0                0           0.00
  2+ to  3 years...........           2        4,709,440           9.20
  3+ to  4 years...........           2        1,926,029           3.76
  4+ to  5 years...........           2        2,549,256           4.98
  5+ to 10 years...........          15       15,064,550          29.42
 10+ to 15 years...........          19       19,845,693          38.75
 15+ to 20 years...........           0                0           0.00
 20+ to 30 years...........           3        1,867,879           3.65
                                     --        ---------           ----
          Total............          45      $51,212,673         100.00
                                     ==      ===========         ======

Weighted Average Remaining
Term to Maturity is.......                   7.4 years

-------------
*    Based on the Maturity Date Extension Assumptions For Matured
     Performing Mortgage Loans described herein.





                      Remaining Terms to Stated Maturity of
                  Balloon Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Balloon Mortgage
                                                             in Southern
                                                             California
                                                             Commercial by
                               Number of      Aggregate      Aggregate
                               Mortgage       Scheduled      Scheduled
                               Loans as       Principal      Principal
                               of             Balance as of  Balance as of
       Years Remaining         September      September 1,   September 1,
     as of September 1, 1996*  1, 1996        1996           1996
     ------------------------  -------        ----           ----

 1 year or less...........            9        $6,058,409          14.02%
 1+ to  2 years...........            2        11,919,468          27.58
 2+ to  3 years...........           17         6,260,988          14.49
 3+ to  4 years...........           19         9,649,893          22.33
 4+ to  5 years...........            8         5,140,889          11.90
 5+ to 10 years...........            5         2,712,153           6.28
10+ to 15 years...........            0                 0           0.00
15+ to 20 years...........            2         1,471,080           3.40
20+ to 30 years...........            0                 0           0.00
                                     --         ---------           ----
         Total............           62       $43,212,881          100.00
                                     ==       ===========          ======

Weighted Average Remaining
Term to Maturity is.......                    3.2 years

-------------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.





                      Remaining Terms to Stated Maturity of
                  Balloon Mortgage Loans in Southern California

                                      Total
                                      -----

                                                                Percentage of
                                                                Balloon Loans
                                                                Total Southern
                                                                California by
                                                Aggregate       Aggregate
                               Number of        Scheduled       Scheduled
                               Mortgage         Principal       Principal
                               Loans as of      Balance as of   Balance as of
       Years Remaining         September 1,     September 1,    September 1,
   as of September 1, 1996*    1996             1996            1996
   ------------------------    ----             ----            ----

 1 year or less...........          11         $11,308,236          11.98%
 1+ to  2 years...........           2          11,919,468          12.62
 2+ to  3 years...........          19          10,970,428          11.62
 3+ to  4 years...........          21          11,575,923          12.26
 4+ to  5 years...........          10           7,690,145           8.14
 5+ to 10 years...........          20          17,776,703          18.83
10+ to 15 years...........          19          19,845,693          21.02
15+ to 20 years...........           2           1,471,080           1.56
20+ to 30 years...........           3           1,867,879           1.98
                                   ---           ---------         ------
         Total............         107         $94,425,555         100.00
                                   ===         ===========         ======

Weighted Average Remaining
Term to Maturity is.......                      5.5 years

-------------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

                      Remaining Terms to Stated Maturity of
             Fully Amortizing Mortgage Loans in Southern California


                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Balloon Loans in
                                                             Southern
                                                             California
                               Number of      Aggregate      Multifamily by
                               Mortgage       Scheduled      Aggregate
                               Loans as       Principal      Scheduled
                               of             Balance as of  Principal
   Years Remaining as of       September 1,   September 1,   Balance as of
     September 1, 1996*        1996           1996           September 1, 1996
     ------------------        ----           ----           -----------------

  2+ to 3 years...........           0                  0          0.00%
  3+ to 4 years...........           1             21,846          0.01
  4+ to 5 years...........           0                  0          0.00
  5+ to 10 years..........          10            880,203          0.38
10+ to 15 years...........          10          1,020,105          0.44
15+ to 20 years...........          43          9,530,805          4.12
20+ to 30 years...........         407        219,737,270         95.05
                                   ---       ------------        ------
         Total............         471       $231,190,229        100.00
                                   ===       ============        ======

Weighted Average Remaining
Term to Maturity..........                   23.8 years

-------------
* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.



                      Remaining Terms to Stated Maturity of
             Fully Amortizing Mortgage Loans in Southern California


                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Balloon Mortgage
                                                             in Southern
                                                             California
                                                             Commercial by
                               Number of      Aggregate      Aggregate
                               Mortgage       Scheduled      Scheduled
                               Loans as       Principal      Principal
                               of             Balance as of  Balance as of
   Years Remaining as of       September 1,   September 1,   September 1,
   September 1, 1996*          1996           1996           1996
   ------------------          ----           ----           ----

  2+ to 3 years...........          3        $   196,751         0.39%
  3+ to 4 years...........          2            110,345         0.22
  4+ to 5 years...........          2            164,723         0.32
  5+ to 10 years..........          7          1,518,137         2.98
10+ to 15 years...........          4            761,873         1.50
15+ to 20 years...........         55         18,245,838        35.81
20+ to 30 years...........         46         29,947,443        58.78
                                  ---        -----------       ------
         Total............        119        $50,945,111       100.00
                                  ===        ===========       ======

Weighted Average Remaining
Term to Maturity..........                  19.8 years

-------------

* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.





                      Remaining Terms to Stated Maturity of
             Fully Amortizing Mortgage Loans in Southern California


                                      Total
                                      -----

                                                                Percentage of
                                                                Balloon Loans
                                                                Total Southern
                                                                California by
                                               Aggregate        Aggregate
                              Number of        Scheduled        Scheduled
                              Mortgage         Principal        Principal
                              Loans as of      Balance as of    Balance as of
   Years Remaining as of      September 1,     September 1,     September 1,
   September 1, 1996*         1996             1996             1996
   ------------------         ----             ----             ----

   2+ to 3 years...........           3      $   196,751           0.07%
   3+ to 4 years...........           3          132,191           0.05
   4+ to 5 years...........           2          164,723           0.06
   5+ to 10 years..........          17        2,398,340           0.85
 10+ to 15 years...........          14        1,781,979           0.63
 15+ to 20 years...........          98       27,776,643           9.85
 20+ to 30 years...........         453      249,684,713          88.50
                                    ---     ------------         ------
          Total............         590     $282,135,339         100.00
                                    ===     ============         ======

Weighted Average Remaining
Term to Maturity...........                 23.1 years

-------------
* Based on the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.



                           Seasoning of Mortgage Loans
                             in Southern California

                                   Multifamily
                                   -----------
                                                               Percentage of
                                                               Southern
                                                               California
                                                               Multifamily
                                             Aggregate         by Aggregate
                             Number of       Scheduled         Scheduled
                             Mortgage        Principal         Principal
                             Loans as of     Balance as of     Balance as of
  Number of Years            September 1,    September 1,      September 1,
  as of September 1, 1996    1996            1996              1996
  -----------------------    ----            ----              ----


2+ to 3 years...............     19          $ 19,653,976         6.96%
3+ to 4 years...............     20            11,817,946         4.18
4+ to 5 years...............    155           106,845,280        37.83
5+ to 6 years...............     35            18,868,399         6.68
6+ to 7 years...............    113            50,916,582        18.03
7+ to 8 years...............     69            38,083,925        13.49
8+ to 9 years...............     18            11,341,886         4.02
9+ to 10 years..............     23            13,364,555         4.73
10+ years                        64            11,510,354         4.08
                                ---          ------------        ------
         Total..............    516          $282,402,902       100.00
                                ===          ============       ======

Weighted Average
Seasoning is................                 5.9 years

                           Seasoning of Mortgage Loans
                             in Southern California

                                   Commercial
                                   ----------
                                                            Percentage of
                                                            Southern
                                                            California
                                                            Commercial by
                                             Aggregate      Aggregate
                              Number of      Scheduled      Scheduled
                              Mortgage       Principal      Principal
                              Loans as of    Balance as of  Balance as of
  Number of Years             September 1,   September 1,   September 1,
  as of September 1, 1996     1996           1996           1996
  -----------------------     ----           ----           ----

  2+ to 3 years...............    7          $3,094,639         3.29%
  3+ to 4 years...............    3           1,853,346         1.97
  4+ to 5 years...............    2             651,181         0.69
  5+ to 6 years...............    3           2,204,638         2.34
  6+ to 7 years...............   24          10,559,955        11.22
  7+ to 8 years...............   31          18,562,756        19.71
  8+ to 9 years...............   23          24,897,468        26.44
  9+ to 10 years..............   17          10,120,997        10.75
 10+ years....................   71          22,213,011        23.59
                                ---         -----------       ------
           Total..............  181         $94,157,992       100.00
                                ===         ===========       ======
Weighted Average
Seasoning is..................              8.7 years




                           Seasoning of Mortgage Loans
                             in Southern California

                                      Total
                                      -----

                                                              Percentage of
                                                              Total
                                                              Southern
                                               Aggregate      California by
                               Number of       Scheduled      Aggregate
                               Mortgage        Principal      Scheduled
                               Loans as of     Balance as of  Principal
   Number of Years             September 1,    September 1,   Balance as of
  as of September 1, 1996      1996            1996           September 1, 1996
  -----------------------      ----            ----           -----------------

 2+ to 3 years...............     26         $ 22,748,615         6.04%
 3+ to 4 years...............     23           13,671,292         3.63
 4+ to 5 years...............    157          107,496,461        28.55
 5+ to 6 years...............     38           21,073,037         5.60
 6+ to 7 years...............    137           61,476,537        16.33
 7+ to 8 years...............    100           56,646,681        15.04
 8+ to 9 years...............     41           36,239,353         9.62
 9+ to 10 years..............     40           23,485,552         6.24
10+ years....................    135           33,723,365         8.96
                                 ---         ------------       ------
          Total..............    697         $376,580,894       100.00
                                 ===         ============       ======
Weighted Average
Seasoning is.................                6.6 years

                 Mortgage Interest Rates as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily
                                         Aggregate         by Aggregate
                          Number of      Scheduled         Scheduled
                          Mortgage       Principal         Principal
                          Loans as of    Balance as of     Balance as of
                          September 1,   September 1,      September 1,
Mortgage Interest Rates   1996           1996              1996
-----------------------   ----           ----              ----

6.00-6.99.................     2          $1,383,286            0.49%
7.00-7.99.................    94          65,356,164           23.14
8.00-8.99.................   236         117,356,011           41.56
9.00-9.99.................   165          89,420,649           31.66
10.00-10.99...............     9           7,088,110            2.51
11.00-11.99...............     3             688,931            0.24
12.00-12.99...............     3             416,500            0.15
13.00-13.99...............     4             693,252            0.25
                             ---        ------------          ------
      Total...............   516        $282,402,902          100.00%
                             ===        ============          ======
Weighted Average
Mortgage Interest
Rate is...................              8.39%






                 Mortgage Interest Rates as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                            Percentage of
                                                            Southern
                                                            California
                                                            Commercial by
                                           Aggregate        Aggregate
                          Number of        Scheduled        Scheduled
                          Mortgage         Principal        Principal
                          Loans as of      Balance as of    Balance as of
                          September 1,     September 1,     September 1,
Mortgage Interest Rates   1996             1996             1996
-----------------------   ----             ----             ----

 6.00-6.99.............         2           $11,246,420        11.94%
7.00-7.99..............        85            48,908,424        51.94
8.00-8.99..............        54            24,192,221        25.69
9.00-9.99..............        27             6,574,619         6.98
10.00-10.99............         5             1,847,358         1.96
11.00-11.99............         3               711,383         0.76
12.00-12.99............         0                     0         0.00
13.00-13.99............         5               677,567         0.72
                               --           -----------       ------
  Total................        81           $94,157,992       100.00%
                               ==           ===========       ======
Weighted Average
Mortgage Interest
Rate is................                     7.91%

                 Mortgage Interest Rates as of September 1, 1996
                    of Mortgage Loans in Southern California

                                      Total
                                      -----


                                                            Percentage of
                                                            Southern
                                                            California
                                                            Commercial by
                                           Aggregate        Aggregate
                          Number of        Scheduled        Scheduled
                          Mortgage         Principal        Principal
                          Loans as of      Balance as of    Balance as of
                          September 1,     September 1,     September 1,
Mortgage Interest Rates   1996             1996             1996
-----------------------   ----             ----             ----

 6.00-6.99...............      4          $12,629,706            3.35%
7.00-7.99...............     179          114,264,587           30.34
8.00-8.99...............     290          141,548,232           37.59
9.00-9.99...............     192           95,995,268           25.49
10.00-10.99.............      14            8,935,468            2.37
11.00-11.99.............       6            1,400,313            0.37
12.00-12.99.............       3              416,500            0.11
13.00-13.99.............       9            1,370,819            0.36
                             ---         ------------          ------
       Total............     697         $376,560,894          100.00%
                             ===         ============          ======
Weighted Average
Mortgage Interest
Rate is.................                 8.27%




                       Loan-to-Value Ratios at Origination
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                                Percentage of
                                                                Southern
                                                                California
                                                                Multifamily
                                             Aggregate          by Aggregate
                            Number of        Scheduled          Scheduled
                            Mortgage         Principal          Principal
                            Loans as of      Balance as of      Balance as of
    Loan-to-Value           September 1,     September 1,       September 1,
Ratios at Origination*      1996             1996               1996
----------------------      ----             ----               ----

50.00% or less...........      62           $25,893,100           9.17%
50.01% to  60.00%........     101            55,432,222          19.63
60.01% to  70.00%........     196           100,641,690          35.64
70.01% to  80.00%........     148            96,165,839          34.05
80.01% to  90.00%........       7             4,125,509           1.46
90.01% to 100.00%........       1               125,008           0.04
Unknown..................       1                19,533           0.01
                              ---          ------------         ------
        Total............     516          $282,402,902         100.00%
                              ===          ============         ======

Weighted Average
Loan-to-Value at
Origination is...........                  65.35%

-------------
* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

                       Loan-to-Value Ratios at Origination
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                            Percentage of
                                                            Southern
                                                            California
                                                            Commercial by
                                          Aggregate         Aggregate
                          Number of       Scheduled         Scheduled
                          Mortgage        Principal         Principal
                          Loans as of     Balance as of     Balance as of
    Loan-to-Value         September 1,    September 1,      September 1,
Ratios at Origination*    1996            1996              1996
----------------------    ----            ----              ----

50.00% or less...........     21          $7,535,824            8.00%
50.01% to  60.00%........     32          10,574,454           11.23
60.01% to  70.00%........     73          34,418,262           36.55
70.01% to  80.00%........     51          41,011,641           43.56
80.01% to  90.00%........      0                   0            0.00
90.01% to 100.00%........      2             415,654            0.44
Unknown..................      2             202,156            0.21
                             ---         -----------          ------
    Total................    181         $94,157,992          100.00%
                             ===         ===========          ======

Weighted Average
Loan-to-Value at
Origination is...........                66.74%

-------------
* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

**  Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

                       Loan-to-Value Ratios at Origination
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                            Percentage of
                                                            Total
                                                            Southern
                                                            California by
                                          Aggregate         Aggregate
                          Number of       Scheduled         Scheduled
                          Mortgage        Principal         Principal
                          Loans as of     Balance as of     Balance as of
    Loan-to-Value         September 1,    September 1,      September 1,
Ratios at Origination*    1996            1996              1996
----------------------    ----            ----              ----

50.00% or less..........       83          $33,428,924         8.88%
50.01% to  60.00%.......      133           66,006,677        17.53
60.01% to  70.00%.......      269          135,059,952        35.87
70.01% to  80.00%.......      199          137,177,480        36.43
80.01% to  90.00%.......        7            4,125,509         1.10
90.01% to 100.00%.......        3              540,662         0.14
Unknown.................        3              221,690         0.06
                              ---         ------------       ------
Total...................      697         $376,560,894       100.00%
                              ===         ============       ======

Weighted Average
Loan-to-Value at
Origination is..........                  65.70%

-------------
* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

**  Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value # as of September 1, 1996 in Southern California

                                   Multifamily
                                   -----------

                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily
                                          Aggregate        by Aggregate
                          Number of       Scheduled        Scheduled
                          Mortgage        Principal        Principal
  Ratios of Current       Loans as of     Balance as of    Balance as of
  Loan Balance-to         September 1,    September 1,     September 1,
  -Original Value*        1996            1996             1996
  ----------------        ----            ----             ----


50.00% or less..........       94           $38,766,499        13.73%
50.01% to  60.00%.......      138            72,655,909        25.73
60.01% to  70.00%.......      199           124,345,294        44.03
70.01% to  80.00%.......       49            37,905,090        13.42
80.01% to  90.00%.......        3               980,748         0.35
90.01% to 100.00%.......        1               167,657         0.06
100.01% or more.........        0                     0         0.00
Unknown.................       32             7,581,704         2.68
                              ---          ------------       ------
    Total...............      516          $282,402,902       100.00%
                              ===          ============       ======

Weighted Average
Current Loan
Balance-to-Original
Value is................                   60.61%

-------------
#  The  ratio  of  Current  Loan   Balance-to-Original   Value  was  calculated
   by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value
   Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value # as of September 1, 1996 in Southern California

                                   Commercial
                                   ----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily
                                          Aggregate        by Aggregate
                          Number of       Scheduled        Scheduled
                          Mortgage        Principal        Principal
  Ratios of Current       Loans as of     Balance as of    Balance as of
  Loan Balance-to         September 1,    September 1,     September 1,
  -Original Value*        1996            1996             1996
  ----------------        ----            ----             ----

 50.00% or less..........     61         $19,260,321        20.46%
 50.01% to  60.00%.......     52          22,447,148        23.84
 60.01% to  70.00%.......     42          32,986,864        35.03
 70.01% to  80.00%.......     10          13,512,553        14.35
 80.01% to  90.00%.......      1             224,129         0.24
 90.01% to 100.00%.......      0                   0         0.00
100.01% or more..........      1             462,717         0.49
Unknown..................     14           5,264,259         5.59
                             ---        ------------       ------
         Total...........    181         $94,157,992       100.00%
                             ===         ===========       ======
Weighted Average
Current Loan
Balance-to-Original
Value is.................                58.03%

-------------
# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.

         Range of Ratios of Current Loan Balance-to-Original Value # as of September 1, 1996 in Southern California

                                      Total
                                      -----

                                                         Percentage of
                                                         Total
                                                         Southern
                                          Aggregate      California by
                          Number of       Scheduled      Aggregate
                          Mortgage        Principal      Scheduled
  Ratios of Current       Loans as of     Balance as of  Principal
  Loan Balance-to         September 1,    September 1,   Balance as of
 -Original Value*         1996            1996           September 1, 1996
 ----------------         ----            ----           -----------------

 50.00% or less........      155         $58,026,821        15.41%
 50.01% to  60.00%.....      190          95,103,057        25.26
 60.01% to  70.00%.....      241         157,332,158        41.78
 70.01% to  80.00%.....       59          51,417,644        13.65
 80.01% to  90.00%.....        4           1,204,878         0.32
 90.01% to 100.00%.....        1             167,657         0.04
100.01% or more........        1             462,717         0.12
Unknown................       46          12,845,962         3.41
                             ---        ------------       ------
         Total.........      697        $376,560,894       100.00%
                             ===        ============       ======
Weighted Average
Current Loan
Balance-to-Original
Value is...............                 59.98%

-------------
# The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

* In connection with the Underlying Transaction, in certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made by the RTC to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.

                        Lien Positions of Mortgage Loans
                             in Southern California

                                   Multifamily
                                   -----------
                                                        Percentage of
                                                        Southern
                                                        California
                                                        Multifamily
                                        Aggregate       by Aggregate
                         Number of      Scheduled       Scheduled
                         Mortgage       Principal       Principal
                         Loans as of    Balance as of   Balance as of
                         September 1,   September 1,    September 1,
    Lien Position*       1996           1996            1996
    --------------       ----           ----            ----
First Lien**......        485          $274,840,732        97.32%
Second Lien.......         30             7,535,569         2.67
Third Lien........          0                     0         0.00
Not Available.....          1                26,601         0.01
                          ---          ------------       ------
         Total....        516          $282,402,902       100.00%
                          ===          ============       ======

-------------
* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.



                        Lien Positions of Mortgage Loans
                             in Southern California

                                   Commercial
                                   ----------
                                                        Percentage of
                                                        Southern
                                                        California
                                                        Commercial by
                                        Aggregate       Aggregate
                         Number of      Scheduled       Scheduled
                         Mortgage       Principal       Principal
                         Loans as of    Balance as of   Balance as of
                         September 1,   September 1,    September 1,
    Lien Position*       1996           1996            1996
    --------------       ----         ---------------   ------------
First Lien**......        169         $89,095,890        94.62%
Second Lien.......         11           4,939,817         5.25
Third Lien........          1             122,285         0.13
Not Available.....          0                   0         0.00
                          ---         -----------       ------
         Total....        181         $94,157,992       100.00%
                          ===         ===========       ======

-------------
* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                        Lien Positions of Mortgage Loans
                             in Southern California

                                      Total
                                      -----

                                                        Percentage of
                                                        Total
                                                        Southern
                                         Aggregate      California by
                         Number of       Scheduled      Aggregate
                         Mortgage        Principal      Scheduled
                         Loans as of     Balance as of  Principal
                         September 1,    September 1,   Balance as of
    Lien Position*       1996            1996           September 1, 1996
    --------------       ----            ----           -----------------

First Lien**......          654          $363,936,621        96.65%
Second Lien.......           41            12,475,386         3.31
Third Lien........            1               122,285         0.03
Not Available.....            1                26,601         0.01
                            ---          ------------       ------
         Total....          697          $376,560,894       100.00%
                            ===          ============       ======

-------------
* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made by the RTC to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.



                            Property Type
                 of Mortgaged Properties in Southern California

                                   Multifamily
                                   -----------
                                                         Percentage of
                                                         Southern
                                                         California
                                                         Multifamily
                                         Aggregate       by Aggregate
                         Number of       Scheduled       Scheduled
                         Mortgage        Principal       Principal
                         Loans as of     Balance as of   Balance as of
       Type of           September 1,    September 1,    September 1,
 Mortgaged Properties    1996            1996            1996
 --------------------    ----            ----            ----
Hospitality..........       0                  $0           0.00%
Industrial/Warehouse        0                   0           0.00
Mobile Home Park.....       0                   0           0.00
Multifamily..........     516         282,402,902         100.00
Office...............       0                   0           0.00
Retail...............       0                   0           0.00
Other................       0                   0           0.00
                          ---        ------------         ------
         Total.......     516        $282,402,902         100.00%
                          ===        ============         ======

                                  Property Type
                 of Mortgaged Properties in Southern California

                                   Commercial
                                   ----------
                                                         Percentage of
                                                         Southern
                                                         California
                                                         Commercial by
                                         Aggregate       Aggregate
                         Number of       Scheduled       Scheduled
                         Mortgage        Principal       Principal
                         Loans as of     Balance as of   Balance as of
       Type of           September 1,    September 1,    September 1,
 Mortgaged Properties    1996            1996            1996
 --------------------    ----            ----            ----
Hospitality..........      1                 $77,681       0.08%
Industrial/Warehouse.     28              10,255,829      10.89
Mobile Home Park.....      1                 233,045       0.25
Multifamily..........      4               1,032,535       1.10
Office...............     68              39,189,923      41.62
Retail...............     61              38,869,581      41.28
Other................     18               4,499,398       4.78
                         ---             -----------     ------
         Total.......    181             $94,157,992     100.00%
                         ===             ===========     ======

                                  Property Type
                 of Mortgaged Properties in Southern California

                                      Total
                                      -----

                                                       Percentage of
                                                       Total
                                                       Southern
                                        Aggregate      California by
                         Number of      Scheduled      Aggregate
                         Mortgage       Principal      Scheduled
                         Loans as of    Balance as of  Principal
       Type of           September 1,   September 1,   Balance as of
 Mortgaged Properties    1996           1996           September 1, 1996
 --------------------    ----           ----           -----------------

Hospitality.........            1             $77,681         0.02%
Industrial/Warehouse           28          10,255,829         2.72
Mobile Home Park....            1             233,045         0.06
Multifamily.........          520         283,435,437        75.27
Office..............           68          39,189,923        10.41
Retail..............           61          38,869,581        10.32
Other...............           18           4,499,398         1.19
                              ---        ------------       ------
         Total......          697        $376,560,894       100.00%
                              ===        ============       ======



               Monthly Payments Delinquent as of September 1, 1996
                    of Mortgage Loans in Southern California*

                                   Multifamily
                                   -----------
                                                            Percentage of
                                                            Southern
                                                            California
                                                            Multifamily
                                        Aggregate           by Aggregate
                         Number of      Scheduled           Scheduled
                         Mortgage       Principal           Principal
                         Loans as of    Balance as of       Balance as of
       Monthly           September 1,   September 1,        September 1,
 Payments Delinquent     1996           1996                1996
 -------------------     ----           ----                ----
Current..............        449          $243,220,886        86.13%
30-59 days...........          7             2,655,266         0.94
60-89 days...........          3             1,412,474         0.50
90+ days.............         51            32,056,416        11.35
Foreclosure..........          3             1,592,799         0.56
REO..................          3             1,465,061         0.52
                             ---          ------------       ------
         Total.......        516          $282,402,902       100.00%
                             ===          ============       ======

-------------
* Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

               Monthly Payments Delinquent as of September 1, 1996
                    of Mortgage Loans in Southern California*

                                   Commercial
                                   ----------
                                                        Percentage of
                                                        Southern
                                                        California
                                                        Commercial by
                                        Aggregate       Aggregate
                         Number of      Scheduled       Scheduled
                         Mortgage       Principal       Principal
                         Loans as of    Balance as of   Balance as of
       Monthly           September 1,   September 1,    September 1,
 Payments Delinquent     1996           1996            1996
 -------------------     ----           ----            ----
Current..............         177         $91,368,190        97.04%
30-59 days...........           0                   0         0.00
60-89 days...........           0                   0         0.00
90+ days.............           4           2,789,802         2.96
Foreclosure..........           0                   0         0.00
REO..................           0                   0         0.00
                              ---         -----------       ------
         Total.......         181         $94,157,992       100.00%
                              ===         ===========       ======

-------------
* Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.



               Monthly Payments Delinquent as of September 1, 1996
                    of Mortgage Loans in Southern California*

                                      Total
                                      -----

                                                        Percentage of
                                                        Total
                                                        Southern
                                         Aggregate      California by
                         Number of       Scheduled      Aggregate
                         Mortgage        Principal      Scheduled
                         Loans as of     Balance as of  Principal
       Monthly           September 1,    September 1,   Balance as of
 Payments Delinquent     1996            1996           September 1, 1996
 -------------------     ----            ----           -----------------
Current..............         626        $334,589,076        88.85%
30-59 days...........           7           2,655,266         0.71
60-89 days...........           3           1,412,474         0.38
90+ days.............          55          34,846,217         9.25
Foreclosure..........           3           1,592,799         0.42
REO..................           3           1,465,061         0.39
                              ---        ------------       ------
         Total.......         697        $376,560,894       100.00%
                              ===        ============       ======

-------------
* Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

    Delinquency History for the Past Twelve Months as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------

                                                                             Percentage
                                                                             of
                                                                             Southern
                                                                             California
                                                                             Multifamily
                                                                             by
                                                             Aggregate       Aggregate
                                                 Number of   Scheduled       Scheduled
                                                 Mortgage    Principal       Principal
                                                 Loans as    Balance as      Balance as
                                                 of          of              of
                                                 September   September       September
     Delinquency History*                        1, 1996     1, 1996         1, 1996
     --------------------                        -------     -------         -------
No 30 Day or Greater
Delinquency in last 12 months..................     439     $238,103,516        84.31%
One Payment Delinquent30-59 days) in last 12
  months
  1 time 30-day delinquent in last 12 months.....    7        4,460,230         1.58
  2 times 30-day delinquent in last 12 months....    1          284,518         0.10
More than 2 times 30-day delinquent in last
 12 months...................................        2          599,409         0.21
Two Payments Delinquent (60-89 days) in last
 12 months
  1 time 60-day delinquent in last 12 months....     4        2,370,008         0.84
More than 2 times 60-day delinquent in last
 12 months......................................     1          149,854         0.05
Three or more Payments Delinquent (90 days+)
in last 12 months
  1 time 90-day delinquent in last 12 months....     5        1,624,338         0.58
  2 times 90-day delinquent in last 12 months...     1          178,066         0.06
  More than 2 times 90-day delinquent in last
  12 months.....................................    56       34,632,961        12.26
                                                   ---     ------------       ------
           Total................................   516     $282,402,932       100.00%
                                                   ===     ============       ======

-------------
 * The delinquency history was calculated by the Depositor based on the
   Paid-to-Dates provided by the Master Servicer.

     Delinquency History for the Past Twelve Months as of September 1, 1996
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------

                                                                               Percentage
                                                                               of
                                                                               Southern
                                                                               California
                                                                               Commercial
                                                                               by
                                                                  Aggregate    Aggregate
                                                    Number of     Scheduled    Scheduled
                                                    Mortgage      Principal    Principal
                                                    Loans as      Balance as   Balance as
                                                    of            of           of
                                                    September     September    September
         Delinquency History*                       1, 1996       1, 1996      1, 1996
         --------------------                       -------       -------      -------
 No 30 Day or Greater Delinquency in last 12            175     $80,878,375      85.90%
 months...........................................
 One Payment Delinquent (30-59 days) in last 12
 months
   1 time 30-day delinquent in last 12 months.....        1         19,455        0.02
   2 times 30-day delinquent in last 12 months....        0              0        0.00
   More than 2 times 30-day delinquent in last
   12 months.......................................       0              0        0.00
 Two Payments Delinquent (60-89 days) in last 12
   months
   1 time 60-day delinquent in last 12 months.....        0              0        0.00
   More than 2 times 60-day delinquent in last
   12 months......................................        0              0        0.00
 Three or more Payments Delinquent (90 days+)
 in last 12 months
   1 time 90-day delinquent in last 12 months.....        0              0        0.00
   2 times 90-day delinquent in last 12 months....        0              0        0.00
   More than 2 times 90-day delinquent in last
   12 months......................................        5     13,260,161       14.08
                                                        ---    -----------      ------
               Total..............................      181    $94,157,992      100.00%
                                                        ===    ===========      ======

-------------
 * The delinquency history was calculated by the Depositor based on the
   Paid-to-Dates provided by the Master Servicer.

     Delinquency History for the Past Twelve Months as of September 1, 1996
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                                             Percentage
                                                                             of Total
                                                                             Southern
                                                                             California
                                                                             by
                                                                Aggregate    Aggregate
                                                    Number of   Scheduled    Scheduled
                                                    Mortgage    Principal    Principal
                                                    Loans as    Balance as   Balance as
                                                    of          of           of
                                                    September   September    September
              Delinquency History*                  1, 1996     1, 1996      1, 1996
              --------------------                  ---------   ---------    ----------

 No 30 Day or Greater Delinquency in last 12            614   $318,981,891       84.71%
 months...........................................
 One Payment Delinquent (30-59 days) in last 12
 months
   1 time 30-day delinquent in last 12 months.....        8      4,479,686        1.19
   2 times 30-day delinquent in last 12 months....        1        284,518        0.08
   More than 2 times 30-day delinquent in last
   12 months.......................................       2        599,409        0.16
 Two Payments Delinquent (60-89 days) in last 12
   months
   1 time 60-day delinquent in last 12 months.....        4      2,370,008        0.63
   More than 2 times 60-day delinquent in last
   12 months.......................................       1        149,854        0.04
 Three or more Payments Delinquent (90 days+)
 in last 12 months
   1 time 90-day delinquent in last 12 months.....        5      1,624,338        0.43
   2 times 90-day delinquent in last 12 months....        1        178,066        0.05
   More than 2 times 90-day delinquent in last
   12 months......................................       61     47,893,122       12.72
   --                                                   ---   ------------      ------
          Total...................................      697   $376,560,894      100.00%
                                                        ===   ============      ======
----------

* The delinquency history was calculated by the Depositor based on the Paid-to-Dates provided by the Master Servicer.

                Margins of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
               Margins      1966           1996              1996
               -------      ------------   -------------     --------------
Fixed Rate Mortgage Loans.         21          $9,034,410           3.20%
No Stated Margin..........          1             174,312           0.06
0.01% to 0.99%............          0                   0           0.00
1.00% to 1.99%............          0                   0           0.00
2.00% to 2.99%............        417         252,603,356          89.45
3.00% to 3.99%............         67          19,783,933           7.01
4.00% or more.............         10             806,891           0.29
                                  ---        ------------         ------
         Total............        516        $282,402,902         100.00%
                                  ===        ============         ======
Weighted Average
Margin is ................                      2.69%

----------

*    Excludes Fixed Rate Mortgage Loans.

                Margins of Mortgage Loans in Southern California

                                   Commercial
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
               Margins      1966           1996              1996
               -------      ------------   -------------     -------------

Fixed Rate Mortgage Loans.          17        $3,881,593           4.12%
No Stated Margin..........           0                 0           0.00
0.01% to 0.99%............           2           621,616           0.66
1.00% to 1.99%............           2           416,898           0.44
2.00% to 2.99%............          88        63,676,694          67.63
3.00% to 3.99%............          52        20,138,320          21.39
4.00% or more.............          20         5,422,871           5.76
                                   ---       -----------         ------
         Total............         181       $94,157,992         100.00%
                                   ===       ===========         ======
Weighted Average
Margin is ................                      2.78%

----------

* Excludes Fixed Rate Mortgage Loans.



                Margins of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
               Margins      1966           1996              1996
               -------      ------------   -------------     --------------
Fixed Rate Mortgage Loans.          38       $12,916,003           3.43%
No Stated Margin..........           1           174,312           0.05
0.01% to 0.99%............           2           621,616           0.17
1.00% to 1.99%............           2           416,898           0.11
2.00% to 2.99%............         505       316,280,050          83.99
3.00% to 3.99%............         119        39,922,253          10.60
4.00% or more.............          30         6,229,762           1.65
                                   ---      ------------         ------
         Total............         697      $376,560,894         100.00%
                                   ===      ============         ======
Weighted Average
Margin is ................                     2.71%

----------

*    Excludes Fixed Rate Mortgage Loans.



             Maximum Rates of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------

                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
      Maximum Rates         1966           1996              1996
      -------------         ------------   -------------     --------------

Fixed Rate Mortgage Loans....        21         $9,034,410        3.20%
No Maximum Rate..............        10          5,590,944        1.98
Less than 11.99%.............         5          1,797,605        0.64
12.00% to 12.99%.............        19          9,966,166        3.53
13.00% to 13.99%.............        25         24,217,215        8.58
14.00% to 14.99%.............       361        207,319,570       73.41
15.00% to 15.99%.............        53         18,862,900        6.68
16.00% to 16.99%.............        12          2,517,960        0.89
17.00% to 17.99%.............         4          1,417,443        0.50
18.00% to 18.99%.............         4          1,427,362        0.51
19.00% to 19.99%.............         2            251,328        0.09
                                    ---       ------------      ------
         Total...............       516       $282,402,902      100.00%
                                    ===       ============      ======
Weighted Average Maximum
Interest Rate is.............                   14.35%

----------

*    Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.

             Maximum Rates of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
      Maximum Rates         1966           1996              1996
      -------------         ------------   -------------     -------------
Fixed Rate Mortgage Loans..       17        $3,881,593             4.12%
No Maximum Rate............       10         3,196,768             3.40
Less than 11.99%...........        0                 0             0.00
12.00% to 12.99%...........        6         2,842,360             3.02
13.00% to 13.99%...........        2         1,502,731             1.60
14.00% to 14.99%...........       52        46,197,049            49.06
15.00% to 15.99%...........       27        11,696,118            12.42
16.00% to 16.99%...........       32        14,163,918            15.04
17.00% to 17.99%...........       30         9,891,694            10.51
18.00% to 18.99%...........        5           785,761             0.83
19.00% to 19.99%...........        0                 0             0.00
                                 ---       -----------           ------
         Total.............      181       $94,157,992           100.00%
                                 ===       ===========           ======
Weighted Average Maximum
Interest Rate is...........                 15.31%

----------

*    Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.

             Maximum Rates of Mortgage Loans in Southern California

                                      Total
                                      -----


                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
      Maximum Rates         1966           1996              1996
      -------------         ------------   -------------     --------------

Fixed Rate Mortgage Loans...         38        $12,916,003            3.43%
No Maximum Rate.............         20          8,787,712            2.33
Less than 11.99%............          5          1,797,605            0.48
12.00% to 12.99%............         25         12,808,526            3.40
13.00% to 13.99%............         27         25,719,945            6.83
14.00% to 14.99%............        413        253,516,618           67.32
15.00% to 15.99%............         80         30,559,018            8.12
16.00% to 16.99%............         44         16,681,878            4.43
17.00% to 17.99%............         34         11,309,137            3.00
18.00% to 18.99%............          9          2,213,123            0.59
19.00% to 19.99%............          2            251,328            0.07
                                    ---       ------------          ------
         Total..............        697       $376,560,894          100.00%
                                    ===       ============          ======
Weighted Average Maximum
Interest Rate is............                     14.59%

----------

*    Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.



          Floor Interest Rates of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
Floor Interest Rates        1966           1996              1996
------------------          ------------   -------------     --------------
Fixed Rate Mortgage Loans...       21        $9,034,410          3.20%
No Minimum Rate.............       55        24,652,535          8.73
Less than 6.00%.............       45        26,773,215          9.48
 6.00% to  6.99%............       40        26,807,904          9.49
 7.00% to  7.99%............       73        42,968,567         15.22
 8.00% to  8.99%............      167        94,540,337         33.48
 9.00% to  9.99%............      115        57,625,934         20.41
10.00% to 10.99%............        0                 0          0.00
                                  ---      ------------        ------
         Total..............      516      $282,402,902        100.00%
                                  ===      ============        ======
Weighted Average Floor Interest
  Rate is*...................                   7.86%

----------

*    Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.

          Floor Interest Rates of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
Floor Interest Rates        1966           1996              1996
------------------          ------------   -------------     --------------
Fixed Rate Mortgage Loans.        17         $3,881,593           4.12%
No Minimum Rate...........        22          6,475,139           6.88
Less than 6.00%...........        45         35,189,987          37.37
 6.00% to  6.99%..........        36         20,292,684          21.55
 7.00% to  7.99%..........        48         20,041,386          21.28
 8.00% to  8.99%..........        12          6,938,759           7.37
 9.00% to  9.99%..........         0                  0           0.00
10.00% to 10.99%..........         1          1,338,443           1.42
                                 ---        -----------         ------
         Total............       181        $94,157,992         100.00%
                                 ===        ===========         ======
Weighted Average Floor Interest
  Rate is*....................                  6.32%

----------

*    Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.



          Floor Interest Rates of Mortgage Loans in Southern California

                                      Total
                                      -----
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
                            September 1,   September 1,      September 1,
Floor Interest Rates        1966           1996              1996
------------------          ------------   -------------     --------------
Fixed Rate Mortgage Loans....    38         $12,916,003         3.43%
No Minimum Rate..............    77          31,127,674         8.27
Less than 6.00%..............    90          61,963,202        16.46
 6.00% to  6.99%.............    76          47,100,588        12.51
 7.00% to  7.99%.............   121          63,009,953        16.73
 8.00% to  8.99%.............   179         101,479,096        26.95
 9.00% to  9.99%.............   115          57,625,934        15.30
10.00% to 10.99%.............     1           1,338,443         0.36
                                ---        ------------       ------
         Total...............   697        $376,560,894       100.00%
                                ===        ============       ======
Weighted Average Floor Interest
  Rate is*.....................               7.47%

----------

*    Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.

                          Periodic Rate Adjustment Caps
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
Periodic Rate               September 1,   September 1,      September 1,
Adjustment Caps             1966           1996              1996
---------------             ------------   -------------     --------------

Fixed Rate Mortgage Loans.         21          $9,034,410           3.20%
No Periodic Adjustment Cap        402         228,759,380          81.00
Less than 1.00%...........          9             914,771           0.32
1.00% to 1.99%............         82          43,366,421          15.36
2.00% to 2.99%............          2             327,920           0.12
4.00% or more.............          0                   0           0.00
                                  ---        ------------         ------
         Total............        516        $282,402,902         100.00%
                                  ===        ============         ======



                          Periodic Rate Adjustment Caps
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
Periodic Rate               September 1,   September 1,      September 1,
Adjustment Caps             1966           1996              1996
---------------             ------------   -------------     --------------
Fixed Rate Mortgage Loans.          17        $3,881,593             4.12%
No Periodic Adjustment Cap          88        63,427,379            67.36
Less than 1.00%...........           3         1,005,762             1.07
1.00% to 1.99%............          50        17,768,752            18.87
2.00% to 2.99%............           1            54,900             0.06
4.00% or more.............          22         8,019,605             8.52
                                   ---       -----------           ------
         Total............         181       $94,157,992           100.00%
                                   ===       ===========           ======

                          Periodic Rate Adjustment Caps
                    of Mortgage Loans in Southern California

                                      Total
                                      -----
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
Periodic Rate               September 1,   September 1,      September 1,
Adjustment Caps             1966           1996              1996
---------------             ------------   -------------     --------------
Fixed Rate Mortgage Loans.          38       $12,916,003             3.43%
No Periodic Adjustment Cap         490       292,186,759            77.59
Less than 1.00%...........          12         1,920,533             0.51
1.00% to 1.99%............         132        61,135,173            16.24
2.00% to 2.99%............           3           382,820             0.10
4.00% or more.............          22         8,019,605             2.13
                                   ---      ------------           ------
         Total............         697      $376,560,894           100.00%
                                   ===      ============           ======



                          Interest Adjustment Frequency
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Interest                September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     -------------
Fixed Rate Mortgage Loans         21          $9,034,410           3.20%
Monthly..................        391         223,170,880          79.03
Quarterly................          7             312,465           0.11
Semi-Annually............         71          30,356,616          10.75
Annually.................         26          19,528,530           6.92
Three Years..............          0                   0           0.00
Adjusts with Index.......          0                   0           0.00
                                 ---        ------------         ------
         Total...........        516        $282,402,902         100.00%
                                 ===        ============         ======

                          Interest Adjustment Frequency
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Interest                September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     --------------

Fixed Rate Mortgage Loans          17        $3,881,593             4.12%
Monthly..................          67        55,220,280            58.65
Quarterly................           1         1,449,108             1.54
Semi-Annually............          87        30,738,311            32.65
Annually.................           6         2,397,946             2.55
Three Years..............           1            53,857             0.06
Adjusts with Index.......           2           416,898             0.44
                                  ---       -----------           ------
         Total...........         181       $94,157,992           100.00%
                                  ===       ===========           ======



                          Interest Adjustment Frequency
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Interest                September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     --------------
Fixed Rate Mortgage Loans          38       $12,916,003             3.43%
Monthly..................         458       278,391,159            73.93
Quarterly................           8         1,761,573             0.47
Semi-Annually............         158        61,094,927            16.22
Annually.................          32        21,926,476             5.82
Three Years..............           1            53,857             0.01
Adjusts with Index.......           2           416,898             0.11
                                  ---      ------------           ------
         Total...........         697      $376,560,894           100.00%
                                  ===      ============           ======

                          Payment Adjustment Frequency
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Payment                 September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     --------------
Fixed Rate Mortgage Loans         21          $9,034,410           3.20%
Monthly..................          0                   0           0.00
Quarterly................          0                   0           0.00
Semi-Annually............         71          30,356,616          10.75
Annually.................        417         242,561,764          85.89
Three Years..............          0                   0           0.00
Five Years...............          7             450,112           0.16
Adjusts with Index.......          0                   0           0.00
                                 ---        ------------         ------
         Total...........        516        $282,402,902         100.00%
                                 ===        ============         ======



                          Payment Adjustment Frequency
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Payment                 September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     --------------
Fixed Rate Mortgage Loans          17        $3,881,593             4.12%
Monthly..................           1           479,958             0.51
Quarterly................           1         1,449,108             1.54
Semi-Annually............          86        30,455,885            32.35
Annually.................          73        57,420,693            60.98
Three Years..............           1            53,857             0.06
Five Years...............           0                 0             0.00
Adjusts with Index.......           2           416,898             0.44
                                  ---       -----------           ------
         Total...........         181       $94,157,992           100.00%
                                  ===       ===========           ======

                          Payment Adjustment Frequency
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                             Percentage of
                                                             Southern
                                                             California
                                                             Multifamily by
                                           Aggregate         Aggregate
                            Number of      Scheduled         Scheduled
                            Mortgage       Principal         Principal
                            Loans as of    Balance as of     Balance as of
    Payment                 September 1,   September 1,      September 1,
Adjustment Frequency        1966           1996              1996
--------------------        ------------   -------------     --------------
Fixed Rate Mortgage Loans          38       $12,916,003             3.43%
Monthly..................           1           479,958             0.13
Quarterly................           1         1,449,108             0.38
Semi-Annually............         157        60,812,501            16.15
Annually.................         490       299,982,457            79.66
Three Years..............           1            53,857             0.01
Five Years...............           7           450,112             0.12
Adjusts with Index.......           2           416,898             0.11
                                  ---      ------------           ------
         Total...........         697      $376,560,894           100.00%
                                  ===      ============           ======



                                     Indexes
                    of Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
                 Indexes             1, 1996       1996            1, 1996
                 -------             -----------   -------------   ------------
Fixed Rate Mortgage Loans...........       21          $9,034,410         3.20%
COFI-11th District Weighted Average.      195         100,397,628        35.55
COFI-Weighted Average CA Members            9             914,771         0.32
    of SF FHLB......................
FHLMC-30 Year Mortgage Commitment...        1             174,312         0.06
LIBOR-1 Month.......................      229         141,135,123        49.98
LIBOR-1 Year........................       15          11,006,945         3.90
LIBOR-6 Month.......................       37          19,119,535         6.77
PRIME-Citibank......................        0                   0         0.00
Treasury-1 Year Weekly Average......        1             149,854         0.05
Treasury-26 Week, Weekly Average....        1             157,859         0.06
Treasury-3 Year Weekly Average              0                   0         0.00
Treasury-6 Month Monthly Average....        0                   0         0.00
Treasury-91-Day T-Bill..............        7             312,465         0.11
                                          ---        ------------       ------
         Total......................      516        $282,402,902       100.00%
                                          ===        ============       ======

                                     Indexes
                    of Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
                 Indexes             1, 1996       1996            1, 1996
                 -------             -----------   ----            ------------
Fixed Rate Mortgage Loans............        17      $3,881,593         4.12%
COFI-11th District Weighted Average..       142      83,322,975        88.49
COFI-Weighted Average CA Members             10       4,006,470         4.26
    of SF FHLB.......................
FHLMC-30 Year Mortgage Commitment....         0               0         0.00
LIBOR-1 Month........................         0               0         0.00
LIBOR-1 Year.........................         3       1,831,524         1.95
LIBOR-6 Month........................         0               0         0.00
PRIME-Citibank.......................         2         416,898         0.44
Treasury-1 Year Weekly Average.......         1          43,731         0.05
Treasury-26 Week, Weekly Average.....         3         251,219         0.27
Treasury-3 Year Weekly Average                1          53,857         0.06
Treasury-6 Month Monthly Average.....         2         349,725         0.37
Treasury-91-Day T-Bill...............         0               0         0.00
                                            ---     -----------       ------
         Total.......................       181     $94,157,992       100.00%
                                            ===     ===========       ======

                                     Indexes
                    of Mortgage Loans in Southern California

                                      Total
                                      -----

                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
                 Indexes             1, 1996       1996            1, 1996
                 -------             -----------   -------------   ------------
Fixed Rate Mortgage Loans............         38     $12,916,003        3.43%
COFI-11th District Weighted Average..        337     183,720,603       48.79
COFI-Weighted Average CA Members              19       4,921,240        1.31
    of SF FHLB.......................
FHLMC-30 Year Mortgage Commitment....          1         174,312        0.05
LIBOR-1 Month........................        229     141,135,123       37.48
LIBOR-1 Year.........................         18      12,838,469        3.41
LIBOR-6 Month........................         37      19,119,535        5.08
PRIME-Citibank.......................          2         416,898        0.11
Treasury-1 Year Weekly Average.......          2         193,585        0.05
Treasury-26 Week, Weekly Average.....          4         409,079        0.11
Treasury-3 Year Weekly Average                 1          53,857        0.01
Treasury-6 Month Monthly Average.....          2         349,725        0.09
Treasury-91-Day T-Bill...............          7         312,465        0.08
         --                                  ---    ------------      ------
         Total.......................        697    $376,560,894      100.00%
                                             ===    ============      ======

                        Loans with Potential for Negative
                       Amortization in Southern California

                                   Multifamily
                                   -----------

                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
  Negative Amortization              1, 1996       1996            1, 1996
  ----------------------             -----------   -------------   ------------
No Negative Amortization                  114        $52,563,950        18.61%
Negative Amortization...                  402        229,838,952        81.39
                                          ---       ------------       ------
         Total..........                  516       $282,402,902       100.00%
                                          ===       ============       ======



                        Loans with Potential for Negative
                       Amortization in Southern California

                                   Commercial
                                   ----------
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
  Negative Amortization              1, 1996       1996            1, 1996
  ----------------------             -----------   -------------   ------------
No Negative Amortization                  112      $37,242,535        39.55%
Negative Amortization...                   69       56,915,457        60.45
                                          ---      -----------       ------
         Total..........                  181      $94,157,992       100.00%
                                          ===      ===========       ======



                        Loans with Potential for Negative
                       Amortization in Southern California

                                      Total
                                      -----

                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
                                     September     September 1,    of September
  Negative Amortization              1, 1996       1996            1, 1996
  ----------------------             -----------   -------------   ------------
No Negative Amortization                 226         $89,806,486        23.85%
Negative Amortization...                 471         286,754,408        76.15
                                         ---        ------------       ------
         Total..........                 697        $376,560,894       100.00%
                                         ===        ============       ======

                 Loans-to-Facilitate and Modified Mortgage Loans
                             in Southern California

                                   Multifamily
                                   -----------
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
  Loans to Facilitate and            September     September 1,    of September
  Modified Mortgage Loans            1, 1996       1996            1, 1996
  -----------------------            -----------   -------------   ------------
Loans-to-Facilitate
(Seller-Originated
  Loans)(1).......................           4        $5,028,967        1.78%
Loans-to-Facilitate (Non-RTC)(2)..          16        14,125,021        5.00
Modified Mortgage Loans(3)........          25        16,732,558        5.93
Not Applicable....................         471       246,516,356       87.29
                                           ---      ------------     -------
         Total....................         516      $282,402,902     100.00%
                                           ===      ============     ======

----------

(1)  Loans originated by an RTC institution to facilitate the sale of REO.

(2)  Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, reasonable likelihood of default, workout or other credit related reasons.



                 Loans-to-Facilitate and Modified Mortgage Loans
                             in Southern California

                                   Commercial
                                   ----------
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
  Loans to Facilitate and            September     September 1,    of September
  Modified Mortgage Loans            1, 1996       1996            1, 1996
  -----------------------            -----------   -------------   ------------
Loans-to-Facilitate
  Seller-Originated Loans)(1).....           4        $1,853,334         1.97%
Loans-to-Facilitate (Non-RTC)(2)..           1         1,415,941         1.50
Modified Mortgage Loans(3)........          14         3,741,648         3.97
Not Applicable....................         162        87,147,070        92.55
                                           ---       -----------       ------
         Total....................         181       $94,157,992       100.00%
                                           ===       ===========       ======

----------

(1)  Loans originated by an RTC institution to facilitate the sale of REO.

(2)  Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, reasonable likelihood of default, workout or other credit related reasons.

                 Loans-to-Facilitate and Modified Mortgage Loans
                             in Southern California

                                      Total
                                      -----
                                                                   Percentage
                                                                   of Southern
                                                                   California
                                                                   Multifamily
                                                   Aggregate       by Aggregate
                                     Number of     Scheduled       Scheduled
                                     Mortgage      Principal       Principal
                                     Loans as of   Balance as of   Balance as
  Loans to Facilitate and            September     September 1,    of September
  Modified Mortgage Loans            1, 1996       1996            1, 1996
  -----------------------            -----------   -------------   ------------
Loans-to-Facilitate
  (Seller-Originated Loans)(1)...            8        $6,882,301       1.83%
Loans-to-Facilitate (Non-RTC)(2).           17        15,540,962       4.13
Modified Mortgage Loans(3).......           39        20,474,206       5.44
Not Applicable...................          633       333,663,426      88.61
                                           ---      ------------     ------
         Total...................          697      $376,560,894     100.00%
                                           ===      ============     ======
----------

(1)  Loans originated by an RTC institution to facilitate the sale of REO.

(2)  Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believed had substantially modified terms as of the Underlying Cut-Off Date due to default, reasonable likelihood of default, workout or other credit related reasons.

                                                                     Exhibit G


       Available Debt Service Coverage Ratios(1)

                                                Aggregate        Percentage of
                                                Scheduled        Mortgage Loan
                             Number of      Principal Balance       Group by
      Debt Service        Mortgage Loans       Outstanding         Aggregate
        Coverage               As of              As of            Scheduled
     Ratios(1)(2)(3)     September 1, 1996  September 1, 1996  Principal Balance
     ---------------     -----------------  -----------------  -----------------
Group 1 Mortgage Loans
0.00x to 0.50x.........            4           $2,439,842               1.33%
0.51x to 0.75x.........           11            9,725,971               5.29
0.76x to 1.00x.........           35           27,491,305              14.96
1.01x to 1.25x.........           26           18,250,731               9.93
1.26x to 1.50x.........           25           12,478,209               6.79
1.51x to 2.00x.........           26            7,522,040               4.09
2.01x to 3.00x.........            9            5,376,862               2.93
3.01x or more..........            2              336,934               0.18
Not Available..........          184          100,144,939              54.50
                                 ---          -----------              -----
          Total........          322         $183,766,834             100.00%
                                 ===         ============             ======



                                               Aggregate        Percentage of
                                                Scheduled        Mortgage Loan
                             Number of      Principal Balance       Group by
      Debt Service        Mortgage Loans       Outstanding         Aggregate
        Coverage               As of              As of            Scheduled
     Ratios(1)(2)(3)     September 1, 1996  September 1, 1996  Principal Balance
     ---------------     -----------------  -----------------  -----------------
    Group 2 Mortgage Loans
    0.00x to 0.50x.........            3            $1,184,018         0.53%
    0.51x to 0.75x.........           11            10,602,103         4.70
    0.76x to 1.00x.........           26            15,263,999         6.77
    1.01x to 1.25x.........           37            27,417,162        12.16
    1.26x to 1.50x.........           20            25,658,244        11.38
    1.51x to 2.00x.........           21            15,468,535         6.86
    2.01x to 3.00x.........            9             7,944,045         3.52
    3.01x or more..........            4             2,058,259         0.91
    Not Available..........          279           119,926,477        53.18
                                     ---           -----------        -----
              Total........          410          $225,522,842       100.00%
                                     ===          ============       ======
----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                                                  Aggregate        Percentage of
                                                  Scheduled        Mortgage Loan
                               Number of      Principal Balance       Group by
        Debt Service        Mortgage Loans       Outstanding         Aggregate
          Coverage               As of              As of            Scheduled
     Ratios(1)(2)(3)     September 1, 1996  September 1, 1996  Principal Balance
     ---------------     -----------------  -----------------  -----------------
  Group 3 Mortgage Loans
  0.00x to 0.50x.........            2              $568,665              0.28%
  0.51x to 0.75x.........            8             3,813,824              1.86
  0.76x to 1.00x.........           11             6,631,172              3.23
  1.01x to 1.25x.........           15            16,063,170              7.81
  1.26x to 1.50x.........           15            14,479,892              7.04
  1.51x to 2.00x.........           22            26,119,450             12.70
  2.01x to 3.00x.........           15             6,997,812              3.40
  3.01x or more..........           25             8,149,375              3.96
  Not Available..........          366           122,766,649             59.71
                                   ---           -----------             -----
            Total........          479          $205,590,009            100.00%
                                   ===          ============            ======



                                               Aggregate        Percentage of
                                                Scheduled        Mortgage Loan
                             Number of      Principal Balance       Group by
      Debt Service        Mortgage Loans       Outstanding         Aggregate
        Coverage               As of              As of            Scheduled
     Ratios(1)(2)(3)     September 1, 1996  September 1, 1996  Principal Balance
     ---------------     -----------------  -----------------  -----------------
  Group 4 Mortgage Loans
  0.00x to 0.50x.........         13             $22,582,150             8.55%
  0.51x to 0.75x.........          7               7,989,683             3.02
  0.76x to 1.00x.........         11              17,597,431             6.66
  1.01x to 1.25x.........         12               8,959,984             3.39
  1.26x to 1.50x.........         14              19,560,031             7.40
  1.51x to 2.00x.........         22              25,767,465             9.75
  2.01x to 3.00x.........         12              16,333,277             6.18
  3.01x or more..........         12               7,692,555             2.91
  Not Available..........         372            137,784,044            52.14
                                  ---            -----------            -----
            Total........         475           $264,266,621           100.00%
                                  ===           ============           ======
----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                    Available Debt Service Coverage Ratio(1)
                              for the Mortgage Pool

                                          Aggregate
                                          Scheduled        Percentage of
                       Number of      Principal Balance    Mortgage Pool
    Debt Service    Mortgage Loans       Outstanding        by Aggregate
      Coverage           As of              As of            Scheduled
   Ratios(1)(2)(3) September 1, 1996  September 1, 1996  Principal Balance
   --------------- -----------------  -----------------  -----------------
   0.00x to 0.50x           22           $26,774,674             3.05%
   0.51x to 0.75x           37            32,131,582             3.65
   0.76x to 1.00x           83            66,983,906             7.62
   1.01x to 1.25x           90            70,691,047             8.04
   1.26x to 1.50x           74            72,176,376             8.21
   1.51x to 2.00x           91            74,877,490             8.52
   2.01x to 3.00x           45            36,651,996             4.17
   3.01x or more.           43            18,237,124             2.07
   Not Available.        1,201           480,622,109            54.67
   --------------        -----           -----------            -----
     Total.......        1,686          $879,146,305           100.00%
                         =====          ============           ======

----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                    Available Debt Service Coverage Ratio(1) for Mortgage Loans in Southern California

                                   Multifamily
                                   -----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily by
                                          Aggregate        Aggregate
                          Number of       Scheduled        Scheduled
                          Mortgage        Principal        Principal
                          Loans as of     Balance as of    Balance as of
Debt Service Coverage     September 1,    September 1,     September 1,
   Ratios (1)(2)(3)       1996            1996             1996
   ----------------       ------------    -------------    --------------

0.00x to 0.50x....            6              3,072,649          1.09
0.51x to 0.75x....           18             15,318,949          5.42
0.76x to 1.00x....           50             28,202,146          9.99
1.01x to 1.25x....           54             41,643,011         14.75
1.26x to 1.50x....           42             33,088,549         11.72
1.51x to 2.00x....           34             10,610,568          3.76
2.01x to 3.00x....           14              3,470,705          1.23
3.01x or more.....           11              2,164,494          0.77
Not Available.....          287            144,831,832         51.29
                            ---            -----------         -----
         Total....          516           $282,402,902        100.00%
                            ===           ============        ======
----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                    Available Debt Service Coverage Ratio(1) for Mortgage Loans in Southern California

                                   Commercial
                                   ----------
                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily by
                                          Aggregate        Aggregate
                          Number of       Scheduled        Scheduled
                          Mortgage        Principal        Principal
                          Loans as of     Balance as of    Balance as of
Debt Service Coverage     September 1,    September 1,     September 1,
   Ratios (1)(2)(3)       1996            1996             1996
   ----------------       ------------    -------------    --------------
0.00x to 0.50x....            1               279,749         0.30
0.51x to 0.75x....            6             2,587,267         2.75
0.76x to 1.00x....            5             3,116,013         3.31
1.01x to 1.25x....           11             5,693,020         6.05
1.26x to 1.50x....           11             5,246,546         5.57
1.51x to 2.00x....           12            15,802,844        16.78
2.01x to 3.00x....           11             5,401,985         5.74
3.01x or more.....           11             4,046,770         4.30
Not Available.....          113            51,983,797        55.21
                            ---            ----------        -----
         Total....          181           $94,157,992       100.00%
                            ===           ===========       ======

----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                    Available Debt Service Coverage Ratio(1) for Mortgage Loans in Southern California

                                      Total
                                      -----

                                                           Percentage of
                                                           Southern
                                                           California
                                                           Multifamily by
                                          Aggregate        Aggregate
                          Number of       Scheduled        Scheduled
                          Mortgage        Principal        Principal
                          Loans as of     Balance as of    Balance as of
Debt Service Coverage     September 1,    September 1,     September 1,
   Ratios (1)(2)(3)       1996            1996             1996
   ----------------       ------------    -------------    --------------

0.00x to 0.50x....          7               3,352,399        0.89%
0.51x to 0.75x....         24              17,906,216        4.76
0.76x to 1.00x....         55              31,318,159        8.32
1.01x to 1.25x....         65              47,336,030       12.57
1.26x to 1.50x....         53              38,335,095       10.18
1.51x to 2.00x....         46              26,413,413        7.01
2.01x to 3.00x....         25               8,872,690        2.36
3.01x or more.....         22               6,211,264        1.65
Not Available.....        400             196,815,629       52.27
                          ---             -----------       -----
         Total....        697            $376,560,894      100.00%
                          ===            ============      ======
----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of September 1, 1996.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                                                                     Exhibit H


          CHARACTERISTICS OF THE 50 LARGEST MULTIFAMILY MORTGAGE LOANS
                         IN MORTGAGE LOAN GROUPS 1 AND 2


                            Property
      City          State   Type           Index
      ----          -----   --------       -----

Mortgage Loan
Group 1

WALNUT CREEK        CA      Multi-Family   COFI-11th Dist
FONTANA             CA      Multi-Family   COFI-11th Dist
CAMPBELL            CA      Multi-Family   COFI-11th Dist
SAN FRANCISCO       CA      Multi-Family   COFI-11th Dist
MIAMI               FL      Multi-Family   COFI-11th Dist
LOS ANGELES         CA      Multi-Family   LIBOR-1 Year
TUSTIN              CA      Multi-Family   LIBOR-1 Month
COVINA              CA      Multi-Family   LIBOR-1 Month
FONTANA             CA      Multi-Family   COFI-11th Dist
LOS ANGELES         CA      Multi-Family   COFI-11th Dist
LOS ANGELES         CA      Multi-Family   COFI-11th Dist
TORRANCE            CA      Multi-Family   COFI-11th Dist
VAN NUYS            CA      Multi-Family   LIBOR-6 Month
GARDEN GROVE        CA      Multi-Family   LIBOR-1 Month
SANTA ANNA          CA      Multi-Family   LIBOR-1 Year
LOS ANGELES         CA      Multi-Family   LIBOR-1 Month
ARCADIA             CA      Multi-Family   LIBOR-1 Month
NEWPORT BEACH       CA      Multi-Family   COFI-11th Dist
WAYNE               NJ      Multi-Family   Prime-Citibank
LOS ANGELES         CA      Multi-Family   COFI-11th Dist

Mortgage Loan Group 1             20 Loans

----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            Current               Original
                            Mortgage   Original   Amort
                            Interest   Term       Term          Maturity
      City          State   Rate       (Months)   (10(Months)   Date(11)
      ----          -----   ----       --------   -----------   --------

Mortgage Loan
Group 1

WALNUT CREEK        CA      7.124%     120        360           1998-03-01
FONTANA             CA      7.025      61           0(9)        1997-07-31
CAMPBELL            CA      7.124      360        360           2018-12-01
SAN FRANCISCO       CA      7.125      360        360           2017-11-01
MIAMI               FL      7.275      115        360           1999-11-01
LOS ANGELES         CA      8.375      180        360           2024-06-01
TUSTIN              CA      8.250      180        360           2007-04-01
COVINA              CA      8.188      163        343           2022-04-01
FONTANA             CA      7.500      180        360           2002-04-01
LOS ANGELES         CA      7.125      360        360           2019-01-01
LOS ANGELES         CA      7.073      120        360           2002-11-30
TORRANCE            CA      7.125      360        360           2017-10-01
VAN NUYS            CA      8.125      360        360           2021-09-01
GARDEN GROVE        CA      8.188      180        360           2007-04-01
SANTA ANNA          CA      8.000      84         360           2000-03-01
LOS ANGELES         CA      8.188      180        360           2022-03-01
ARCADIA             CA      8.188      180        360           2022-04-01
NEWPORT BEACH       CA      7.125      360        360           2018-09-01
WAYNE               NJ      9.250      31         178           1995-11-01
LOS ANGELES         CA      7.750      360        360           2019-04-01

----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                         September
                                         1, 1996
                                         Scheduled
                            Original     Principal    Original
      City          State   Balance(1)   Balance      LTV(2)
      ----          -----   ----------   ---------    ------

Mortgage Loan
Group 1

WALNUT CREEK        CA      $7,000,000   $6,355,089   71.25%
FONTANA             CA       5,715,000    4,946,307   75.80
CAMPBELL            CA       5,375,000    4,843,554   76.80
SAN FRANCISCO       CA       5,000,000    4,470,135   67.60
MIAMI               FL       4,004,000    3,938,694   56.39
LOS ANGELES         CA       6,450,000    3,327,238   75.00
TUSTIN              CA       3,338,000    3,199,009   53.00
COVINA              CA       3,200,000    3,054,239   80.00
FONTANA             CA       3,300,000    2,951,906   78.95
LOS ANGELES         CA       3,000,000    2,883,497   66.30
LOS ANGELES         CA       3,000,000    2,879,502   70.50
TORRANCE            CA       2,400,000    2,189,490   75.00
VAN NUYS            CA       2,025,000    1,915,138   75.00
GARDEN GROVE        CA       1,905,000    1,827,431   73.30
SANTA ANNA          CA       3,200,000    1,794,776   75.29
LOS ANGELES         CA       1,850,000    1,771,350   62.00
ARCADIA             CA       1,800,000    1,723,402   66.67
NEWPORT BEACH       CA       1,740,000    1,627,970   71.31
WAYNE               NJ       2,577,547    1,576,310   68.14
LOS ANGELES         CA       1,700,000    1,575,123   69.00

Mortgage Loan Group 1
          Totals:                     $58,850,159

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                              Maximum               Periodic
                                              Mortgage   Floor      Rate
                            Current           Interest   Interest   Adjustment
      City          State   LTV(3)   Margin   Rate       Rate       Cap
      ----          -----   ------   ------   --------   --------   ---

Mortgage Loan
Group 1

WALNUT CREEK        CA      64.69%   2.25%    13.900%    5.724%
FONTANA             CA      65.60    2.50
CAMPBELL            CA      69.21    2.25     13.900     6.294
SAN FRANCISCO       CA      60.44    2.35     14.500     4.750
MIAMI               FL      55.47    2.50                0.000
LOS ANGELES         CA      38.69    2.50     14.000     7.000      1.000%
TUSTIN              CA      50.79    2.75     14.250     8.250
COVINA              CA      76.36    2.75     14.250     7.000
FONTANA             CA      70.62    2.38     15.000     5.000      1.000
LOS ANGELES         CA      63.73    2.25     13.650     6.875
LOS ANGELES         CA      67.67    2.25     12.000     7.000
TORRANCE            CA      68.42    2.35     14.000     5.250
VAN NUYS            CA      70.93    2.73     14.375     0.000      1.000
GARDEN GROVE        CA      70.32    2.75     14.250     8.050
SANTA ANNA          CA      42.23    2.75     12.000     7.000      1.000
LOS ANGELES         CA      59.36    2.75     14.250     7.800
ARCADIA             CA      63.83    2.75     14.250     8.100
NEWPORT BEACH       CA      66.72    2.26     13.650     6.100
WAYNE               NJ      41.67    1.00                0.000
LOS ANGELES         CA      63.93    2.69     13.900     7.725      1.000

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                                                                  Monthly
                          Rate            Payment         Negam     Debt          Payments
                          Reset           Adj.            Percent   Service       Past
      City                Frequency       Frequency       Cap       Coverage(4)   Due(12)
      ----                ---------       ---------       ---       -----------   --------

Mortgage Loan
Group 1

WALNUT CREEK        CA    Monthly         Annually                  0.98          Current
FONTANA             CA    Annually        Annually                  0.59          90+ days
CAMPBELL            CA    Monthly         Annually                  (5)           Current
SAN FRANCISCO       CA    Monthly         Annually                  (5)           Current
MIAMI               FL    Every 5 years   Every 5 years          5.00%    2.27          Current
LOS ANGELES         CA    Annually        Annually        (6)       (5)           Current
TUSTIN              CA    Monthly         Annually        10.00     (5)           Current
COVINA              CA    Monthly         Annually        10.00     1.05          Current
FONTANA             CA    Semi-annually   Semi-annually   (6)       (5)           90+ days
LOS ANGELES         CA    Monthly         Annually                  (5)           Current
LOS ANGELES         CA    Monthly         Annually                  0.75          Current
TORRANCE            CA    Monthly         Annually                  (5)           Current
VAN NUYS            CA    Semi-annually   Semi-annually   (6)       (5)           Current
GARDEN GROVE        CA    Monthly         Annually        10.00     1.35          Current
SANTA ANNA          CA    Annually        Annually        (6)       (5)           Current
LOS ANGELES         CA    Monthly         Annually        10.00     (5)           Current
ARCADIA             CA    Monthly         Annually        10.00     (5)           Current
NEWPORT BEACH       CA    Monthly         Annually                  0.92          Current
WAYNE               NJ    Adjust with     Annually                  (5)           90+ days
                           Index
LOS ANGELES         CA    Semi-annually   Semi-annually   (6)       1.16          Current

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            Property
      City          State   Type           Index
      ----          -----   --------       -----

Mortgage Loan
Group 2

VACAVILLE           CA      Multi-Family   Fixed Rate
LAKESIDE            CA      Multi-Family   LIBOR - 1 Month
BAYTOWN             TX      Multi-Family   Fixed Rate
MESA                AZ      Multi-Family   LIBOR - 1 Month
PASADENA            TX      Multi-Family   Fixed Rate
DALLAS              TX      Multi-Family   Fixed Rate
GRAPEVINE           TX      Multi-Family   Fixed Rate
DUNCANVILLE         TX      Multi-Family   Fixed Rate
HOUSTON             TX      Multi-Family   Fixed Rate
HOLLYWOOD           CA      Multi-Family   Fixed Rate
DOWNEY              CA      Multi-Family   LIBOR - 1 Month
DOWNEY              CA      Multi-Family   LIBOR - 1 Month
ABILENE             TX      Multi-Family   Fixed Rate
ANAHEIM             CA      Multi-Family   Fixed Rate
EAST WINDSOR        NJ      Multi-Family   Fixed Rate
BATON ROUGE         LA      Multi-Family   Fixed Rate
AUSTIN              TX      Multi-Family   Fixed Rate
SAN DIEGO           CA      Multi-Family   LIBOR - 1 Month
HOUSTON             TX      Multi-Family   Fixed Rate
NORTH ROYALTON      OH      Multi-Family   Fixed Rate
OCEANSIDE           CA      Multi-Family   Fixed Rate
ALHAMBRA            CA      Multi-Family   LIBOR - 1 Month
LOS ANGELES         CA      Multi-Family   LIBOR - 1 Month
NACOGDOCHES         TX      Multi-Family   Fixed Rate
ARLINGTON           TX      Multi-Family   Fixed Rate
FT. Worth           TX      Multi-Family   Fixed Rate
GRETNA              LA      Multi-Family   Fixed Rate
BELLFLOWER          CA      Multi-Family   LIBOR - 1 Month
SPRING              TX      Multi-Family   Fixed Rate
DOWNEY              CA      Multi-Family   LIBOR - 1 Month

Mortgage Loan Group 2             30 loans

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            Current                   Original
                            Mortgage   Original       Amort
                            Interest   Term           Term
      City          State   Rate       (Months)(10)   (Months)
      ----          -----   --------   ------------   -------

Mortgage Loan
Group 2

VACAVILLE           CA      8.000%      63              0(9)
LAKESIDE            CA      9.000      180            360
BAYTOWN             TX      9.000      180            360
MESA                AZ      9.000       60            360
PASADENA            TX      7.500       84            360
DALLAS              TX      6.825       83            360
GRAPEVINE           TX      8.500       60            360
DUNCANVILLE         TX      8.375      181            360
HOUSTON             TX      8.750       84            360
HOLLYWOOD           CA      8.500       84              0(9)
DOWNEY              CA      9.000      180            360
DOWNEY              CA      9.250      360            360
ABILENE             TX      9.750       84            360
ANAHEIM             CA      7.250       84            360
EAST WINDSOR        NJ      8.500       60            360
BATON ROUGE         LA      8.375       84            361
AUSTIN              TX      9.675       84            360
SAN DIEGO           CA      9.000      180            360
HOUSTON             TX      9.500       84            360
NORTH ROYALTON      OH      9.250      348            312(7)
OCEANSIDE           CA      7.375       60            360
ALHAMBRA            CA      9.000      360            360
LOS ANGELES         CA      9.000      180            360
NACOGDOCHES         TX      8.250       84            360
ARLINGTON           TX      9.625       84            360
FT. Worth           TX      9.750       83            300
GRETNA              LA      8.250      180            360
BELLFLOWER          CA      9.000      360            360
SPRING              TX      9.000      180            360
DOWNEY              CA      9.000      360            360

----------

(1) Original balance is the Mortg age Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            Maturity     Original
      City          State   Date(11)     Balance(1)
      ----          -----   --------     ----------

Mortgage Loan
Group 2

VACAVILLE           CA      1999-08-15   $8,940,000
LAKESIDE            CA      2007-04-01    6,400,000
BAYTOWN             TX      2008-06-01    3,990,000
MESA                AZ      1996-12-31    3,975,000
PASADENA            TX      2000-06-01    3,697,500
DALLAS              TX      2000-12-01    3,300,000
GRAPEVINE           TX      1998-04-01    3,257,000
DUNCANVILLE         TX      2008-11-30    3,230,000
HOUSTON             TX      2000-01-01    2,990,000
HOLLYWOOD           CA      1999-03-17    2,850,000
DOWNEY              CA      2022-01-01    2,850,000
DOWNEY              CA      2021-12-01    2,640,000
ABILENE             TX      1999-09-01    2,589,100
ANAHEIM             CA      2000-11-15    2,410,000
EAST WINDSOR        NJ      1997-10-01    2,295,000
BATON ROUGE         LA      1999-11-16    2,446,500
AUSTIN              TX      1999-12-31    2,210,000
SAN DIEGO           CA      2022-02-01    2,170,000
HOUSTON             TX      1999-11-01    2,091,000
NORTH ROYALTON      OH      2007-04-28    2,400,000
OCEANSIDE           CA      1998-12-01    1,912,500
ALHAMBRA            CA      2020-06-01    1,950,000
LOS ANGELES         CA      2022-02-01    1,909,000
NACOGDOCHES         TX      1999-12-31    1,890,000
ARLINGTON           TX      2000-01-01    1,785,000
FT. Worth           TX      1998-10-01    1,800,000
GRETNA              LA      2007-12-09    1,676,750
BELLFLOWER          CA      2021-09-01    1,675,000
SPRING              TX      2008-05-01    1,633,750
DOWNEY              CA      2021-04-01    1,630,000

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            September 1,
                            1996
                            Scheduled
                            Principal      Original   Current
      City          State   Balance        LTV(2)     LTV(3)
      ----          -----   ------------   --------   -------

Mortgage Loan
Group 2

VACAVILLE           CA      $8,317,950      80.00%     74.43%
LAKESIDE            CA       6,167,762      58.50      56.38
BAYTOWN             TX       3,891,689     105.00     102.41
MESA                AZ       3,852,786      82.81      80.26
PASADENA            TX       3,569,813     130.00     125.51
DALLAS              TX       3,202,024      75.00(8)   72.77
GRAPEVINE           TX       3,163,512     101.79      98.87
DUNCANVILLE         TX       3,153,262      96.41      94.12
HOUSTON             TX       2,910,427      97.71      95.11
HOLLYWOOD           CA       2,850,000      80.00      80.00
DOWNEY              CA       2,742,154      66.28      63.77
DOWNEY              CA       2,542,502      57.10      54.99
ABILENE             TX       2,518,534     106.99     104.07
ANAHEIM             CA       2,340,239      81.69      79.33
EAST WINDSOR        NJ       2,217,785      85.00      82.14
BATON ROUGE         LA       2,157,688      89.00      78.49
AUSTIN              TX       2,154,935      80.40      78.40
SAN DIEGO           CA       2,089,673      70.00      67.41
HOUSTON             TX       2,018,542      58.08      56.07
NORTH ROYALTON      OH       1,882,141      60.00      47.05
OCEANSIDE           CA       1,859,440      56.25      54.69
ALHAMBRA            CA       1,857,430      58.00      55.25
LOS ANGELES         CA       1,838,334      67.50      65.00
NACOGDOCHES         TX       1,828,323      81.50      78.84
ARLINGTON           TX       1,740,094      81.50      79.45
FT. Worth           TX       1,696,002      89.10      83.95
GRETNA              LA       1,622,129     103.00      99.64
BELLFLOWER          CA       1,613,214      66.34      63.89
SPRING              TX       1,592,301      99.02      96.51
DOWNEY              CA       1,563,476      67.92      65.15

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                      Maximum               Periodic
                                      Mortgage   Floor      Rate
                                      Interest   Interest   Adjustment
      City          State   Margin    Rate       Rate       Cap
      ----          -----   ------    --------   --------   ----------

Mortgage Loan
Group 2

VACAVILLE           CA
LAKESIDE            CA      2.75%     14.250%    8.700%
BAYTOWN             TX
MESA                AZ      2.75                 9.000
PASADENA            TX
DALLAS              TX
GRAPEVINE           TX
DUNCANVILLE         TX
HOUSTON             TX
HOLLYWOOD           CA
DOWNEY              CA      2.75      14.250     8.750
DOWNEY              CA      2.60      14.250     8.750
ABILENE             TX
ANAHEIM             CA
EAST WINDSOR        NJ
BATON ROUGE         LA
AUSTIN              TX
SAN DIEGO           CA      2.75      14.250     8.750
HOUSTON             TX
NORTH ROYALTON      OH
OCEANSIDE           CA
ALHAMBRA            CA      2.63      14.375     9.000
LOS ANGELES         CA      2.75      14.250     8.750
NACOGDOCHES         TX
ARLINGTON           TX
FT. Worth           TX
GRETNA              LA
BELLFLOWER          CA      2.75      14.500     9.000
SPRING              TX
DOWNEY              CA      2.75      14.500     9.000

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                                                                Monthly
                               Rate        Payment      Negam     Debt          Payments
                               Reset       Adj.         Percent   Service       Past
       City            State   Frequency   Frequency    Cap       Coverage(4)   Due(12)
       ----            -----   ---------   ---------    -------   -----------   -------
Mortgage Loan
Group 2
VACAVILLE              CA    Fixed Rate    Fixed Rate             1.43          Current
LAKESIDE               CA    Monthly       Annually     10.00%    1.39          Current
BAYTOWN                TX    Fixed Rate    Fixed Rate             (5)           REO
MESA                   AZ    Monthly       Annually               0.72          Current
PASADENA               TX    Fixed Rate    Fixed Rate             1.17          Current
DALLAS                 TX    Fixed Rate    Fixed Rate             (5)           Current
GRAPEVINE              TX    Fixed Rate    Fixed Rate             (5)           Current
DUNCANVILLE            TX    Fixed Rate    Fixed Rate             (5)           Current
HOUSTON                TX    Fixed Rate    Fixed Rate             (5)           Current
HOLLYWOOD              CA    Fixed Rate    Fixed Rate             0.51          90+ days
DOWNEY                 CA    Monthly       Annually     10.00     1.08          Current
DOWNEY                 CA    Monthly       Annually     10.00     1.38          Current
ABILENE                TX    Fixed Rate    Fixed Rate             2.31          Current
ANAHEIM                CA    Fixed Rate    Fixed Rate             (5)           Current
EAST WINDSOR           NJ    Fixed Rate    Fixed Rate             (5)           Current
BATON ROUGE            LA    Fixed Rate    Fixed Rate             1.97          Current
AUSTIN                 TX    Fixed Rate    Fixed Rate             (5)           Current
SAN DIEGO              CA    Monthly       Annually     10.00     1.08          Current
HOUSTON                TX    Fixed Rate    Fixed Rate             1.63          Current
NORTH ROYALTON         OH    Fixed Rate    Fixed Rate             4.08          Current
OCEANSIDE              CA    Fixed Rate    Fixed Rate             (5)           Current
ALHAMBRA               CA    Monthly       Annually     10.00     1.32          Current
LOS ANGELES            CA    Monthly       Annually     10.00     1.08          Current
NACOGDOCHES            TX    Fixed Rate    Fixed Rate             1.67          Current
ARLINGTON              TX    Fixed Rate    Fixed Rate             (5)           Current
FT. WORTH              TX    Fixed Rate    Fixed Rate             1.55          Current
GRETNA                 LA    Fixed Rate    Fixed Rate             1.52          Current
BELLFLOWER             CA    Monthly       Annually     10.00     (5)           Current
SPRING                 TX    Fixed Rate    Fixed Rate             (5)           90+ days
DOWNEY                 CA    Monthly       Annually     10.00     (5)           Current

----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7) The mortgage loan had a period of interest only payments prior to the start of the amortization period.

(8)  Original LTV based on the purchase price is 85.00%.

(9)  Interest only Mortgage Loan.

(10) Without giving effect to any modification or extension of maturity date.

(11) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                                                     Exhibit I

                   CHARACTERISTICS OF THE 50 LARGEST MORTGAGE
                     LOANS IN MORTGAGE LOAN GROUPS 3 AND 4

                             Property
         City        State   Type        Index
         ----        -----   --------    -----

Mortgage Loan
Group 3

SPRING VALLEY        CA    Retail        COFI-11th Dist
DAYTONA BEACH (10)   FL    Multi-Famil   COFI-11th Dist
BELLFLOWER           CA    Multi-Famil   COFI-11th Dist
GREENSBORO           NC    Hospitality   FHLB-5 Year Ad
NEWPORT BEACH        CA    Multi-Famil   COFI-11th Dist
VALENCIA             CA    Office        COFI-11th Dist
MONTCLAIR            CA    Retail        COFI-11th Dist
DELMAR               DE    Retail        Prime-Mercanti
LOS ANGELES          CA    Office        COFI-11th Dist
FAUQUIER COUNTY      VA    Hospitality   Treasury-5 Year
WOODBRIDGE           VA    Other         Treasury-1 Year
FAIRFAX              VA    Industrial    Treasury-3 Year
DOWNEY               CA    Multi-Famil   COFI-11th Dist
DAVIS                CA    Multi-Famil   COFI-11th Dist
OKLAHOMA CITY        OK    Retail        COFI-11th Dist

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans. (11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period. (12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                             Current                  Original
                             Mortgage   Original      Amort
                             Interest   Term          Term
         City        State   Rate       (Months)(8)   (Months)
         ----        -----   --------   -----------   --------

Mortgage Loan
Group 3

SPRING VALLEY        CA       6.975%    120           360
DAYTONA BEACH (10)   FL       6.369      28           300
BELLFLOWER           CA       7.125     360           360
GREENSBORO           NC       9.250     308           317
NEWPORT BEACH        CA      10.500     180           360
VALENCIA             CA       7.375     359           359
MONTCLAIR            CA       8.000     120           360
DELMAR               DE       9.750      45             0(7)
LOS ANGELES          CA       7.499     360           360
FAUQUIER COUNTY      VA       9.900      96           360
WOODBRIDGE           VA       8.625     309           300(11)
FAIRFAX              VA       9.500     360           360
DOWNEY               CA       7.125     360           360
DAVIS                CA       8.194     360           360
OKLAHOMA CITY        OK       7.275     168           360

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                             Maturity     Original
         City        State   Date         Balance(1)
         ----        -----   --------     ----------

Mortgage Loan
Group 3

SPRING VALLEY        CA      1998-01-01   $11,800,000
DAYTONA BEACH (10)   FL      1994-12-31     9,800,000
BELLFLOWER           CA      2018-09-01     6,790,000
GREENSBORO           NC      2016-03-01     6,100,000
NEWPORT BEACH        CA      2001-10-23     5,000,000
VALENCIA             CA      2018-10-01     4,550,000
MONTCLAIR            CA      1997-07-01     4,500,000
DELMAR               DE      1997-08-01     4,133,120
LOS ANGELES          CA      2019-01-01     4,125,000
FAUQUIER COUNTY      VA      1996-08-01     2,000,000
WOODBRIDGE           VA      2016-11-01     2,800,000
FAIRFAX              VA      2020-06-01     2,750,000
DOWNEY               CA      2018-06-01     2,300,000
DAVIS                CA      2019-08-01     2,287,500
OKLAHOMA CITY        OK      2000-06-01     2,200,000

Totals:

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans. (11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period. (12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                             September 1,
                             1996
                             Scheduled
                             Principal      Original   Current
         City        State   Balance        LTV(2)     LTV(3)
         ----        -----   ------------   --------   ------

Mortgage Loan
Group 3

SPRING VALLEY        CA      $10,470,360    80.00%      70.99%
DAYTONA BEACH (10)   FL        9,132,036    79.83       74.39
BELLFLOWER           CA        6,272,087    75.30       69.56
GREENSBORO           NC        5,512,964    (5)         (5)
NEWPORT BEACH        CA        4,597,783    48.00       44.14
VALENCIA             CA        4,184,444    73.00       67.14
MONTCLAIR            CA        4,063,277    68.08       61.47
DELMAR               DE        3,962,190    86.26       82.69
LOS ANGELES          CA        3,690,003    70.21       62.81
FAUQUIER COUNTY      VA        3,188,725    76.92      122.64
WOODBRIDGE           VA        2,860,437    28.57       29.19
FAIRFAX              VA        2,635,836    62.50       59.91
DOWNEY               CA        2,270,779    74.00       73.06
DAVIS                CA        2,109,943    75.00       69.18
OKLAHOMA CITY        OK        1,911,471    70.00       60.82

Totals:                       66,862,336

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                        Maximum
                                        Mortgage     Floor
                                      Interest   Interest
         City        State   Margin   Rate       Rate
         ----        -----   ------   --------   --------

Mortgage Loan
Group 3

SPRING VALLEY        CA      2.20%    14.644%    4.644%
DAYTONA BEACH (10)   FL      1.25
BELLFLOWER           CA      2.26     13.900     5.850
GREENSBORO           NC      2.00
NEWPORT BEACH        CA      2.25     14.620     6.380
VALENCIA             CA      2.53     14.750     5.500
MONTCLAIR            CA      2.25     14.500     8.000
DELMAR               DE      1.50                7.500
LOS ANGELES          CA      2.63     14.750     6.156
FAUQUIER COUNTY      VA      3.50
WOODBRIDGE           VA      3.00     14.875
FAIRFAX              VA      3.25     17.750
DOWNEY               CA      2.35     13.650     6.350
DAVIS                CA      2.75     14.900     8.194
OKLAHOMA CITY        OK      2.50     17.087     5.087

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                   Periodic
                                   Rate         Rate            Payment
                                   Adjustment   Reset           Adj.
             City          State   Cap          Frequency       Frequency
             ----          -----   ----------   ---------       ---------

Mortgage Loan Group 3


SPRING VALLEY              CA                   Monthly         Annually
DAYTONA BEACH              FL                   Annually        Annually
BELLFLOWER                 CA                   Monthly         Annually
GREENSBORO                 NC                   Every 5 years   Every 5 years
NEWPORT BEACH              CA                   Monthly         Annually
VALENCIA                   CA                   Monthly         Annually
MONTCLAIR                  CA                   Monthly         Annually
DELMAR                     DE                   Adjust with     Annually
                                                 Index
LOS ANGELES                CA                   Monthly         Annually
FAUQUIER COUNTY            VA                   Every 3 years   Every 3 years
WOODBRIDGE                 VA      2.000%       Annually        Annually
FAIRFAX                    VA      2.000        Every 3 years   Every 3 years
DOWNEY                     CA                   Monthly         Annually
DAVIS                      CA                   Monthly         Annually
OKLAHOMA CITY              OK                   Monthly         Annually

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                                   Negam     Debt          Monthly
                                   Percent   Service       Payments
             City          State   Cap       Coverage(4)   Past Due(12)
             ----          -----   -------   -----------   ------------

Mortgage Loan
Group 3

SPRING VALLEY              CA                1.50          Current
DAYTONA BEACH              FL      (6)        (5)          90+ days
BELLFLOWER                 CA                1.22          Current
GREENSBORO                 NC      (6)       1.81          Current
NEWPORT BEACH              CA                1.32          Current
VALENCIA                   CA                 (5)          Current
MONTCLAIR                  CA                 (5)          Current
DELMAR                     DE      (6)        (5)          Current
LOS ANGELES                CA                 (5)          Current
FAUQUIER COUNTY            VA      (6)       1.38          Current
WOODBRIDGE                 VA      (6)       1.10          60 days
FAIRFAX                    VA      (6)        (5)          Current
DOWNEY                     CA                 (5)          Current
DAVIS                      CA                 (5)          Current
OKLAHOMA CITY              OK                 (5)          Current

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                           Property
        City       State   Type          Index
        ----       -----   --------      -----

Mortgage Loan
Group 4

DALLAS/PLANO       TX      Other         Fixed Rate
NEW YORK           NY      Office        Fixed Rate
SEATTLE            WA      Industrial    Fixed Rate
OCEAN CITY         MD      Hospitality   Fixed Rate
GAINESVILLE        FL      Hospitality   Fixed Rate
SAN ANTONIO        TX      Retail        Fixed Rate
JACKSONVILLE       FL      Retail        Fixed Rate
RICHMOND           VA      Hospitality   Fixed Rate
KANSAS CITY        MO      Office        Fixed Rate
LOS GATOS          CA      Office        Fixed Rate
OCEAN CITY         MD      Hospitality   Prime-Mercantile
BEAVERTON          OR      Retail        Fixed Rate
CARRBORO           NC      Retail        Fixed Rate
KISSIMMEE          FL      Hospitality   Fixed Rate
MIAMI              FL      Other         Fixed Rate
ANNAPOLIS          MD      Office        Fixed Rate
ALPHARETTA         GA      Other         Fixed Rate
SAN ANTONIO        TX      Retail        Fixed Rate
KISSIMMEE          FL      Retail        Fixed Rate
HOUSTON            TX      Retail        Fixed Rate
SAN ANTONIO        TX      Other         Fixed Rate
LAUREL             MD      Other         Fixed Rate
KERRVILLE          TX      Hospitality   Fixed Rate
DALLAS             TX      Hospitality   Fixed Rate
FAIRVIEW HEIGHT    IL      Hospitality   Fixed Rate
HOUSTON            TX      Industrial    Fixed Rate
INDIANAPOLIS       IN      Retail        Fixed Rate
LANDOVER           MD      Industrial    Fixed Rate
RAPID CITY         SD      Other         Fixed Rate
BALTIMORE          MD      Retail        Fixed Rate
BOCA RATON         FL      Nursing Home  Fixed Rate
TAMPA              FL      Office        Fixed Rate
WASHINGTON         DC      Office        Fixed Rate
FT. WASHINGTON     MD      Industrial    Fixed Rate
DALLAS             TX      Hospitality   Fixed Rate

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                           Current                  Original
                           Mortgage   Original      Amort
                           Interest   Term          Term
    City           State   Rate       (Months((9)   (Months)
    ----           -----   --------   -----------   --------

Mortgage Loan
Group 4

DALLAS/PLANO       TX       9.750      84           360
NEW YORK           NY       9.175      29           300
SEATTLE            WA       6.290      83           360
OCEAN CITY         MD       8.250      60           300
GAINESVILLE        FL      10.000      85           336
SAN ANTONIO        TX       8.625      84           360
JACKSONVILLE       FL       7.250      36             0(7)
RICHMOND           VA       6.750      60           360
KANSAS CITY        MO       8.000      83           360
LOS GATOS          CA       9.500      84           360
OCEAN CITY         MD      10.250      98           252
BEAVERTON          OR       8.250      84           360
CARRBORO           NC       8.500      84           360
KISSIMMEE          FL       9.000      84           360
MIAMI              FL       8.750     241           216(11)
ANNAPOLIS          MD       8.750     137           360
ALPHARETTA         GA       7.125      60           240
SAN ANTONIO        TX       8.750      84           360
KISSIMMEE          FL       7.375      85           360
HOUSTON            TX       9.290      84           360
SAN ANTONIO        TX       7.375      84             0(7)
LAUREL             MD       9.950     120           244
KERRVILLE          TX       8.250      84           360
DALLAS             TX       7.000      83           360
FAIRVIEW HEIGHT    IL       9.715      84           360
HOUSTON            TX       9.000      84           360
INDIANAPOLIS       IN       9.500      80           300
LANDOVER           MD       9.000     120           300
RAPID CITY         SD       8.000      84           360
BALTIMORE          MD      10.750      60           300
BOCA RATON         FL       9.000      83           360
TAMPA              FL       8.375      84           360
WASHINGTON         DC       6.500      60           360
FT. WASHINGTON     MD       8.000      83           360
DALLAS             TX       8.000      84           360

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

                           Maturity     Original
     City          State   Date(10)     Balance(1)
     ----          -----   --------     ----------

Mortgage Loan
Group 4

DALLAS/PLANO       TX      1999-05-01   $9,675,000
NEW YORK           NY      1995-04-01   12,000,000
SEATTLE            WA      2001-01-04    6,335,000
OCEAN CITY         MD      1998-03-01    6,300,000
GAINESVILLE        FL      2000-06-15    6,500,000
SAN ANTONIO        TX      2000-08-31    4,590,000
JACKSONVILLE       FL      1995-03-01    4,450,000
RICHMOND           VA      1998-06-01    4,080,000
KANSAS CITY        MO      2000-12-14    3,740,000
LOS GATOS          CA      1999-10-01    3,650,000
OCEAN CITY         MD      2002-07-01    4,200,000
BEAVERTON          OR      2000-04-23    3,562,500
CARRBORO           NC      2000-07-01    3,520,000
KISSIMMEE          FL      1999-07-01    3,400,850
MIAMI              FL      2012-04-15    3,675,000
ANNAPOLIS          MD      1999-11-01    3,345,000
ALPHARETTA         GA      1998-12-29    9,200,000
SAN ANTONIO        TX      1999-10-01    3,004,750
KISSIMMEE          FL      2001-02-01    2,850,000
HOUSTON            TX      1999-10-01    2,762,500
SAN ANTONIO        TX      2000-05-18    8,766,250
LAUREL             MD      2003-11-30    2,800,000
KERRVILLE          TX      2000-03-23    2,543,750
DALLAS             TX      2000-06-04    2,517,500
FAIRVIEW HEIGHT    IL      1999-08-01    2,507,500
HOUSTON            TX      2000-08-30    2,460,000
INDIANAPOLIS       IN      1999-12-31    2,650,000
LANDOVER           MD      2003-01-29    2,395,500
RAPID CITY         SD      2000-11-30    5,211,694
BALTIMORE          MD      1993-07-01    2,500,000
BOCA RATON         FL      1999-10-30    2,187,250
TAMPA              FL      2001-01-31    2,125,000
WASHINGTON         DC      1998-11-23    2,125,872
FT. WASHINGTON     MD      1999-11-24    2,100,000
DALLAS             TX      2000-09-01    1,955,000

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

                          September
                          1, 1996
                          Scheduled
                          Principal    Original   Current
        City      State   Balance      LTV(2)     LTV(3)
        ----      -----   ---------    --------   ------

Mortgage Loan
Group 4

DALLAS/PLANO      TX      $9,155,700    96.75%     91.56%
NEW YORK          NY       8,132,484    64.17      43.49
SEATTLE           WA       6,134,792    54.73      53.00
OCEAN CITY        MD       5,773,675   (5)        (5)
GAINESVILLE       FL       4,533,924    73.03      50.94
SAN ANTONIO       TX       4,479,110   113.00     110.27
JACKSONVILLE      FL       4,325,708    83.57      81.24
RICHMOND          VA       3,927,289    60.00      57.75
KANSAS CITY       MO       3,663,409    75.00      73.46
LOS GATOS         CA       3,548,259    76.80      74.66
OCEAN CITY        MD       3,492,239    70.00      58.20
BEAVERTON         OR       3,458,319    71.25      69.17
CARRBORO          NC       3,427,388    69.70      67.87
KISSIMMEE         FL       3,299,520    71.98      69.84
MIAMI             FL       3,287,984    61.25      54.80
ANNAPOLIS         MD       3,178,329    75.17      71.42
ALPHARETTA        GA       2,929,299   (5)        (5)
SAN ANTONIO       TX       2,917,572    60.10      58.36
KISSIMMEE         FL       2,773,569    64.00      62.28
HOUSTON           TX       2,682,365    61.39      59.61
SAN ANTONIO       TX       2,627,777    54.33      16.29
LAUREL            MD       2,550,322    80.00      72.87
KERRVILLE         TX       2,448,780    55.30      53.24
DALLAS            TX       2,439,667    54.70      53.01
FAIRVIEW HEIGHT   IL       2,437,469    79.35      77.13
HOUSTON           TX       2,404,703    84.83      82.92
INDIANAPOLIS      IN       2,321,639   (5)        (5)
LANDOVER          MD       2,290,474   (5)        (5)
RAPID CITY        SD       2,274,581    66.03      28.82
BALTIMORE         MD       2,244,873    59.52      53.45
BOCA RATON        FL       2,124,453    57.18      55.54
TAMPA             FL       2,077,826    95.51      93.39
WASHINGTON        DC       2,056,635    42.71      41.32
FT. WASHINGTON    MD       2,026,338    97.30      93.89
DALLAS            TX       1,901,827   117.77     114.57

Totals:                 $119,348,300

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

                                   Maximum
                                   Mortgage   Floor
                                   Interest   Interest
      City        State   Margin   Rate       Rate
      ----        -----   ------   --------   --------

Mortgage Loan
Group 4


DALLAS/PLANO      TX
NEW YORK          NY
SEATTLE           WA
OCEAN CITY        MD
GAINESVILLE       FL
SAN ANTONIO       TX
JACKSONVILLE      FL
RICHMOND          VA
KANSAS CITY       MO
LOS GATOS         CA
OCEAN CITY        MD      2.00%    12.500%    8.500%
BEAVERTON         OR
CARRBORO          NC
KISSIMMEE         FL
MIAMI             FL
ANNAPOLIS         MD
ALPHARETTA        GA
SAN ANTONIO       TX
KISSIMMEE         FL
HOUSTON           TX
SAN ANTONIO       TX
LAUREL            MD
KERRVILLE         TX
DALLAS            TX
FAIRVIEW HEIGHT   IL
HOUSTON           TX
INDIANAPOLIS      IN
LANDOVER          MD
RAPID CITY        SD
BALTIMORE         MD
BOCA RATON        FL
TAMPA             FL
WASHINGTON        DC
FT. WASHINGTON    MD
DALLAS            TX

----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

                   Periodic
                   Rate         Rate         Payment      Negam     Debt          Monthly
                   Adjustment   Reset        Adj.         Percent   Service       Payments
    City           Cap          Frequency    Frequency    Cap       Coverage(4)   Past Due(12)
    ----           ----------   ---------    ---------    -------   -----------   ------------
Mortgage Loan
Group 4
DALLAS/PLANO                    Fixed Rate   Fixed Rate             0.43          Current
NEW YORK                        Fixed Rate   Fixed Rate             1.65          Current
SEATTLE                         Fixed Rate   Fixed Rate             2.50          Current
OCEAN CITY                      Fixed Rate   Fixed Rate             0.84          Current
GAINESVILLE                     Fixed Rate   Fixed Rate             (5)           30 days
SAN ANTONIO                     Fixed Rate   Fixed Rate             1.45          Current
JACKSONVILLE                    Fixed Rate   Fixed Rate             1.28          60 days
RICHMOND                        Fixed Rate   Fixed Rate             (5)           Current
KANSAS CITY                     Fixed Rate   Fixed Rate             0.45          Current
LOS GATOS                       Fixed Rate   Fixed Rate             2.18          Current
OCEAN CITY                      Annually     Annually     (6)       0.09          Current
BEAVERTON                       Fixed Rate   Fixed Rate             1.52          Current
CARRBORO                        Fixed Rate   Fixed Rate             (5)           Current
KISSIMMEE                       Fixed Rate   Fixed Rate             (5)           90+ days
MIAMI                           Fixed Rate   Fixed Rate             0.80          Current
ANNAPOLIS                       Fixed Rate   Fixed Rate             (5)           Current
ALPHARETTA                      Fixed Rate   Fixed Rate             1.55          Current
SAN ANTONIO                     Fixed Rate   Fixed Rate             (5)           Current
KISSIMMEE                       Fixed Rate   Fixed Rate             0.96          Current
HOUSTON                         Fixed Rate   Fixed Rate             (5)           Current
SAN ANTONIO                     Fixed Rate   Fixed Rate             (5)           Current
LAUREL                          Fixed Rate   Fixed Rate             (5)           90+ days
KERRVILLE                       Fixed Rate   Fixed Rate             1.01          Current
DALLAS                          Fixed Rate   Fixed Rate             (5)           Current
FAIRVIEW HEIGHT                 Fixed Rate   Fixed Rate             (5)           Current
HOUSTON                         Fixed Rate   Fixed Rate             1.22          Current
INDIANAPOLIS                    Fixed Rate   Fixed Rate             (5)           Current
LANDOVER                        Fixed Rate   Fixed Rate             0.74          Current
RAPID CITY                      Fixed Rate   Fixed Rate             (5)           Current
BALTIMORE                       Fixed Rate   Fixed Rate             0.68          Current
BOCA RATON                      Fixed Rate   Fixed Rate             (5)           Current
TAMPA                           Fixed Rate   Fixed Rate             (5)           Current
WASHINGTON                      Fixed Rate   Fixed Rate             (5)           Current
FT. WASHINGTON                  Fixed Rate   Fixed Rate             1.68          Current
DALLAS                          Fixed Rate   Fixed Rate             0.35          Current

----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Original loan to value is the original balance (not modified) divided by the original appraised value.

(3) The ratio of Current Loan Balance-to-Original Value was calculated by multiplying the ratio of Original Loan Balance-to-Original Value by a fraction, the numerator of which is the current principal balance as of the Cut-Off Date and the denominator of which is the balance of the Mortgage Loan as of its origination.

(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(5)  Information not available.

(6)  No negative amortization amount is permitted.

(7)  Interest only Mortgage Loan.

(8)  Without giving effect to any modification or extension of maturity date.

(9) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(10) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of September 1, 1996 of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.

(11) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

(12) Calculated by the Depositor based on the Paid-to-Date information provided by the Master Servicer.

                            EXHIBIT J

             CHARACTERISTICS OF SELLER-ORIGINATED LOANS
               WITH BALANCES GREATER THAN $1,000,000





                       Property         Original
    City       State     Type          Balance(1)
    ----       -----     ----          ----------

Mortgage
Loan Group 2
BAYTOWN        TX      Multi-Famil      $3,990,000
PASADENA       TX      Multi-Famil       3,697,500
DALLAS         TX      Multi-Famil       3,300,000
GRAPEVINE      TX      Multi-Famil       3,257,000
DUNCANVILLE    TX      Multi-Famil       3,230,000
HOUSTON        TX      Multi-Famil       2,990,000
ABILENE        TX      Multi-Famil       2,589,100
ANAHEIM        CA      Multi-Famil       2,410,000
EAST WINDS     NJ      Multi-Famil       2,295,000
BATON ROUGE    LA      Multi-Famil       2,446,500
AUSTIN         TX      Multi-Famil       2,210,000
HOUSTON        TX      Multi-Famil       2,091,000
OCEANSIDE      CA      Multi-Famil       1,912,500
NACOGDOCHE     TX      Multi-Famil       1,890,000
ARLINGTON      TX      Multi-Famil       1,785,000
FT. WORTH      TX      Multi-Famil       1,800,000
GRETNA         LA      Multi-Famil       1,676,750
SPRING         TX      Multi-Famil       1,633,750
SAN ANTONIO    TX      Multi-Famil       1,572,000
HOUSTON        TX      Multi-Famil       1,712,101
DEL RIO        TX      Multi-Famil       1,425,000
DALLAS         TX      Multi-Famil       1,170,000
ATLANTA        GA      Multi-Famil       1,147,500
KANSAS CIT     MO      Multi-Famil       1,062,500
THIBODAUX      LA      Multi-Famil       1,049,750
BROWNSVILLE    TX      Multi-Famil       1,200,000

Totals:                                $55,542,951
                                       ===========
-----------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                       September 1,
                          1996
                        Scheduled  Monthly     Note
                        Principal Payments  Origination
    City        State    Balance  Past Due     Date

Mortgage
Loan Group 2
BAYTOWN        TX     $3,891,689   REO     1993-05-19
PASADENA       TX     3,569,813  Current   1993-05-27
DALLAS         TX     3,202,024  Current   1993-12-21
GRAPEVINE      TX     3,163,512  Current   1993-03-04
DUNCANVILLE    TX     3,153,262  Current   1993-10-29
HOUSTON        TX     2,910,427  Current   1992-12-18
ABILENE        TX     2,518,534  Current   1992-08-28
ANAHEIM        CA     2,340,239  Current   1993-11-15
EAST WINDS     NJ     2,217,785  Current   1992-09-25
BATON ROUGE    LA     2,157,688  Current   1992-11-16
AUSTIN         TX     2,154,935  Current   1992-12-29
HOUSTON        TX     2,018,542  Current   1992-10-21
OCEANSIDE      CA     1,859,440  Current   1993-11-24
NACOGDOCHE     TX     1,828,323  Current   1992-12-31
ARLINGTON      TX     1,740,094  Current   1992-12-21
FT. WORTH      TX     1,696,002  Current   1991-10-01
GRETNA         LA     1,622,129  Current   1992-12-09
SPRING         TX     1,592,301  90+ days  1993-04-12
SAN ANTONIO    TX     1,536,843  Current   1992-10-30
HOUSTON        TX     1,491,888  Current   1992-10-09
DEL RIO        TX     1,393,247  Current   1992-12-31
DALLAS         TX     1,134,148  Current   1992-09-28
ATLANTA        GA     1,119,227  Current   1993-06-01
KANSAS CIT     MO     1,038,678  Current   1993-07-29
THIBODAUX      LA     1,024,247  Current   1993-03-31
BROWNSVILLE    TX     1,014,980  Current   1992-06-05

Totals:               $53,389,995
                      ===========


(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                         Current
                        Mortgage              Original
                        Interest  Maturity      Term
    City        State     Rate     Date(5)   (Months)(4)
    ----        -----     ----     -------   -----------

Mortgage
Loan Group 2
BAYTOWN        TX        9.000%  2008-06-01    180
PASADENA       TX        7.500   2000-06-01    84
DALLAS         TX        6.825   2000-12-01    83
GRAPEVINE      TX        8.500   1998-04-01    60
DUNCANVILLE    TX        8.375   2008-11-30    181
HOUSTON        TX        8.750   2000-01-01    84
ABILENE        TX        9.750   1999-09-01    84
ANAHEIM        CA        7.250   2000-11-15    84
EAST WINDS     NJ        8.500   1997-10-01    60
BATON ROUGE    LA        8.375   1999-11-16    84
AUSTIN         TX        9.675   1999-12-31    84
HOUSTON        TX        9.500   1999-11-01    84
OCEANSIDE      CA        7.375   1998-12-01    60
NACOGDOCHE     TX        8.250   1999-12-31    84
ARLINGTON      TX        9.625   2000-01-01    84
FT. WORTH      TX        9.750   1998-10-01    83
GRETNA         LA        8.250   2007-12-09    180
SPRING         TX        9.000   2008-05-01    180
SAN ANTONIO    TX        9.500   2000-01-01    84
HOUSTON        TX       10.625   2007-11-01    180
DEL RIO        TX       10.250   1999-12-31    84
DALLAS         TX        9.000   1999-10-01    84
ATLANTA        GA        9.000   2000-06-01    84
KANSAS CIT     MO        8.250   2000-08-01    84
THIBODAUX      LA        9.375   2000-03-31    84
BROWNSVILLE    TX        9.500   1999-07-01    84


-----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                       Original
                         Amort             Current
                         Term    Fixed/    Payment
    City        State  (Months)    ARM     Amount
    ----        -----  --------    ---     ------

Mortgage
Loan Group 2
BAYTOWN        TX        360     Fixed    $32,104.44
PASADENA       TX        360     Fixed     25,803.43
DALLAS         TX        360     Fixed     21,568.51
GRAPEVINE      TX        360     Fixed     25,043.52
DUNCANVILLE    TX        360     Fixed     24,550.33
HOUSTON        TX        360     Fixed     23,522.34
ABILENE        TX        360     Fixed     22,244.37
ANAHEIM        CA        360     Fixed     16,440.45
EAST WINDS     NJ        360     Fixed     17,646.56
BATON ROUGE    LA        361     Fixed     18,592.33
AUSTIN         TX        360     Fixed     18,865.71
HOUSTON        TX        360     Fixed     17,582.26
OCEANSIDE      CA        360     Fixed     13,209.16
NACOGDOCHE     TX        360     Fixed     14,198.94
ARLINGTON      TX        360     Fixed     15,172.31
FT. WORTH      TX        300     Fixed     16,040.47
GRETNA         LA        360     Fixed     12,594.97
SPRING         TX        360     Fixed     13,145.52
SAN ANTONIO    TX        360     Fixed     13,218.33
HOUSTON        TX        180     Fixed     19,058.44
DEL RIO        TX        360     Fixed     12,769.44
DALLAS         TX        360     Fixed      9,414.08
ATLANTA        GA        360     Fixed      9,233.04
KANSAS CIT     MO        360     Fixed      7,982.21
THIBODAUX      LA        360     Fixed      8,731.29
BROWNSVILLE    TX        180     Fixed     12,530.69


-----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                        Current
                        number of
                        payments
    City        State   per year   NOI(2)    DSCR(6)
    ----        -----   --------   ------    -------

Mortgage
Loan Group 2
BAYTOWN        TX      Monthly      (3)      (3)
PASADENA       TX      Monthly   362,956    1.17
DALLAS         TX      Monthly      (3)      (3)
GRAPEVINE      TX      Monthly      (3)      (3)
DUNCANVILLE    TX      Monthly      (3)      (3)
HOUSTON        TX      Monthly      (3)      (3)
ABILENE        TX      Monthly   616,787    2.31
ANAHEIM        CA      Monthly      (3)      (3)
EAST WINDS     NJ      Monthly      (3)      (3)
BATON ROUGE    LA      Monthly   440,000    1.97
AUSTIN         TX      Monthly      (3)      (3)
HOUSTON        TX      Monthly   344,386    1.63
OCEANSIDE      CA      Monthly      (3)      (3)
NACOGDOCHE     TX      Monthly   284,630    1.67
ARLINGTON      TX      Monthly      (3)      (3)
FT. WORTH      TX      Monthly   297,971    1.55
GRETNA         LA      Monthly   229,240    1.52
SPRING         TX      Monthly      (3)      (3)
SAN ANTONIO    TX      Monthly      (3)      (3)
HOUSTON        TX      Monthly      (3)      (3)
DEL RIO        TX      Monthly   325,809    2.13
DALLAS         TX      Monthly   93,646     0.83
ATLANTA        GA      Monthly   256,538    2.32
KANSAS CIT     MO      Monthly      (3)      (3)
THIBODAUX      LA      Monthly   111,452    1.06
BROWNSVILLE    TX      Monthly   139,922    0.93


----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                           Under-
                          writing
                         Appraised  Loan to
    City        State      Value   Appraisal
    ----        -----      -----   ---------

Mortgage
Loan Group 2
BAYTOWN        TX      $3,800,000  105.00
PASADENA       TX      2,850,000   130.00(7)
DALLAS         TX      4,400,000    75.00
GRAPEVINE      TX      3,200,000   101.79
DUNCANVILLE    TX      3,350,000    96.41
HOUSTON        TX      3,060,000    97.71
ABILENE        TX      2,420,000   106.99
ANAHEIM        CA      2,950,000    81.69
EAST WINDS     NJ           (3)     85.00
BATON ROUGE    LA      2,750,000    89.00
AUSTIN         TX      2,750,000    80.40
HOUSTON        TX      3,600,000    58.08
OCEANSIDE      CA      3,400,000    56.25
NACOGDOCHE     TX      2,320,000    81.50
ARLINGTON      TX      2,190,000    81.50
FT. WORTH      TX      2,020,000    89.10
GRETNA         LA      1,625,000   103.00
SPRING         TX      1,650,000    99.02
SAN ANTONIO    TX      1,920,000    81.90
HOUSTON        TX      1,350,000   126.82(7)
DEL RIO        TX      1,430,000    99.65
DALLAS         TX      1,850,000    63.20
ATLANTA        GA      2,280,000    50.33
KANSAS CIT     MO      1,110,000    95.72
THIBODAUX      LA        800,000   131.00(7)
BROWNSVILLE    TX      1,625,000    74.00


----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                       Property    Original
    City         State   Type     Balance(1)
    ----         -----   ----     ----------

Mortgage Loan
Group 4

SEATTLE         WA    Industrial   $6,335,000
SAN ANTONIO     TX    Retail        4,590,000
RICHMOND        VA    Hospitality   4,080,000
KANSAS CITY     MO    Office        3,740,000
BEAVERTON       OR    Retail        3,562,500
CARRBORO        NC    Retail        3,520,000
KISSIMMEE       FL    Hospitality   3,400,850
SAN ANTONIO     TX    Retail        3,004,750
KISSIMMEE       FL    Retail        2,850,000
HOUSTON         TX    Retail        2,762,500
SAN ANTONIO     TX    Other         8,766,250
KERRVILLE       TX    Hospitality   2,543,750
DALLAS          TX    Hospitality   2,517,500
FAIRVIEW H      IL    Hospitality   2,507,500
HOUSTON         TX    Industrial    2,460,000
BOCA RATON      FL    Nursing       2,187,250
                      Home
TAMPA           FL    Office        2,125,000
WASHINGTON      DC    Office        2,125,872
DALLAS          TX    Hospitality   1,955,000
MARIETTA        GA    Office        1,950,000
NASHVILLE       TN    Office        1,800,000
GREENSBORO      NC    Hospitality   1,825,000
PEMBROKE P      FL    Retail        1,742,500
BASKING RI      NJ    Hospitality   1,725,000
HOUSTON         TX    Office        1,700,000
DALLAS          TX    Retail        1,710,000
AURORA          CO    Retail        1,678,750
ALBUQUERQUE     NM    Office        1,500,000
OAKLAND         CA    Office        1,479,000
FORT LEE        NJ    Office        1,416,000
CHARLOTTE       NC    Hospitality   1,360,000
DENVER          CO    Industrial    1,285,432
KELLER          TX    Retail        1,249,500
CORAL SPRINGS   FL    Retail        1,241,250
HOUSTON         TX    Retail        1,224,800
WACO            TX    Hospitality   1,211,250
MILWAUKEE       WI    Hospitality   1,207,000
MANASSAS        VA    Hospitality   1,225,000
ALBUQUERQUE     NM    Office        1,125,000
HIALEAH GA      FL    Retail        1,237,500
ALTAMONTE       FL    Retail        1,050,000
CAYCE           SC    Hospitality   1,050,000

Totals:                           $98,026,704
                                  ===========

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                          September
                            1,
                           1996
                         Scheduled  Monthly    Note
                         Principal Payments Origination
    City         State    Balance  Past Due    Date
    ----         -----    -------  --------    ----

Mortgage Loan
Group 4

SEATTLE         WA    $6,134,792   Current   1994-01-05
SAN ANTONIO     TX    4,479,110    Current   1993-08-31
RICHMOND        VA    3,927,289    Current   1993-06-02
KANSAS CITY     MO    3,663,409    Current   1993-12-14
BEAVERTON       OR    3,458,319    Current   1993-04-23
CARRBORO        NC    3,427,388    Current   1993-06-30
KISSIMMEE       FL    3,299,520   90+ days   1992-06-17
SAN ANTONIO     TX    2,917,572    Current   1992-09-15
KISSIMMEE       FL    2,773,569    Current   1993-12-03
HOUSTON         TX    2,682,365    Current   1992-09-25
SAN ANTONIO     TX    2,627,777    Current   1993-05-18
KERRVILLE       TX    2,448,780    Current   1993-03-24
DALLAS          TX    2,439,667    Current   1993-06-04
FAIRVIEW H      IL    2,437,469    Current   1992-08-11
HOUSTON         TX    2,404,703    Current   1993-08-31
BOCA RATON      FL    2,124,453    Current   1992-10-30
TAMPA           FL    2,077,826    Current   1993-12-01
WASHINGTON      DC    2,056,635    Current   1993-11-23
DALLAS          TX    1,901,827    Current   1993-08-16
MARIETTA        GA    1,888,598    Current   1993-12-23
NASHVILLE       TN    1,746,492    Current   1993-08-09
GREENSBORO      NC    1,738,621    Current   1992-09-04
PEMBROKE P      FL    1,691,774    Current   1993-09-03
BASKING RI      NJ    1,672,883    Current   1993-02-26
HOUSTON         TX    1,657,232    Current   1992-12-22
DALLAS          TX    1,654,936    Current   1992-07-28
AURORA          CO    1,628,484    Current   1993-03-19
ALBUQUERQUE     NM    1,458,625    Current   1993-06-29
OAKLAND         CA    1,445,372    Current   1993-12-03
FORT LEE        NJ    1,385,175    Current   1993-09-24
CHARLOTTE       NC    1,306,890    Current   1993-06-07
DENVER          CO    1,224,615    Current   1993-01-15
KELLER          TX    1,222,300    Current   1993-09-27
CORAL SPRINGS   FL    1,200,944    Current   1993-07-23
HOUSTON         TX    1,192,982    Current   1992-08-31
WACO            TX    1,176,912    Current   1992-12-04
MILWAUKEE       WI    1,151,140    Current   1993-08-05
MANASSAS        VA    1,133,497    Current   1993-09-02
ALBUQUERQUE     NM    1,093,969    Current   1993-06-29
HIALEAH GA      FL    1,091,499    Current   1993-10-28
ALTAMONTE       FL    1,025,054    Current   1993-10-25
CAYCE           SC    1,000,349    Current   1993-07-09

Totals:               $89,070,811
                      ===========

-----------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                         Current
                        Mortgage           Original
                        Interest Maturity     Term
    City         State    Rate    Date(5)  (Months)(4)
    ----         -----    ----    -------  -----------

Mortgage Loan
Group 4

SEATTLE         WA     6.290%  2001-01-04   83
SAN ANTONIO     TX     8.625   2000-08-31   84
RICHMOND        VA     6.750   1998-06-01   60
KANSAS CITY     MO     8.000   2000-12-14   83
BEAVERTON       OR     8.250   2000-04-23   84
CARRBORO        NC     8.500   2000-07-01   84
KISSIMMEE       FL     9.000   1999-07-01   84
SAN ANTONIO     TX     8.750   1999-10-01   84
KISSIMMEE       FL     7.375   2001-02-01   85
HOUSTON         TX     9.290   1999-10-01   84
SAN ANTONIO     TX     7.375   2000-05-18   84
KERRVILLE       TX     8.250   2000-03-23   84
DALLAS          TX     7.000   2000-06-04   83
FAIRVIEW H      IL     9.715   1999-08-01   84
HOUSTON         TX     9.000   2000-08-30   84
BOCA RATON      FL     9.000   1999-10-30   83
TAMPA           FL     8.375   2001-01-31   84
WASHINGTON      DC     6.500   1998-11-23   60
DALLAS          TX     8.000   2000-09-01   84
MARIETTA        GA     6.500   1999-01-01   60
NASHVILLE       TN     7.125   1998-09-01   60
GREENSBORO      NC     9.375   2017-10-01  300
PEMBROKE P      FL     7.375   2000-09-02   83
BASKING RI      NJ     8.375   2000-03-01   84
HOUSTON         TX     9.625   2000-01-01   84
DALLAS          TX     9.000   1999-08-01   84
AURORA          CO     8.275   2000-04-01   84
ALBUQUERQUE     NM     8.250   2000-06-29   84
OAKLAND         CA     8.250   2001-01-01   84
FORT LEE        NJ     9.000   1998-09-24   60
CHARLOTTE       NC     9.000   2000-07-01   84
DENVER          CO     8.670   2000-01-15   84
KELLER          TX     9.000   2000-09-03   83
CORAL SPRINGS   FL     7.210    200-08-01   84
HOUSTON         TX    10.000   1999-09-01   84
WACO            TX     9.000   1999-12-31   84
MILWAUKEE       WI     9.000   2000-08-05   83
MANASSAS        VA     6.950   2000-10-01   84
ALBUQUERQUE     NM     8.250   2000-06-29   84
HIALEAH GA      FL     7.000   2000-10-28   84
ALTAMONTE       FL     8.375   2000-10-25   84
CAYCE           SC     7.500   2000-08-01   84


----------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                       Original
                         Amort           Current
                         Term   Fixed/   Payment
    City         State (Months)  ARM     Amount
    ----         ----- --------  ---     ------

Mortgage Loan
Group 4

SEATTLE         WA      360    Fixed   39,170.64
SAN ANTONIO     TX      360    Fixed   35,700.55
RICHMOND        VA      360    Fixed   26,462.81
KANSAS CITY     MO      360    Fixed   27,442.80
BEAVERTON       OR      360    Fixed   26,763.87
CARRBORO        NC      360    Fixed   27,065.75
KISSIMMEE       FL      360    Fixed   27,364.01
SAN ANTONIO     TX      360    Fixed   23,638.38
KISSIMMEE       FL      360    Fixed   19,684.24
HOUSTON         TX      360    Fixed   22,806.53
SAN ANTONIO     TX       0(8)  Fixed   16,149.87
KERRVILLE       TX      360    Fixed   18,967.46
DALLAS          TX      360    Fixed   16,748.99
FAIRVIEW H      IL      360    Fixed   21,478.87
HOUSTON         TX      360    Fixed   19,793.70
BOCA RATON      FL      360    Fixed   17,599.11
TAMPA           FL      360    Fixed   16,151.54
WASHINGTON      DC      360    Fixed   13,436.96
DALLAS          TX      360    Fixed   14,345.10
MARIETTA        GA      360    Fixed   12,325.33
NASHVILLE       TN      360    Fixed   12,126.93
GREENSBORO      NC      300    Fixed   15,786.68
PEMBROKE P      FL      360    Fixed   12,035.00
BASKING RI      NJ      360    Fixed   13,111.25
HOUSTON         TX      360    Fixed   14,449.82
DALLAS          TX      360    Fixed   13,759.05
AURORA          CO      360    Fixed   12,641.41
ALBUQUERQUE     NM      360    Fixed   11,269.00
OAKLAND         CA      360    Fixed   11,111.23
FORT LEE        NJ      360    Fixed   11,393.46
CHARLOTTE       NC      300    Fixed   11,413.12
DENVER          CO      300    Fixed   10,498.32
KELLER          TX      360    Fixed   10,053.75
CORAL SPRINGS   FL      360    Fixed    8,433.86
HOUSTON         TX      360    Fixed   10,748.50
WACO            TX      360    Fixed    9,745.99
MILWAUKEE       WI      300    Fixed   10,129.10
MANASSAS        VA      240    Fixed    9,460.68
ALBUQUERQUE     NM      360    Fixed    8,451.75
HIALEAH GA      FL      180    Fixed   11,123.00
ALTAMONTE       FL      360    Fixed    7,980.76
CAYCE           SC      300    Fixed    7,759.41


------------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                         Current
                        number of
                        payments
    City         State  per year  NOI(2)    DSCR(6)
    ----         -----  --------  ------    -------

Mortgage Loan
Group 4

SEATTLE         WA    Monthly  1,175,547    2.50
SAN ANTONIO     TX    Monthly    620,761    1.45
RICHMOND        VA    Monthly        (3)    (3)
KANSAS CITY     MO    Monthly    147,976    0.45
BEAVERTON       OR    Monthly    487,213    1.52
CARRBORO        NC    Monthly        (3)    (3)
KISSIMMEE       FL    Monthly        (3)    (3)
SAN ANTONIO     TX    Quarterly      (3)    (3)
KISSIMMEE       FL    Monthly    226,731    0.96
HOUSTON         TX    Monthly        (3)    (3)
SAN ANTONIO     TX    Monthly        (3)    (3)
KERRVILLE       TX    Monthly    228,763    1.01
DALLAS          TX    Monthly        (3)    (3)
FAIRVIEW H      IL    Monthly        (3)    (3)
HOUSTON         TX    Monthly    289,360    1.22
BOCA RATON      FL    Monthly        (3)    (3)
TAMPA           FL    Monthly        (3)    (3)
WASHINGTON      DC    Monthly        (3)    (3)
DALLAS          TX    Monthly     60,610    0.35
MARIETTA        GA    Monthly    241,258    1.63
NASHVILLE       TN    Monthly        (3)    (3)
GREENSBORO      NC    Monthly        (3)    (3)
PEMBROKE P      FL    Monthly        (3)    (3)
BASKING RI      NJ    Monthly        (3)    (3)
HOUSTON         TX    Monthly        (3)    (3)
DALLAS          TX    Monthly        (3)    (3)
AURORA          CO    Monthly    218,778    1.44
ALBUQUERQUE     NM    Monthly    591,684    4.38
OAKLAND         CA    Monthly        (3)    (3)
FORT LEE        NJ    Monthly        (3)    (3)
CHARLOTTE       NC    Monthly     84,836    0.62
DENVER          CO    Monthly    186,369    1.48
KELLER          TX    Monthly     65,832    0.55
CORAL SPRINGS   FL    Monthly        (3)    (3)
HOUSTON         TX    Monthly    272,099    2.11
WACO            TX    Monthly        (3)    (3)
MILWAUKEE       WI    Monthly    287,083    2.36
MANASSAS        VA    Monthly        (3)    (3)
ALBUQUERQUE     NM    Monthly        (3)    (3)
HIALEAH GA      FL    Monthly        (3)    (3)
ALTAMONTE       FL    Monthly        (3)    (3)
CAYCE           SC    Monthly    205,534    2.21


------------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.

                          Under-
                         writing
                         Appraised      Loan to
    City         State     Value        Appraisal
    ----         -----     -----        ---------

Mortgage Loan
Group 4

SEATTLE         WA    11,575,000             54.73
SAN ANTONIO     TX     4,050,000            113.00
RICHMOND        VA     6,800,000             60.00
KANSAS CITY     MO     5,000,000             75.00
BEAVERTON       OR     5,000,000             71.25
CARRBORO        NC     5,050,000             69.70
KISSIMMEE       FL     4,725,000             71.98
SAN ANTONIO     TX     5,000,000             60.10
KISSIMMEE       FL     4,430,000             64.00
HOUSTON         TX     4,500,000             61.39
SAN ANTONIO     TX     6,135,000             54.33
KERRVILLE       TX     4,600,000             55.30
DALLAS          TX     4,600,000             54.70
FAIRVIEW H      IL     3,160,000             79.35
HOUSTON         TX     2,900,000             84.83
BOCA RATON      FL     3,825,000             57.18
TAMPA           FL     2,225,000             95.51
WASHINGTON      DC     7,900,000             42.71
DALLAS          TX     1,660,000            117.77
MARIETTA        GA     2,250,000             86.67
NASHVILLE       TN     3,000,000             60.00
GREENSBORO      NC     2,400,000             76.04
PEMBROKE P      FL     2,400,000             73.00
BASKING RI      NJ     2,100,000             82.10
HOUSTON         TX     1,800,000             94.44
DALLAS          TX     2,800,000             61.10
AURORA          CO     2,850,000             59.00
ALBUQUERQUE     NM     3,624,000             41.40
OAKLAND         CA     2,500,000             59.00
FORT LEE        NJ     4,550,000             31.12
CHARLOTTE       NC     1,800,000             75.50
DENVER          CO     2,050,000             62.70
KELLER          TX           (3)             70.00
CORAL SPRINGS   FL     2,535,000             49.00
HOUSTON         TX     1,850,000             66.20
WACO            TX     1,375,000             88.10
MILWAUKEE       WI     1,775,000             68.00
MANASSAS        VA     1,750,000             70.00
ALBUQUERQUE     NM     3,200,000             35.00
HIALEAH GA      FL     2,400,000             51.56
ALTAMONTE       FL     1,700,000             61.76
CAYCE           SC     1,750,000             60.00


-----------

(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.

(2) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.

(3)  Information not available.

(4)  Without giving effect to any modification or extension of maturity date.

(5) Without giving effect to the Maturity Date Extension Assumptions For Matured Performing Mortgage Loans described herein.

(6) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated divided by the annualized monthly payment in effect as of September 1, 1996.

(7) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.

(8)  Interest only Mortgage Loan.